UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4118

Fidelity Securities Fund
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2016

Item 1.

Reports to Stockholders

Fidelity® Leveraged Company Stock Fund Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Leveraged Company Stock Fund	(7.23)%	9.21%	6.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund, a class of the fund, on July 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,303	Fidelity® Leveraged Company Stock Fund
$21,089	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500 index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Tom Soviero:  For the 12-month period, the fund’s share classes returned about -7%, lagging the gain of the S&P 500® but topping the -7.98% result of the Credit Suisse Leveraged Equity Index. Security selection accounted for most of the fund’s underperformance of the S&P 500®, with all 10 sectors detracting. The largest negative impact came from picks in the materials, consumer discretionary, health care, financials and industrials sectors. Our biggest individual disappointment was Netherlands-based LyondellBasell Industries, a multinational plastics, chemicals and refining company that also was our largest position and about 8% of assets this period. Low oil prices and concern that increased ethylene supply would pressure pricing led to the stock’s double-digit decline. In health care, our investments in Community Health Systems and Tenet Healthcare took a beating as investors grew increasingly worried that fewer privately insured patients, a greater number of uninsured patients and rising labor costs could hurt hospital operators’ profits. By contrast, medical supplies and devices company Boston Scientific was our top contributor by a wide margin, benefiting from the launch of new products, expansion overseas, the settlement of a pending lawsuit and ongoing cost reductions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	7.8	8.1
Service Corp. International	7.1	6.2
Boston Scientific Corp.	6.0	4.3
WestRock Co.	3.2	2.6
General Motors Co.	3.2	2.7
NXP Semiconductors NV	3.1	2.0
Bank of America Corp.	3.1	3.0
Delta Air Lines, Inc.	2.9	3.2
Tenet Healthcare Corp.	2.6	2.3
Comcast Corp. Class A	2.4	2.7
	41.4

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.8	24.9
Health Care	17.4	14.8
Materials	14.6	13.9
Financials	12.1	11.6
Industrials	9.6	12.4

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks	96.1%
Bonds	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments - 15.9%

As of January 31, 2016*
Stocks	97.8%
Bonds	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

 * Foreign investments - 14.8%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 23.8%
Auto Components - 2.6%
Delphi Automotive PLC	490,700	$33,279
Hertz Global Holdings, Inc. (a)	420,040	20,448
Tenneco, Inc. (a)	674,800	38,140
		91,867
Automobiles - 4.8%
Ford Motor Co.	3,862,533	48,900
General Motors Co.	3,448,107	108,753
General Motors Co. warrants 7/10/19 (a)	482,521	6,572
		164,225
Diversified Consumer Services - 7.1%
Service Corp. International	8,773,727	243,208
Hotels, Restaurants & Leisure - 0.7%
ARAMARK Holdings Corp.	494,844	17,740
Penn National Gaming, Inc. (a)	360,340	5,412
Red Rock Resorts, Inc.	5,847	128
		23,280
Household Durables - 2.9%
Lennar Corp. Class A	677,100	31,688
Newell Brands, Inc.	1,287,247	67,529
		99,217
Media - 5.0%
Cinemark Holdings, Inc.	1,853,345	69,686
Comcast Corp. Class A	1,223,934	82,310
Gray Television, Inc. (a)	1,232,064	12,197
Nexstar Broadcasting Group, Inc. Class A (b)	178,698	9,033
		173,226
Specialty Retail - 0.7%
Sally Beauty Holdings, Inc. (a)	808,000	23,699

TOTAL CONSUMER DISCRETIONARY		818,722

CONSUMER STAPLES - 2.5%
Food Products - 2.0%
ConAgra Foods, Inc.	541,700	25,330
Darling International, Inc. (a)	2,698,383	42,580
		67,910
Personal Products - 0.5%
Revlon, Inc. (a)	553,261	19,635

TOTAL CONSUMER STAPLES		87,545

ENERGY - 6.0%
Energy Equipment & Services - 1.8%
Halliburton Co.	1,126,593	49,187
SAExploration Holdings, Inc. (c)	419,175	4,611
Schlumberger Ltd.	109,400	8,809
		62,607
Oil, Gas & Consumable Fuels - 4.2%
Continental Resources, Inc. (a)	1,184,374	52,172
Hess Corp.	825,110	44,267
QEP Resources, Inc.	901,000	16,398
Range Resources Corp. (b)	465,400	18,760
Whiting Petroleum Corp. (a)	1,439,895	10,612
		142,209

TOTAL ENERGY		204,816

FINANCIALS - 12.1%
Banks - 9.5%
Bank of America Corp.	7,243,199	104,954
Barclays PLC sponsored ADR (b)	2,083,121	17,165
CIT Group, Inc.	229,310	7,925
Citigroup, Inc.	1,664,147	72,906
Huntington Bancshares, Inc.	4,806,680	45,663
Regions Financial Corp.	4,496,280	41,231
SunTrust Banks, Inc.	895,500	37,871
		327,715
Consumer Finance - 1.0%
American Express Co.	542,948	34,998
Insurance - 0.6%
Lincoln National Corp.	435,700	19,027
Real Estate Investment Trusts - 1.0%
Gaming & Leisure Properties	430,875	15,438
Host Hotels & Resorts, Inc.	1,016,122	18,026
		33,464

TOTAL FINANCIALS		415,204

HEALTH CARE - 17.4%
Health Care Equipment & Supplies - 6.0%
Boston Scientific Corp. (a)	8,457,056	205,337
Health Care Providers & Services - 6.7%
Community Health Systems, Inc. (a)(b)	1,213,027	15,490
DaVita HealthCare Partners, Inc. (a)	532,952	41,325
HCA Holdings, Inc. (a)	532,479	41,070
Tenet Healthcare Corp. (a)	2,965,644	90,778
Universal Health Services, Inc. Class B	334,505	43,328
		231,991
Life Sciences Tools & Services - 0.9%
PRA Health Sciences, Inc. (a)	651,400	30,212
Pharmaceuticals - 3.8%
Merck & Co., Inc.	1,390,800	81,584
Valeant Pharmaceuticals International, Inc. (Canada) (a)	2,200,900	49,080
		130,664

TOTAL HEALTH CARE		598,204

INDUSTRIALS - 9.6%
Aerospace & Defense - 1.7%
Huntington Ingalls Industries, Inc.	210,260	36,287
Textron, Inc.	602,700	23,505
		59,792
Airlines - 3.8%
American Airlines Group, Inc.	860,580	30,551
Delta Air Lines, Inc.	2,531,601	98,100
		128,651
Building Products - 0.5%
Allegion PLC	246,500	17,844
Commercial Services & Supplies - 0.9%
Civeo Corp. (a)	540,932	741
Deluxe Corp.	431,413	29,159
		29,900
Electrical Equipment - 0.8%
Emerson Electric Co.	163,500	9,140
Generac Holdings, Inc. (a)(b)	490,557	18,538
		27,678
Machinery - 1.4%
Ingersoll-Rand PLC	648,800	42,989
Pentair PLC	78,757	5,026
		48,015
Marine - 0.0%
Genco Shipping & Trading Ltd. (a)	831	5
Trading Companies & Distributors - 0.5%
Herc Holdings, Inc. (a)	140,013	4,949
United Rentals, Inc. (a)	147,000	11,711
		16,660

TOTAL INDUSTRIALS		328,545

INFORMATION TECHNOLOGY - 8.5%
Electronic Equipment & Components - 2.3%
Avnet, Inc.	594,313	24,426
Belden, Inc.	510,764	37,393
Corning, Inc.	726,800	16,149
		77,968
Semiconductors & Semiconductor Equipment - 4.5%
Intersil Corp. Class A	1,460,387	22,315
Micron Technology, Inc. (a)	2,079,945	28,578
NXP Semiconductors NV (a)	1,259,664	105,925
		156,818
Software - 0.6%
Citrix Systems, Inc. (a)	230,899	20,580
Technology Hardware, Storage & Peripherals - 1.1%
NCR Corp. (a)	1,117,931	36,858

TOTAL INFORMATION TECHNOLOGY		292,224

MATERIALS - 14.2%
Chemicals - 8.3%
Ingevity Corp. (a)	431,788	16,525
LyondellBasell Industries NV Class A	3,565,555	268,348
Phosphate Holdings, Inc. (a)	307,500	2
		284,875
Containers & Packaging - 3.9%
Sealed Air Corp.	483,434	22,808
WestRock Co.	2,590,728	111,168
		133,976
Metals & Mining - 1.0%
Alcoa, Inc.	1,432,700	15,215
Freeport-McMoRan, Inc.	1,514,400	19,627
Ormet Corp. (a)(d)	1,075,000	0
		34,842
Paper & Forest Products - 1.0%
Kapstone Paper & Packaging Corp.	989,200	14,126
Neenah Paper, Inc.	266,200	20,079
		34,205

TOTAL MATERIALS		487,898

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
Frontier Communications Corp.	5,528,256	28,747
Level 3 Communications, Inc. (a)	514,400	26,029
		54,776
UTILITIES - 0.4%
Electric Utilities - 0.4%
FirstEnergy Corp.	421,304	14,712
TOTAL COMMON STOCKS
(Cost $2,124,443)		3,302,646
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.7%
ENERGY - 0.3%
Energy Equipment & Services - 0.1%
SAExploration Holdings, Inc. 10% 4/14/19 (c)	5,004	3,502
Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp. 8% 12/15/22 (c)	7,680	6,682

TOTAL ENERGY		10,184

MATERIALS - 0.4%
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.:
3.55% 3/1/22	7,675	6,562
3.875% 3/15/23	7,675	6,601
		13,163
TOTAL NONCONVERTIBLE BONDS
(Cost $16,468)		23,347
	Shares	Value (000s)

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 0.42% (e)	119,437,198	119,437
Fidelity Securities Lending Cash Central Fund, 0.45% (e)(f)	9,990,000	9,990
TOTAL MONEY MARKET FUNDS
(Cost $129,427)		129,427
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $2,270,338)		3,455,420
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(20,677)
NET ASSETS - 100%		$3,434,743

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,795,000 or 0.4% of net assets.

 (d) Affiliated company

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$314
Fidelity Securities Lending Cash Central Fund	1,199
Total	$1,513

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Gray Television, Inc.	$63,611	$--	$30,602	$--	$--
OMNOVA Solutions, Inc.	20,154	--	15,824	--	--
Ormet Corp.	5	--	--	--	0
SAExploration Holdings, Inc.	--	--	248	--	--
Total	$83,770	$--	$46,674	$--	$0

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$818,722	$818,594	$128	$--
Consumer Staples	87,545	87,545	--	--
Energy	204,816	204,816	--	--
Financials	415,204	415,204	--	--
Health Care	598,204	598,204	--	--
Industrials	328,545	328,545	--	--
Information Technology	292,224	292,224	--	--
Materials	487,898	487,898	--	--
Telecommunication Services	54,776	54,776	--	--
Utilities	14,712	14,712	--	--
Corporate Bonds	23,347	--	23,347	--
Money Market Funds	129,427	129,427	--	--
Total Investments in Securities:	$3,455,420	$3,431,945	$23,475	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.1%
Netherlands	10.9%
Ireland	1.9%
Canada	1.4%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $9,637) — See accompanying schedule: Unaffiliated issuers (cost $2,120,355)	$3,325,993
Fidelity Central Funds (cost $129,427)	129,427
Other affiliated issuers (cost $20,556)	0
Total Investments (cost $2,270,338)		$3,455,420
Receivable for fund shares sold		885
Dividends receivable		1,274
Interest receivable		345
Distributions receivable from Fidelity Central Funds		55
Other receivables		46
Total assets		3,458,025
Liabilities
Payable for fund shares redeemed	$11,009
Accrued management fee	1,714
Other affiliated payables	508
Other payables and accrued expenses	61
Collateral on securities loaned, at value	9,990
Total liabilities		23,282
Net Assets		$3,434,743
Net Assets consist of:
Paid in capital		$2,041,379
Undistributed net investment income		19,397
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		188,885
Net unrealized appreciation (depreciation) on investments		1,185,082
Net Assets		$3,434,743
Leveraged Company Stock:
Net Asset Value, offering price and redemption price per share ($2,861,447 ÷ 70,346 shares)		$40.68
Class K:
Net Asset Value, offering price and redemption price per share ($573,296 ÷ 14,065 shares)		$40.76

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2016
Investment Income
Dividends		$65,759
Interest		2,380
Income from Fidelity Central Funds		1,513
Total income		69,652
Expenses
Management fee	$22,785
Transfer agent fees	5,511
Accounting and security lending fees	1,055
Custodian fees and expenses	32
Independent trustees' fees and expenses	17
Registration fees	51
Audit	65
Legal	18
Miscellaneous	34
Total expenses before reductions	29,568
Expense reductions	(123)	29,445
Net investment income (loss)		40,207
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	300,346
Other affiliated issuers	(9,340)
Foreign currency transactions	2
Total net realized gain (loss)		291,008
Change in net unrealized appreciation (depreciation) on investment securities		(703,593)
Net gain (loss)		(412,585)
Net increase (decrease) in net assets resulting from operations		$(372,378)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$40,207	$45,844
Net realized gain (loss)	291,008	235,817
Change in net unrealized appreciation (depreciation)	(703,593)	(131,060)
Net increase (decrease) in net assets resulting from operations	(372,378)	150,601
Distributions to shareholders from net investment income	(39,813)	(41,090)
Distributions to shareholders from net realized gain	(240,243)	–
Total distributions	(280,056)	(41,090)
Share transactions - net increase (decrease)	(659,264)	(743,092)
Redemption fees	156	302
Total increase (decrease) in net assets	(1,311,542)	(633,279)
Net Assets
Beginning of period	4,746,285	5,379,564
End of period	$3,434,743	$4,746,285
Other Information
Undistributed net investment income end of period	$19,397	$24,974

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Leveraged Company Stock Fund

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$46.90	$45.82	$39.44	$28.22	$28.85
Income from Investment Operations
Net investment income (loss)A	.41	.41	.34	.42B	.16
Net realized and unrealized gain (loss)	(3.77)	1.01	6.31	10.92	(.50)
Total from investment operations	(3.36)	1.42	6.65	11.34	(.34)
Distributions from net investment income	(.40)	(.34)	(.27)	(.12)	(.29)
Distributions from net realized gain	(2.46)	–	–	–	–
Total distributions	(2.86)	(.34)	(.27)	(.12)	(.29)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$40.68	$46.90	$45.82	$39.44	$28.22
Total ReturnD	(7.23)%	3.12%	16.96%	40.31%	(1.05)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.79%	.79%	.82%	.86%
Expenses net of fee waivers, if any	.80%	.78%	.79%	.82%	.86%
Expenses net of all reductions	.80%	.78%	.79%	.82%	.85%
Net investment income (loss)	1.03%	.87%	.81%	1.25%B	.60%
Supplemental Data
Net assets, end of period (in millions)	$2,861	$3,755	$4,207	$4,227	$3,009
Portfolio turnover rateG	9%	4%	10%	21%	29%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Leveraged Company Stock Fund Class K

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$47.00	$45.91	$39.52	$28.26	$28.86
Income from Investment Operations
Net investment income (loss)A	.46	.46	.40	.47B	.20
Net realized and unrealized gain (loss)	(3.79)	1.03	6.31	10.93	(.49)
Total from investment operations	(3.33)	1.49	6.71	11.40	(.29)
Distributions from net investment income	(.45)	(.40)	(.32)	(.14)	(.31)
Distributions from net realized gain	(2.46)	–	–	–	–
Total distributions	(2.91)	(.40)	(.32)	(.14)	(.31)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$40.76	$47.00	$45.91	$39.52	$28.26
Total ReturnD	(7.14)%	3.26%	17.10%	40.47%	(.87)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%	.67%	.67%	.69%	.69%
Expenses net of fee waivers, if any	.68%	.67%	.67%	.69%	.69%
Expenses net of all reductions	.68%	.67%	.67%	.68%	.69%
Net investment income (loss)	1.15%	.99%	.92%	1.39%B	.76%
Supplemental Data
Net assets, end of period (in millions)	$573	$991	$1,173	$1,053	$600
Portfolio turnover rateG	9%	4%	10%	21%	29%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,367,964
Gross unrealized depreciation	(183,832)
Net unrealized appreciation (depreciation) on securities	$1,184,132
Tax Cost	$2,271,288

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,014
Undistributed long-term capital gain	$190,218
Net unrealized appreciation (depreciation) on securities and other investments	$1,184,132

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$39,813	$ 41,090
Long-term Capital Gains	240,243	–
Total	$280,056	$ 41,090

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $334,892 and $1,205,664, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Leveraged Company Stock	$5,179.17
Class K	332.05
	$5,511

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $20 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,199, including $139 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $94 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $29.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Leveraged Company Stock	$31,472	$30,775
Class K	8,341	10,315
Total	$39,813	$41,090
From net realized gain
Leveraged Company Stock	$194,477	$–
Class K	45,766	–
Total	$240,243	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Leveraged Company Stock
Shares sold	3,277	5,334	$130,866	$246,873
Reinvestment of distributions	5,086	626	212,362	29,028
Shares redeemed	(18,084)	(17,699)	(716,560)	(811,035)
Net increase (decrease)	(9,721)	(11,739)	$(373,332)	$(535,134)
Class K
Shares sold	2,482	5,815	$96,640	$269,619
Reinvestment of distributions	1,294	222	54,107	10,315
Shares redeemed	(10,794)	(10,500)	(436,679)	(487,892)
Net increase (decrease)	(7,018)	(4,463)	$(285,932)	$(207,958)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Leveraged Company Stock Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Leveraged Company Stock	.80%
Actual		$1,000.00	$1,132.50	$4.24
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Class K	.68%
Actual		$1,000.00	$1,133.20	$3.61
Hypothetical-C		$1,000.00	$1,021.48	$3.42

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Leveraged Company Stock voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Leveraged Company Stock	9/19/2016	9/16/2016	$0.230	$2.327
Class K	9/19/2016	9/16/2016	$0.258	$2.327

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $295,796,944 or, if subsequently determined to be different, the net capital gain of such year.

Leveraged Company Stock designates 100% and Class K designates 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Leveraged Company Stock designates 100% and Class K designates 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Leveraged Company Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Series Small Cap Opportunities Fund Fidelity® Series Small Cap Opportunities Fund Class F Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Small Cap Opportunities Fund	(0.94)%	8.89%	6.10%
Class F	(0.84)%	9.07%	6.25%

 A From March 22, 2007

 The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity® Series Small Cap Opportunities Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Small Cap Opportunities Fund, a class of the fund, on March 22, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$17,413	Fidelity® Series Small Cap Opportunities Fund
$17,190	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Lead Portfolio Manager Rich Thompson:  For the year, the fund’s share classes had modestly negative results, trailing the 0.00% return of the benchmark Russell 2000® Index. Fears of a global economic slowdown and the U.K.'s decision to exit the European Union contributed to volatility across all market-capitalization tiers, especially small-caps. After a challenging first half, small-caps rebounded in the period’s later months, but not enough to end in positive territory. Versus the benchmark, stock selection in information technology was the biggest detractor, including IT consulting and software developer Virtusa. Two recent strategic acquisitions weighed on Virtusa’s balance sheet, and subsequently its stock price. Also detracting was G-III Apparel Group, as high inventories and a disappointing holiday sales season dragged on the company’s profits, and the stock faltered. Conversely, stock picking in consumer discretionary boosted relative results. The fund’s top two contributors were non-benchmark real estate investment trusts (REITs) – Mid-America Apartment Communities and Equity LifeStyle Properties. Each benefited from investors’ appetite for dividend-paying securities, which are often considered more defensive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders: Effective May 13, 2016, Morgen Peck assumed responsibilities for the fund’s information technology and telecommunication services subportfolios, succeeding Rayna Lesser Hannaway. Peck continues to manage the fund’s consumer discretionary, consumer staples and financials sleeves.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
MB Financial, Inc.	1.4	1.3
Allied World Assurance Co. Holdings AG	1.4	1.3
WSFS Financial Corp.	1.3	1.1
Coresite Realty Corp.	1.2	1.0
Equity Lifestyle Properties, Inc.	1.1	1.0
Huntington Bancshares, Inc.	1.1	0.9
EMCOR Group, Inc.	1.1	0.9
Store Capital Corp.	1.0	0.8
Ramco-Gershenson Properties Trust (SBI)	1.0	1.0
Associated Banc-Corp.	1.0	1.1
	11.6

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.7	23.7
Information Technology	17.5	18.3
Health Care	14.0	13.5
Industrials	13.6	12.3
Consumer Discretionary	13.1	12.7

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks and Equity Futures	97.4%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 9.2%

As of January 31, 2016*
Stocks and Equity Futures	97.2%
Short-Term Investments and Net Other Assets (Liabilities)	2.8%

 * Foreign investments - 9.4%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
CONSUMER DISCRETIONARY - 13.1%
Auto Components - 1.6%
Standard Motor Products, Inc.	440,524	$18,475,577
Tenneco, Inc. (a)	779,286	44,045,245
Visteon Corp.	319,400	22,386,746
		84,907,568
Diversified Consumer Services - 0.6%
Service Corp. International	1,189,700	32,978,484
Hotels, Restaurants & Leisure - 2.2%
Cedar Fair LP (depositary unit)	302,000	17,878,400
Dave & Buster's Entertainment, Inc. (a)	608,700	27,087,150
Domino's Pizza, Inc.	205,500	30,270,150
Texas Roadhouse, Inc. Class A	886,443	41,857,838
		117,093,538
Household Durables - 1.5%
Ethan Allen Interiors, Inc.	1,108,435	38,495,948
Helen of Troy Ltd. (a)	235,400	23,448,194
Meritage Homes Corp. (a)	496,900	18,082,191
		80,026,333
Leisure Products - 1.2%
Brunswick Corp.	575,600	28,561,272
Vista Outdoor, Inc. (a)	673,748	33,721,087
		62,282,359
Media - 1.1%
Nexstar Broadcasting Group, Inc. Class A (b)	696,317	35,198,824
Starz Series A (a)	769,800	23,271,054
		58,469,878
Specialty Retail - 2.4%
Burlington Stores, Inc. (a)	486,200	37,199,162
Genesco, Inc. (a)	360,925	25,055,414
Murphy U.S.A., Inc. (a)	359,400	27,544,416
Sally Beauty Holdings, Inc. (a)	788,800	23,135,504
Urban Outfitters, Inc. (a)	623,600	18,645,640
		131,580,136
Textiles, Apparel & Luxury Goods - 2.5%
Deckers Outdoor Corp. (a)	545,100	35,982,051
G-III Apparel Group Ltd. (a)	960,774	38,459,783
Kate Spade & Co. (a)	790,200	17,139,438
Steven Madden Ltd. (a)	1,174,939	41,146,364
		132,727,636

TOTAL CONSUMER DISCRETIONARY		700,065,932

CONSUMER STAPLES - 2.8%
Beverages - 0.2%
Coca-Cola Bottling Co. Consolidated	84,085	11,974,545
Food & Staples Retailing - 0.7%
Casey's General Stores, Inc.	138,250	18,461,905
Performance Food Group Co.	768,400	21,084,896
		39,546,801
Food Products - 1.3%
Greencore Group PLC	2,857,809	12,390,380
Ingredion, Inc.	128,300	17,094,692
J&J Snack Foods Corp.	198,450	24,133,505
TreeHouse Foods, Inc. (a)	169,400	17,480,386
		71,098,963
Household Products - 0.2%
Central Garden & Pet Co. Class A (non-vtg.) (a)	348,600	7,944,594
Personal Products - 0.4%
Inter Parfums, Inc.	616,200	20,051,148

TOTAL CONSUMER STAPLES		150,616,051

ENERGY - 2.9%
Energy Equipment & Services - 0.8%
Nabors Industries Ltd.	2,167,800	19,510,200
Rowan Companies PLC	476,200	7,257,288
Total Energy Services, Inc.	1,266,170	12,412,956
		39,180,444
Oil, Gas & Consumable Fuels - 2.1%
Boardwalk Pipeline Partners, LP	1,177,347	19,673,468
Diamondback Energy, Inc.	179,193	15,731,353
Newfield Exploration Co. (a)	482,012	20,871,120
PDC Energy, Inc. (a)	434,000	23,770,180
Western Refining, Inc. (b)	760,212	15,850,420
WPX Energy, Inc. (a)	1,791,600	17,898,084
		113,794,625

TOTAL ENERGY		152,975,069

FINANCIALS - 24.7%
Banks - 10.2%
Associated Banc-Corp.	2,956,913	54,998,582
BancFirst Corp.	496,478	32,554,062
Bank of the Ozarks, Inc. (b)	1,447,174	52,083,792
Banner Corp.	1,249,571	52,157,094
BBCN Bancorp, Inc.	3,073,510	47,239,849
Community Bank System, Inc.	1,069,472	47,195,799
Huntington Bancshares, Inc.	6,080,100	57,760,950
Investors Bancorp, Inc.	4,178,700	47,470,032
MB Financial, Inc.	2,033,800	78,077,584
PacWest Bancorp	935,592	38,686,729
Tompkins Financial Corp.	488,719	35,549,420
		543,773,893
Capital Markets - 1.7%
AURELIUS AG	886,843	54,026,316
OM Asset Management Ltd.	2,811,024	39,354,336
		93,380,652
Insurance - 2.9%
Allied World Assurance Co. Holdings AG	1,764,513	72,327,388
Aspen Insurance Holdings Ltd.	727,190	33,421,652
Employers Holdings, Inc.	415,980	11,863,750
James River Group Holdings Ltd.	1,065,386	35,860,893
		153,473,683
Real Estate Investment Trusts - 8.6%
Coresite Realty Corp.	754,300	62,252,379
Cousins Properties, Inc.	2,915,320	31,019,005
Equity Lifestyle Properties, Inc.	712,300	58,579,552
Kite Realty Group Trust	1,602,455	48,730,657
Mid-America Apartment Communities, Inc.	504,600	53,497,692
National Retail Properties, Inc.	1,015,141	53,964,896
Ramco-Gershenson Properties Trust (SBI)	2,795,450	55,461,728
Store Capital Corp.	1,785,903	55,702,315
Urban Edge Properties	1,448,300	43,318,653
		462,526,877
Thrifts & Mortgage Finance - 1.3%
WSFS Financial Corp. (c)	2,030,253	71,444,603

TOTAL FINANCIALS		1,324,599,708

HEALTH CARE - 14.0%
Biotechnology - 6.2%
ACADIA Pharmaceuticals, Inc. (a)	399,727	14,805,888
Acorda Therapeutics, Inc. (a)	581,100	14,690,208
Advanced Accelerator Applications SA sponsored ADR (b)	403,200	12,616,128
Agios Pharmaceuticals, Inc. (a)(b)	167,563	7,578,874
Ascendis Pharma A/S sponsored ADR (a)	870,553	12,535,963
BioMarin Pharmaceutical, Inc. (a)	155,444	15,454,242
bluebird bio, Inc. (a)	151,768	8,678,094
Cellectis SA sponsored ADR (a)	448,095	11,816,265
Coherus BioSciences, Inc. (a)(b)	681,111	17,293,408
Curis, Inc. (a)(b)(c)	6,736,556	11,317,414
CytomX Therapeutics, Inc.	267,800	2,694,068
CytomX Therapeutics, Inc. (d)	105,499	1,061,320
Five Prime Therapeutics, Inc. (a)	390,800	19,809,652
Genocea Biosciences, Inc. (a)(b)(c)	1,802,810	7,337,437
Heron Therapeutics, Inc. (a)(b)	531,800	8,838,516
Intercept Pharmaceuticals, Inc. (a)	71,798	12,423,208
Ionis Pharmaceuticals, Inc. (a)	275,872	8,052,704
La Jolla Pharmaceutical Co. (a)	667,883	11,354,011
Macrogenics, Inc. (a)	537,200	16,432,948
Mirati Therapeutics, Inc. (a)(b)	192,003	890,894
Neurocrine Biosciences, Inc. (a)	359,682	18,066,827
Novavax, Inc. (a)	2,193,539	16,056,705
Sage Therapeutics, Inc. (a)	35,500	1,592,530
Spark Therapeutics, Inc. (a)	312,600	18,112,044
TESARO, Inc. (a)	317,500	29,603,700
Ultragenyx Pharmaceutical, Inc. (a)	304,506	19,269,140
Vitae Pharmaceuticals, Inc. (a)(b)	1,327,400	14,136,810
		332,518,998
Health Care Equipment & Supplies - 3.6%
Hill-Rom Holdings, Inc.	656,300	35,066,109
Integra LifeSciences Holdings Corp. (a)	620,368	52,278,411
NxStage Medical, Inc. (a)	1,964,700	43,439,517
Steris PLC	100,667	7,142,324
Teleflex, Inc.	118,600	21,384,766
Wright Medical Group NV (a)	1,447,152	31,736,043
		191,047,170
Health Care Providers & Services - 2.6%
Amedisys, Inc. (a)	315,400	16,889,670
AmSurg Corp. (a)	322,900	24,220,729
Molina Healthcare, Inc. (a)	265,500	15,083,055
Surgical Care Affiliates, Inc. (a)	920,886	47,895,281
Team Health Holdings, Inc. (a)	500,700	20,448,588
VCA, Inc. (a)	196,600	14,025,444
		138,562,767
Health Care Technology - 0.2%
Press Ganey Holdings, Inc. (a)	286,350	11,431,092
Life Sciences Tools & Services - 0.5%
Bruker Corp.	1,074,903	26,786,583
Pharmaceuticals - 0.9%
Innoviva, Inc. (b)	1,084,849	13,962,007
Prestige Brands Holdings, Inc. (a)	313,554	16,775,139
Theravance Biopharma, Inc. (a)	673,846	17,189,811
		47,926,957

TOTAL HEALTH CARE		748,273,567

INDUSTRIALS - 13.6%
Aerospace & Defense - 2.2%
Moog, Inc. Class A (a)	616,698	33,961,559
Orbital ATK, Inc.	420,591	36,641,888
Teledyne Technologies, Inc. (a)	468,431	49,185,255
		119,788,702
Air Freight & Logistics - 0.9%
Hub Group, Inc. Class A (a)	1,137,378	46,564,255
Airlines - 0.4%
JetBlue Airways Corp. (a)	1,300,112	23,831,053
Building Products - 0.7%
Allegion PLC	279,918	20,263,264
Simpson Manufacturing Co. Ltd.	457,100	18,649,680
		38,912,944
Commercial Services & Supplies - 3.7%
Deluxe Corp.	741,774	50,136,505
Interface, Inc.	1,764,330	31,510,934
Matthews International Corp. Class A	396,558	23,837,101
Multi-Color Corp.	375,606	24,256,635
Waste Connection, Inc. (Canada)	368,598	27,463,113
West Corp.	1,853,264	40,975,667
		198,179,955
Construction & Engineering - 1.7%
EMCOR Group, Inc.	1,002,598	55,844,709
Valmont Industries, Inc.	248,384	32,525,885
		88,370,594
Industrial Conglomerates - 0.5%
ITT, Inc.	874,659	27,735,437
Machinery - 1.1%
AGCO Corp.	592,353	28,527,720
Standex International Corp.	331,000	29,392,800
		57,920,520
Trading Companies & Distributors - 2.4%
Kaman Corp.	845,807	36,505,030
Titan Machinery, Inc. (a)(b)(c)	1,609,419	18,041,587
Watsco, Inc.	363,302	52,330,020
WESCO International, Inc. (a)(b)	390,800	21,783,192
		128,659,829

TOTAL INDUSTRIALS		729,963,289

INFORMATION TECHNOLOGY - 17.5%
Communications Equipment - 0.8%
NETGEAR, Inc. (a)	863,570	44,413,405
Electronic Equipment & Components - 2.7%
Cardtronics PLC	702,202	30,889,866
CDW Corp.	663,474	28,482,939
Jabil Circuit, Inc.	960,945	19,555,231
Tech Data Corp. (a)	453,394	35,332,994
Trimble Navigation Ltd. (a)	1,200,625	31,744,525
		146,005,555
Internet Software & Services - 0.4%
Bankrate, Inc. (a)	127,338	1,014,884
Stamps.com, Inc. (a)	241,832	18,332,075
		19,346,959
IT Services - 6.3%
Convergys Corp.	330,800	8,815,820
CSG Systems International, Inc.	212,200	8,543,172
EPAM Systems, Inc. (a)	437,160	30,706,118
Euronet Worldwide, Inc. (a)	512,547	39,086,834
ExlService Holdings, Inc. (a)	664,051	32,877,165
Global Payments, Inc.	432,600	32,297,916
ManTech International Corp. Class A	843,284	33,318,151
Maximus, Inc.	685,500	40,389,660
Perficient, Inc. (a)	739,508	16,431,868
Science Applications International Corp.	606,972	36,879,619
Virtusa Corp. (a)	938,700	25,532,640
WEX, Inc. (a)	333,200	31,214,176
		336,093,139
Semiconductors & Semiconductor Equipment - 2.5%
Cirrus Logic, Inc. (a)	542,700	26,369,793
Intersil Corp. Class A	1,973,600	30,156,608
Monolithic Power Systems, Inc.	483,370	35,150,666
ON Semiconductor Corp. (a)	1,905,500	19,112,165
Qorvo, Inc. (a)	392,750	24,833,583
		135,622,815
Software - 4.0%
CommVault Systems, Inc. (a)	399,134	20,651,193
Manhattan Associates, Inc. (a)	572,027	33,206,167
Paycom Software, Inc. (a)	735,248	34,711,058
Pegasystems, Inc.	1,057,226	29,496,605
Qlik Technologies, Inc. (a)	723,600	21,852,720
RealPage, Inc. (a)	1,349,900	33,949,985
Tyler Technologies, Inc. (a)	234,172	38,174,719
		212,042,447
Technology Hardware, Storage & Peripherals - 0.8%
Electronics for Imaging, Inc. (a)	462,671	20,491,699
Super Micro Computer, Inc. (a)	1,075,249	23,171,616
		43,663,315

TOTAL INFORMATION TECHNOLOGY		937,187,635

MATERIALS - 3.8%
Chemicals - 1.6%
Chase Corp.	288,234	17,464,098
Innospec, Inc.	533,908	26,839,555
PolyOne Corp.	624,401	21,897,743
Trinseo SA	423,538	21,087,957
		87,289,353
Containers & Packaging - 1.6%
Avery Dennison Corp.	296,100	23,063,229
Berry Plastics Group, Inc. (a)	1,032,360	42,326,760
Silgan Holdings, Inc.	402,100	19,936,118
		85,326,107
Metals & Mining - 0.6%
Compass Minerals International, Inc.	204,400	14,224,196
Steel Dynamics, Inc.	639,500	17,151,390
		31,375,586

TOTAL MATERIALS		203,991,046

TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Cogent Communications Group, Inc.	298,100	12,737,813
UTILITIES - 4.0%
Electric Utilities - 1.8%
El Paso Electric Co.	522,380	24,907,078
Great Plains Energy, Inc.	436,880	13,010,286
IDACORP, Inc.	374,600	30,286,410
Portland General Electric Co.	709,232	30,972,161
		99,175,935
Gas Utilities - 2.2%
Atmos Energy Corp.	220,886	17,624,494
New Jersey Resources Corp.	458,200	17,063,368
South Jersey Industries, Inc.	363,700	11,594,756
Southwest Gas Corp.	500,200	38,765,500
Spire, Inc.	454,200	31,521,480
		116,569,598

TOTAL UTILITIES		215,745,533

TOTAL COMMON STOCKS
(Cost $4,352,221,266)		5,176,155,643
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.2% to 0.33% 8/4/16 to 10/27/16 (e)
(Cost $1,279,770)	1,280,000	1,279,815
	Shares	Value

Money Market Funds - 4.7%
Fidelity Cash Central Fund, 0.42% (f)	186,339,464	$186,339,464
Fidelity Securities Lending Cash Central Fund, 0.45% (f)(g)	64,781,028	64,781,028
TOTAL MONEY MARKET FUNDS
(Cost $251,120,492)		251,120,492
TOTAL INVESTMENT PORTFOLIO - 101.4%
(Cost $4,604,621,528)		5,428,555,950
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(72,684,174)
NET ASSETS - 100%		$5,355,871,776

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
293 ICE Russell 2000 Index Contracts (United States)	Sept. 2016	35,658,100	$1,783,845

The face value of futures purchased as a percentage of Net Assets is 0.7%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,061,320 or 0.0% of net assets.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,279,815.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$641,526
Fidelity Securities Lending Cash Central Fund	2,748,783
Total	$3,390,309

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Banner Corp.	$59,301,956	$12,523,135	$12,157,085	$1,012,915	$--
Curis, Inc.	17,343,495	3,447,169	1,813,163	--	11,317,414
Datalink Corp.	11,285,581	--	8,966,446	--	--
Genocea Biosciences, Inc.	11,551,566	4,471,467	--	--	7,337,437
MINDBODY, Inc.	5,160,680	1,625,644	9,376,437	--	--
Silicon Graphics International Corp.	11,178,886	--	11,024,038	--	--
Titan Machinery, Inc.	22,265,302	309,663	5,721	--	18,041,587
Towerstream Corp.	8,511,267	--	1,209,780	--	--
WSFS Financial Corp.	56,720,998	6,593,132	5,206,273	454,466	71,444,603
Total	$203,319,731	$28,970,210	$49,758,943	$1,467,381	$108,141,041

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$700,065,932	$700,065,932	$--	$--
Consumer Staples	150,616,051	150,616,051	--	--
Energy	152,975,069	152,975,069	--	--
Financials	1,324,599,708	1,324,599,708	--	--
Health Care	748,273,567	748,273,567	--	--
Industrials	729,963,289	729,963,289	--	--
Information Technology	937,187,635	937,187,635	--	--
Materials	203,991,046	203,991,046	--	--
Telecommunication Services	12,737,813	12,737,813	--	--
Utilities	215,745,533	215,745,533	--	--
U.S. Government and Government Agency Obligations	1,279,815	--	1,279,815	--
Money Market Funds	251,120,492	251,120,492	--	--
Total Investments in Securities:	$5,428,555,950	$5,427,276,135	$1,279,815	$--
Derivative Instruments:
Assets
Futures Contracts	$1,783,845	$1,783,845	$--	$--
Total Assets	$1,783,845	$1,783,845	$--	$--
Total Derivative Instruments:	$1,783,845	$1,783,845	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,783,845	$0
Total Equity Risk	1,783,845	0
Total Value of Derivatives	$1,783,845	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $62,598,800) — See accompanying schedule: Unaffiliated issuers (cost $4,250,144,446)	$5,069,294,417
Fidelity Central Funds (cost $251,120,492)	251,120,492
Other affiliated issuers (cost $103,356,590)	108,141,041
Total Investments (cost $4,604,621,528)		$5,428,555,950
Receivable for investments sold		52,321,618
Receivable for fund shares sold		5,996,619
Dividends receivable		1,834,780
Distributions receivable from Fidelity Central Funds		169,417
Receivable for daily variation margin for derivative instruments		137,099
Other receivables		152,868
Total assets		5,489,168,351
Liabilities
Payable to custodian bank	$282,275
Payable for investments purchased	64,227,203
Payable for fund shares redeemed	709,180
Accrued management fee	2,796,982
Other affiliated payables	413,814
Other payables and accrued expenses	86,093
Collateral on securities loaned, at value	64,781,028
Total liabilities		133,296,575
Net Assets		$5,355,871,776
Net Assets consist of:
Paid in capital		$4,609,435,295
Undistributed net investment income		15,525,552
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(94,779,976)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		825,690,905
Net Assets		$5,355,871,776
Series Small Cap Opportunities:
Net Asset Value, offering price and redemption price per share ($2,433,488,702 ÷ 188,098,609 shares)		$12.94
Class F:
Net Asset Value, offering price and redemption price per share ($2,922,383,074 ÷ 224,404,014 shares)		$13.02

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends (including $1,467,382 earned from other affiliated issuers)		$64,359,280
Interest		11,491
Income from Fidelity Central Funds		3,390,309
Total income		67,761,080
Expenses
Management fee
Basic fee	$36,238,330
Performance adjustment	(2,040,380)
Transfer agent fees	3,961,170
Accounting and security lending fees	1,116,719
Custodian fees and expenses	109,543
Independent trustees' fees and expenses	23,009
Audit	68,644
Legal	16,282
Miscellaneous	40,342
Total expenses before reductions	39,533,659
Expense reductions	(419,847)	39,113,812
Net investment income (loss)		28,647,268
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(48,556,913)
Other affiliated issuers	(44,800,523)
Foreign currency transactions	(66,026)
Futures contracts	138,179
Total net realized gain (loss)		(93,285,283)
Change in net unrealized appreciation (depreciation) on: Investment securities	20,309,086
Assets and liabilities in foreign currencies	12,541
Futures contracts	2,631,827
Total change in net unrealized appreciation (depreciation)		22,953,454
Net gain (loss)		(70,331,829)
Net increase (decrease) in net assets resulting from operations		$(41,684,561)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,647,268	$27,929,552
Net realized gain (loss)	(93,285,283)	299,741,252
Change in net unrealized appreciation (depreciation)	22,953,454	340,925,005
Net increase (decrease) in net assets resulting from operations	(41,684,561)	668,595,809
Distributions to shareholders from net investment income	(25,267,159)	(23,180,446)
Distributions to shareholders from net realized gain	(274,804,438)	(274,549,615)
Total distributions	(300,071,597)	(297,730,061)
Share transactions - net increase (decrease)	129,114,071	171,463,697
Total increase (decrease) in net assets	(212,642,087)	542,329,445
Net Assets
Beginning of period	5,568,513,863	5,026,184,418
End of period	$5,355,871,776	$5,568,513,863
Other Information
Undistributed net investment income end of period	$15,525,552	$12,811,213

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Small Cap Opportunities Fund

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.83	$12.96	$13.55	$10.93	$11.22
Income from Investment Operations
Net investment income (loss)A	.06	.05	.02	.04	–B
Net realized and unrealized gain (loss)	(.22)	1.53	.77	3.20	(.17)
Total from investment operations	(.16)	1.58	.79	3.24	(.17)
Distributions from net investment income	(.05)	(.04)	–B	(.05)	–B
Distributions from net realized gain	(.68)	(.66)	(1.38)	(.57)	(.11)
Total distributions	(.73)	(.71)C	(1.38)	(.62)	(.12)D
Net asset value, end of period	$12.94	$13.83	$12.96	$13.55	$10.93
Total ReturnE	(.94)%	12.66%	6.29%	30.91%	(1.41)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.85%	.77%	.82%	.98%	1.12%
Expenses net of fee waivers, if any	.85%	.76%	.82%	.98%	1.12%
Expenses net of all reductions	.84%	.76%	.82%	.96%	1.11%
Net investment income (loss)	.46%	.41%	.19%	.30%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$2,433,489	$2,647,013	$2,425,973	$1,602,664	$1,329,447
Portfolio turnover rateH	58%	59%	90%I	77%	66%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.71 per share is comprised of distributions from net investment income of $.042 and distributions from net realized gain of $.664 per share.

 D Total distributions of $.12 per share is comprised of distributions from net investment income of $.003 and distributions from net realized gain of $.113 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Small Cap Opportunities Fund Class F

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.92	$13.04	$13.62	$10.99	$11.27
Income from Investment Operations
Net investment income (loss)A	.08	.08	.05	.06	.03
Net realized and unrealized gain (loss)	(.23)	1.53	.77	3.21	(.18)
Total from investment operations	(.15)	1.61	.82	3.27	(.15)
Distributions from net investment income	(.07)	(.07)	(.01)	(.07)	(.01)
Distributions from net realized gain	(.68)	(.66)	(1.39)	(.57)	(.11)
Total distributions	(.75)	(.73)	(1.40)	(.64)	(.13)B
Net asset value, end of period	$13.02	$13.92	$13.04	$13.62	$10.99
Total ReturnC	(.84)%	12.87%	6.52%	31.09%	(1.23)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.69%	.60%	.65%	.79%	.91%
Expenses net of fee waivers, if any	.68%	.60%	.65%	.79%	.91%
Expenses net of all reductions	.68%	.59%	.65%	.77%	.91%
Net investment income (loss)	.63%	.58%	.36%	.49%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$2,922,383	$2,921,501	$2,600,212	$1,351,926	$923,975
Portfolio turnover rateF	58%	59%	90%G	77%	66%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.13 per share is comprised of distributions from net investment income of $.012 and distributions from net realized gain of $.113 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Series Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which FMR or an affiliate serves as an investment manager and, for shares of Series Small Cap Opportunities, FMR investment professionals. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Small Cap Opportunities and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,024,294,967
Gross unrealized depreciation	(211,450,221)
Net unrealized appreciation (depreciation) on securities	$812,844,746
Tax Cost	$4,615,711,204

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,524,937
Capital loss carryforward	$(81,905,842)
Net unrealized appreciation (depreciation) on securities and other investments	$812,817,384

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(54,677,976)
Long-term	(27,227,866)
Total capital loss carryforward	$(81,905,842)

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$25,267,159	$ 111,703,354
Long-term Capital Gains	274,804,438	186,026,707
Total	$300,071,597	$ 297,730,061

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $138,179 and a change in net unrealized appreciation (depreciation) of $2,631,827 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,952,061,791 and $2,908,528,024, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Small Cap Opportunities as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .66% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Small Cap Opportunities. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Small Cap Opportunities	$3,961,170.17

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $110,290 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,652 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,186,942. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,748,783 from securities loaned to FCM, including $419,478 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $380,945 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $821.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $38,081.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Series Small Cap Opportunities	$9,533,676	$8,552,160
Class F	15,733,483	14,628,286
Total	$25,267,159	$23,180,446
From net realized gain
Series Small Cap Opportunities	$129,456,186	$131,736,083
Class F	145,348,252	142,813,532
Total	$274,804,438	$274,549,615

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Series Small Cap Opportunities
Shares sold	21,652,402	28,483,380	$258,866,910	$373,867,989
Reinvestment of distributions	11,216,113	11,011,697	138,989,862	140,288,243
Shares redeemed	(36,188,248)	(35,222,232)	(445,277,816)	(467,728,523)
Net increase (decrease)	(3,319,733)	4,272,845	$(47,421,044)	$46,427,709
Class F
Shares sold	41,429,247	42,361,309	$502,713,957	$560,257,508
Reinvestment of distributions	12,929,264	12,293,383	161,081,735	157,441,818
Shares redeemed	(39,887,913)	(44,064,466)	(487,260,577)	(592,663,338)
Net increase (decrease)	14,470,598	10,590,226	$176,535,115	$125,035,988

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Small Cap Opportunities Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity® Series Small Cap Opportunities Fund, or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Series Small Cap Opportunities	.87%
Actual		$1,000.00	$1,144.10	$4.64
Hypothetical-C		$1,000.00	$1,020.54	$4.37
Class F	.70%
Actual		$1,000.00	$1,144.10	$3.73
Hypothetical-C		$1,000.00	$1,021.38	$3.52

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Series Small Cap Opportunities Fund and Class F designate 100% of the dividends distributed in September and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Series Small Cap Opportunities Fund and Class F designate 100% of the dividends distributed in September and December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in October 2013, September 2014, and May 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Series Small Cap Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Series Small Cap Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking. The Board noted that the comparisons for 2015 reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that FMR believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Approval of New Advisory Contracts.  The Board also voted to approve a new management contract and new sub-advisory agreements for the fund (New Advisory Contracts) that will take effect if the shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) approve new management contracts for the Freedom Funds. Under the New Advisory Contracts the fund will no longer pay a management fee to FMR. The new sub-advisory agreements provide that FMR or its affiliates will pay the fees based on a portion of the management fees received by an affiliate of FMR under its management contracts with the Freedom Funds. The Board noted the New Advisory Contracts are expected to result in an overall decrease in the fees and expenses payable by the fund. The Board considered that the approval of the New Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided to the fund; or (iii) the day-to-day management of the fund and the personnel primarily responsible for such management. The Board considered that the new management contract does not have a performance fee adjustment, which would have the effect of eliminating the negative performance fee for the fund, but noted that FMR will no longer charge a management fee for the fund. The Board also considered that the New Advisory Contracts provide that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee expenses, custodian fees and expenses, expenses related to proxy solicitations, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Series Blue Chip Growth Fund Fidelity® Series Blue Chip Growth Fund Class F Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Life of fundA
Fidelity® Series Blue Chip Growth Fund	(2.63)%	10.56%
Class F	(2.52)%	10.74%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Blue Chip Growth Fund, a class of the fund, on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$13,155	Fidelity® Series Blue Chip Growth Fund
$13,530	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Sonu Kalra:  For the year, the fund’s share classes returned about -3%, well behind the 4.35% result of the benchmark Russell 1000® Growth Index. Investors tended to favor companies with perceived lower volatility and high dividends, while growth stocks, such as those held in the fund, largely fell out of favor. Versus the benchmark, weak stock selection overall was the primary detractor, especially in pharmaceuticals, biotechnology & life sciences. A non-benchmark stake in Canada-based Valeant Pharmaceuticals International was a notable individual detractor. The stock plunged in October on allegations of accounting irregularities and a U.S. investigation into the firm's drug pricing. Shares fell further in mid-March after Valeant said it may default on its debt and would not meet earnings targets. An out-of-index stake in Restoration Hardware, an upscale home furnishing retailer, was the largest individual detractor. The firm struggled due to a slowdown in the high-end furnishing space. On the plus side, the fund’s stake in Amazon.com, a large fund holding within consumer discretionary, was the biggest individual contributor. Shares rose about 42%, with Amazon reporting four straight quarters of profit. Early on, results were backed by strong revenue growth and tight cost controls that benefited gross profit margins.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Alphabet, Inc. Class A	7.3	6.9
Amazon.com, Inc.	5.6	4.7
Apple, Inc.	5.1	3.5
Facebook, Inc. Class A	4.0	4.0
Tesla Motors, Inc.	2.3	1.1
Salesforce.com, Inc.	2.2	1.7
Uber Technologies, Inc. Series D, 8.00%	2.0	2.1
Broadcom Ltd.	2.0	1.5
Home Depot, Inc.	2.0	1.8
Visa, Inc. Class A	1.9	1.8
	34.4

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	38.6	37.0
Consumer Discretionary	26.0	25.5
Health Care	14.4	16.0
Consumer Staples	8.0	10.2
Industrials	4.6	4.8

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks	96.1%
Convertible Securities	3.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 12.0%

As of January 31, 2016*
Stocks	94.0%
Convertible Securities	3.4%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 12.4%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
CONSUMER DISCRETIONARY - 25.8%
Auto Components - 0.0%
Delphi Automotive PLC	18,200	$1,234,324
Automobiles - 2.3%
BYD Co. Ltd. (H Shares) (a)	339,500	2,152,944
General Motors Co.	58,700	1,851,398
Tesla Motors, Inc. (a)	601,437	141,211,393
		145,215,735
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR	161,200	7,102,472
ServiceMaster Global Holdings, Inc. (a)	76,500	2,893,995
Weight Watchers International, Inc. (a)	40,299	480,767
		10,477,234
Hotels, Restaurants & Leisure - 4.6%
Buffalo Wild Wings, Inc. (a)	160,514	26,959,931
Chipotle Mexican Grill, Inc. (a)	204,800	86,833,152
Darden Restaurants, Inc.	28,700	1,766,772
Dave & Buster's Entertainment, Inc. (a)	543,900	24,203,550
Domino's Pizza, Inc.	70,200	10,340,460
Hilton Worldwide Holdings, Inc.	263,600	6,112,884
Las Vegas Sands Corp.	77,900	3,945,635
McDonald's Corp.	251,300	29,565,445
MGM Mirage, Inc. (a)	404,600	9,702,308
Panera Bread Co. Class A (a)	41,900	9,189,508
Starbucks Corp.	1,250,320	72,581,076
Texas Roadhouse, Inc. Class A	12,600	594,972
Wingstop, Inc. (b)	47,200	1,227,200
		283,022,893
Household Durables - 1.1%
Mohawk Industries, Inc. (a)	3,500	731,290
Newell Brands, Inc.	403,235	21,153,708
Nien Made Enterprise Co. Ltd.	139,000	1,454,697
Sony Corp.	487,000	15,986,706
Sony Corp. sponsored ADR	284,300	9,498,463
Whirlpool Corp.	106,400	20,467,104
		69,291,968
Internet & Catalog Retail - 7.7%
Amazon.com, Inc. (a)	457,380	347,064,518
Ctrip.com International Ltd. ADR (a)	195,986	8,558,709
Expedia, Inc.	290,977	33,942,467
Groupon, Inc. Class A (a)	1,196,800	5,768,576
Netflix, Inc. (a)	293,646	26,795,198
Priceline Group, Inc. (a)	37,300	50,385,213
The Honest Co., Inc. (a)(c)	71,609	2,757,541
		475,272,222
Leisure Products - 0.3%
Mattel, Inc.	374,600	12,504,148
Spin Master Corp. (a)	148,900	3,056,347
		15,560,495
Media - 0.8%
Altice NV Class A (a)	754,615	11,199,581
Charter Communications, Inc. Class A (a)	80,003	18,790,305
Lions Gate Entertainment Corp. (b)	222,000	4,437,780
Naspers Ltd. Class N	54,100	8,489,552
The Walt Disney Co.	96,817	9,289,591
		52,206,809
Multiline Retail - 1.2%
B&M European Value Retail S.A.	1,344,545	4,578,494
Dollar Tree, Inc. (a)	239,800	23,090,342
JC Penney Corp., Inc. (a)	71,100	686,826
Kohl's Corp.	117,300	4,878,507
Macy's, Inc.	189,800	6,800,534
Ollie's Bargain Outlet Holdings, Inc. (a)	27,800	726,692
Target Corp.	413,141	31,121,912
		71,883,307
Specialty Retail - 4.0%
Abercrombie & Fitch Co. Class A	91,000	1,884,610
Advance Auto Parts, Inc.	15,100	2,564,886
AutoZone, Inc. (a)	7,100	5,779,187
Dick's Sporting Goods, Inc.	48,500	2,487,565
Home Depot, Inc.	875,300	121,001,472
Inditex SA	150,637	5,209,591
L Brands, Inc.	523,114	38,658,125
Lowe's Companies, Inc.	117,000	9,626,760
O'Reilly Automotive, Inc. (a)	9,700	2,819,111
Restoration Hardware Holdings, Inc. (a)(b)	636,518	19,611,120
Ross Stores, Inc.	110,676	6,843,097
The Children's Place Retail Stores, Inc.	30,200	2,524,116
TJX Companies, Inc.	321,800	26,297,496
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	10,300	2,690,463
		247,997,599
Textiles, Apparel & Luxury Goods - 3.6%
adidas AG	419,100	68,846,324
Coach, Inc.	60,500	2,608,155
G-III Apparel Group Ltd. (a)	217,880	8,721,736
Kate Spade & Co. (a)	220,400	4,780,476
lululemon athletica, Inc. (a)	497,000	38,592,050
NIKE, Inc. Class B	560,200	31,091,100
PVH Corp.	191,900	19,393,414
Ralph Lauren Corp.	82,000	8,043,380
Regina Miracle International Holdings Ltd.	1,958,693	2,150,967
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	820,800	19,715,616
Tory Burch LLC unit (c)(d)	106,817	6,645,086
Under Armour, Inc. Class C (non-vtg.)	326,877	11,669,509
		222,257,813

TOTAL CONSUMER DISCRETIONARY		1,594,420,399

CONSUMER STAPLES - 7.8%
Beverages - 2.5%
Anheuser-Busch InBev SA NV ADR	106,500	13,785,360
Constellation Brands, Inc. Class A (sub. vtg.)	120,400	19,821,452
Molson Coors Brewing Co. Class B	332,700	33,988,632
Monster Beverage Corp. (a)	328,681	52,796,029
The Coca-Cola Co.	737,881	32,193,748
		152,585,221
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	375,600	62,807,832
CVS Health Corp.	143,000	13,258,960
Sprouts Farmers Market LLC (a)	111,200	2,572,056
United Natural Foods, Inc. (a)	37,000	1,849,260
Whole Foods Market, Inc.	45,160	1,376,477
		81,864,585
Food Products - 1.3%
Associated British Foods PLC	286,300	10,196,300
Bunge Ltd.	63,000	4,147,920
Edita Food Industries SAE GDR (e)	89,200	544,120
Mead Johnson Nutrition Co. Class A	161,700	14,423,640
Mondelez International, Inc.	664,100	29,207,118
The Hain Celestial Group, Inc. (a)	337,600	17,821,904
The J.M. Smucker Co.	4,300	662,888
TreeHouse Foods, Inc. (a)	30,900	3,188,571
		80,192,461
Household Products - 0.2%
Spectrum Brands Holdings, Inc.	95,900	12,349,043
Personal Products - 1.9%
Coty, Inc. Class A	74,400	1,999,128
Estee Lauder Companies, Inc. Class A	299,800	27,851,420
Herbalife Ltd. (a)	687,638	46,766,260
Nu Skin Enterprises, Inc. Class A (b)	707,600	37,785,840
		114,402,648
Tobacco - 0.6%
Imperial Tobacco Group PLC	57,971	3,056,210
Reynolds American, Inc.	732,900	36,688,974
		39,745,184

TOTAL CONSUMER STAPLES		481,139,142

ENERGY - 2.2%
Energy Equipment & Services - 0.2%
Baker Hughes, Inc.	159,900	7,648,017
National Oilwell Varco, Inc.	72,200	2,335,670
		9,983,687
Oil, Gas & Consumable Fuels - 2.0%
Anadarko Petroleum Corp.	408,578	22,279,758
Apache Corp.	78,400	4,116,000
Cabot Oil & Gas Corp.	52,100	1,285,307
Carrizo Oil & Gas, Inc. (a)	88,500	2,902,800
Cimarex Energy Co.	104,730	12,569,695
Continental Resources, Inc. (a)	361,564	15,926,894
Devon Energy Corp.	264,500	10,125,060
EOG Resources, Inc.	168,126	13,735,894
Noble Energy, Inc.	1,900	67,868
Oasis Petroleum, Inc. (a)	208,100	1,581,560
Pioneer Natural Resources Co.	103,900	16,891,023
SM Energy Co.	293,000	7,949,090
Southwestern Energy Co. (a)	48,400	705,672
Suncor Energy, Inc.	85,700	2,306,512
Targa Resources Corp.	62,500	2,328,750
Whiting Petroleum Corp. (a)	774,700	5,709,539
Williams Partners LP	182,600	6,818,284
		127,299,706

TOTAL ENERGY		137,283,393

FINANCIALS - 4.1%
Banks - 1.3%
Bank of America Corp.	1,015,400	14,713,146
Citigroup, Inc.	345,789	15,149,016
HDFC Bank Ltd. sponsored ADR	229,300	15,883,611
JPMorgan Chase & Co.	504,272	32,258,280
SunTrust Banks, Inc.	33,400	1,412,486
		79,416,539
Capital Markets - 0.5%
BlackRock, Inc. Class A	42,500	15,565,625
Charles Schwab Corp.	218,500	6,209,770
Fairfax India Holdings Corp. (a)	427,900	4,304,674
Goldman Sachs Group, Inc.	29,800	4,732,538
		30,812,607
Diversified Financial Services - 2.2%
Bats Global Markets, Inc.	179,700	4,560,786
Broadcom Ltd.	759,600	123,040,008
MSCI, Inc. Class A	47,600	4,095,504
WME Entertainment Parent, LLC Class A unit (c)(d)	1,150,016	2,362,147
		134,058,445
Real Estate Investment Trusts - 0.1%
Extra Space Storage, Inc.	87,100	7,492,342

TOTAL FINANCIALS		251,779,933

HEALTH CARE - 14.2%
Biotechnology - 9.3%
ACADIA Pharmaceuticals, Inc. (a)	35,900	1,329,736
Acceleron Pharma, Inc. (a)	51,300	1,740,096
Agios Pharmaceuticals, Inc. (a)	97,900	4,428,017
Aimmune Therapeutics, Inc. (a)	126,100	1,511,939
Alexion Pharmaceuticals, Inc. (a)	337,204	43,364,434
Alkermes PLC (a)	393,500	19,635,650
Alnylam Pharmaceuticals, Inc. (a)	339,100	23,085,928
Amgen, Inc.	587,498	101,067,281
ARIAD Pharmaceuticals, Inc. (a)	138,100	1,313,331
Ascendis Pharma A/S sponsored ADR (a)	116,100	1,671,840
BeiGene Ltd. sponsored ADR	10,600	278,144
Biogen, Inc. (a)	238,300	69,090,319
BioMarin Pharmaceutical, Inc. (a)	92,300	9,176,466
bluebird bio, Inc. (a)	111,200	6,358,416
Catabasis Pharmaceuticals, Inc. (a)	168,000	645,120
Celgene Corp. (a)	752,600	84,434,194
Cellectis SA sponsored ADR (a)	25,300	667,161
Chiasma, Inc. (a)(b)	107,500	284,875
Chiasma, Inc. (e)	95,140	252,121
Chiasma, Inc. warrants	23,784	17,176
Chimerix, Inc. (a)	31,200	124,488
Coherus BioSciences, Inc. (a)	174,000	4,417,860
Corvus Pharmaceuticals, Inc.	44,800	589,120
CytomX Therapeutics, Inc.	53,200	535,192
CytomX Therapeutics, Inc. (e)	137,854	1,386,811
DBV Technologies SA sponsored ADR (a)	38,700	1,339,020
Editas Medicine, Inc.	101,500	2,610,580
Editas Medicine, Inc.	96,289	2,451,788
Exelixis, Inc. (a)	1,012,000	9,290,160
FibroGen, Inc. (a)	93,400	1,786,742
GenSight Biologics SA	219,991	1,967,600
Gilead Sciences, Inc.	115,335	9,165,672
Global Blood Therapeutics, Inc. (a)	164,000	2,932,320
Heron Therapeutics, Inc. (a)	35,600	591,672
Intellia Therapeutics, Inc.	60,400	1,142,768
Intellia Therapeutics, Inc.	128,357	2,185,663
Intercept Pharmaceuticals, Inc. (a)	57,100	9,880,013
Intrexon Corp. (a)(b)	138,900	3,518,337
Ionis Pharmaceuticals, Inc. (a)	62,200	1,815,618
Ironwood Pharmaceuticals, Inc. Class A (a)	524,816	7,415,650
Merrimack Pharmaceuticals, Inc. (a)	813,200	4,716,560
Mirati Therapeutics, Inc. (a)	28,200	130,848
Momenta Pharmaceuticals, Inc. (a)	35,500	399,730
Neurocrine Biosciences, Inc. (a)	209,200	10,508,116
Novavax, Inc. (a)	146,100	1,069,452
Portola Pharmaceuticals, Inc. (a)	88,900	2,307,844
Prothena Corp. PLC (a)	38,700	2,130,435
Radius Health, Inc. (a)	30,500	1,437,160
Regeneron Pharmaceuticals, Inc. (a)	158,580	67,415,530
Sage Therapeutics, Inc. (a)	37,800	1,695,708
Seattle Genetics, Inc. (a)	127,800	6,142,068
Seres Therapeutics, Inc. (a)	17,900	195,826
Spark Therapeutics, Inc. (a)	50,710	2,938,137
TESARO, Inc. (a)	21,300	1,986,012
Trevena, Inc. (a)	308,900	1,936,803
Ultragenyx Pharmaceutical, Inc. (a)	24,400	1,544,032
Vertex Pharmaceuticals, Inc. (a)	328,800	31,893,600
Xencor, Inc. (a)	37,200	704,568
		574,651,747
Health Care Equipment & Supplies - 1.9%
Boston Scientific Corp. (a)	1,351,600	32,816,848
Danaher Corp.	164,900	13,429,456
DexCom, Inc. (a)	38,100	3,513,963
Edwards Lifesciences Corp. (a)	20,400	2,336,208
Insulet Corp. (a)	37,100	1,312,969
Intuitive Surgical, Inc. (a)	44,500	30,961,320
Invuity, Inc. (a)	216,800	2,233,040
Medtronic PLC	218,825	19,175,635
Nevro Corp. (a)(b)	150,750	12,467,025
Olympus Corp.	30,200	1,042,136
		119,288,600
Health Care Providers & Services - 0.6%
Adeptus Health, Inc. Class A (a)(b)	257,808	11,490,503
AmSurg Corp. (a)	127,300	9,548,773
Anthem, Inc.	35,800	4,701,972
Cigna Corp.	40,600	5,235,776
Dr Lal Pathlabs Ltd.	2,393	34,914
UnitedHealth Group, Inc.	24,100	3,451,120
Wellcare Health Plans, Inc. (a)	11,000	1,174,800
		35,637,858
Health Care Technology - 0.1%
athenahealth, Inc. (a)	36,700	4,689,893
Evolent Health, Inc. (a)	77,800	1,831,412
		6,521,305
Life Sciences Tools & Services - 0.0%
Lonza Group AG	13,733	2,588,753
Thermo Fisher Scientific, Inc.	4,000	635,360
		3,224,113
Pharmaceuticals - 2.3%
Achaogen, Inc. (a)	161,500	634,695
Bristol-Myers Squibb Co.	626,300	46,853,503
Catalent, Inc. (a)	26,000	664,040
Cempra, Inc. (a)	39,900	717,003
CSPC Pharmaceutical Group Ltd.	786,000	679,787
Dermira, Inc. (a)	120,600	4,047,336
Eli Lilly & Co.	73,800	6,117,282
Endo International PLC (a)	660,229	11,461,575
GW Pharmaceuticals PLC ADR (a)	71,857	6,777,552
Intra-Cellular Therapies, Inc. (a)	55,400	2,260,320
Jazz Pharmaceuticals PLC (a)	99,100	14,961,127
Johnson & Johnson	31,700	3,969,791
Pacira Pharmaceuticals, Inc. (a)	185,600	6,728,000
Patheon NV	84,200	2,177,412
Teva Pharmaceutical Industries Ltd. sponsored ADR	459,000	24,556,500
The Medicines Company (a)	170,200	6,656,522
		139,262,445

TOTAL HEALTH CARE		878,586,068

INDUSTRIALS - 4.5%
Aerospace & Defense - 0.8%
Honeywell International, Inc.	237,000	27,570,210
Lockheed Martin Corp.	26,200	6,621,526
Northrop Grumman Corp.	32,800	7,105,464
Raytheon Co.	38,200	5,330,046
Taser International, Inc. (a)	21,700	628,432
TransDigm Group, Inc. (a)	2,200	614,944
		47,870,622
Airlines - 1.9%
American Airlines Group, Inc.	215,700	7,657,350
Delta Air Lines, Inc.	701,900	27,198,625
InterGlobe Aviation Ltd. (a)	141,443	2,096,128
JetBlue Airways Corp. (a)	259,800	4,762,134
Southwest Airlines Co.	1,058,400	39,171,384
Spirit Airlines, Inc. (a)	385,100	16,463,025
United Continental Holdings, Inc. (a)	403,900	18,938,871
Wizz Air Holdings PLC (a)	108,003	2,214,087
		118,501,604
Building Products - 0.1%
Apogee Enterprises, Inc.	12,900	603,075
Builders FirstSource, Inc. (a)	168,800	2,175,832
Masco Corp.	94,100	3,432,768
		6,211,675
Construction & Engineering - 0.4%
Dycom Industries, Inc. (a)	247,900	23,314,995
Electrical Equipment - 0.4%
Acuity Brands, Inc.	48,900	12,832,827
AMETEK, Inc.	51,000	2,398,530
Emerson Electric Co.	43,100	2,409,290
Fortive Corp. (a)	94,750	4,567,898
Regal Beloit Corp.	61,000	3,721,610
SolarCity Corp. (a)	48,500	1,294,950
		27,225,105
Industrial Conglomerates - 0.1%
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	205,900	5,468,704
Machinery - 0.5%
Allison Transmission Holdings, Inc.	188,600	5,435,452
Caterpillar, Inc.	54,900	4,543,524
Ingersoll-Rand PLC	55,300	3,664,178
Pentair PLC	35,400	2,259,228
Rational AG	5,200	2,515,545
Wabtec Corp.	98,100	6,719,850
Xylem, Inc.	99,600	4,761,876
		29,899,653
Professional Services - 0.0%
Equifax, Inc.	7,400	980,204
Road & Rail - 0.0%
Genesee & Wyoming, Inc. Class A (a)	19,400	1,256,150
Trading Companies & Distributors - 0.3%
HD Supply Holdings, Inc. (a)	534,900	19,358,031

TOTAL INDUSTRIALS		280,086,743

INFORMATION TECHNOLOGY - 35.9%
Communications Equipment - 0.1%
Arista Networks, Inc. (a)(b)	52,400	3,734,548
Electronic Equipment & Components - 0.2%
Fitbit, Inc. (a)(b)	500,413	6,835,642
Jabil Circuit, Inc.	172,600	3,512,410
QLogic Corp. (a)	79,500	1,233,840
		11,581,892
Internet Software & Services - 14.3%
58.com, Inc. ADR (a)	119,900	6,235,999
Akamai Technologies, Inc. (a)	89,700	4,532,541
Alibaba Group Holding Ltd. sponsored ADR (a)	562,100	46,362,008
Alphabet, Inc.:
Class A	569,113	450,361,878
Class C (a)	11,353	8,728,073
eBay, Inc. (a)	1,849,200	57,621,072
Facebook, Inc. Class A (a)	2,002,555	248,196,667
GoDaddy, Inc. (a)	39,900	1,193,808
Gogo, Inc. (a)(b)	525,700	4,421,137
LinkedIn Corp. Class A (a)	22,400	4,317,152
MercadoLibre, Inc.	13,900	2,127,812
New Relic, Inc. (a)	8,700	299,628
Rackspace Hosting, Inc. (a)	1,024,495	24,003,918
Shopify, Inc. Class A (a)	49,400	1,692,938
Tencent Holdings Ltd.	791,600	19,119,616
Yandex NV (a)	156,100	3,379,565
		882,593,812
IT Services - 3.9%
Cognizant Technology Solutions Corp. Class A (a)	824,948	47,426,261
EOH Holdings Ltd.	78,500	801,329
Global Payments, Inc.	16,200	1,209,492
MasterCard, Inc. Class A	752,900	71,706,196
Vakrangee Ltd. (a)	231,557	647,373
Visa, Inc. Class A	1,499,448	117,031,916
		238,822,567
Semiconductors & Semiconductor Equipment - 4.2%
Analog Devices, Inc.	56,288	3,592,863
Applied Materials, Inc.	1,310,000	34,439,900
Cavium, Inc. (a)	369,255	17,233,131
Cirrus Logic, Inc. (a)	638,300	31,014,997
Lam Research Corp.	115,900	10,404,343
Maxim Integrated Products, Inc.	16,300	664,714
Mellanox Technologies Ltd. (a)	73,900	3,264,902
Micron Technology, Inc. (a)	242,900	3,337,446
Monolithic Power Systems, Inc.	6,556	476,752
NVIDIA Corp.	902,520	51,533,892
NXP Semiconductors NV (a)	1,224,369	102,957,189
Qualcomm, Inc.	10,000	625,800
Semtech Corp. (a)	93,400	2,374,228
		261,920,157
Software - 7.8%
Activision Blizzard, Inc.	2,624,028	105,380,964
Adobe Systems, Inc. (a)	287,520	28,136,707
Appirio, Inc. (a)(c)	43,764	157,550
Electronic Arts, Inc. (a)	775,900	59,216,688
Ellie Mae, Inc. (a)	8,300	764,513
HubSpot, Inc. (a)	17,800	971,702
Microsoft Corp.	1,164,800	66,020,864
Mobileye NV (a)(b)	456,000	21,846,960
Nintendo Co. Ltd.	37,900	7,866,812
Paycom Software, Inc. (a)(b)	133,500	6,302,535
RealPage, Inc. (a)	18,200	457,730
Red Hat, Inc. (a)	92,600	6,971,854
Salesforce.com, Inc. (a)	1,678,267	137,282,241
SAP AG sponsored ADR	40,200	3,513,078
Splunk, Inc. (a)	48,000	3,001,920
Tableau Software, Inc. (a)	155,200	8,770,352
Workday, Inc. Class A (a)	243,100	20,259,954
Zendesk, Inc. (a)	242,500	7,333,200
		484,255,624
Technology Hardware, Storage & Peripherals - 5.4%
Apple, Inc.	3,027,034	315,447,213
Samsung Electronics Co. Ltd.	4,221	5,837,634
Western Digital Corp.	256,500	12,186,315
		333,471,162

TOTAL INFORMATION TECHNOLOGY		2,216,379,762

MATERIALS - 1.5%
Chemicals - 1.5%
Albemarle Corp. U.S.	167,200	14,073,224
Ashland, Inc.	50,600	5,729,944
CF Industries Holdings, Inc.	818,500	20,200,580
E.I. du Pont de Nemours & Co.	44,400	3,071,148
FMC Corp.	75,600	3,594,024
Monsanto Co.	178,100	19,015,737
Potash Corp. of Saskatchewan, Inc.	263,300	4,103,822
PPG Industries, Inc.	12,000	1,256,520
Sherwin-Williams Co.	12,400	3,716,652
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	137,400	3,404,772
The Dow Chemical Co.	148,400	7,964,628
W.R. Grace & Co.	16,000	1,197,920
Westlake Chemical Corp.	54,300	2,483,682
		89,812,653
Construction Materials - 0.0%
Martin Marietta Materials, Inc.	6,500	1,317,225
U.S. Concrete, Inc. (a)	9,900	638,550
		1,955,775

TOTAL MATERIALS		91,768,428

TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	75,400	3,494,036
TOTAL COMMON STOCKS
(Cost $4,591,653,990)		5,934,937,904

Preferred Stocks - 3.5%
Convertible Preferred Stocks - 3.4%
CONSUMER DISCRETIONARY - 0.1%
Internet & Catalog Retail - 0.1%
The Honest Co., Inc.:
Series C (a)(c)	167,087	6,434,236
Series D (c)	27,712	1,067,142
		7,501,378
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (a)(c)	285,138	4,733,291
Food Products - 0.1%
BLUE BOTTLE Coffee, Inc. Series C (a)(c)	234,006	3,772,177
Tobacco - 0.0%
PAX Labs, Inc. Series C (a)(c)	945,100	2,485,613
TOTAL CONSUMER STAPLES		10,991,081
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (a)(c)	1,527,120	4,214,851
HEALTH CARE - 0.2%
Biotechnology - 0.1%
AC Immune SA Series E (c)	192,250	1,853,290
Immunocore Ltd. Series A (c)	4,035	942,371
Pronutria Biosciences, Inc. Series C (a)(c)	248,015	4,263,378
		7,059,039
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (c)	813,618	5,931,519
TOTAL HEALTH CARE		12,990,558
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(c)	42,650	4,112,313
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(c)	253,888	3,859,098
TOTAL INDUSTRIALS		7,971,411
INFORMATION TECHNOLOGY - 2.7%
Internet Software & Services - 2.2%
Jet.Com, Inc. Series B1 (c)	922,232	8,055,697
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)	2,578,476	125,758,019
Series E, 8.00% (a)(c)	47,420	2,312,779
		136,126,495
IT Services - 0.1%
AppNexus, Inc. Series E (a)(c)	307,049	5,287,384
Nutanix, Inc. Series E (a)(c)	230,044	3,586,386
		8,873,770
Software - 0.4%
Appirio, Inc. Series E (a)(c)	306,351	1,102,864
Cloudflare, Inc. Series D (a)(c)	323,080	2,012,788
Dataminr, Inc. Series D (a)(c)	115,901	746,055
Delphix Corp. Series D (c)	242,876	1,311,530
Malwarebytes Corp. Series B (c)	329,349	3,070,093
Snapchat, Inc. Series F (a)(c)	320,236	9,837,650
Taboola.Com Ltd. Series E (a)(c)	289,958	3,253,329
		21,334,309
TOTAL INFORMATION TECHNOLOGY		166,334,574

TOTAL CONVERTIBLE PREFERRED STOCKS		210,003,853

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Catalog Retail - 0.1%
China Internet Plus Holdings Ltd. Series A-11 (c)	1,581,852	6,107,056
TOTAL PREFERRED STOCKS
(Cost $127,618,619)		216,110,909

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 0.42% (f)	39,787,470	39,787,470
Fidelity Securities Lending Cash Central Fund, 0.45% (f)(g)	46,183,027	46,183,027
TOTAL MONEY MARKET FUNDS
(Cost $85,970,497)		85,970,497
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $4,805,243,106)		6,237,019,310
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(57,321,706)
NET ASSETS - 100%		$6,179,697,604

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $228,033,231 or 3.7% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,183,052 or 0.0% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
AC Immune SA Series E	10/19/15	$1,852,567
Appirio, Inc.	2/12/15	$312,497
Appirio, Inc. Series E	2/12/15	$2,187,499
AppNexus, Inc. Series E	8/1/14	$6,150,867
Blue Apron, Inc. Series D	5/18/15	$3,800,006
BLUE BOTTLE Coffee, Inc. Series C	5/29/15	$7,797,080
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$4,999,997
Cloudflare, Inc. Series D	11/5/14 - 6/24/15	$2,010,032
Dataminr, Inc. Series D	3/6/15	$1,477,738
Delphix Corp. Series D	7/10/15	$2,185,884
Immunocore Ltd. Series A	7/27/15	$759,303
Jet.Com, Inc. Series B1	11/24/15	$4,600,001
Malwarebytes Corp. Series B	12/21/15	$3,416,996
Mulberry Health, Inc. Series A8	1/20/16	$5,495,786
Nutanix, Inc. Series E	8/26/14	$3,081,784
Oportun Finance Corp. Series H	2/6/15	$4,348,169
PAX Labs, Inc. Series C	5/22/15	$3,638,635
Pronutria Biosciences, Inc. Series C	1/30/15	$2,499,991
Snapchat, Inc. Series F	3/25/15 - 2/12/16	$9,837,650
Space Exploration Technologies Corp. Series G	1/20/15	$3,303,669
Taboola.Com Ltd. Series E	12/22/14	$3,022,928
The Honest Co., Inc.	8/21/14	$1,937,546
The Honest Co., Inc. Series C	8/21/14	$4,520,923
The Honest Co., Inc. Series D	8/3/15	$1,267,963
Tory Burch LLC unit	5/14/15	$7,600,030
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$40,000,027
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$1,579,919
WME Entertainment Parent, LLC Class A unit	4/13/16	$2,362,133
YourPeople, Inc. Series C	5/1/15	$3,783,205

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$94,216
Fidelity Securities Lending Cash Central Fund	3,327,334
Total	$3,421,550

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,608,028,833	$1,486,485,599	$98,532,173	$23,011,061
Consumer Staples	492,130,223	481,139,142	--	10,991,081
Energy	137,283,393	137,283,393	--	--
Financials	255,994,784	249,417,786	--	6,576,998
Health Care	891,576,626	872,889,305	5,696,763	12,990,558
Industrials	288,058,154	280,086,743	--	7,971,411
Information Technology	2,382,714,336	2,189,235,784	26,986,428	166,492,124
Materials	91,768,428	91,768,428	--	--
Telecommunication Services	3,494,036	3,494,036	--	--
Money Market Funds	85,970,497	85,970,497	--	--
Total Investments in Securities:	$6,237,019,310	$5,877,770,713	$131,215,364	$228,033,233

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Information Technology
Beginning Balance	$133,080,515
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	23,151,899
Cost of Purchases	10,259,710
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$166,492,124
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2016	$23,151,899
Equities - Other Investments in Securities
Beginning Balance	$62,822,943
Net Realized Gain (Loss) on Investment Securities	(1,347,394)
Net Unrealized Gain (Loss) on Investment Securities	(3,452,704)
Cost of Purchases	16,016,144
Proceeds of Sales	(12,497,880)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$61,541,109
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2016	$(4,074,865)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.0%
Netherlands	2.5%
Cayman Islands	2.3%
Singapore	2.0%
Germany	1.2%
Ireland	1.2%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $45,688,499) — See accompanying schedule: Unaffiliated issuers (cost $4,719,272,609)	$6,151,048,813
Fidelity Central Funds (cost $85,970,497)	85,970,497
Total Investments (cost $4,805,243,106)		$6,237,019,310
Restricted cash		35,096
Receivable for investments sold		82,575,373
Receivable for fund shares sold		7,642,005
Dividends receivable		1,353,230
Distributions receivable from Fidelity Central Funds		69,273
Other receivables		67,331
Total assets		6,328,761,618
Liabilities
Payable for investments purchased	$99,595,851
Payable for fund shares redeemed	394,358
Accrued management fee	2,303,125
Other affiliated payables	402,870
Other payables and accrued expenses	184,783
Collateral on securities loaned, at value	46,183,027
Total liabilities		149,064,014
Net Assets		$6,179,697,604
Net Assets consist of:
Paid in capital		$4,797,412,435
Undistributed net investment income		13,539,983
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(62,932,018)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,431,677,204
Net Assets		$6,179,697,604
Series Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($2,417,952,284 ÷ 210,839,513 shares)		$11.47
Class F:
Net Asset Value, offering price and redemption price per share ($3,761,745,320 ÷ 327,733,743 shares)		$11.48

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$51,541,372
Income from Fidelity Central Funds (including $3,327,334 from security lending)		3,421,550
Total income		54,962,922
Expenses
Management fee
Basic fee	$33,663,509
Performance adjustment	(403,875)
Transfer agent fees	3,952,469
Accounting and security lending fees	1,152,090
Custodian fees and expenses	220,661
Independent trustees' fees and expenses	27,668
Audit	93,616
Legal	17,520
Interest	20,227
Miscellaneous	52,337
Total expenses before reductions	38,796,222
Expense reductions	(214,173)	38,582,049
Net investment income (loss)		16,380,873
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	73,199,710
Foreign currency transactions	(207,574)
Total net realized gain (loss)		72,992,136
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $89,393)	(256,128,675)
Assets and liabilities in foreign currencies	(13,275)
Total change in net unrealized appreciation (depreciation)		(256,141,950)
Net gain (loss)		(183,149,814)
Net increase (decrease) in net assets resulting from operations		$(166,768,941)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,380,873	$24,084,478
Net realized gain (loss)	72,992,136	648,703,997
Change in net unrealized appreciation (depreciation)	(256,141,950)	876,323,552
Net increase (decrease) in net assets resulting from operations	(166,768,941)	1,549,112,027
Distributions to shareholders from net investment income	(14,390,063)	(23,623,473)
Distributions to shareholders from net realized gain	(753,239,546)	(69,954,848)
Total distributions	(767,629,609)	(93,578,321)
Share transactions - net increase (decrease)	218,143,104	(2,451,650,515)
Total increase (decrease) in net assets	(716,255,446)	(996,116,809)
Net Assets
Beginning of period	6,895,953,050	7,892,069,859
End of period	$6,179,697,604	$6,895,953,050
Other Information
Undistributed net investment income end of period	$13,539,983	$12,115,675

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Blue Chip Growth Fund

Years ended July 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.36	$11.18	$10.00
Income from Investment Operations
Net investment income (loss)B	.02	.03	.02
Net realized and unrealized gain (loss)	(.42)	2.27	1.17
Total from investment operations	(.40)	2.30	1.19
Distributions from net investment income	(.02)	(.02)	(.01)
Distributions from net realized gain	(1.48)	(.10)	–
Total distributions	(1.49)C	(.12)	(.01)
Net asset value, end of period	$11.47	$13.36	$11.18
Total ReturnD,E	(2.63)%	20.74%	11.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	.73%	.79%	.74%H
Expenses net of fee waivers, if any	.73%	.78%	.74%H
Expenses net of all reductions	.73%	.78%	.74%H
Net investment income (loss)	.17%	.20%	.26%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,417,952	$2,831,293	$3,288,708
Portfolio turnover rateI	55%	57%	67%H,J

 A For the period November 7, 2013 (commencement of operations) to July 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $0.015 and distributions from net realized gain of $1.477 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Blue Chip Growth Fund Class F

Years ended July 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.38	$11.19	$10.00
Income from Investment Operations
Net investment income (loss)B	.04	.05	.03
Net realized and unrealized gain (loss)	(.43)	2.28	1.17
Total from investment operations	(.39)	2.33	1.20
Distributions from net investment income	(.04)	(.04)	(.01)
Distributions from net realized gain	(1.48)	(.10)	–
Total distributions	(1.51)C	(.14)	(.01)
Net asset value, end of period	$11.48	$13.38	$11.19
Total ReturnD,E	(2.52)%	21.00%	12.03%
Ratios to Average Net AssetsF,G
Expenses before reductions	.57%	.62%	.57%H
Expenses net of fee waivers, if any	.57%	.62%	.57%H
Expenses net of all reductions	.56%	.62%	.57%H
Net investment income (loss)	.33%	.37%	.43%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,761,745	$4,064,661	$4,603,361
Portfolio turnover rateI	55%	57%	67%H,J

 A For the period November 7, 2013 (commencement of operations) to July 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.51 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $1.477 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Series Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Blue Chip Growth and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/2016	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$228,033,233	Discounted cash flow	Weighted average cost of capital (WACC)	11.6%	Decrease
			Discount for lack of marketability	25.0%	Decrease
			Growth rate	2.5%	Increase
		Market approach	Acquisition terms	$8.74	Increase
			Transaction price	$2.05 - $150.00 / $45.66	Increase
			Proxy based premium	21.3%	Decrease
			Premium rate	15.0%	Increase
		Market comparable	Enterprise value/Sales multiple (EV/S)	0.6 - 8.0 / 3.5	Increase
			Discount rate	0.9% - 30.0% / 11.9%	Decrease
			Price/Earnings multiple (P/E)	10.6 - 10.9 / 10.7	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	9.9	Increase
			Discount for lack of marketability	10.0% - 25.0% / 14.1%	Decrease
			Enterprise value/Gross profit multiple (EV/GP)	4.8	Increase
			Premium rate	1.0% - 35.0% / 20.1%	Increase
		Recovery value	Liquidation preference	$12.75 - $23.41 / $22.09	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, security level mergers and exchanges and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,600,167,026
Gross unrealized depreciation	(219,007,395)
Net unrealized appreciation (depreciation) on securities	$1,381,159,631
Tax Cost	$4,855,859,679

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,539,983
Net unrealized appreciation (depreciation) on securities and other investments	$1,381,150,024

The Fund intends to elect to defer to its next fiscal year $12,315,444 of capital losses recognized during the period November 1, 2015 to July 31, 2016.

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$50,723,978	$93,578,321
Long-term Capital Gains	716,905,631	–
Total	$767,629,609	$93,578,321

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

At period end, investments held through these Subsidiaries were $9,042,329 representing 0.15% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,355,305,186 and $3,905,215,400, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .54% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Blue Chip Growth. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Blue Chip Growth	$3,952,469.16

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $72,731 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$54,514,074.49%		$20,227

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,668 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $168,007 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $46,166.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Series Blue Chip Growth	$3,058,399	$6,705,207
Class F	11,331,664	16,918,266
Total	$14,390,063	$23,623,473
From net realized gain
Series Blue Chip Growth	$304,663,602	$29,046,969
Class F	448,575,944	40,907,879
Total	$753,239,546	$69,954,848

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Series Blue Chip Growth
Shares sold	22,878,098	26,920,810	$250,290,391	$331,819,807
Reinvestment of distributions	27,279,668	3,044,141	307,722,000	35,752,176
Shares redeemed	(51,211,311)	(112,224,694)	(587,966,404)	(1,422,685,058)
Net increase (decrease)	(1,053,545)	(82,259,743)	$(29,954,013)	$(1,055,113,075)
Class F
Shares sold	60,433,236	62,307,299	$665,079,863	$764,020,110
Reinvestment of distributions	40,774,349	4,922,720	459,907,607	57,826,145
Shares redeemed	(77,352,051)	(174,704,050)	(876,890,353)	(2,218,383,695)
Net increase (decrease)	23,855,534	(107,474,031)	$248,097,117	$(1,396,537,440)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 7, 2013 (commencement of operations) to July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Blue Chip Growth Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 7, 2013 (commencement of operations) to July 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Blue Chip Growth Fund, or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Series Blue Chip Growth	.65%
Actual		$1,000.00	$1,099.70	$3.39
Hypothetical-C		$1,000.00	$1,021.63	$3.27
Class F	.49%
Actual		$1,000.00	$1,100.70	$2.56
Hypothetical-C		$1,000.00	$1,022.43	$2.46

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Fidelity Series Blue Chip Growth Fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $98,533,246, or, if subsequently determined to be different, the net capital gain of such year.

Series Blue Chip Growth designates 79% and 100%; Class F designates 68% and 91% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Series Blue Chip Growth designates 90% and 100%; Class F designates 77% and 94% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Series Blue Chip Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Series Blue Chip Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Approval of New Advisory Contracts.  The Board also voted to approve a new management contract and new sub-advisory agreements for the fund (New Advisory Contracts) that will take effect if the shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) approve new management contracts for the Freedom Funds. Under the New Advisory Contracts the fund will no longer pay a management fee to FMR. The new sub-advisory agreements provide that FMR or its affiliates will pay the fees based on a portion of the management fees received by an affiliate of FMR under its management contracts with the Freedom Funds. The Board noted the New Advisory Contracts are expected to result in an overall decrease in the fees and expenses payable by the fund. The Board considered that the approval of the New Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided to the fund; or (iii) the day-to-day management of the fund and the personnel primarily responsible for such management. The Board considered that the new management contract does not have a performance fee adjustment, but noted that FMR will no longer charge a management fee for the fund. The Board also considered that the New Advisory Contracts provide that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee expenses, custodian fees and expenses, expenses related to proxy solicitations, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® OTC Portfolio Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	3.68%	14.72%	13.00%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio, a class of the fund, on July 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

Period Ending Values
$33,938	Fidelity® OTC Portfolio
$27,394	Nasdaq Composite Index®

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Gavin Baker:  For the year, the fund’s share classes outpaced the 1.92% return of the Nasdaq Composite® Index by about 1.7 percentage points. Versus the benchmark, security selection proved additive, notably in technology and consumer discretionary. Stock picks and an overweighting in health care – particularly the pharmaceuticals, biotechnology & life sciences group – detracted most from relative results. Selections in financials also hurt. The fund's top individual contributor on a relative basis was an overweighting in computer-processor maker NVIDIA, which nearly tripled in value this period; NVIDIA was one of the fund's largest holdings. An out-of-benchmark stake in France-based game developer Ubisoft Entertainment, which more than doubled in value this period, also helped. Conversely, several pharma, biotech & life sciences names detracted, including Clovis Oncology and Alexion Pharmaceuticals. After multiyear, gains the group pulled back amid concerns over drug prices, as well as some earnings and clinical-trial disappointments. Health care weightings generally were kept steady, as the fund increased its share-count in several underperforming names. The fund's biggest detractor, though, was an overweighting in solar-energy system provider SolarCity; its stock lost just over half its value this period, pressured by disappointing quarterly results and guidance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.2	5.4
Amazon.com, Inc.	5.9	4.6
Tesla Motors, Inc.	5.5	3.4
Alphabet, Inc. Class A	5.4	5.3
NVIDIA Corp.	4.3	3.0
Activision Blizzard, Inc.	4.1	4.4
Alphabet, Inc. Class C	3.8	4.0
Facebook, Inc. Class A	3.3	4.2
Ubisoft Entertainment SA	3.1	2.3
Microsoft Corp.	2.8	4.0
	45.4

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	48.8	50.1
Health Care	19.9	19.8
Consumer Discretionary	19.2	16.6
Financials	4.7	4.7
Consumer Staples	3.5	4.9

Asset Allocation (% of fund's net assets)

As of July 31, 2016 *
Stocks	96.7%
Convertible Securities	3.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 13.2%

As of January 31, 2016 *
Stocks	96.6%
Convertible Securities	3.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 7.8%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 18.8%
Automobiles - 5.5%
Tesla Motors, Inc. (a)	3,139,299	$737,076
Hotels, Restaurants & Leisure - 1.4%
Buffalo Wild Wings, Inc. (a)	328,300	55,141
Chipotle Mexican Grill, Inc. (a)	264,100	111,976
Intrawest Resorts Holdings, Inc. (a)	726,835	10,568
Vail Resorts, Inc.	85,500	12,232
		189,917
Internet & Catalog Retail - 9.1%
Amazon.com, Inc. (a)	1,044,898	792,879
Etsy, Inc. (a)	1,870,275	18,815
Groupon, Inc. Class A (a)(b)(c)	62,409,181	300,812
Wayfair LLC Class A (a)(b)	2,482,768	108,000
		1,220,506
Media - 1.7%
Altice NV (a)	1,015,500	14,603
Charter Communications, Inc. Class A (a)	588,182	138,146
Liberty Global PLC:
Class A (a)	1,860,400	58,993
LiLAC Class A (a)	256,099	8,797
		220,539
Specialty Retail - 0.3%
Ross Stores, Inc.	730,200	45,148
Textiles, Apparel & Luxury Goods - 0.8%
lululemon athletica, Inc. (a)	1,080,546	83,904
Ralph Lauren Corp.	151,900	14,900
		98,804

TOTAL CONSUMER DISCRETIONARY		2,511,990

CONSUMER STAPLES - 3.4%
Beverages - 0.5%
Monster Beverage Corp. (a)	431,400	69,296
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	1,421,150	237,645
Walgreens Boots Alliance, Inc.	1,500	119
		237,764
Food Products - 1.1%
Mondelez International, Inc.	3,337,900	146,801

TOTAL CONSUMER STAPLES		453,861

ENERGY - 0.7%
Energy Equipment & Services - 0.1%
Oceaneering International, Inc.	319,700	8,913
Oil, Gas & Consumable Fuels - 0.6%
Anadarko Petroleum Corp.	1,003,200	54,704
Diamondback Energy, Inc.	111,100	9,753
EOG Resources, Inc.	194,900	15,923
		80,380

TOTAL ENERGY		89,293

FINANCIALS - 4.4%
Banks - 2.5%
Bank of America Corp.	3,897,600	56,476
Bank of the Ozarks, Inc.	545,100	19,618
Citigroup, Inc.	1,441,200	63,139
Commerce Bancshares, Inc.	784,189	37,084
Fifth Third Bancorp	515,900	9,792
Huntington Bancshares, Inc.	1,784,000	16,948
Signature Bank (a)	261,300	31,419
UMB Financial Corp.	531,500	29,450
Wells Fargo & Co.	1,324,900	63,555
		327,481
Capital Markets - 0.4%
Carlyle Group LP	630,500	10,895
Northern Trust Corp.	537,600	36,336
		47,231
Consumer Finance - 0.7%
Capital One Financial Corp.	1,407,400	94,408
Diversified Financial Services - 0.8%
Broadcom Ltd.	684,326	110,847
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Class A (a)(d)	29,911	1,501

TOTAL FINANCIALS		581,468

HEALTH CARE - 19.5%
Biotechnology - 12.4%
Acceleron Pharma, Inc. (a)	262,300	8,897
Aduro Biotech, Inc. (e)	1,938,567	28,458
Advanced Accelerator Applications SA sponsored ADR	360,800	11,289
Adverum Biotechnologies, Inc. (a)	988,352	3,578
Alexion Pharmaceuticals, Inc. (a)	1,755,789	225,794
Alkermes PLC (a)	1,115,087	55,643
Alnylam Pharmaceuticals, Inc. (a)	138,100	9,402
Amgen, Inc.	913,300	157,115
Bellicum Pharmaceuticals, Inc. (a)(b)(c)	2,331,847	37,030
Biogen, Inc. (a)	19,700	5,712
BioMarin Pharmaceutical, Inc. (a)	1,869,456	185,861
bluebird bio, Inc. (a)	181,808	10,396
Blueprint Medicines Corp. (a)	382,300	8,453
Celldex Therapeutics, Inc. (a)(b)	1,273,285	5,883
Cellectis SA sponsored ADR (a)	371,100	9,786
Chiasma, Inc. (a)(b)	402,104	1,066
Chimerix, Inc. (a)	54,700	218
Coherus BioSciences, Inc. (a)(b)	877,215	22,272
CytomX Therapeutics, Inc.	517,300	5,204
CytomX Therapeutics, Inc. (e)	244,269	2,457
Dicerna Pharmaceuticals, Inc. (a)	492,107	1,580
Editas Medicine, Inc. (b)	1,150,400	29,588
Editas Medicine, Inc.	176,244	4,488
Galapagos Genomics NV sponsored ADR (a)	554,000	30,564
Genocea Biosciences, Inc. (a)(b)	845,070	3,439
GenSight Biologics SA	411,444	3,680
Gilead Sciences, Inc.	59,799	4,752
Heron Therapeutics, Inc. (a)	757,077	12,583
Intellia Therapeutics, Inc. (b)	679,900	12,864
Intellia Therapeutics, Inc.	260,358	4,433
Intercept Pharmaceuticals, Inc. (a)	318,619	55,131
Ionis Pharmaceuticals, Inc. (a)	220,506	6,437
Ironwood Pharmaceuticals, Inc. Class A (a)	3,015,642	42,611
Karyopharm Therapeutics, Inc. (a)	614,200	4,533
Lion Biotechnologies, Inc. (a)(b)	2,913,500	25,755
Medivation, Inc. (a)	490,000	31,355
Neurocrine Biosciences, Inc. (a)	976,100	49,030
Novavax, Inc. (a)(b)	10,970,600	80,305
OvaScience, Inc. (a)(b)	1,188,097	5,988
Portola Pharmaceuticals, Inc. (a)	643,275	16,699
ProNai Therapeutics, Inc. (a)(b)	193,200	381
Puma Biotechnology, Inc. (a)	743,687	37,103
Regeneron Pharmaceuticals, Inc. (a)	328,800	139,779
Sage Therapeutics, Inc. (a)	15,800	709
Seattle Genetics, Inc. (a)(b)	22,086	1,061
Spark Therapeutics, Inc. (a)	319,480	18,511
TESARO, Inc. (a)(b)	1,973,322	183,993
Trevena, Inc. (a)(c)	3,326,521	20,857
Ultragenyx Pharmaceutical, Inc. (a)	401,496	25,407
uniQure B.V. (a)	302,200	2,197
Vertex Pharmaceuticals, Inc. (a)	5,400	524
		1,650,851
Health Care Equipment & Supplies - 0.3%
IDEXX Laboratories, Inc. (a)	393,804	36,935
Insulet Corp. (a)	122,700	4,342
		41,277
Health Care Providers & Services - 0.2%
Accretive Health, Inc. (a)(c)	6,962,302	13,855
Diplomat Pharmacy, Inc. (a)(b)	574,900	20,656
		34,511
Health Care Technology - 2.3%
athenahealth, Inc. (a)(c)	2,409,983	307,972
Castlight Health, Inc. Class B (a)	63,800	238
		308,210
Pharmaceuticals - 4.3%
Achaogen, Inc. (a)	805,700	3,166
Endo International PLC (a)(c)	17,919,319	311,079
Flex Pharma, Inc. (a)(b)	251,834	2,984
GW Pharmaceuticals PLC ADR (a)	127,027	11,981
Horizon Pharma PLC (a)	3,917,200	75,563
Innoviva, Inc.	78	1
Intra-Cellular Therapies, Inc. (a)	414,207	16,900
Jazz Pharmaceuticals PLC (a)	133,600	20,170
Relypsa, Inc. (a)(b)	518,000	16,545
The Medicines Company (a)	297,800	11,647
Valeant Pharmaceuticals International, Inc. (United States) (a)	4,599,200	102,562
		572,598

TOTAL HEALTH CARE		2,607,447

INDUSTRIALS - 3.0%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Class A (a)(d)	110,610	10,665
Airlines - 0.9%
American Airlines Group, Inc.	3,506,300	124,474
Wheels Up Partners Holdings LLC Series B unit (d)(f)	1,760,377	4,119
		128,593
Commercial Services & Supplies - 0.3%
Stericycle, Inc. (a)	404,300	36,496
Electrical Equipment - 1.7%
SolarCity Corp. (a)(c)	8,686,248	231,923
Road & Rail - 0.0%
J.B. Hunt Transport Services, Inc.	780	65

TOTAL INDUSTRIALS		407,742

INFORMATION TECHNOLOGY - 46.9%
Communications Equipment - 0.0%
Cisco Systems, Inc.	98,400	3,004
Electronic Equipment & Components - 0.3%
Fitbit, Inc. (a)(b)	2,677,728	36,578
Internet Software & Services - 16.7%
2U, Inc. (a)(b)	1,118,041	39,109
Alphabet, Inc.:
Class A	903,427	714,918
Class C (a)	651,869	501,150
Criteo SA sponsored ADR (a)(b)(c)	5,430,471	239,973
Dropbox, Inc. (a)(d)	331,524	3,683
Facebook, Inc. Class A (a)	3,536,538	438,319
GoDaddy, Inc. (a)	1,557,300	46,594
New Relic, Inc. (a)(b)	1,500,711	51,684
Rackspace Hosting, Inc. (a)	4,862,230	113,922
Shopify, Inc. Class A (a)	902,226	30,919
Twilio, Inc. (b)	167,100	6,789
Twilio, Inc.	351,811	12,865
Wix.com Ltd. (a)	923,005	32,859
		2,232,784
IT Services - 1.4%
Cognizant Technology Solutions Corp. Class A (a)	2,118,300	121,781
PayPal Holdings, Inc. (a)	1,462,800	54,475
Sabre Corp.	136,900	3,991
Square, Inc. (a)(b)	483,500	4,869
		185,116
Semiconductors & Semiconductor Equipment - 7.0%
Cirrus Logic, Inc. (a)	676,030	32,848
Marvell Technology Group Ltd.	5,136,900	60,359
Micron Technology, Inc. (a)	110,400	1,517
NVIDIA Corp.	10,020,411	572,165
NXP Semiconductors NV (a)	1,694,100	142,457
Qorvo, Inc.(a)	1,070,000	67,656
Qualcomm, Inc.	178,953	11,199
SolarEdge Technologies, Inc. (a)(b)(c)	2,437,000	43,622
		931,823
Software - 14.3%
Activision Blizzard, Inc.	13,623,689	547,127
Electronic Arts, Inc. (a)	481,200	36,725
HubSpot, Inc. (a)	883,980	48,256
Interactive Intelligence Group, Inc. (a)	211,287	11,399
LINE Corp. sponsored ADR	31,555	1,159
Microsoft Corp.	6,706,239	380,110
Paylocity Holding Corp. (a)(b)	345,500	15,423
Salesforce.com, Inc. (a)	2,509,020	205,238
Tyler Technologies, Inc. (a)	208,400	33,973
Ubisoft Entertainment SA (a)(c)	10,178,905	417,931
Workday, Inc. Class A (a)	535,100	44,595
Xero Ltd. (a)(b)	628,814	8,987
Zendesk, Inc. (a)(c)	5,252,784	158,844
		1,909,767
Technology Hardware, Storage & Peripherals - 7.2%
Apple, Inc.	9,173,620	955,990
Western Digital Corp.	42,961	2,041
		958,031

TOTAL INFORMATION TECHNOLOGY		6,257,103

TOTAL COMMON STOCKS
(Cost $9,583,282)		12,908,904

Convertible Preferred Stocks - 3.2%
CONSUMER DISCRETIONARY - 0.4%
Diversified Consumer Services - 0.0%
Handy Technologies, Inc. Series C (d)	415,643	2,091
Household Durables - 0.3%
Roku, Inc.:
Series F, 8.00% (a)(d)	16,562,507	28,322
Series G, 8.00% (a)(d)	3,185,945	5,448
Series H (d)	1,931,947	3,304
		37,074
Internet & Catalog Retail - 0.0%
One Kings Lane, Inc. Series E (a)(d)	648,635	428
The Honest Co., Inc. Series D (d)	75,268	2,898
		3,326
Media - 0.1%
Turn, Inc. Series E (a)(d)	1,199,041	3,825

TOTAL CONSUMER DISCRETIONARY		46,316

CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (a)(d)	866,669	14,387
FINANCIALS - 0.3%
Real Estate Management & Development - 0.3%
Redfin Corp. Series G (a)(d)	6,064,833	25,290
WeWork Companies, Inc. Series E (a)(d)	269,198	13,512
		38,802
HEALTH CARE - 0.4%
Biotechnology - 0.2%
23andMe, Inc. Series E (a)(d)	1,817,170	17,245
Jounce Therapeutics, Inc. Series B (a)(d)	2,212,389	7,655
Ovid Therapeutics, Inc. Series B (d)	314,408	1,170
		26,070
Health Care Providers & Services - 0.2%
Mulberry Health, Inc. Series A8 (d)	4,342,250	31,656

TOTAL HEALTH CARE		57,726

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(d)	62,037	5,982
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(d)	335,546	5,100

TOTAL INDUSTRIALS		11,082

INFORMATION TECHNOLOGY - 1.9%
Internet Software & Services - 1.2%
Jet.Com, Inc. Series B1 (d)	4,896,249	42,769
Pinterest, Inc. Series G, 8.00% (a)(d)	139,290	1,220
Uber Technologies, Inc.:
Series D, 8.00% (a)(d)	2,256,164	110,038
Series E, 8.00% (a)(d)	150,072	7,319
		161,346
IT Services - 0.2%
AppNexus, Inc. Series E (a)(d)	1,416,796	24,397
Nutanix, Inc. Series E (a)(d)	311,503	4,856
		29,253
Software - 0.5%
Bracket Computing, Inc. Series C (d)	1,877,241	6,345
Cloudera, Inc. Series F (a)(d)	126,709	3,704
Cloudflare, Inc. Series D (a)(d)	395,787	2,466
Dataminr, Inc. Series D (a)(d)	2,219,446	14,287
Delphix Corp. Series D (d)	427,177	2,307
Snapchat, Inc. Series F (a)(d)	510,029	15,668
Taboola.Com Ltd. Series E (a)(d)	1,918,392	21,524
		66,301

TOTAL INFORMATION TECHNOLOGY		256,900

TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series D (a)(d)	1,220,504	5,956
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $344,400)		431,169
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Turn, Inc. 1.48% 3/2/23(d)
(Cost $373)	373	373
	Shares	Value (000s)

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 0.42% (g)	14,888,292	14,888
Fidelity Securities Lending Cash Central Fund, 0.45% (g)(h)	340,289,278	340,289
TOTAL MONEY MARKET FUNDS
(Cost $355,177)		355,177
TOTAL INVESTMENT PORTFOLIO - 102.6%
(Cost $10,283,232)		13,695,623
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(341,867)
NET ASSETS - 100%		$13,353,756

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $451,511,000 or 3.4% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,915,000 or 0.2% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$19,675
Altiostar Networks, Inc. Series D	1/7/15	$15,000
AppNexus, Inc. Series E	8/1/14 - 9/17/14	$28,382
Blue Apron, Inc. Series D	5/18/15	$11,550
Bracket Computing, Inc. Series C	9/9/15	$14,766
Cloudera, Inc. Series F	2/5/14	$1,845
Cloudflare, Inc. Series D	11/5/14	$2,424
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$28,298
Delphix Corp. Series D	7/10/15	$3,845
Dropbox, Inc.	5/2/12	$3,000
Handy Technologies, Inc. Series C	10/14/15	$2,436
Jet.Com, Inc. Series B1	11/24/15	$24,422
Jounce Therapeutics, Inc. Series B	4/17/15	$5,000
Mulberry Health, Inc. Series A8	1/20/16	$29,331
Nutanix, Inc. Series E	8/26/14	$4,173
One Kings Lane, Inc. Series E	1/29/14	$429
Ovid Therapeutics, Inc. Series B	8/10/15	$1,959
Pinterest, Inc. Series G, 8.00%	2/27/15	$1,000
Redfin Corp. Series G	12/16/14	$20,000
Roku, Inc. Series F, 8.00%	5/7/13	$15,000
Roku, Inc. Series G, 8.00%	10/1/14	$4,140
Roku, Inc. Series H	11/9/15	$2,954
Snapchat, Inc. Series F	3/25/15 - 2/12/16	$15,668
Space Exploration Technologies Corp. Class A	10/16/15	$9,844
Space Exploration Technologies Corp. Series G	1/20/15	$4,805
Taboola.Com Ltd. Series E	12/22/14	$20,000
The Honest Co., Inc. Series D	8/3/15	$3,444
Turn, Inc. Series E	12/30/13	$10,000
Turn, Inc. 1.48% 3/2/23	3/2/16	$373
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$35,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$5,000
WeWork Companies, Inc. Class A	6/23/15	$984
WeWork Companies, Inc. Series E	6/23/15	$8,854
Wheels Up Partners Holdings LLC Series B unit	9/18/15	$5,000
YourPeople, Inc. Series C	5/1/15	$5,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$46
Fidelity Securities Lending Cash Central Fund	28,604
Total	$28,650

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Accretive Health, Inc.	$18,789	$--	$703	$--	$13,855
athenahealth, Inc.	327,395	13,283	3,192	--	307,972
Bellicum Pharmaceuticals, Inc.	20,012	27,012	12,571	--	37,030
Criteo SA sponsored ADR	291,470	--	1,762	--	239,973
Endo International PLC	--	285,775	--	--	311,079
GameLoft SE	36,312	--	68,556	--	--
Groupon, Inc. Class A	317,266	--	12,726	--	300,812
Lion Biotechnologies, Inc.	25,788	--	747	--	--
Portola Pharmaceuticals, Inc.	140,217	4,896	57,458	--	--
SolarCity Corp.	89,259	232,675	11,228	--	231,923
SolarEdge Technologies, Inc.	--	63,165	--	--	43,622
Synchronoss Technologies, Inc.	127,356	3,746	110,002	--	--
Trevena, Inc.	19,522	--	310	--	20,857
Ubisoft Entertainment SA	204,478	--	9,994	--	417,931
Zendesk, Inc.	106,272	3,035	989	--	158,844
Total	$1,724,136	$633,587	$290,238	$--	$2,083,898

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$2,558,306	$2,511,990	$--	$46,316
Consumer Staples	468,248	453,861	--	14,387
Energy	89,293	89,293	--	--
Financials	620,270	579,967	--	40,303
Health Care	2,665,173	2,598,526	8,921	57,726
Industrials	418,824	392,958	--	25,866
Information Technology	6,514,003	6,240,555	12,865	260,583
Telecommunication Services	5,956	--	--	5,956
Corporate Bonds	373	--	--	373
Money Market Funds	355,177	355,177	--	--
Total Investments in Securities:	$13,695,623	$13,222,327	$21,786	$451,510

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$203,955
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	8,033
Cost of Purchases	53,856
Proceeds of Sales	(5,261)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$260,583
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2016	$10,130
Other Investments in Securities
Beginning Balance	$133,963
Net Realized Gain (Loss) on Investment Securities	(9,169)
Net Unrealized Gain (Loss) on Investment Securities	15,556
Cost of Purchases	55,771
Proceeds of Sales	(5,194)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$190,927
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2016	$15,538

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.8%
France	5.0%
Ireland	3.5%
Netherlands	1.2%
Canada	1.0%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $330,576) — See accompanying schedule: Unaffiliated issuers (cost $8,019,372)	$11,256,548
Fidelity Central Funds (cost $355,177)	355,177
Other affiliated issuers (cost $1,908,683)	2,083,898
Total Investments (cost $10,283,232)		$13,695,623
Receivable for investments sold		58,828
Receivable for fund shares sold		16,630
Dividends receivable		338
Interest receivable		2
Distributions receivable from Fidelity Central Funds		689
Other receivables		298
Total assets		13,772,408
Liabilities
Payable to custodian bank	$1,690
Payable for investments purchased	53,943
Payable for fund shares redeemed	14,579
Accrued management fee	6,442
Other affiliated payables	1,505
Other payables and accrued expenses	204
Collateral on securities loaned, at value	340,289
Total liabilities		418,652
Net Assets		$13,353,756
Net Assets consist of:
Paid in capital		$9,996,193
Accumulated net investment loss		(5,835)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(48,961)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,412,359
Net Assets		$13,353,756
OTC:
Net Asset Value, offering price and redemption price per share ($9,845,460 ÷ 115,479 shares)		$85.26
Class K:
Net Asset Value, offering price and redemption price per share ($3,508,296 ÷ 40,691 shares)		$86.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2016
Investment Income
Dividends		$76,464
Interest		2
Income from Fidelity Central Funds (including $28,604 from security lending)		28,650
Total income		105,116
Expenses
Management fee
Basic fee	$75,511
Performance adjustment	15,828
Transfer agent fees	16,566
Accounting and security lending fees	1,532
Custodian fees and expenses	318
Independent trustees' fees and expenses	56
Registration fees	224
Audit	96
Legal	45
Interest	36
Miscellaneous	99
Total expenses before reductions	110,311
Expense reductions	(559)	109,752
Net investment income (loss)		(4,636)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	119,969
Other affiliated issuers	39,805
Foreign currency transactions	29
Total net realized gain (loss)		159,803
Change in net unrealized appreciation (depreciation) on: Investment securities	263,020
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		263,019
Net gain (loss)		422,822
Net increase (decrease) in net assets resulting from operations		$418,186

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,636)	$(11,952)
Net realized gain (loss)	159,803	1,282,162
Change in net unrealized appreciation (depreciation)	263,019	1,068,362
Net increase (decrease) in net assets resulting from operations	418,186	2,338,572
Distributions to shareholders from net realized gain	(704,905)	(1,408,892)
Share transactions - net increase (decrease)	93,627	1,841,344
Total increase (decrease) in net assets	(193,092)	2,771,024
Net Assets
Beginning of period	13,546,848	10,775,824
End of period	$13,353,756	$13,546,848
Other Information
Accumulated net investment loss end of period	$(5,835)	$(135)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity OTC Portfolio

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$86.98	$81.23	$78.98	$57.53	$59.28
Income from Investment Operations
Net investment income (loss)A	(.05)	(.11)	(.06)	.36B	(.08)C
Net realized and unrealized gain (loss)	2.84	16.14	12.78	21.37	(1.67)
Total from investment operations	2.79	16.03	12.72	21.73	(1.75)
Distributions from net investment income	–	–	(.05)	(.28)	–
Distributions from net realized gain	(4.51)	(10.28)	(10.42)	–	–
Total distributions	(4.51)	(10.28)	(10.47)	(.28)	–
Net asset value, end of period	$85.26	$86.98	$81.23	$78.98	$57.53
Total ReturnD	3.68%	21.34%	17.96%	37.93%	(2.95)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.91%	.83%	.77%	.76%	.91%
Expenses net of fee waivers, if any	.91%	.83%	.77%	.76%	.91%
Expenses net of all reductions	.90%	.83%	.76%	.74%	.90%
Net investment income (loss)	(.07)%	(.13)%	(.08)%	.55%B	(.14)%C
Supplemental Data
Net assets, end of period (in millions)	$9,845	$9,710	$7,870	$6,693	$5,499
Portfolio turnover rateG	56%H	66%H	106%	116%	149%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity OTC Portfolio Class K

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$87.87	$81.96	$79.60	$57.94	$59.61
Income from Investment Operations
Net investment income (loss)A	.04	(.01)	.04	.45B	–C,D
Net realized and unrealized gain (loss)	2.88	16.29	12.87	21.53	(1.67)
Total from investment operations	2.92	16.28	12.91	21.98	(1.67)
Distributions from net investment income	–	–	(.10)	(.32)	–
Distributions from net realized gain	(4.57)	(10.37)	(10.46)	–	–
Total distributions	(4.57)	(10.37)	(10.55)E	(.32)	–
Net asset value, end of period	$86.22	$87.87	$81.96	$79.60	$57.94
Total ReturnF	3.80%	21.49%	18.10%	38.11%	(2.80)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.72%	.65%	.62%	.77%
Expenses net of fee waivers, if any	.79%	.72%	.65%	.62%	.77%
Expenses net of all reductions	.79%	.71%	.64%	.60%	.76%
Net investment income (loss)	.05%	(.02)%	.05%	.69%B	- %C,I
Supplemental Data
Net assets, end of period (in millions)	$3,508	$3,836	$2,906	$2,260	$1,644
Portfolio turnover rateJ	56%K	66%K	106%	116%	149%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

 D Amount represents less than $.005 per share.

 E Total distributions of $10.55 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $10.456 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount represents less than .005%.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/16 (000s)	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$ 373	Market approach	Transaction price	$100	Increase
Equities	$ 451,137	Discounted cash flow	Discount rate	8.0% - 20.0% / 16.1%	Decrease
			Weighted average cost of capital (WACC)	11.6% - 40.0% / 15.3%	Decrease
			Discount for lack of marketability	20.0% - 25.0% / 23.0%	Decrease
			Growth rate	2.5% - 3.0% / 2.7%	Increase
		Market approach	Acquisition terms	$0.66- $8.74 / $8.65	Increase
			Transaction price	$3.46 - $96.42 / $49.55	Increase
			Proxy based discount	40.3%	Decrease
		Market comparable	Enterprise value/Sales multiple (EV/S)	0.6 - 15.6 / 3.3	Increase
			Discount rate	0.9% - 50.0% / 13.3%	Decrease
			Price/Earnings multiple (P/E)	9.1	Increase
			Discount for lack of marketability	10.0% - 25.0% / 16.2%	Decrease
			Growth rate	3.0%	Increase
			Enterprise value/Gross profit multiple (EV/GP)	4.8	Increase
			Premium rate	4.0% - 235.0% / 27.2%	Increase
		Recovery value	Liquidation preference	$8.34 - $23.41 / $18.47	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to redemptions in-kind, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$4,383,043
Gross unrealized depreciation	(1,019,613)
Net unrealized appreciation (depreciation) on securities	$3,363,430
Tax Cost	$10,332,193

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$3,363,398

The Fund intends to elect to defer to its next fiscal year $5,717 of ordinary losses recognized during the period January 1, 2016 to July 31, 2016.

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$274,436	$ 637,244
Long-term Capital Gains	430,469	771,648
Total	$704,905	$ 1,408,892

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

At period end, investments held through this Subsidiary were $4,119 representing 0.03% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $7,148,000 and $7,557,829, respectively.

Redemptions In-Kind. During the period, 1,292 shares of the Fund held by an unaffiliated entity were redeemed in-kind for cash and investments with a value of $104,098. The net realized gain of $41,724 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 2,605 shares of the Fund held by unaffiliated entities were redeemed for cash and investments with a value of $225,764. The Fund had a net realized gain of $95,853 on investments delivered through the in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to its benchmark index, the Nasdaq Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
OTC	$14,944.16
Class K	1,622.05
	$ 16,566

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $201 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$16,554.57%		$34

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $26 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $26,708. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $2,706 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $10,860. The weighted average interest rate was .88%. The interest expense amounted to $2 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $460 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $98.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net realized gain
OTC	$505,475	$1,012,327
Class K	199,430	396,565
Total	$704,905	$1,408,892

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
OTC
Shares sold	23,178	22,946	$1,818,054	$1,893,100
Reinvestment of distributions	6,240	12,406	491,074	985,025
Shares redeemed	(25,573)	(20,601)	(1,979,810)	(1,665,615)
Net increase (decrease)	3,845	14,751	$329,318	$1,212,510
Class K
Shares sold	11,562	16,984	$911,130	$1,383,593
Reinvestment of distributions	2,509	4,953	199,430	396,565
Shares redeemed	(17,040)(a)	(13,732)(b)	(1,346,251)(a)	(1,151,324)(b)
Net increase (decrease)	(2,969)	8,205	$(235,691)	$628,834

 (a) Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

 (b) Amount includes in-kind redemptions (see Note 4: Prior Fiscal Year Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
OTC	.87%
Actual		$1,000.00	$1,171.00	$4.70
Hypothetical-C		$1,000.00	$1,020.54	$4.37
Class K	.75%
Actual		$1,000.00	$1,171.60	$4.05
Hypothetical-C		$1,000.00	$1,021.13	$3.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $112,418,165 or, if subsequently determined to be different, the net capital gain of such year.

OTC Portfolio and Class K designates 16% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

OTC Portfolio and Class K designates 18% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity OTC Portfolio

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity OTC Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Real Estate Income Fund Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate Income Fund	11.29%	9.40%	7.08%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund, a class of the fund, on July 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,819	Fidelity® Real Estate Income Fund
$21,089	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  Most types of real estate securities enjoyed a strong result for the 12 months ending July 31, 2016, due partly to investors’ continued search for yield. The fundamental backdrop remained solid across most property types and local markets, with the notable exceptions of hotels and, in certain markets, apartments. Real estate investment trust (REIT) common stocks performed particularly well the past 12 months, with the FTSE® NAREIT® All REITs Index gaining 21.53%, overcoming a two-month decline roughly midway through the period. Industrial REITs were particularly strong performers, as warehouse operators benefited from increased demand associated with e-commerce. Meanwhile, REIT preferred stocks, as measured by the MSCI REIT Preferred Index, rose 9.94%. Declining interest rates provided a tailwind for this rate-sensitive segment, as their income offerings became more attractive to investors seeking yield in a lower-rate environment. Looking at fixed-income securities, The BofA Merrill Lynch℠ US Real Estate Index, a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector, gained 7.88%.

Comments from Portfolio Manager Mark Snyderman:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted low-double-digit gains, roughly in line with the 11.50% return of the Fidelity Real Estate Composite Index and well ahead of the broad-market S&P 500®. In a strong market for real estate securities, the fund’s common stock and preferred equity investments performed particularly well, while most of the fund’s fixed-income holdings nearly kept pace with the overall real estate bond market, despite my continued focus on managing the portfolio’s exposure to interest rates. On the stock side, portfolio holdings in REIT common stocks gained about 24%, well ahead of the approximately 22% return produced by the FTSE® NAREIT® All REITs Index. Our preferred stock investments gained 12%, outpacing the MSCI preferred stock index by about two percentage points. The fund’s high-yield and investment-grade real estate bond holdings each lagged the 8% return of the BofA Merrill Lynch index, while our CMBS holdings returned about 3%, reflecting the weaker performance of this segment. Of final note, I maintained a 7% cash allocation, on average. I typically like to hold anywhere from 5% to 10% in cash securities, as it provides flexibility to invest in companies I like at times when others may be forced to sell. With essentially zero yield, however, our cash allocation detracted from results in a strong market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Equity Lifestyle Properties, Inc.	3.9	4.2
Acadia Realty Trust (SBI)	2.9	3.1
MFA Financial, Inc.	2.7	2.8
Ventas, Inc.	2.4	2.0
Apartment Investment & Management Co. Class A	1.4	0.9
	13.3

Top 5 Bonds as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
IAS Operating Partnership LP 5% 3/15/18	0.8	0.8
RAIT Financial Trust 4% 10/1/33	0.8	0.7
RWT Holdings, Inc. 5.625% 11/15/19	0.8	0.6
Senior Housing Properties Trust 4.75% 5/1/24	0.7	0.1
Kennedy-Wilson, Inc. 5.875% 4/1/24	0.7	0.2
	3.8

Top Five REIT Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	17.3	17.7
REITs - Health Care	7.9	6.4
REITs - Apartments	5.2	5.3
REITs - Diversified	5.2	2.4
REITs - Shopping Centers	4.6	5.7

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Common Stocks	32.4%
Preferred Stocks	17.7%
Bonds	31.4%
Convertible Securities	6.5%
Other Investments	5.3%
Short-Term Investments and Net Other Assets (Liabilities)	6.7%

 * Foreign investments - 1.1%

As of January 31, 2016*
Common Stocks	31.0%
Preferred Stocks	19.2%
Bonds	29.5%
Convertible Securities	5.7%
Other Investments	6.8%
Short-Term Investments and Net Other Assets (Liabilities)	7.8%

 * Foreign investments - 0.7%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 32.4%
	Shares	Value
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Stanley Martin Communities LLC Class B (a)	4,620	$5,806,693
FINANCIALS - 32.3%
Capital Markets - 0.9%
Brookfield Asset Management, Inc. Class A	492,000	16,990,985
Ellington Financial LLC	1,140,284	19,635,690
NorthStar Asset Management Group, Inc.	545,500	6,469,630
		43,096,305
Real Estate Investment Trusts - 31.1%
Acadia Realty Trust (SBI)	3,799,549	143,091,015
AG Mortgage Investment Trust, Inc.	849,900	12,731,502
American Tower Corp.	208,100	24,091,737
Annaly Capital Management, Inc.	792,728	8,704,153
Anworth Mortgage Asset Corp.	1,148,310	5,649,685
Apartment Investment & Management Co. Class A	1,522,900	70,007,713
Arbor Realty Trust, Inc. (b)	3,058,527	21,868,468
AvalonBay Communities, Inc.	108,100	20,068,765
Boardwalk (REIT)	219,500	9,429,598
Care Capital Properties, Inc.	97,603	2,887,097
CBL & Associates Properties, Inc.	1,788,353	21,978,858
Cedar Shopping Centers, Inc.	838,510	6,741,620
Chimera Investment Corp.	338,200	5,674,996
Community Healthcare Trust, Inc. (c)	338,862	7,790,437
CYS Investments, Inc.	827,839	7,409,159
Douglas Emmett, Inc.	341,200	12,979,248
Dynex Capital, Inc.	1,668,486	11,712,772
Ellington Residential Mortgage REIT	260,000	3,676,400
Equity Lifestyle Properties, Inc.	2,281,560	187,635,488
Extra Space Storage, Inc.	518,300	44,584,166
First Potomac Realty Trust	1,476,944	14,931,904
Five Oaks Investment Corp. (c)	479,100	2,802,735
Great Ajax Corp. (b)	1,416,687	19,621,115
Healthcare Realty Trust, Inc.	264,600	9,567,936
Invesco Mortgage Capital, Inc.	874,600	12,594,240
Lexington Corporate Properties Trust	4,872,447	52,963,499
MFA Financial, Inc.	17,592,122	132,292,757
Mid-America Apartment Communities, Inc.	490,200	51,971,004
Monmouth Real Estate Investment Corp. Class A	537,573	7,429,259
Monogram Residential Trust, Inc.	1,980,900	21,215,439
National Retail Properties, Inc.	179,200	9,526,272
New Residential Investment Corp.	1,866,600	25,516,422
New Senior Investment Group, Inc.	1,942,525	23,290,875
Newcastle Investment Corp.	1,840,830	8,725,534
NorthStar Realty Finance Corp.	3,591,659	48,128,231
Potlatch Corp.	1,013,940	38,783,205
Public Storage	13,600	3,249,312
Sabra Health Care REIT, Inc.	1,106,003	26,444,532
Select Income REIT	404,600	11,231,696
Senior Housing Properties Trust (SBI)	2,994,400	66,505,624
Store Capital Corp.	1,203,400	37,534,046
Terreno Realty Corp.	1,654,764	46,085,177
Two Harbors Investment Corp.	2,742,680	23,998,450
Ventas, Inc.	1,522,086	115,922,070
VEREIT, Inc.	1,442,934	15,958,850
WP Carey, Inc.	791,000	57,466,150
		1,512,469,211
Real Estate Management & Development - 0.3%
Kennedy-Wilson Holdings, Inc.	620,621	13,064,072

TOTAL FINANCIALS		1,568,629,588

TOTAL COMMON STOCKS
(Cost $1,222,023,865)		1,574,436,281

Preferred Stocks - 18.4%
Convertible Preferred Stocks - 0.7%
FINANCIALS - 0.7%
Real Estate Investment Trusts - 0.7%
Alexandria Real Estate Equities, Inc. Series D, 7.00%	236,759	8,341,020
Equity Commonwealth 6.50%	31,237	844,024
Lexington Corporate Properties Trust Series C, 6.50%	468,742	23,741,782
		32,926,826
Nonconvertible Preferred Stocks - 17.7%
FINANCIALS - 17.7%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	182,517	4,143,136
Real Estate Investment Trusts - 17.4%
AG Mortgage Investment Trust, Inc.:
8.00%	611,662	15,218,151
8.25%	38,935	994,400
Alexandria Real Estate Equities, Inc. Series E, 6.45%	145,913	3,793,738
American Capital Agency Corp.:
8.00%	200,000	5,290,000
Series B, 7.75%	427,100	11,164,394
American Capital Mortgage Investment Corp. Series A, 8.125%	248,636	6,352,650
American Home Mortgage Investment Corp.:
Series A, 9.75% (d)	120,300	1
Series B, 9.25% (d)	124,100	1
American Homes 4 Rent:
Series A, 5.00%	581,770	16,056,852
Series B, 5.00%	377,286	10,413,094
Series C, 5.50%	915,240	24,986,052
Series D, 6.50%	280,000	7,450,800
Series E, 6.35%	210,000	5,352,900
Annaly Capital Management, Inc.:
Series A, 7.875%	134,900	3,507,400
Series C, 7.625%	326,429	8,467,568
Series D, 7.50%	621,976	16,252,233
Series E, 7.625%	672,961	17,449,879
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	7,886,276
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625%	375,101	9,677,606
Apollo Residential Mortgage, Inc. Series A, 8.00%	485,559	11,915,618
Arbor Realty Trust, Inc.:
7.375% (b)	430,605	11,010,570
Series A, 8.25% (b)	189,089	4,785,843
Series B, 7.75% (b)	240,000	6,000,000
Series C, 8.50% (b)	100,000	2,575,000
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,587,821
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	47,000	1,199,910
Series E, 9.00%	178,291	4,494,716
Series F, 7.375%	268,000	6,673,200
Bluerock Residential Growth (REIT), Inc.:
Series A, 8.25%	486,775	12,953,083
Series C, 7.625%	134,300	3,511,945
Brandywine Realty Trust Series E, 6.90%	95,000	2,455,750
Capstead Mortgage Corp. Series E, 7.50%	202,984	5,153,764
CBL & Associates Properties, Inc.:
Series D, 7.375%	286,376	7,136,490
Series E, 6.625%	139,398	3,530,951
Cedar Shopping Centers, Inc. Series B, 7.25%	415,750	10,938,383
Chesapeake Lodging Trust Series A, 7.75%	266,916	7,049,252
Colony Financial, Inc.:
Series A, 8.50%	283,920	7,404,634
Series B, 7.50%	108,867	2,768,488
Series C, 7.125%	552,328	13,642,502
Coresite Realty Corp. Series A, 7.25%	369,799	9,781,184
Corporate Office Properties Trust Series L, 7.375%	167,140	4,407,482
CubeSmart Series A, 7.75%	40,000	1,025,600
CYS Investments, Inc.:
Series A, 7.75%	118,428	2,886,090
Series B, 7.50%	496,667	11,711,408
DDR Corp.:
Series J, 6.50%	340,721	8,794,009
Series K, 6.25%	228,888	5,925,910
Digital Realty Trust, Inc.:
Series E, 7.00%	219,819	5,598,790
Series G, 5.875%	145,444	3,806,269
Series H, 7.375%	50,000	1,430,000
DuPont Fabros Technology, Inc. Series C, 6.625%	84,000	2,362,080
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,236,619
Series B, 7.625%	252,120	6,151,728
Equity Lifestyle Properties, Inc. Series C, 6.75%	950,148	24,732,352
Five Oaks Investment Corp. Series A, 8.75%	142,000	3,109,800
General Growth Properties, Inc. Series A, 6.375%	166,463	4,411,270
Gladstone Commercial Corp.:
Series C, 7.125%	81,435	2,055,419
Series D, 7.00%	200,000	5,106,000
Government Properties Income Trust 5.875%	202,500	5,198,175
Hersha Hospitality Trust:
Series C, 6.875%	50,000	1,263,000
Series D, 6.50%	200,000	5,058,000
Hospitality Properties Trust Series D, 7.125%	40,800	1,075,488
Invesco Mortgage Capital, Inc.:
Series A, 7.75%	123,342	3,145,221
Series B, 7.75%	844,337	21,505,263
Investors Real Estate Trust Series B, 7.95%	126,572	3,335,172
iStar Financial, Inc.:
Series D, 8.00%	74,567	1,826,892
Series E, 7.875%	281,296	6,714,536
Series F, 7.80%	451,476	10,758,673
Series G, 7.65%	10,497	245,630
Kilroy Realty Corp.:
Series G, 6.875%	46,760	1,201,264
Series H, 6.375%	143,296	3,676,975
LaSalle Hotel Properties:
Series H, 7.50%	141,308	3,623,137
Series I, 6.375%	354,698	9,222,148
Series J, 6.30%	240,000	6,477,600
MFA Financial, Inc.:
8.00%	538,930	13,812,776
Series B, 7.50%	616,232	15,843,325
Monmouth Real Estate Investment Corp.:
Series A, 7.625%	80,000	2,160,000
Series B, 7.875%	95,000	2,534,600
National Retail Properties, Inc.:
Series D, 6.625%	222,138	5,775,588
Series E, 5.70%	301,404	7,993,234
New York Mortgage Trust, Inc.:
Series B, 7.75%	254,840	6,054,998
Series C, 7.875%	244,689	5,769,767
Newcastle Investment Corp.:
Series B, 9.75%	17,942	465,954
Series D, 8.375%	2,000	50,300
NorthStar Realty Finance Corp.:
Series A, 8.75%	7,890	200,722
Series B, 8.25%	429,039	10,816,073
Series C, 8.875%	329,101	8,471,060
Series D, 8.50%	270,715	6,857,211
Series E, 8.75%	481,729	12,245,551
Pebblebrook Hotel Trust:
Series B, 8.00%	185,085	4,699,308
Series C, 6.50%	204,321	5,332,778
Series D, 6.375%	350,000	9,712,500
Pennsylvania (REIT) Series B, 7.375%	100,510	2,653,464
Prologis, Inc. Series Q, 8.54%	94,446	6,661,399
PS Business Parks, Inc.:
Series S, 6.45%	93,809	2,451,229
Series T, 6.00%	198,899	5,187,286
Public Storage Series Y, 6.375%	122,000	3,447,720
RAIT Financial Trust:
7.125%	336,786	8,372,500
7.625%	224,590	5,257,652
Regency Centers Corp.:
Series 6, 6.625%	152,661	3,956,973
Series 7, 6.00%	176,250	4,573,688
Resource Capital Corp. 8.625%	156,870	3,509,182
Retail Properties America, Inc. Series A, 7.00%	394,411	10,649,097
Sabra Health Care REIT, Inc. Series A, 7.125%	318,623	8,555,028
Saul Centers, Inc. Series C, 6.875%	315,478	8,341,238
Stag Industrial, Inc.:
Series A, 9.00%	280,000	7,196,000
Series B, 6.625%	80,300	2,115,102
Series C, 6.875%	83,000	2,266,730
Summit Hotel Properties, Inc.:
Series A, 9.25%	138,340	3,583,006
Series B, 7.875%	190,173	5,085,226
Series C, 7.125%	153,212	4,037,136
Series D, 6.45%	210,000	5,439,000
Sun Communities, Inc. Series A, 7.125%	375,000	9,825,000
Sunstone Hotel Investors, Inc.:
Series E, 6.95%	42,000	1,144,500
Series F, 6.45%	84,000	2,196,600
Taubman Centers, Inc. Series K, 6.25%	157,322	4,120,263
Terreno Realty Corp. Series A, 7.75%	213,890	5,653,113
UMH Properties, Inc.:
Series A, 8.25%	600,200	15,755,250
Series B, 8.00%	321,929	8,724,276
Urstadt Biddle Properties, Inc.:
Series F, 7.125%	210,000	5,577,600
Series G, 6.75%	160,000	4,337,600
VEREIT, Inc. Series F, 6.70%	2,038,849	55,089,700
Wells Fargo Real Estate Investment Corp. Series A, 6.375%	137,600	3,826,656
Welltower, Inc. 6.50%	81,600	2,166,480
WP Glimcher, Inc.:
Series H, 7.50%	198,527	5,147,805
Series I, 6.875%	256,115	6,812,659
		848,473,002
Real Estate Management & Development - 0.2%
Kennedy-Wilson, Inc. 7.75%	321,574	8,444,533
TOTAL FINANCIALS		861,060,671
TOTAL PREFERRED STOCKS
(Cost $846,139,860)		893,987,497
	Principal Amount	Value

Corporate Bonds - 20.3%
Convertible Bonds - 5.8%
FINANCIALS - 5.8%
Consumer Finance - 0.0%
Zais Financial Partners LP 8% 11/15/16 (e)	2,000,000	1,985,000
Diversified Financial Services - 0.8%
RWT Holdings, Inc. 5.625% 11/15/19	36,880,000	37,202,700
Real Estate Investment Trusts - 4.1%
American Realty Capital Properties, Inc. 3.75% 12/15/20	25,928,000	26,252,100
Apollo Commercial Real Estate Finance, Inc. 5.5% 3/15/19	5,600,000	5,722,500
Blackstone Mortgage Trust, Inc. 5.25% 12/1/18	4,900,000	5,282,813
Colony Financial, Inc.:
3.875% 1/15/21	15,580,000	15,161,288
5% 4/15/23	26,083,000	25,675,453
NorthStar Realty Finance LP 7.25% 6/15/27 (e)	562,000	537,244
PennyMac Corp. 5.375% 5/1/20	28,556,000	27,556,540
RAIT Financial Trust 4% 10/1/33	42,310,000	38,475,656
Redwood Trust, Inc. 4.625% 4/15/18	14,700,000	14,700,000
Resource Capital Corp.:
6% 12/1/18	6,910,000	6,668,150
8% 1/15/20	16,490,000	16,292,780
Starwood Property Trust, Inc.:
3.75% 10/15/17	10,750,000	10,938,125
4.55% 3/1/18	3,846,000	4,098,394
		197,361,043
Real Estate Management & Development - 0.1%
Consolidated-Tomoka Land Co. 4.5% 3/15/20	3,350,000	3,230,656
Thrifts & Mortgage Finance - 0.8%
IAS Operating Partnership LP 5% 3/15/18 (e)	42,350,000	41,926,500
TOTAL FINANCIALS		281,705,899
Nonconvertible Bonds - 14.5%
CONSUMER DISCRETIONARY - 3.7%
Hotels, Restaurants & Leisure - 0.5%
ESH Hospitality, Inc. 5.25% 5/1/25 (e)	8,040,000	7,999,800
FelCor Lodging LP:
5.625% 3/1/23	2,000,000	2,050,000
6% 6/1/25	2,025,000	2,090,813
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21	4,000,000	4,145,160
Times Square Hotel Trust 8.528% 8/1/26 (e)	7,508,963	8,912,886
		25,198,659
Household Durables - 3.1%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (e)	13,825,000	13,202,875
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (e)	3,725,000	3,687,750
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (e)	3,100,000	2,991,500
6.5% 12/15/20 (e)	12,085,000	12,326,700
CalAtlantic Group, Inc.:
5.875% 11/15/24	3,250,000	3,469,375
8.375% 5/15/18	13,458,000	14,803,800
D.R. Horton, Inc.:
4.375% 9/15/22	4,175,000	4,404,625
4.75% 5/15/17	2,000,000	2,037,500
5.75% 8/15/23	2,510,000	2,798,650
KB Home:
8% 3/15/20	8,465,000	9,353,825
9.1% 9/15/17	4,985,000	5,321,488
Lennar Corp.:
4.125% 12/1/18	5,520,000	5,671,800
4.5% 6/15/19	1,830,000	1,916,925
4.5% 11/15/19	2,000,000	2,102,500
M/I Homes, Inc. 6.75% 1/15/21	3,803,000	3,917,090
Meritage Homes Corp.:
6% 6/1/25	4,000,000	4,167,520
7% 4/1/22	7,525,000	8,258,688
7.15% 4/15/20	7,060,000	7,713,050
Ryland Group, Inc.:
6.625% 5/1/20	1,555,000	1,726,050
8.4% 5/15/17	5,420,000	5,677,450
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (e)	4,100,000	4,223,000
TRI Pointe Homes, Inc. 5.875% 6/15/24	3,890,000	4,006,700
WCI Communities, Inc. 6.875% 8/15/21	1,845,000	1,895,738
William Lyon Homes, Inc.:
7% 8/15/22	8,180,000	8,261,800
8.5% 11/15/20	15,550,000	16,366,375
		150,302,774
Media - 0.0%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625% 2/15/24	1,300,000	1,371,500
Multiline Retail - 0.1%
JC Penney Corp., Inc. 5.875% 7/1/23 (e)	3,175,000	3,254,693
TOTAL CONSUMER DISCRETIONARY		180,127,626
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20	428,368	465,450
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 6.625% 6/15/24 (e)	4,835,000	5,137,188
C&S Group Enterprises LLC 5.375% 7/15/22 (e)	5,860,000	5,625,600
		11,228,238
FINANCIALS - 10.0%
Diversified Financial Services - 0.5%
Brixmor Operating Partnership LP:
3.85% 2/1/25	8,384,000	8,535,994
4.125% 6/15/26	2,000	2,073
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	3,680,000	3,514,400
6% 8/1/20	12,690,000	12,658,275
		24,710,742
Real Estate Investment Trusts - 6.9%
American Campus Communities Operating Partnership LP 4.125% 7/1/24	2,000,000	2,128,240
ARC Properties Operating Partnership LP 4.6% 2/6/24	15,480,000	16,176,600
Care Capital Properties LP 5.125% 8/15/26 (e)	8,454,000	8,563,074
CBL & Associates LP:
4.6% 10/15/24	21,758,000	20,538,660
5.25% 12/1/23	11,500,000	11,391,969
Corporate Office Properties LP 3.6% 5/15/23	5,000,000	4,978,470
Crown Castle International Corp. 5.25% 1/15/23	4,000,000	4,578,640
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	12,182,000	12,486,550
CubeSmart LP 4.8% 7/15/22	2,000,000	2,223,318
DDR Corp.:
7.5% 7/15/18	8,756,000	9,632,432
7.875% 9/1/20	4,637,000	5,614,405
DuPont Fabros Technology LP 5.875% 9/15/21	1,000,000	1,048,125
HCP, Inc. 4% 6/1/25	1,000,000	1,022,949
Health Care Property Investors, Inc.:
5.625% 5/1/17	2,980,000	3,072,165
6% 1/30/17	2,383,000	2,436,760
Health Care REIT, Inc.:
4% 6/1/25	1,551,000	1,653,941
4.125% 4/1/19	2,000,000	2,111,258
Healthcare Realty Trust, Inc.:
3.75% 4/15/23	4,022,000	4,071,310
5.75% 1/15/21	3,095,000	3,498,737
Highwoods/Forsyth LP:
3.625% 1/15/23	1,607,000	1,647,377
5.85% 3/15/17	2,800,000	2,872,615
Hospitality Properties Trust:
5% 8/15/22	3,177,000	3,442,159
5.625% 3/15/17	915,000	935,903
HRPT Properties Trust:
6.25% 6/15/17	1,055,000	1,072,351
6.65% 1/15/18	4,246,000	4,422,778
iStar Financial, Inc.:
4% 11/1/17	27,605,000	27,397,963
5% 7/1/19	24,265,000	23,901,025
5.85% 3/15/17	3,587,000	3,622,870
7.125% 2/15/18	5,725,000	5,896,750
9% 6/1/17	9,175,000	9,542,000
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26	4,385,000	4,609,731
6.375% 2/15/22	3,610,000	3,790,500
6.375% 3/1/24	4,000,000	4,360,000
6.875% 5/1/21	2,000,000	2,070,600
National Retail Properties, Inc. 3.3% 4/15/23	2,000,000	2,046,450
Omega Healthcare Investors, Inc.:
4.5% 4/1/27	2,462,000	2,454,949
4.95% 4/1/24	2,898,000	3,012,894
Potlatch Corp. 7.5% 11/1/19	1,000,000	1,105,000
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20	2,000,000	2,327,996
Select Income REIT:
4.15% 2/1/22	6,937,000	6,988,306
4.5% 2/1/25	19,802,000	19,656,257
Senior Housing Properties Trust:
3.25% 5/1/19	2,882,000	2,909,967
4.75% 5/1/24	33,918,000	34,984,891
6.75% 4/15/20	13,624,000	15,054,983
6.75% 12/15/21	8,000,000	9,224,552
VEREIT Operating Partnership LP 4.875% 6/1/26	10,945,000	11,492,250
WP Carey, Inc.:
4% 2/1/25	5,000,000	4,965,970
4.6% 4/1/24	3,355,000	3,490,488
		336,527,178
Real Estate Management & Development - 2.3%
CBRE Group, Inc.:
5% 3/15/23	6,020,000	6,296,065
5.25% 3/15/25	3,295,000	3,523,521
Host Hotels & Resorts LP 5.25% 3/15/22	2,000,000	2,212,212
Howard Hughes Corp. 6.875% 10/1/21 (e)	23,985,000	24,884,438
Hunt Companies, Inc. 9.625% 3/1/21 (e)	7,460,000	7,571,900
Kennedy-Wilson, Inc. 5.875% 4/1/24	31,370,000	31,683,700
Mid-America Apartments LP:
3.75% 6/15/24	1,663,000	1,744,439
6.05% 9/1/16	2,500,000	2,508,413
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.5% 4/15/19 (e)	4,805,000	4,985,188
4.875% 6/1/23 (e)	3,365,000	3,415,475
5.25% 12/1/21 (e)	8,290,000	8,663,050
Regency Centers LP 5.875% 6/15/17	300,000	310,710
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (e)	7,000,000	7,122,500
5.625% 3/1/24 (e)	2,270,000	2,304,050
Ventas Realty LP/Ventas Capital Corp. 4% 4/30/19	2,262,000	2,386,238
Wells Operating Partnership II LP 5.875% 4/1/18	3,000,000	3,178,155
		112,790,054
Thrifts & Mortgage Finance - 0.3%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp. 7.75% 2/15/18 (e)	4,755,000	4,707,450
Ocwen Financial Corp. 6.625% 5/15/19	14,073,000	9,886,283
		14,593,733
TOTAL FINANCIALS		488,621,707
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	5,230,000	5,269,225
5.5% 2/1/21	12,305,000	12,827,963
		18,097,188
INDUSTRIALS - 0.1%
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.375% 10/1/17	3,050,000	3,088,125
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22	4,000,000	4,190,000

TOTAL NONCONVERTIBLE BONDS		705,352,884

TOTAL CORPORATE BONDS
(Cost $954,512,135)		987,058,783

Asset-Backed Securities - 2.3%
American Homes 4 Rent:
Series 2014-SFR1 Class E, 2.9461% 6/17/31 (e)(f)	6,698,000	6,408,173
Series 2014-SFR2 Class E, 6.231% 10/17/36 (e)	3,000,000	3,247,094
Series 2014-SFR3 Class E, 6.418% 12/17/36 (e)	9,025,000	9,895,200
Series 2015-SFR1:
Class E, 5.639% 4/17/52 (e)	1,999,310	2,079,419
Class F, 5.885% 4/17/52 (e)	2,000,000	1,963,554
Series 2015-SFR2:
Class E, 6.07% 10/17/45 (e)	8,259,000	8,844,185
Class XS, 0% 10/17/45 (e)(f)(g)	4,849,315	48
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.9866% 3/20/50 (e)(f)	2,250,000	225
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (e)	722,850	724,803
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33	492,032	430,987
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (e)	278,763	82,812
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	4,450,694	4,614,236
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27 (f)	1,307,311	1,296,388
Series 1997-3 Class M1, 7.53% 3/15/28	6,658,526	6,655,361
Invitation Homes Trust:
Series 2013-SFR1 Class F, 4.101% 12/17/30 (e)(f)	1,750,000	1,713,832
Series 2014-SFR1:
Class E, 3.6961% 6/17/31 (e)(f)	10,000,000	9,877,155
Class F, 4.1961% 6/17/31 (e)(f)	9,504,000	9,273,725
Series 2014-SFR3:
Class E, 4.9461% 12/17/31 (e)(f)	4,336,000	4,403,042
Class F, 5.4461% 12/17/31 (e)(f)	2,215,000	2,232,319
Series 2015-SFR2 Class E, 3.5971% 6/17/32 (e)(f)	2,450,000	2,405,656
Series 2015-SFR3 Class F, 5.1961% 8/17/32 (e)(f)	2,000,000	2,003,672
Series 2015-SRF1 Class F, 4.7461% 3/17/32 (e)(f)	5,500,000	5,436,015
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	912,073	639,310
Merit Securities Corp. Series 13 Class M1, 7.8304% 12/28/33 (f)	1,923,000	2,000,267
Progress Residential Trust:
Series 2015-SFR1 Class E, 4.483% 2/17/32 (e)(f)	1,500,000	1,504,976
Series 2015-SFR3 Class F, 6.643% 11/12/32 (e)	2,940,000	3,017,104
Series 2016-SFR1 Class F, 5.4821% 9/17/33 (e)(f)	8,459,000	8,534,903
Starwood Waypoint Residential Trust Series 2014-1 Class F, 4.9961% 1/17/32 (e)(f)	4,071,000	4,025,785
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 3.2829% 2/5/36 (e)(f)	4,037,577	404
VB-S1 Issuer LLC Series 2016-1A Class F, 6.901% 6/15/46 (e)	7,797,000	7,828,921
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.9382% 11/21/40 (e)(f)	1,990,796	1,956,883
Class F, 2.5682% 11/21/40 (e)(f)	250,000	125,474
TOTAL ASSET-BACKED SECURITIES
(Cost $115,474,944)		113,221,928

Collateralized Mortgage Obligations - 0.2%
Private Sponsor - 0.2%
Countrywide Home Loans, Inc.:
Series 2002-R2 Class 2B3, 3.7124% 7/25/33 (e)(f)	151,839	22,338
Series 2003-R3 Class B2, 5.5% 11/25/33 (e)	198,868	2,655
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5327% 12/25/46 (e)(f)	4,500,000	4,911,560
Series 2010-K7 Class B, 5.6244% 4/25/20 (e)(f)	3,200,000	3,563,855
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (e)	298,176	300,330
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B9, 12.3953% 6/10/35 (e)(f)	86,014	65,206
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (e)	5,422	5,178
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.9379% 12/10/35 (e)(f)	105,447	13,670
Series 2004-A Class B7, 4.6879% 2/10/36 (e)(f)	107,029	32,465
Series 2004-B Class B7, 4.4379% 2/10/36 (e)(f)	132,495	36,381

TOTAL PRIVATE SPONSOR		8,953,638

U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (a)	53,996	4,155
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.2341% 2/25/42 (e)(f)	63,841	46,007
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.08% 12/25/42 (a)(f)	87,161	13,363
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.2087% 6/25/43 (e)(f)	101,389	67,798
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 3.1308% 10/25/42 (e)(f)	44,538	11,334

TOTAL U.S. GOVERNMENT AGENCY		142,657

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $9,030,796)		9,096,295

Commercial Mortgage Securities - 14.4%
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (e)	2,000,000	2,237,270
Banc of America Commercial Mortgage Trust:
Series 2005-1 Class CJ, 5.5273% 11/10/42 (f)	642,708	642,137
Series 2005-5 Class D, 5.5734% 10/10/45 (f)	1,810,745	1,810,942
Bank of America Commercial Mortgage Trust Series 2015-UBS7 Class D, 3.167% 9/15/48	1,000,000	783,085
Barclays Commercial Mortgage Securities LLC Series 2015-STP:
Class E, 4.4272% 9/10/28 (e)(f)	8,341,000	7,758,640
Class F, 4.4272% 9/10/28 (e)(f)	4,074,000	3,702,373
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.9067% 4/12/38 (e)(f)	2,234,360	2,241,131
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR11 Class AJ, 5.5616% 3/11/39 (f)	5,700,000	5,443,500
BLCP Hotel Trust floater Series 2014-CLRN Class F, 3.5146% 8/15/29 (e)(f)	2,500,000	2,299,434
CCRESG Commercial Mortgage Trust Series 2016-HEAT:
Class E, 5.6712% 4/10/29 (e)(f)	4,536,000	4,400,670
Class F, 5.6712% 4/10/29 (e)(f)	9,710,000	8,959,282
CGBAM Commercial Mortgage Trust:
floater Series 2014-HD Class E, 3.4421% 2/15/31 (e)(f)	5,769,000	5,449,450
Series 2015-SMRT:
Class E, 3.9121% 4/10/28 (e)(f)	3,023,000	2,918,551
Class F, 3.9121% 4/10/28 (e)(f)	9,911,000	9,349,205
CGGS Commercial Mortgage Trust Series 2016-RND Class DFL, 5.1921% 2/15/33 (e)(f)	2,100,000	2,133,735
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2737% 9/10/46 (e)(f)	5,254,000	5,145,853
Series 2015-SHP2 Class E, 4.7921% 7/15/27 (e)(f)	2,933,000	2,730,187
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (e)	7,300,000	5,135,185
Series 2012-CR5 Class D, 4.4787% 12/10/45 (e)(f)	2,000,000	1,984,082
Series 2013-CR10 Class D, 4.9493% 8/10/46 (e)(f)	2,000,000	1,809,040
Series 2013-CR12 Class D, 5.2531% 10/10/46 (e)(f)	4,500,000	4,228,567
Series 2013-CR6 Class F, 4.1715% 3/10/46 (e)(f)	8,038,000	5,165,204
Series 2013-CR9 Class D, 4.3992% 7/10/45 (e)(f)	1,404,000	1,261,778
Series 2013-LC6 Class D, 4.4274% 1/10/46 (e)(f)	6,374,000	5,946,210
Series 2014-CR17:
Class D, 4.959% 5/10/47 (e)(f)	2,500,000	2,259,909
Class E, 4.799% 5/10/47 (e)(f)	1,575,000	1,225,018
Series 2014-UBS2 Class D, 5.1822% 3/10/47 (e)(f)	3,713,000	3,218,973
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class J, 5.44% 9/15/30 (e)	1,423,263	1,392,640
Commercial Mortgage Trust pass-thru certificates:
Series 2012-CR1:
Class C, 5.544% 5/15/45 (f)	1,000,000	1,119,861
Class D, 5.544% 5/15/45 (e)(f)	5,550,000	5,768,729
Class G, 2.462% 5/15/45 (e)	2,180,000	1,354,420
Series 2012-CR2:
Class D, 5.0166% 8/15/45 (e)(f)	4,500,000	4,603,062
Class E, 5.0166% 8/15/45 (e)(f)	6,000,000	5,772,638
Series 2012-LC4:
Class C, 5.8068% 12/10/44 (f)	2,000,000	2,281,803
Class D, 5.8068% 12/10/44 (e)(f)	11,675,000	12,181,549
Core Industrial Trust:
Series 2015-TEXW Class F, 3.977% 2/10/34 (e)(f)	10,746,000	9,514,532
Series 2015-WEST Class F, 4.3677% 2/10/37 (e)(f)	12,745,000	11,161,944
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1 Class F, 6% 5/17/40 (e)	790,550	814,175
Series 1998-C2 Class F, 6.75% 11/15/30 (e)	303,593	306,436
CSMC Trust floater Series 2015-DEAL:
Class E, 4.481% 4/15/29 (e)(f)	2,000,000	1,908,528
Class F, 5.231% 4/15/29 (e)(f)	5,053,000	4,917,330
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 5.099% 1/10/34 (e)(f)	10,853,000	10,218,352
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.8835% 11/10/46 (e)(f)	14,031,000	15,375,074
Class G, 4.652% 11/10/46 (e)	12,360,000	11,032,393
Series 2011-LC3A Class D, 5.5485% 8/10/44 (e)(f)	3,945,000	4,239,818
Extended Stay America Trust Series 2013-ESH7 Class C7, 3.9017% 12/5/31 (e)	500,000	503,092
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.6635% 12/25/43 (f)(g)	12,206,096	1,218,605
Series K012 Class X3, 2.3286% 1/25/41 (f)(g)	20,724,910	1,840,670
Series K013 Class X3, 2.8134% 1/25/43 (f)(g)	14,360,000	1,567,292
Series KAIV Class X2, 3.6147% 6/25/46 (f)(g)	7,430,000	1,141,408
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class EFX, 3.4949% 12/15/34 (e)(f)	9,164,000	8,970,694
Class FFX, 3.4949% 12/15/34 (e)(f)	8,032,000	7,620,833
GMAC Commercial Mortgage Securities, Inc. Series 1997-C2 Class G, 6.75% 4/15/29 (f)	365,467	373,897
GP Portfolio Trust Series 2014-GPP Class E, 4.2921% 2/15/27 (e)(f)	2,823,000	2,708,801
GS Mortgage Securities Corp. II Series 2010-C1:
Class D, 6.2151% 8/10/43 (e)(f)	4,000,000	4,226,292
Class E, 4% 8/10/43 (e)	3,770,000	3,534,110
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.3573% 12/10/43 (e)(f)	3,000,000	3,082,902
Series 2011-GC5:
Class C, 5.5484% 8/10/44 (e)(f)	9,000,000	9,983,171
Class D, 5.5484% 8/10/44 (e)(f)	7,000,000	7,213,800
Class E, 5.5484% 8/10/44 (e)(f)	4,049,000	3,741,910
Class F, 4.5% 8/10/44 (e)	4,500,000	3,473,609
Series 2012-GC6:
Class C, 5.835% 1/10/45 (e)(f)	3,600,000	4,016,318
Class D, 5.835% 1/10/45 (e)(f)	2,000,000	1,986,492
Class E, 5% 1/10/45 (e)(f)	4,516,000	3,735,853
Series 2012-GCJ7:
Class C, 5.9132% 5/10/45 (f)	6,500,000	7,129,964
Class D, 5.9132% 5/10/45 (e)(f)	9,205,000	9,122,962
Class E, 5% 5/10/45 (e)	6,920,000	5,576,620
Series 2012-GCJ9 Class D, 5.015% 11/10/45 (e)(f)	4,504,000	4,242,114
Series 2013-GC14 Class D, 4.9269% 8/10/46 (e)(f)	1,680,000	1,616,669
Series 2013-GC16:
Class D, 5.4973% 11/10/46 (e)(f)	3,750,000	3,471,068
Class F, 3.5% 11/10/46 (e)	7,303,000	4,928,221
Series 2014-NEW Class D, 3.79% 1/10/31 (e)	2,510,000	2,476,813
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (e)	29,826,000	29,019,893
Series 2016-RENT Class F, 4.2022% 2/10/29 (e)(f)	15,890,000	14,628,053
Hilton U.S.A. Trust:
floater Series 2014-ORL Class E, 3.6921% 7/15/29 (e)(f)	7,241,000	6,913,990
Series 2013-HLT Class EFX, 4.6017% 11/5/30 (e)(f)	5,000,000	5,026,275
Invitation Homes Trust floater Series 2013-SFR1 Class E, 3.101% 12/17/30 (e)(f)	1,500,000	1,465,792
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 5.6132% 1/12/37 (e)(f)	1,000,000	987,796
Series 2009-IWST:
Class C, 7.6935% 12/5/27 (e)(f)	3,000,000	3,436,879
Class D, 7.6935% 12/5/27 (e)(f)	9,550,000	10,886,424
Series 2010-CNTR:
Class D, 6.3899% 8/5/32 (e)(f)	4,500,000	5,044,717
Class XB, 1.1366% 8/5/32 (e)(f)(g)	32,655,000	1,134,928
Series 2012-CBX:
Class C, 5.3934% 6/15/45 (f)	4,530,000	4,983,454
Class E, 5.3934% 6/15/45 (e)(f)	4,635,000	4,737,611
Class F, 4% 6/15/45 (e)	8,192,000	6,743,404
Class G 4% 6/15/45 (e)	4,044,000	2,833,566
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2014-INN:
Class E, 4.081% 6/15/29 (e)(f)	10,174,000	9,842,189
Class F, 4.481% 6/15/29 (e)(f)	9,618,000	9,231,917
Series 2011-C3:
Class E, 5.8013% 2/15/46 (e)(f)	2,705,000	2,890,211
Class H, 4.409% 2/15/46 (e)(f)	7,077,000	5,835,244
Series 2011-C4 Class F, 3.873% 7/15/46 (e)	1,400,000	1,195,853
Series 2013-LC11:
Class C, 3.9582% 4/15/46 (f)	848,000	882,613
Class D, 4.3786% 4/15/46 (f)	7,672,000	7,237,848
Class E, 3.25% 4/15/46 (e)(f)	472,000	337,781
Class F, 3.25% 4/15/46 (e)(f)	2,518,000	1,498,151
Series 2014-DSTY Class E, 3.9314% 6/10/27 (e)(f)	2,752,000	2,553,226
Series 2015-UES Class F, 3.7417% 9/5/32 (e)(f)	3,500,000	3,243,805
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8 Class H, 6% 7/15/31 (e)	617,700	548,628
LB-UBS Commercial Mortgage Trust:
sequential payer Series 2006-C7 Class AM, 5.378% 11/15/38	2,040,000	2,048,421
Series 2006-C4 Class AJ, 5.9912% 6/15/38 (f)	691,282	690,942
LSTAR Commercial Mortgage Trust Series 2014-2:
Class D, 5.0182% 1/20/41 (e)(f)	3,000,000	2,965,477
Class E, 5.0182% 1/20/41 (e)(f)	4,800,000	4,400,562
Merrill Lynch Mortgage Trust Series 2006-C1 Class AJ, 5.7424% 5/12/39 (f)	19,155,001	19,046,260
Mezz Capital Commercial Mortgage Trust Series 2004-C1 Class IO, 9.321% 1/15/37 (e)(f)(g)	241,146	10,554
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.8125% 11/15/45 (e)(f)	2,000,000	2,026,012
Series 2013-C12 Class D, 4.9246% 10/15/46 (e)(f)	3,250,000	3,119,944
Series 2013-C13:
Class D, 5.0548% 11/15/46 (e)(f)	5,221,000	5,100,392
Class E, 5.0548% 11/15/46 (e)(f)	3,379,000	2,684,629
Series 2013-C7 Class E, 4.4312% 2/15/46 (e)(f)	1,000,000	780,996
Series 2013-C9 Class D, 4.2942% 5/15/46 (e)(f)	5,137,000	4,640,393
Morgan Stanley Capital I Trust:
sequential payer:
Series 2006-HQ10 Class AM, 5.36% 11/12/41	8,200,000	8,227,910
Series 2012-C4 Class E, 5.7045% 3/15/45 (e)(f)	7,294,000	7,322,017
Series 1997-RR Class F, 7.4205% 4/30/39 (e)(f)	437,133	432,723
Series 1998-CF1 Class G, 7.35% 7/15/32 (e)	2,229,907	2,232,452
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43	7,500,000	7,546,523
Series 2011-C1 Class C, 5.6007% 9/15/47 (e)(f)	4,000,000	4,535,209
Series 2011-C2:
Class D, 5.6471% 6/15/44 (e)(f)	4,887,000	5,234,662
Class E, 5.6471% 6/15/44 (e)(f)	9,600,000	10,076,873
Class F, 5.6471% 6/15/44 (e)(f)	4,440,000	4,323,360
Class XB, 0.6038% 6/15/44 (e)(f)(g)	63,708,222	1,473,093
Series 2011-C3:
Class C, 5.3479% 7/15/49 (e)(f)	2,000,000	2,229,481
Class D, 5.3479% 7/15/49 (e)(f)	7,400,000	8,019,110
Class E, 5.3479% 7/15/49 (e)(f)	832,000	867,505
Class G, 5.3479% 7/15/49 (e)(f)	3,283,000	2,588,889
Series 2012-C4 Class D, 5.7045% 3/15/45 (e)(f)	6,310,000	6,634,620
Series 2015-UBS8 Class D, 3.25% 12/15/48 (e)	5,013,000	3,706,867
Motel 6 Trust Series 2015-MTL6:
Class E, 5.2785% 2/5/30 (e)	8,349,000	8,340,763
Class F, 5% 2/5/30 (e)	14,325,000	13,558,274
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (e)(f)	1,500,000	1,222,641
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (e)	4,679,368	5,582,018
SCG Trust Series 2013-SRP1 Class D, 3.7764% 11/15/26 (e)(f)	4,347,000	4,089,027
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.5379% 8/15/39 (f)	451,162	453,300
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.7152% 5/10/45 (e)(f)	3,235,000	3,331,743
Class E, 5% 5/10/45 (e)(f)	4,053,000	3,525,031
UBS-Barclays Commercial Mortgage Trust sequential payer Series 2012-C3 Class A1, 0.726% 8/10/49	974,264	972,271
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.0842% 1/10/45 (e)(f)	3,000,000	3,477,196
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (e)	2,540,000	2,840,395
Wachovia Bank Commercial Mortgage Trust Series 2004-C11 Class D, 5.8847% 1/15/41 (f)	4,712,822	4,775,705
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5 Class D, 4.9355% 10/15/45 (e)(f)	9,999,000	9,778,278
Series 2016-C35 Class D, 3.142% 7/15/48 (e)	8,358,000	5,993,783
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (e)	4,000,000	3,161,344
Series 2011-C3:
Class C, 5.335% 3/15/44 (e)	4,900,000	5,346,789
Class D, 5.8071% 3/15/44 (e)(f)	1,000,000	1,052,505
Class E, 5% 3/15/44 (e)	3,000,000	2,737,148
Series 2011-C5:
Class F, 5.25% 11/15/44 (e)(f)	3,000,000	2,574,344
Class G, 5.25% 11/15/44 (e)(f)	2,000,000	1,578,224
Series 2012-C10 Class E, 4.6017% 12/15/45 (e)(f)	4,090,000	3,322,304
Series 2012-C7:
Class D, 4.9916% 6/15/45 (e)(f)	2,380,000	2,458,015
Class F, 4.5% 6/15/45 (e)	2,000,000	1,498,030
Series 2013-C11:
Class D, 4.3175% 3/15/45 (e)(f)	5,830,000	5,449,120
Class E, 4.3175% 3/15/45 (e)(f)	4,780,000	3,607,374
Series 2013-C13 Class D, 4.1386% 5/15/45 (e)(f)	4,000,000	3,609,846
Series 2013-C16 Class D, 5.1491% 9/15/46 (e)(f)	3,728,000	3,665,161
Series 2013-UBS1 Class D, 4.7827% 3/15/46 (e)(f)	1,668,000	1,622,433
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 4.1624% 11/15/29 (e)(f)	5,152,378	4,950,843
Class G, 3.4621% 11/15/29 (e)(f)	4,994,505	4,605,234
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $671,982,193)		698,992,138

Bank Loan Obligations - 5.3%
CONSUMER DISCRETIONARY - 1.9%
Hotels, Restaurants & Leisure - 1.5%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (f)	13,103,706	12,782,665
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (f)	10,091,606	9,612,254
Cooper Hotel Group 12% 11/6/17	13,106,661	13,237,727
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 7.75% 12/27/20 (f)	2,150,000	2,150,000
Tranche B 1LN, term loan 5.25% 6/27/20 (f)	1,986,701	1,987,317
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (f)	14,821,555	14,855,792
La Quinta Intermediate Holdings LLC Tranche B LN, term loan 3.75% 4/14/21 (f)	13,049,903	12,935,717
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (f)	4,052,685	4,032,422
Ryman Hospitality Properties, Inc. Tranche B, term loan 3.5% 1/15/21 (f)	2,244,200	2,247,566
		73,841,460
Media - 0.2%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (f)	7,361,813	7,355,702
Multiline Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan 5.25% 6/23/23 (f)	10,115,000	10,123,395

TOTAL CONSUMER DISCRETIONARY		91,320,557

CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.4%
Albertson's LLC:
Tranche B 5LN, term loan 4.75% 12/21/22 (f)	5,642,488	5,669,910
Tranche B 6LN, term loan 4.75% 6/22/23 (f)	12,665,000	12,741,497
		18,411,407
ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (f)	17,393,422	16,610,718
Panda Temple Power, LLC term loan 7.25% 4/3/19 (f)	8,537,100	7,854,132
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (f)	8,131,336	8,163,861
		32,628,711
FINANCIALS - 1.1%
Real Estate Investment Trusts - 0.4%
iStar Financial, Inc. Tranche B, term loan 5.5% 7/1/20 (f)	8,435,000	8,493,033
Starwood Property Trust, Inc. Tranche B, term loan 3.5% 4/17/20 (f)	10,712,049	10,695,338
		19,188,371
Real Estate Management & Development - 0.6%
Americold Realty Operating Partnership LP Tranche B, term loan 5.75% 12/1/22 (f)	11,225,640	11,337,897
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 4.25% 11/4/21 (f)	8,987,406	8,923,775
NorthStar Asset Management LP Tranche B 1LN, term loan 4.6265% 1/29/23 (f)	4,997,475	4,974,587
Realogy Group LLC Tranche B, term loan 3.75% 7/20/22 (f)	3,300,000	3,316,500
		28,552,759
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing, LLC Tranche B, term loan 5.5% 2/15/18 (f)	6,610,838	6,511,675

TOTAL FINANCIALS		54,252,805

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Community Health Systems, Inc.:
Tranche F, term loan 3.9241% 12/31/18 (f)	1,756,471	1,739,222
Tranche H, term loan 4% 1/27/21 (f)	3,088,463	3,048,900
		4,788,122
INDUSTRIALS - 0.3%
Commercial Services & Supplies - 0.1%
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (f)	3,910,000	3,701,480
Pilot Travel Centers LLC Tranche B, term loan 3.2456% 5/25/23 (f)	4,178,425	4,194,094
		7,895,574
Construction & Engineering - 0.2%
Drumm Investors LLC Tranche B, term loan 9.5% 5/4/18 (f)	8,531,846	8,354,128

TOTAL INDUSTRIALS		16,249,702

UTILITIES - 0.8%
Electric Utilities - 0.4%
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.25% 1/31/22 (f)	7,231,946	7,130,699
Dynegy Finance IV, Inc. Tranche C, term loan 5% 6/27/23 (f)	4,220,000	4,220,000
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (f)	6,683,047	6,616,216
Southeast Powergen LLC Tranche B, term loan 4.5% 12/2/21 (f)	2,641,888	2,546,119
		20,513,034
Independent Power and Renewable Electricity Producers - 0.4%
APLP Holdings LP Tranche B, term loan 6% 4/13/23 (f)	7,227,165	7,245,233
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (f)	11,369,138	10,933,359
		18,178,592

TOTAL UTILITIES		38,691,626

TOTAL BANK LOAN OBLIGATIONS
(Cost $258,138,621)		256,342,930

Preferred Securities - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (e)	1,220,000	20,679
Thrifts & Mortgage Finance - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (e)	500,000	247
TOTAL PREFERRED SECURITIES
(Cost $1,297,768)		20,926
	Shares	Value

Money Market Funds - 6.5%
Fidelity Cash Central Fund, 0.42% (h)	314,785,413	314,785,413
Fidelity Securities Lending Cash Central Fund, 0.45% (h)(i)	1,316,700	1,316,700
TOTAL MONEY MARKET FUNDS
(Cost $316,102,113)		316,102,113
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $4,394,702,295)		4,849,258,891
NET OTHER ASSETS (LIABILITIES) - 0.2%		7,945,051
NET ASSETS - 100%		$4,857,203,942

Legend

 (a) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,824,211 or 0.1% of net assets.

 (b) Affiliated company

 (c) Security or a portion of the security is on loan at period end.

 (d) Non-income producing

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $907,486,670 or 18.7% of net assets.

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$46,791
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.08% 12/25/42	3/25/03	$51,824
Stanley Martin Communities LLC Class B	8/3/05 - 3/1/07	$4,244,623

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$942,575
Fidelity Securities Lending Cash Central Fund	28,725
Total	$971,300

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Realty Trust (SBI)	$119,299,759	$3,255,274	$965,602	$3,155,180	$--
Arbor Realty Trust, Inc.	20,991,789	--	75,982	1,838,251	21,868,468
Arbor Realty Trust, Inc. 7.375%	10,597,189	--	--	793,928	11,010,570
Arbor Realty Trust, Inc. Series A, 8.25%	4,814,206	--	--	389,996	4,785,843
Arbor Realty Trust, Inc. Series B, 7.75%	5,940,000	--	--	465,000	6,000,000
Arbor Realty Trust, Inc. Series C, 8.50%	2,578,000	--	--	212,500	2,575,000
Great Ajax Corp.	7,020,000	12,241,285	--	201,403	19,621,115
Total	$171,240,943	$15,496,559	$1,041,584	$7,056,258	$65,860,996

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$5,806,693	$--	$--	$5,806,693
Financials	2,462,617,085	2,450,757,509	11,859,574	2
Corporate Bonds	987,058,783	--	987,058,783	--
Asset-Backed Securities	113,221,928	--	112,373,703	848,225
Collateralized Mortgage Obligations	9,096,295	--	8,846,129	250,166
Commercial Mortgage Securities	698,992,138	--	684,740,742	14,251,396
Bank Loan Obligations	256,342,930	--	243,105,203	13,237,727
Preferred Securities	20,926	--	--	20,926
Money Market Funds	316,102,113	316,102,113	--	--
Total Investments in Securities:	$4,849,258,891	$2,766,859,622	$2,047,984,134	$34,415,135

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	0.1%
AAA,AA,A	2.3%
BBB	9.0%
BB	9.0%
B	10.6%
CCC,CC,C	0.8%
D	0.0%
Not Rated	10.7%
Equities	50.8%
Short-Term Investments and Net Other Assets	6.7%
100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $1,300,873) — See accompanying schedule: Unaffiliated issuers (cost $4,012,720,751)	$4,467,295,782
Fidelity Central Funds (cost $316,102,113)	316,102,113
Other affiliated issuers (cost $65,879,431)	65,860,996
Total Investments (cost $4,394,702,295)		$4,849,258,891
Cash		5,534,808
Receivable for investments sold		18,455,612
Receivable for fund shares sold		10,387,409
Dividends receivable		2,677,994
Interest receivable		19,180,238
Distributions receivable from Fidelity Central Funds		114,067
Other receivables		20,587
Total assets		4,905,629,606
Liabilities
Payable for investments purchased	$39,637,835
Payable for fund shares redeemed	3,993,810
Accrued management fee	2,181,907
Distribution and service plan fees payable	360,628
Other affiliated payables	841,801
Other payables and accrued expenses	92,983
Collateral on securities loaned, at value	1,316,700
Total liabilities		48,425,664
Net Assets		$4,857,203,942
Net Assets consist of:
Paid in capital		$4,339,374,272
Undistributed net investment income		37,962,753
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		25,310,053
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		454,556,864
Net Assets		$4,857,203,942
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($548,648,862 ÷ 44,793,424 shares)		$12.25
Maximum offering price per share (100/96.00 of $12.25)		$12.76
Class T:
Net Asset Value and redemption price per share ($59,787,558 ÷ 4,878,394 shares)		$12.26
Maximum offering price per share (100/96.00 of $12.26)		$12.77
Class C:
Net Asset Value and offering price per share ($289,430,349 ÷ 23,850,410 shares)(a)		$12.14
Real Estate Income:
Net Asset Value, offering price and redemption price per share ($2,719,387,305 ÷ 220,913,639 shares)		$12.31
Class I:
Net Asset Value, offering price and redemption price per share ($1,239,949,868 ÷ 101,019,583 shares)		$12.27

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends (including $7,056,258 earned from other affiliated issuers)		$118,594,202
Interest		108,853,784
Income from Fidelity Central Funds		971,300
Total income		228,419,286
Expenses
Management fee	$23,555,488
Transfer agent fees	8,899,268
Distribution and service plan fees	4,148,288
Accounting and security lending fees	1,338,246
Custodian fees and expenses	44,656
Independent trustees' fees and expenses	18,781
Registration fees	185,537
Audit	198,658
Legal	11,016
Miscellaneous	32,158
Total expenses before reductions	38,432,096
Expense reductions	(95,724)	38,336,372
Net investment income (loss)		190,082,914
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,680,443
Other affiliated issuers	1,863,343
Foreign currency transactions	(105,863)
Total net realized gain (loss)		46,437,923
Change in net unrealized appreciation (depreciation) on: Investment securities	237,758,482
Assets and liabilities in foreign currencies	70,248
Total change in net unrealized appreciation (depreciation)		237,828,730
Net gain (loss)		284,266,653
Net increase (decrease) in net assets resulting from operations		$474,349,567

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$190,082,914	$200,528,467
Net realized gain (loss)	46,437,923	54,207,307
Change in net unrealized appreciation (depreciation)	237,828,730	(52,184,229)
Net increase (decrease) in net assets resulting from operations	474,349,567	202,551,545
Distributions to shareholders from net investment income	(185,109,460)	(199,452,326)
Distributions to shareholders from net realized gain	(51,815,852)	(75,677,564)
Total distributions	(236,925,312)	(275,129,890)
Share transactions - net increase (decrease)	302,433,412	215,193,161
Redemption fees	329,841	424,938
Total increase (decrease) in net assets	540,187,508	143,039,754
Net Assets
Beginning of period	4,317,016,434	4,173,976,680
End of period	$4,857,203,942	$4,317,016,434
Other Information
Undistributed net investment income end of period	$37,962,753	$34,176,266

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.66	$11.86	$11.67	$11.26	$10.73
Income from Investment Operations
Net investment income (loss)A	.49	.52	.49	.54	.52
Net realized and unrealized gain (loss)	.73	.02	.44	.60	.61
Total from investment operations	1.22	.54	.93	1.14	1.13
Distributions from net investment income	(.48)	(.52)	(.50)	(.53)	(.51)
Distributions from net realized gain	(.14)	(.21)	(.24)	(.20)	(.10)
Total distributions	(.63)B	(.74)C	(.74)	(.73)	(.60)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$12.25	$11.66	$11.86	$11.67	$11.26
Total ReturnF,G	11.01%	4.65%	8.49%	10.45%	11.24%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.03%	1.04%	1.06%	1.08%	1.12%
Expenses net of fee waivers, if any	1.03%	1.03%	1.05%	1.08%	1.12%
Expenses net of all reductions	1.03%	1.03%	1.05%	1.07%	1.11%
Net investment income (loss)	4.29%	4.40%	4.28%	4.62%	4.89%
Supplemental Data
Net assets, end of period (000 omitted)	$548,649	$495,462	$442,271	$378,269	$137,352
Portfolio turnover rateJ	26%	19%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.63 per share is comprised of distributions from net investment income of $.483 and distributions from net realized gain of $.142 per share.

 C Total distributions of $.74 per share is comprised of distributions from net investment income of $.523 and distributions from net realized gain of $.212 per share.

 D Total distributions of $.60 per share is comprised of distributions from net investment income of $.505 and distributions from net realized gain of $.097 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.66	$11.86	$11.67	$11.26	$10.72
Income from Investment Operations
Net investment income (loss)A	.49	.51	.49	.54	.52
Net realized and unrealized gain (loss)	.73	.02	.43	.60	.62
Total from investment operations	1.22	.53	.92	1.14	1.14
Distributions from net investment income	(.48)	(.52)	(.50)	(.53)	(.50)
Distributions from net realized gain	(.14)	(.21)	(.24)	(.20)	(.10)
Total distributions	(.62)	(.73)	(.73)B	(.73)	(.60)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.26	$11.66	$11.86	$11.67	$11.26
Total ReturnD,E	11.06%	4.62%	8.44%	10.42%	11.33%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.07%	1.06%	1.08%	1.08%	1.11%
Expenses net of fee waivers, if any	1.07%	1.06%	1.08%	1.08%	1.11%
Expenses net of all reductions	1.06%	1.06%	1.07%	1.08%	1.11%
Net investment income (loss)	4.26%	4.37%	4.26%	4.61%	4.90%
Supplemental Data
Net assets, end of period (000 omitted)	$59,788	$55,424	$48,164	$46,198	$26,143
Portfolio turnover rateH	26%	19%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.73 per share is comprised of distributions from net investment income of $.496 and distributions from net realized gain of $.236 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.55	$11.77	$11.59	$11.20	$10.67
Income from Investment Operations
Net investment income (loss)A	.40	.43	.40	.45	.44
Net realized and unrealized gain (loss)	.73	.01	.43	.60	.62
Total from investment operations	1.13	.44	.83	1.05	1.06
Distributions from net investment income	(.40)	(.45)	(.42)	(.46)	(.43)
Distributions from net realized gain	(.14)	(.21)	(.24)	(.20)	(.10)
Total distributions	(.54)	(.66)	(.65)B	(.66)	(.53)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.14	$11.55	$11.77	$11.59	$11.20
Total ReturnD,E	10.29%	3.82%	7.66%	9.66%	10.49%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.79%	1.79%	1.79%	1.81%	1.87%
Expenses net of fee waivers, if any	1.78%	1.78%	1.79%	1.81%	1.87%
Expenses net of all reductions	1.78%	1.78%	1.79%	1.81%	1.87%
Net investment income (loss)	3.54%	3.65%	3.54%	3.88%	4.14%
Supplemental Data
Net assets, end of period (000 omitted)	$289,430	$291,387	$246,306	$204,012	$52,780
Portfolio turnover rateH	26%	19%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.65 per share is comprised of distributions from net investment income of $.417 and distributions from net realized gain of $.236 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.91	$11.71	$11.29	$10.75
Income from Investment Operations
Net investment income (loss)A	.52	.54	.52	.57	.54
Net realized and unrealized gain (loss)	.73	.02	.44	.60	.62
Total from investment operations	1.25	.56	.96	1.17	1.16
Distributions from net investment income	(.51)	(.55)	(.53)	(.55)	(.52)
Distributions from net realized gain	(.14)	(.21)	(.24)	(.20)	(.10)
Total distributions	(.65)	(.76)	(.76)B	(.75)	(.62)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.31	$11.71	$11.91	$11.71	$11.29
Total ReturnD	11.29%	4.84%	8.78%	10.71%	11.50%
Ratios to Average Net AssetsE,F
Expenses before reductions	.82%	.83%	.83%	.84%	.90%
Expenses net of fee waivers, if any	.81%	.82%	.83%	.84%	.89%
Expenses net of all reductions	.81%	.82%	.83%	.84%	.89%
Net investment income (loss)	4.51%	4.61%	4.50%	4.85%	5.12%
Supplemental Data
Net assets, end of period (000 omitted)	$2,719,387	$2,561,268	$2,627,382	$2,884,545	$2,252,149
Portfolio turnover rateG	26%	19%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.76 per share is comprised of distributions from net investment income of $.525 and distributions from net realized gain of $.236 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.68	$11.88	$11.69	$11.28	$10.74
Income from Investment Operations
Net investment income (loss)A	.52	.55	.52	.57	.55
Net realized and unrealized gain (loss)	.73	.02	.44	.60	.62
Total from investment operations	1.25	.57	.96	1.17	1.17
Distributions from net investment income	(.52)	(.55)	(.53)	(.56)	(.53)
Distributions from net realized gain	(.14)	(.21)	(.24)	(.20)	(.10)
Total distributions	(.66)	(.77)B	(.77)	(.76)	(.63)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.27	$11.68	$11.88	$11.69	$11.28
Total ReturnD	11.30%	4.92%	8.76%	10.72%	11.62%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.77%	.78%	.80%	.84%
Expenses net of fee waivers, if any	.77%	.77%	.78%	.80%	.84%
Expenses net of all reductions	.76%	.77%	.78%	.80%	.84%
Net investment income (loss)	4.56%	4.66%	4.55%	4.89%	5.17%
Supplemental Data
Net assets, end of period (000 omitted)	$1,239,950	$913,475	$809,854	$610,045	$217,435
Portfolio turnover rateG	26%	19%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.77 per share is comprised of distributions from net investment income of $.554 and distributions from net realized gain of $.212 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$585,886,559
Gross unrealized depreciation	(135,755,064)
Net unrealized appreciation (depreciation) on securities	$450,131,495
Tax Cost	$4,399,127,396

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$40,564,435
Undistributed long-term capital gain	$27,579,151
Net unrealized appreciation (depreciation) on securities and other investments	$450,131,763

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$185,109,460	$ 202,287,403
Long-term Capital Gains	51,815,852	72,842,487
Total	$236,925,312	$ 275,129,890

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,246,117,317 and $1,026,796,771, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,249,583	$–
Class T	-%	.25%	140,262	–
Class C	.75%	.25%	2,758,443	452,312
			$4,148,288	$452,312

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$77,989
Class T	9,945
Class C(a)	33,753
$121,687

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$952,659.19
Class T	125,890.22
Class C	534,908.19
Real Estate Income	5,677,459.22
Class I	1,608,352.17
	$ 8,899,268

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14,078 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,876 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $28,725. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $60,649 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,383.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $29,692.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Class A	$20,776,428	$21,010,715
Class T	2,323,930	2,305,119
Class C	9,744,417	10,465,476
Real Estate Income	111,450,147	122,206,251
Class I	40,814,538	43,464,765
Total	$185,109,460	$199,452,326
From net realized gain
Class A	$6,008,082	$7,958,848
Class T	680,042	875,220
Class C	3,527,228	4,645,932
Real Estate Income	30,805,486	46,720,433
Class I	10,795,014	15,477,131
Total	$51,815,852	$75,677,564

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Class A
Shares sold	15,526,418	17,614,783	$176,978,857	$207,492,435
Reinvestment of distributions	2,217,782	2,253,682	24,934,959	26,209,333
Shares redeemed	(15,457,212)	(14,664,043)	(176,322,303)	(171,937,484)
Net increase (decrease)	2,286,988	5,204,422	$25,591,513	$61,764,284
Class T
Shares sold	1,214,951	1,551,308	$13,936,304	$18,286,948
Reinvestment of distributions	246,897	251,652	2,775,517	2,927,374
Shares redeemed	(1,335,803)	(1,110,729)	(15,332,670)	(13,074,996)
Net increase (decrease)	126,045	692,231	$1,379,151	$8,139,326
Class C
Shares sold	4,854,016	7,875,459	$55,310,329	$92,082,413
Reinvestment of distributions	1,043,618	1,105,279	11,628,023	12,763,694
Shares redeemed	(7,264,769)	(4,690,719)	(81,984,542)	(54,577,835)
Net increase (decrease)	(1,367,135)	4,290,019	$(15,046,190)	$50,268,272
Real Estate Income
Shares sold	54,340,979	51,184,144	$625,193,342	$605,520,317
Reinvestment of distributions	11,080,986	12,742,585	125,130,837	148,826,128
Shares redeemed	(63,200,104)	(65,882,524)	(728,426,852)	(777,479,294)
Net increase (decrease)	2,221,861	(1,955,795)	$21,897,327	$(23,132,849)
Class I
Shares sold	51,672,151	38,671,974	$597,272,677	$455,469,590
Reinvestment of distributions	3,437,483	3,704,065	38,745,091	43,129,998
Shares redeemed	(32,289,301)	(32,342,580)	(367,406,157)	(380,445,460)
Net increase (decrease)	22,820,333	10,033,459	$268,611,611	$118,154,128

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Class A	1.03%
Actual		$1,000.00	$1,129.80	$5.45
Hypothetical-C		$1,000.00	$1,019.74	$5.17
Class T	1.06%
Actual		$1,000.00	$1,129.50	$5.61
Hypothetical-C		$1,000.00	$1,019.59	$5.32
Class C	1.78%
Actual		$1,000.00	$1,125.70	$9.41
Hypothetical-C		$1,000.00	$1,016.01	$8.92
Real Estate Income	.79%
Actual		$1,000.00	$1,131.20	$4.19
Hypothetical-C		$1,000.00	$1,020.93	$3.97
Class I	.76%
Actual		$1,000.00	$1,130.90	$4.03
Hypothetical-C		$1,000.00	$1,021.08	$3.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/12/16	09/09/16	$0.131	$0.070
Class T	09/12/16	09/09/16	$0.130	$0.070
Class C	09/12/16	09/09/16	$0.115	$0.070
Class I	09/12/16	09/09/16	$0.140	$0.070
Fidelity Real Estate Income	09/12/16	09/09/16	$0.138	$0.070

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $43,043,673, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Real Estate Income Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Dividend Growth Fund Class K Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	0.39%	10.32%	7.06%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Dividend Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund - Class K on July 31, 2006. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See above for additional information regarding the performance of Class K.

Period Ending Values
$19,782	Fidelity® Dividend Growth Fund - Class K
$21,089	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Ramona Persaud:  For the year, the fund’s share classes produced very modest gains, significantly underperforming the 5.61% result of the benchmark S&P 500® index. Global growth remained slow and unsteady, and late in the period, investors were rewarded for owning more-defensive, higher-quality stocks, while paying little regard to valuation. This hurt the fund, which is focused on both quality and value. From a sector perspective, stock selection in consumer discretionary, consumer staples, materials and financials hampered results versus the benchmark. Our fairly large out-of-index stake in Teva Pharmaceutical Industries was the biggest relative detractor, returning -21% this period. Market fears regarding price deflation for generic drugs and delays in Teva's pending acquisition of Allergan's generics business held back the stock. Elsewhere, an overweighting in fertilizer manufacturer CF Industries Holdings detracted, as did a non-benchmark stake in European telecom and media company Altice. We sold CF Industries from the fund by period end. Conversely, successful positioning in energy and picks in health care were a slight plus. The fund’s largest individual contributor was ASAC II. The limited partnership is an investment vehicle led by video game publisher Activision Blizzard’s CEO and co-chairman. Shares of ASAC II and Activision turned in strong results amid a robust gaming cycle.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.3	4.2
Johnson & Johnson	3.3	3.4
Microsoft Corp.	3.1	3.5
General Electric Co.	2.6	2.9
Alphabet, Inc. Class C	2.6	2.4
Exxon Mobil Corp.	2.5	2.5
Chevron Corp.	2.2	2.1
AT&T, Inc.	2.2	1.9
JPMorgan Chase & Co.	2.1	2.5
Wells Fargo & Co.	2.1	2.5
	27.0

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.6	23.0
Financials	15.3	15.7
Consumer Staples	14.0	14.9
Health Care	12.2	13.4
Industrials	9.1	9.6

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks	94.0%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	5.9%

 * Foreign investments - 12.8%

As of January 31, 2016*
Stocks	96.7%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments - 15.9%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.5%
Diversified Consumer Services - 0.6%
H&R Block, Inc.	1,609,650	$38,294
ServiceMaster Global Holdings, Inc. (a)	208,000	7,869
		46,163
Hotels, Restaurants & Leisure - 2.2%
Las Vegas Sands Corp.	717,200	36,326
McDonald's Corp.	537,600	63,249
Wyndham Worldwide Corp.	992,291	70,473
		170,048
Internet & Catalog Retail - 0.1%
Liberty Interactive Corp. QVC Group Series A (a)	264,900	7,102
Leisure Products - 0.1%
Vista Outdoor, Inc. (a)	153,900	7,703
Media - 1.6%
Altice NV Class A (a)	631,339	9,370
Comcast Corp. Class A	1,650,996	111,029
		120,399
Multiline Retail - 1.3%
Dillard's, Inc. Class A	162,100	10,971
Target Corp.	1,206,500	90,886
		101,857
Specialty Retail - 2.3%
AutoZone, Inc. (a)	79,200	64,466
Foot Locker, Inc.	1,077,879	64,263
L Brands, Inc.	311,700	23,035
Ross Stores, Inc.	309,200	19,118
		170,882
Textiles, Apparel & Luxury Goods - 0.3%
VF Corp.	334,700	20,895

TOTAL CONSUMER DISCRETIONARY		645,049

CONSUMER STAPLES - 14.0%
Beverages - 5.7%
Constellation Brands, Inc. Class A (sub. vtg.)	438,200	72,141
Dr. Pepper Snapple Group, Inc.	609,208	60,013
Molson Coors Brewing Co. Class B	369,300	37,728
PepsiCo, Inc.	1,233,600	134,364
The Coca-Cola Co.	2,936,038	128,099
		432,345
Food & Staples Retailing - 3.4%
CVS Health Corp.	1,344,200	124,634
Kroger Co.	840,418	28,734
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	557,501	21,580
Rite Aid Corp. (a)	662,300	4,636
Walgreens Boots Alliance, Inc.	920,436	72,945
		252,529
Food Products - 0.6%
Greencore Group PLC	7,318,277	31,729
Hilton Food Group PLC	1,951,505	15,419
		47,148
Household Products - 2.1%
Procter & Gamble Co.	1,812,600	155,140
Tobacco - 2.2%
British American Tobacco PLC (United Kingdom)	737,803	47,090
Imperial Tobacco Group PLC	689,702	36,361
Reynolds American, Inc.	1,638,300	82,013
		165,464

TOTAL CONSUMER STAPLES		1,052,626

ENERGY - 7.7%
Energy Equipment & Services - 0.3%
Baker Hughes, Inc.	441,600	21,122
Oil, Gas & Consumable Fuels - 7.4%
Chevron Corp.	1,640,800	168,149
ConocoPhillips Co.	966,300	39,444
Exxon Mobil Corp.	2,107,097	187,426
Imperial Oil Ltd.	1,899,100	58,428
Kinder Morgan, Inc.	1,191,500	24,223
Northern Oil & Gas, Inc. (a)(b)	1,037,290	4,108
PrairieSky Royalty Ltd. (b)	971,100	18,899
Suncor Energy, Inc.	2,209,100	59,455
		560,132

TOTAL ENERGY		581,254

FINANCIALS - 15.3%
Banks - 9.8%
Bank of America Corp.	8,479,217	122,864
Citigroup, Inc.	2,158,161	94,549
JPMorgan Chase & Co.	2,531,435	161,936
PacWest Bancorp	1,236,200	51,117
SunTrust Banks, Inc.	1,238,400	52,372
U.S. Bancorp	2,318,369	97,766
Wells Fargo & Co.	3,251,193	155,960
		736,564
Capital Markets - 0.5%
Diamond Hill Investment Group, Inc.	77,538	14,809
Franklin Resources, Inc.	646,900	23,411
		38,220
Consumer Finance - 0.0%
Imperial Holdings, Inc. warrants 4/11/19 (a)	48,012	2
Diversified Financial Services - 2.8%
Berkshire Hathaway, Inc. Class B (a)	494,600	71,356
McGraw Hill Financial, Inc.	768,527	93,914
MSCI, Inc. Class A	536,900	46,195
		211,465
Insurance - 1.3%
Chubb Ltd.	632,000	79,164
MetLife, Inc.	537,200	22,960
		102,124
Real Estate Investment Trusts - 0.9%
American Tower Corp.	576,800	66,776

TOTAL FINANCIALS		1,155,151

HEALTH CARE - 12.2%
Biotechnology - 2.0%
AbbVie, Inc.	740,700	49,057
Amgen, Inc.	579,010	99,607
Gilead Sciences, Inc.	39,700	3,155
United Therapeutics Corp. (a)	8,800	1,065
		152,884
Health Care Equipment & Supplies - 2.8%
Danaher Corp.	1,275,892	103,909
Medtronic PLC	1,228,603	107,662
		211,571
Health Care Providers & Services - 0.6%
HealthSouth Corp. warrants 1/17/17 (a)	12,959	44
McKesson Corp.	230,858	44,916
		44,960
Health Care Technology - 0.3%
CompuGroup Medical AG	552,022	23,835
Pharmaceuticals - 6.5%
Allergan PLC (a)	257,000	65,008
Astellas Pharma, Inc.	1,933,100	32,209
GlaxoSmithKline PLC	527,400	11,778
Johnson & Johnson	1,999,343	250,378
Sanofi SA sponsored ADR	912,600	38,904
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,617,200	86,520
		484,797

TOTAL HEALTH CARE		918,047

INDUSTRIALS - 9.1%
Aerospace & Defense - 3.2%
BWX Technologies, Inc.	1,156,800	42,582
General Dynamics Corp.	304,700	44,757
Honeywell International, Inc.	419,600	48,812
The Boeing Co.	276,000	36,890
United Technologies Corp.	662,500	71,318
		244,359
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	230,000	16,013
Commercial Services & Supplies - 0.2%
Deluxe Corp.	238,500	16,120
Construction & Engineering - 0.1%
Astaldi SpA	1,100,200	4,812
Electrical Equipment - 1.2%
AMETEK, Inc.	1,240,200	58,327
Fortive Corp. (a)	637,946	30,755
		89,082
Industrial Conglomerates - 4.0%
General Electric Co.	6,189,700	192,747
Roper Technologies, Inc.	617,144	105,137
		297,884
Machinery - 0.2%
Wabtec Corp.	240,100	16,447

TOTAL INDUSTRIALS		684,717

INFORMATION TECHNOLOGY - 21.6%
Communications Equipment - 1.8%
Cisco Systems, Inc.	4,458,986	136,133
Internet Software & Services - 2.6%
Alphabet, Inc. Class C (a)	249,706	191,971
IT Services - 3.8%
Accenture PLC Class A	1,067,500	120,425
ASAC II LP (a)(c)	2,514,134	422
Fidelity National Information Services, Inc.	411,850	32,754
IBM Corp.	498,100	80,005
Sabre Corp.	264,900	7,722
Total System Services, Inc.	802,900	40,884
		282,212
Semiconductors & Semiconductor Equipment - 1.0%
Qualcomm, Inc.	1,229,483	76,941
Software - 6.6%
Activision Blizzard, Inc.	3,412,922	137,063
Micro Focus International PLC	1,907,363	48,870
Microsoft Corp.	4,076,216	231,040
Oracle Corp.	1,989,760	81,660
		498,633
Technology Hardware, Storage & Peripherals - 5.8%
Apple, Inc.	3,127,618	325,929
EMC Corp.	4,023,500	113,785
		439,714

TOTAL INFORMATION TECHNOLOGY		1,625,604

MATERIALS - 3.4%
Chemicals - 3.0%
E.I. du Pont de Nemours & Co.	1,163,900	80,507
LyondellBasell Industries NV Class A	709,500	53,397
Monsanto Co.	331,200	35,362
The Dow Chemical Co.	750,800	40,295
W.R. Grace & Co.	194,300	14,547
		224,108
Containers & Packaging - 0.4%
Ball Corp.	488,100	34,494

TOTAL MATERIALS		258,602

TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 2.2%
AT&T, Inc.	3,831,300	165,857
TOTAL COMMON STOCKS
(Cost $5,669,302)		7,086,907
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (Cost $7,356)	7,356	7,035
	Shares	Value (000s)

Money Market Funds - 6.1%
Fidelity Cash Central Fund, 0.42% (d)	449,185,364	449,185
Fidelity Securities Lending Cash Central Fund, 0.45% (d)(e)	11,379,095	11,379
TOTAL MONEY MARKET FUNDS
(Cost $460,564)		460,564
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $6,137,222)		7,554,506
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(15,214)
NET ASSETS - 100%		$7,539,292

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $422,000 or 0.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$25,141

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$781
Fidelity Securities Lending Cash Central Fund	292
Total	$1,073

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$645,049	$645,049	$--	$--
Consumer Staples	1,052,626	1,005,536	47,090	--
Energy	581,254	581,254	--	--
Financials	1,155,151	1,155,149	2	--
Health Care	918,047	874,060	43,987	--
Industrials	684,717	684,717	--	--
Information Technology	1,625,604	1,625,182	--	422
Materials	258,602	258,602	--	--
Telecommunication Services	165,857	165,857	--	--
Corporate Bonds	7,035	--	7,035	--
Money Market Funds	460,564	460,564	--	--
Total Investments in Securities:	$7,554,506	$7,455,970	$98,114	$422

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.2%
Ireland	4.3%
United Kingdom	2.1%
Canada	1.8%
Israel	1.5%
Switzerland	1.0%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $11,104) — See accompanying schedule: Unaffiliated issuers (cost $5,676,658)	$7,093,942
Fidelity Central Funds (cost $460,564)	460,564
Total Investments (cost $6,137,222)		$7,554,506
Receivable for fund shares sold		2,446
Dividends receivable		6,673
Interest receivable		94
Distributions receivable from Fidelity Central Funds		140
Other receivables		501
Total assets		7,564,360
Liabilities
Payable for investments purchased	$4,104
Payable for fund shares redeemed	5,823
Accrued management fee	2,269
Other affiliated payables	951
Other payables and accrued expenses	542
Collateral on securities loaned, at value	11,379
Total liabilities		25,068
Net Assets		$7,539,292
Net Assets consist of:
Paid in capital		$6,189,409
Undistributed net investment income		64,469
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(131,844)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,417,258
Net Assets		$7,539,292
Dividend Growth:
Net Asset Value, offering price and redemption price per share ($5,848,558 ÷ 185,589 shares)		$31.51
Class K:
Net Asset Value, offering price and redemption price per share ($1,690,734 ÷ 53,675 shares)		$31.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2016
Investment Income
Dividends		$165,431
Interest		221
Income from Fidelity Central Funds		1,073
Total income		166,725
Expenses
Management fee
Basic fee	$41,571
Performance adjustment	(9,103)
Transfer agent fees	10,524
Accounting and security lending fees	1,195
Custodian fees and expenses	114
Independent trustees' fees and expenses	34
Registration fees	62
Audit	85
Legal	30
Miscellaneous	62
Total expenses before reductions	44,574
Expense reductions	(180)	44,394
Net investment income (loss)		122,331
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(82,793)
Foreign currency transactions	(34)
Total net realized gain (loss)		(82,827)
Change in net unrealized appreciation (depreciation) on: Investment securities	(61,631)
Assets and liabilities in foreign currencies	(6)
Total change in net unrealized appreciation (depreciation)		(61,637)
Net gain (loss)		(144,464)
Net increase (decrease) in net assets resulting from operations		$(22,133)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$122,331	$125,774
Net realized gain (loss)	(82,827)	767,929
Change in net unrealized appreciation (depreciation)	(61,637)	(102,174)
Net increase (decrease) in net assets resulting from operations	(22,133)	791,529
Distributions to shareholders from net investment income	(116,882)	(124,133)
Distributions to shareholders from net realized gain	(571,365)	(1,267,766)
Total distributions	(688,247)	(1,391,899)
Share transactions - net increase (decrease)	(166,713)	479,167
Total increase (decrease) in net assets	(877,093)	(121,203)
Net Assets
Beginning of period	8,416,385	8,537,588
End of period	$7,539,292	$8,416,385
Other Information
Undistributed net investment income end of period	$64,469	$65,329

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Dividend Growth Fund

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$34.46	$37.27	$35.33	$28.61	$28.96
Income from Investment Operations
Net investment income (loss)A	.48	.49	.56	.40	.20
Net realized and unrealized gain (loss)	(.61)B	2.71	4.98	7.12	(.41)
Total from investment operations	(.13)	3.20	5.54	7.52	(.21)
Distributions from net investment income	(.47)	(.51)	(.37)	(.30)	(.12)
Distributions from net realized gain	(2.36)	(5.49)	(3.23)	(.50)	(.02)
Total distributions	(2.82)C	(6.01)D	(3.60)	(.80)	(.14)
Net asset value, end of period	$31.51	$34.46	$37.27	$35.33	$28.61
Total ReturnB,E	.26%B	9.54%	17.30%	26.83%	(.67)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.62%	.69%	.56%	.63%	.91%
Expenses net of fee waivers, if any	.61%	.68%	.56%	.63%	.91%
Expenses net of all reductions	.61%	.68%	.56%	.62%	.91%
Net investment income (loss)	1.59%	1.43%	1.58%	1.26%	.75%
Supplemental Data
Net assets, end of period (in millions)	$5,849	$6,474	$6,481	$6,633	$5,905
Portfolio turnover rateH	30%	64%	99%	69%	63%I

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .22%

 C Total distributions of $2.82 per share is comprised of distributions from net investment income of $.465 and distributions from net realized gain of $2.358 per share.

 D Total distributions of $6.01 per share is comprised of distributions from net investment income of $.512 and distributions from net realized gain of $5.493 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Dividend Growth Fund Class K

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$34.45	$37.27	$35.34	$28.62	$28.98
Income from Investment Operations
Net investment income (loss)A	.52	.53	.60	.45	.25
Net realized and unrealized gain (loss)	(.61)B	2.70	4.97	7.12	(.43)
Total from investment operations	(.09)	3.23	5.57	7.57	(.18)
Distributions from net investment income	(.50)	(.56)	(.42)	(.35)	(.17)
Distributions from net realized gain	(2.36)	(5.49)	(3.23)	(.50)	(.02)
Total distributions	(2.86)	(6.05)	(3.64)C	(.85)	(.18)D
Net asset value, end of period	$31.50	$34.45	$37.27	$35.34	$28.62
Total ReturnB,E	.39%B	9.65%	17.44%	27.04%	(.52)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.50%	.57%	.44%	.48%	.75%
Expenses net of fee waivers, if any	.50%	.57%	.43%	.48%	.75%
Expenses net of all reductions	.49%	.57%	.43%	.47%	.75%
Net investment income (loss)	1.71%	1.54%	1.70%	1.41%	.91%
Supplemental Data
Net assets, end of period (in millions)	$1,691	$1,942	$2,057	$1,639	$1,221
Portfolio turnover rateH	30%	64%	99%	69%	63%I

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .35%

 C Total distributions of $3.64 per share is comprised of distributions from net investment income of $.419 and distributions from net realized gain of $3.225 per share.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.169 and distributions from net realized gain of $.015 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,606,185
Gross unrealized depreciation	(195,351)
Net unrealized appreciation (depreciation) on securities	$1,410,834
Tax Cost	$6,143,672

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$64,926
Net unrealized appreciation (depreciation) on securities and other investments	$1,410,808

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$124,272	$ 247,357
Long-term Capital Gains	563,975	1,144,542
Total	$688,247	$ 1,391,899

The Fund intends to elect to defer to its next fiscal year $125,394,187 of capital losses recognized during the period November 1, 2015 to July 31, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,174,142 and $3,145,373, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .43% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Dividend Growth	$9,721.17
Class K	803.05
	$10,524

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $65 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $292, including $2 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $123 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $56.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Dividend Growth	$88,523	$92,079
Class K	28,359	32,054
Total	$116,882	$124,133
From net realized gain
Dividend Growth	$440,809	$962,404
Class K	130,556	305,362
Total	$571,365	$1,267,766

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Dividend Growth
Shares sold	8,324	10,859	$252,613	$370,250
Reinvestment of distributions	17,089	30,298	505,767	1,009,516
Shares redeemed	(27,683)	(27,183)	(840,281)	(929,933)
Net increase (decrease)	(2,270)	13,974	$(81,901)	$449,833
Class K
Shares sold	8,991	9,521	$272,632	$325,624
Reinvestment of distributions	5,375	10,135	158,915	337,416
Shares redeemed	(17,065)	(18,467)	(516,359)	(633,706)
Net increase (decrease)	(2,699)	1,189	$(84,812)	$29,334

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Dividend Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Dividend Growth	.59%
Actual		$1,000.00	$1,095.20	$3.07
Hypothetical-C		$1,000.00	$1,021.93	$2.97
Class K	.47%
Actual		$1,000.00	$1,096.00	$2.45
Hypothetical-C		$1,000.00	$1,022.53	$2.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2016 $40,762,211, or, if subsequently determined to be different, the net capital gain of such year.

Dividend Growth and Class K designate 100% of the dividends distributed in September and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Dividend Growth and Class K designate 100% of the dividends distributed in September and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Dividend Growth Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2015 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Blue Chip Growth Fund Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Growth Fund	(2.59)%	13.11%	9.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund, a class of the fund, on July 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$25,675	Fidelity® Blue Chip Growth Fund
$24,772	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500 index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Sonu Kalra:  For the year, the fund’s share classes returned about -3%, substantially lagging the 4.35% result of the benchmark Russell 1000 Growth Index. Investors tended to favor companies with perceived lower volatility and high dividends, while growth stocks, such as those the fund invests in, largely fell out of favor. Versus the benchmark, weak stock selection overall was the primary detractor, especially in pharmaceuticals, biotechnology & life sciences. A non-index stake in Canada-based Valeant Pharmaceuticals International was our largest individual detractor. The stock plunged in October on allegations of accounting irregularities and a U.S. investigation into the firm's drug pricing, as well its programs to help patients afford its drugs. Shares fell further in mid-March after the company said it may default on its debt and would not meet earnings targets. Allergan was another detractor here, as our investments fell on investor concern about its planned merger with Pfizer. I eliminated both Valeant and Allergan by period end. Conversely, the fund’s stake in Amazon.com, a large portfolio holding, helped most. Shares rose about 42% on the company's strong profits. Google parent Alphabet – the fund's largest holding at period end (combining its Class A and Class C shares) – also contributed, as its stock rose on better-than-expected financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Amazon.com, Inc.	6.0	4.9
Alphabet, Inc. Class A	5.9	5.7
Apple, Inc.	5.3	4.1
Facebook, Inc. Class A	4.0	4.1
Salesforce.com, Inc.	2.4	1.9
Tesla Motors, Inc.	2.3	1.2
Home Depot, Inc.	2.1	2.1
Broadcom Ltd.	2.0	1.5
Visa, Inc. Class A	1.9	2.0
Alphabet, Inc. Class C	1.8	2.4
	33.7

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	37.6	37.4
Consumer Discretionary	26.5	26.4
Health Care	14.4	16.1
Consumer Staples	8.2	10.8
Industrials	4.8	4.9

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks	97.4%
Convertible Securities	2.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 12.0%

As of January 31, 2016*
Stocks	97.6%
Convertible Securities	2.4%

 * Foreign investments - 12.2%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 26.3%
Automobiles - 2.3%
BYD Co. Ltd. (H Shares) (a)	1,096,500	$6,953
Tesla Motors, Inc. (a)	1,879,033	441,178
		448,131
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR	520,700	22,942
ServiceMaster Global Holdings, Inc. (a)	255,300	9,658
Weight Watchers International, Inc. (a)	129,353	1,543
		34,143
Hotels, Restaurants & Leisure - 4.6%
Buffalo Wild Wings, Inc. (a)	452,209	75,953
Chipotle Mexican Grill, Inc.(a)	675,370	286,350
Darden Restaurants, Inc.	91,200	5,614
Dave & Buster's Entertainment, Inc. (a)	1,775,813	79,024
Domino's Pizza, Inc.	240,171	35,377
Extended Stay America, Inc. unit	277,700	3,932
Hilton Worldwide Holdings, Inc.	853,176	19,785
Las Vegas Sands Corp.	246,500	12,485
McDonald's Corp.	566,275	66,622
MGM Mirage, Inc. (a)	1,350,942	32,396
Panera Bread Co. Class A (a)	137,600	30,178
Starbucks Corp.	4,033,247	234,130
Texas Roadhouse, Inc. Class A	39,800	1,879
Wingstop, Inc. (b)	152,000	3,952
		887,677
Household Durables - 1.2%
Mohawk Industries, Inc. (a)	11,249	2,350
Newell Brands, Inc.	1,378,002	72,290
Nien Made Enterprise Co. Ltd.	437,000	4,573
Sony Corp.	1,664,300	54,634
Sony Corp. sponsored ADR	990,975	33,108
Whirlpool Corp.	335,832	64,601
		231,556
Internet & Catalog Retail - 8.0%
Amazon.com, Inc. (a)	1,524,987	1,157,179
Ctrip.com International Ltd. ADR (a)	565,533	24,697
Expedia, Inc.	739,099	86,216
Groupon, Inc. Class A (a)	1,081,314	5,212
Netflix, Inc. (a)	1,028,248	93,828
Priceline Group, Inc. (a)	129,505	174,937
The Honest Co., Inc. (a)(c)	150,143	5,782
		1,547,851
Leisure Products - 0.2%
Mattel, Inc.	1,142,488	38,136
NJOY, Inc. (a)(c)	8,088,440	324
Spin Master Corp. (a)	410,200	8,420
		46,880
Media - 0.9%
Altice NV Class A (a)	2,599,717	38,584
Charter Communications, Inc. Class A (a)	266,894	62,685
Lions Gate Entertainment Corp. (b)	719,765	14,388
Naspers Ltd. Class N	178,100	27,948
The Walt Disney Co.	355,751	34,134
		177,739
Multiline Retail - 1.2%
B&M European Value Retail S.A.	3,059,462	10,418
Dollar Tree, Inc. (a)	873,365	84,096
JC Penney Corp., Inc. (a)(b)	224,366	2,167
Kohl's Corp.	320,600	13,334
Macy's, Inc.	596,500	21,373
Ollie's Bargain Outlet Holdings, Inc. (a)	86,722	2,267
Target Corp.	1,234,746	93,013
		226,668
Specialty Retail - 4.2%
Abercrombie & Fitch Co. Class A	287,800	5,960
Advance Auto Parts, Inc.	47,600	8,085
AutoZone, Inc. (a)	24,177	19,679
Dick's Sporting Goods, Inc.	152,700	7,832
Home Depot, Inc.	2,907,124	401,881
Inditex SA	484,826	16,767
L Brands, Inc.	1,638,536	121,088
Lowe's Companies, Inc.	363,500	29,909
O'Reilly Automotive, Inc. (a)	31,357	9,113
Restoration Hardware Holdings, Inc. (a)(b)	1,565,274	48,226
Ross Stores, Inc.	524,749	32,445
The Children's Place Retail Stores, Inc.	96,100	8,032
TJX Companies, Inc.	1,292,767	105,645
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	40,984	10,705
		825,367
Textiles, Apparel & Luxury Goods - 3.5%
adidas AG	1,348,842	221,577
Coach, Inc.	193,200	8,329
G-III Apparel Group Ltd. (a)	733,639	29,368
Kate Spade & Co. (a)	689,202	14,949
lululemon athletica, Inc. (a)(b)	1,412,372	109,671
NIKE, Inc. Class B	1,875,344	104,082
PVH Corp.	606,281	61,271
Ralph Lauren Corp.	261,000	25,601
Regina Miracle International Holdings Ltd. (b)	6,143,551	6,747
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,934,595	46,469
Tory Burch LLC unit (c)(d)	293,611	18,266
Under Armour, Inc. Class C (non-vtg.)	1,071,853	38,265
		684,595

TOTAL CONSUMER DISCRETIONARY		5,110,607

CONSUMER STAPLES - 8.0%
Beverages - 2.6%
Anheuser-Busch InBev SA NV ADR	423,474	54,814
Constellation Brands, Inc. Class A (sub. vtg.)	399,727	65,807
Molson Coors Brewing Co. Class B	1,056,455	107,927
Monster Beverage Corp. (a)	1,118,395	179,648
The Coca-Cola Co.	2,432,765	106,142
		514,338
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	1,246,497	208,439
CVS Health Corp.	419,306	38,878
Sprouts Farmers Market LLC (a)	353,500	8,176
United Natural Foods, Inc. (a)	116,900	5,843
Whole Foods Market, Inc.	137,218	4,182
		265,518
Food Products - 1.3%
Associated British Foods PLC	1,057,745	37,671
Bunge Ltd.	202,000	13,300
Edita Food Industries SAE GDR (e)	259,200	1,581
Mead Johnson Nutrition Co. Class A	515,800	46,009
Mondelez International, Inc.	1,836,833	80,784
The Hain Celestial Group, Inc. (a)	1,218,771	64,339
The J.M. Smucker Co.	13,500	2,081
TreeHouse Foods, Inc. (a)	107,700	11,114
		256,879
Household Products - 0.2%
Spectrum Brands Holdings, Inc.	303,700	39,107
Personal Products - 1.8%
Coty, Inc. Class A	250,800	6,739
Estee Lauder Companies, Inc. Class A	1,017,472	94,523
Herbalife Ltd. (a)	1,454,040	98,889
Nu Skin Enterprises, Inc. Class A (b)	2,665,324	142,328
		342,479
Tobacco - 0.7%
Imperial Tobacco Group PLC	203,133	10,709
Reynolds American, Inc.	2,394,361	119,862
		130,571

TOTAL CONSUMER STAPLES		1,548,892

ENERGY - 2.4%
Energy Equipment & Services - 0.2%
Baker Hughes, Inc.	533,900	25,536
National Oilwell Varco, Inc.	235,300	7,612
		33,148
Oil, Gas & Consumable Fuels - 2.2%
Anadarko Petroleum Corp.	1,367,132	74,550
Apache Corp.	264,100	13,865
Cabot Oil & Gas Corp.	166,600	4,110
Carrizo Oil & Gas, Inc. (a)	290,600	9,532
Cimarex Energy Co.	375,650	45,086
Continental Resources, Inc. (a)	1,256,841	55,364
Devon Energy Corp.	922,400	35,309
EOG Resources, Inc.	631,858	51,623
Pioneer Natural Resources Co.	374,526	60,887
SM Energy Co.	943,300	25,592
Suncor Energy, Inc.	274,100	7,377
Targa Resources Corp.	200,500	7,471
Whiting Petroleum Corp. (a)	2,558,600	18,857
Williams Partners LP	597,600	22,314
		431,937

TOTAL ENERGY		465,085

FINANCIALS - 4.3%
Banks - 1.4%
Bank of America Corp.	4,206,621	60,954
Citigroup, Inc.	1,342,121	58,798
HDFC Bank Ltd. sponsored ADR	647,917	44,881
JPMorgan Chase & Co.	1,577,436	100,909
		265,542
Capital Markets - 0.5%
BlackRock, Inc. Class A	151,664	55,547
Charles Schwab Corp.	776,741	22,075
Fairfax India Holdings Corp. (a)	907,400	9,128
Goldman Sachs Group, Inc.	96,600	15,341
		102,091
Diversified Financial Services - 2.2%
Bats Global Markets, Inc.	603,700	15,322
Broadcom Ltd.	2,361,859	382,574
MSCI, Inc. Class A	155,600	13,388
WME Entertainment Parent, LLC Class A unit (c)(d)	3,718,505	7,638
		418,922
Real Estate Investment Trusts - 0.1%
Extra Space Storage, Inc.	277,987	23,912
Real Estate Management & Development - 0.0%
Parsvnath Developers Ltd. (a)(f)	21,771,340	7,823
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	697,722	14,388

TOTAL FINANCIALS		832,678

HEALTH CARE - 14.2%
Biotechnology - 9.0%
ACADIA Pharmaceuticals, Inc. (a)	118,500	4,389
Acceleron Pharma, Inc. (a)	143,443	4,866
Agios Pharmaceuticals, Inc. (a)(b)	191,678	8,670
Aimmune Therapeutics, Inc. (a)(b)	397,357	4,764
Alexion Pharmaceuticals, Inc. (a)	1,079,069	138,768
Alkermes PLC (a)	1,021,247	50,960
Alnylam Pharmaceuticals, Inc. (a)	676,140	46,032
Amgen, Inc.	1,733,286	298,177
ARIAD Pharmaceuticals, Inc. (a)	434,900	4,136
Ascendis Pharma A/S sponsored ADR (a)	329,051	4,738
BeiGene Ltd. sponsored ADR	34,400	903
Biogen, Inc. (a)	780,690	226,345
BioMarin Pharmaceutical, Inc. (a)	337,287	33,533
bluebird bio, Inc. (a)	243,667	13,933
Catabasis Pharmaceuticals, Inc. (a)(b)	517,993	1,989
Celgene Corp. (a)	2,302,472	258,314
Cellectis SA sponsored ADR (a)	66,409	1,751
Chiasma, Inc. (a)(b)	297,051	787
Chiasma, Inc. (e)	221,566	587
Chiasma, Inc. warrants	55,391	40
Chimerix, Inc. (a)	84,385	337
Coherus BioSciences, Inc. (a)(b)	556,989	14,142
Corvus Pharmaceuticals, Inc.	143,500	1,887
Corvus Pharmaceuticals, Inc.	338,682	4,231
CytomX Therapeutics, Inc.	164,076	1,651
CytomX Therapeutics, Inc. (e)	378,621	3,809
DBV Technologies SA sponsored ADR (a)(b)	106,654	3,690
Editas Medicine, Inc. (b)	339,400	8,729
Editas Medicine, Inc.	276,353	7,037
Exelixis, Inc. (a)(b)	2,789,291	25,606
FibroGen, Inc. (a)	366,641	7,014
GenSight Biologics SA	632,364	5,656
Gilead Sciences, Inc.	561,138	44,594
Global Blood Therapeutics, Inc. (a)(b)	516,609	9,237
Heron Therapeutics, Inc. (a)	111,781	1,858
Intellia Therapeutics, Inc.	191,600	3,625
Intellia Therapeutics, Inc.	409,999	6,981
Intercept Pharmaceuticals, Inc. (a)	147,521	25,526
Intrexon Corp. (a)(b)	470,517	11,918
Ionis Pharmaceuticals, Inc. (a)	125,129	3,653
Ironwood Pharmaceuticals, Inc. Class A (a)	1,056,367	14,926
Merrimack Pharmaceuticals, Inc. (a)(b)	1,562,425	9,062
Mirati Therapeutics, Inc. (a)	92,632	430
Momenta Pharmaceuticals, Inc. (a)	96,269	1,084
Neurocrine Biosciences, Inc. (a)	624,447	31,366
Novavax, Inc. (a)	436,504	3,195
Portola Pharmaceuticals, Inc. (a)	299,425	7,773
Prothena Corp. PLC (a)	102,959	5,668
Radius Health, Inc. (a)(b)	84,085	3,962
Regeneron Pharmaceuticals, Inc. (a)	529,608	225,147
Sage Therapeutics, Inc. (a)	119,267	5,350
Seattle Genetics, Inc. (a)	400,493	19,248
Seres Therapeutics, Inc. (a)	48,733	533
Spark Therapeutics, Inc. (a)	155,019	8,982
TESARO, Inc. (a)	67,700	6,312
Trevena, Inc. (a)	1,029,195	6,453
Ultragenyx Pharmaceutical, Inc. (a)	58,420	3,697
Vertex Pharmaceuticals, Inc. (a)	1,070,402	103,829
Xencor, Inc. (a)	109,850	2,081
		1,753,961
Health Care Equipment & Supplies - 2.1%
Boston Scientific Corp. (a)	4,485,838	108,916
Danaher Corp.	655,159	53,356
DexCom, Inc. (a)	124,729	11,504
Edwards Lifesciences Corp. (a)	66,100	7,570
Insulet Corp. (a)	118,000	4,176
Intuitive Surgical, Inc. (a)	160,441	111,628
Invuity, Inc. (a)	604,811	6,230
Medtronic PLC	739,725	64,822
Nevro Corp. (a)(b)	490,321	40,550
		408,752
Health Care Providers & Services - 0.7%
Adeptus Health, Inc. Class A (a)(b)	821,468	36,613
AmSurg Corp. (a)	401,756	30,136
Anthem, Inc.	113,000	14,841
Apollo Hospitals Enterprise Ltd.	840,757	17,178
Cigna Corp.	128,300	16,546
Dr Lal Pathlabs Ltd.	7,779	113
UnitedHealth Group, Inc.	83,362	11,937
Wellcare Health Plans, Inc. (a)	35,000	3,738
		131,102
Health Care Technology - 0.1%
athenahealth, Inc. (a)	74,973	9,581
Evolent Health, Inc. (a)	240,272	5,656
		15,237
Life Sciences Tools & Services - 0.0%
Lonza Group AG	37,634	7,094
Thermo Fisher Scientific, Inc.	12,600	2,001
		9,095
Pharmaceuticals - 2.3%
Achaogen, Inc. (a)	324,457	1,275
Bristol-Myers Squibb Co.	2,066,785	154,616
Catalent, Inc. (a)	84,400	2,156
Cempra, Inc. (a)(b)	131,800	2,368
Dermira, Inc. (a)	323,548	10,858
Eli Lilly & Co.	233,000	19,313
Endo International PLC (a)	2,149,856	37,322
GW Pharmaceuticals PLC ADR (a)	209,696	19,779
Intra-Cellular Therapies, Inc. (a)	180,557	7,367
Jazz Pharmaceuticals PLC (a)	230,644	34,820
Johnson & Johnson	108,100	13,537
Pacira Pharmaceuticals, Inc. (a)(b)	599,784	21,742
Patheon NV	266,100	6,881
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,561,099	83,519
The Medicines Company (a)	524,924	20,530
		436,083

TOTAL HEALTH CARE		2,754,230

INDUSTRIALS - 4.7%
Aerospace & Defense - 0.9%
Honeywell International, Inc.	835,098	97,147
Lockheed Martin Corp.	92,097	23,276
Northrop Grumman Corp.	107,169	23,216
Raytheon Co.	135,615	18,922
Space Exploration Technologies Corp. Class A (a)(c)	160,303	15,456
Taser International, Inc. (a)	68,800	1,992
TransDigm Group, Inc. (a)	7,000	1,957
		181,966
Airlines - 1.8%
American Airlines Group, Inc.	685,200	24,325
Azul-Linhas Aereas Brasileiras warrants (a)(c)	165,571	0
Delta Air Lines, Inc.	2,269,949	87,961
InterGlobe Aviation Ltd. (a)	257,728	3,819
JetBlue Airways Corp. (a)	413,000	7,570
Southwest Airlines Co.	3,392,073	125,541
Spirit Airlines, Inc. (a)	829,042	35,442
United Continental Holdings, Inc. (a)	1,119,934	52,514
Wizz Air Holdings PLC (a)	266,810	5,470
		342,642
Building Products - 0.1%
Apogee Enterprises, Inc.	40,500	1,893
Builders FirstSource, Inc. (a)	545,200	7,028
Masco Corp.	298,300	10,882
		19,803
Construction & Engineering - 0.4%
Dycom Industries, Inc. (a)	769,900	72,409
Electrical Equipment - 0.5%
Acuity Brands, Inc.	166,140	43,600
AMETEK, Inc.	161,800	7,609
Emerson Electric Co.	136,400	7,625
Fortive Corp. (a)	366,879	17,687
Regal Beloit Corp.	193,200	11,787
SolarCity Corp. (a)	154,000	4,112
		92,420
Industrial Conglomerates - 0.1%
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	649,100	17,240
Machinery - 0.5%
Allison Transmission Holdings, Inc.	597,000	17,206
Caterpillar, Inc.	176,300	14,591
Eicher Motors Ltd.	14,288	4,815
Ingersoll-Rand PLC	175,500	11,629
Pentair PLC	112,800	7,199
Rational AG	16,338	7,904
Wabtec Corp.	319,700	21,899
Xylem, Inc.	323,700	15,476
		100,719
Professional Services - 0.0%
Equifax, Inc.	42,342	5,609
Road & Rail - 0.0%
Genesee & Wyoming, Inc. Class A (a)	62,400	4,040
Trading Companies & Distributors - 0.4%
HD Supply Holdings, Inc. (a)	1,947,147	70,467

TOTAL INDUSTRIALS		907,315

INFORMATION TECHNOLOGY - 35.7%
Communications Equipment - 0.1%
Arista Networks, Inc. (a)(b)	139,200	9,921
Electronic Equipment & Components - 0.2%
Fitbit, Inc. (a)(b)	1,616,286	22,078
Jabil Circuit, Inc.	545,800	11,107
QLogic Corp. (a)	251,500	3,903
		37,088
Internet Software & Services - 14.6%
58.com, Inc. ADR (a)	394,700	20,528
Akamai Technologies, Inc. (a)	267,400	13,512
Alibaba Group Holding Ltd. sponsored ADR (a)	1,727,516	142,486
Alphabet, Inc.:
Class A	1,448,536	1,146,284
Class C (a)	454,584	349,480
Dropbox, Inc. (a)(c)	1,003,814	11,152
eBay, Inc. (a)	5,692,500	177,378
Facebook, Inc. Class A (a)	6,326,684	784,129
GoDaddy, Inc. (a)	129,300	3,869
Gogo, Inc. (a)(b)	1,800,142	15,139
MercadoLibre, Inc.	43,600	6,674
New Relic, Inc. (a)	172,881	5,954
Rackspace Hosting, Inc. (a)	3,301,405	77,352
Shopify, Inc. Class A (a)	159,300	5,459
Tencent Holdings Ltd.	2,902,100	70,095
Yandex NV (a)	406,400	8,799
		2,838,290
IT Services - 3.9%
Cognizant Technology Solutions Corp. Class A (a)	2,618,764	150,553
EOH Holdings Ltd.	179,100	1,828
Global Payments, Inc.	52,700	3,935
MasterCard, Inc. Class A	2,454,783	233,794
Vakrangee Ltd. (a)	726,776	2,032
Visa, Inc. Class A	4,764,985	371,907
		764,049
Semiconductors & Semiconductor Equipment - 3.9%
Applied Materials, Inc.	4,240,000	111,470
Cavium, Inc. (a)	1,131,919	52,827
Cirrus Logic, Inc. (a)	1,378,327	66,973
Lam Research Corp.	375,500	33,709
Maxim Integrated Products, Inc.	51,100	2,084
Mellanox Technologies Ltd. (a)	237,200	10,479
Micron Technology, Inc. (a)	624,900	8,586
Monolithic Power Systems, Inc.	68,935	5,013
NVIDIA Corp.	2,329,748	133,029
NXP Semiconductors NV (a)	3,852,058	323,920
Qualcomm, Inc.	31,400	1,965
Semtech Corp. (a)	310,700	7,898
		757,953
Software - 7.4%
Activision Blizzard, Inc.	5,852,287	235,028
Adobe Systems, Inc. (a)	1,044,302	102,195
Appirio, Inc. (a)(c)	87,529	315
Electronic Arts, Inc. (a)	2,331,571	177,945
HubSpot, Inc. (a)	51,829	2,829
Microsoft Corp.	3,136,901	177,800
Mobileye NV (a)(b)	1,495,676	71,658
Nintendo Co. Ltd.	66,500	13,803
Paycom Software, Inc. (a)(b)	439,065	20,728
RealPage, Inc. (a)	56,000	1,408
Red Hat, Inc. (a)	297,011	22,362
Salesforce.com, Inc. (a)	5,669,941	463,801
SAP AG sponsored ADR	120,700	10,548
Splunk, Inc. (a)	163,400	10,219
Tableau Software, Inc. (a)	563,624	31,850
Workday, Inc. Class A (a)	827,954	69,002
Zendesk, Inc. (a)	599,681	18,134
		1,429,625
Technology Hardware, Storage & Peripherals - 5.6%
Apple, Inc.	9,856,726	1,027,169
Samsung Electronics Co. Ltd.	13,396	18,527
Western Digital Corp.	771,300	36,644
		1,082,340

TOTAL INFORMATION TECHNOLOGY		6,919,266

MATERIALS - 1.5%
Chemicals - 1.5%
Albemarle Corp. U.S.	529,242	44,546
Ashland, Inc.	170,900	19,353
CF Industries Holdings, Inc.	2,696,557	66,551
E.I. du Pont de Nemours & Co.	140,000	9,684
FMC Corp.	244,100	11,605
Monsanto Co.	481,400	51,399
Potash Corp. of Saskatchewan, Inc.	860,500	13,412
PPG Industries, Inc.	38,500	4,031
Sherwin-Williams Co.	42,300	12,679
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	443,400	10,987
The Dow Chemical Co.	485,100	26,035
W.R. Grace & Co.	51,500	3,856
Westlake Chemical Corp.	171,900	7,863
		282,001
Construction Materials - 0.0%
Martin Marietta Materials, Inc.	20,600	4,175
U.S. Concrete, Inc. (a)	31,200	2,012
		6,187

TOTAL MATERIALS		288,188

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
Bharti Infratel Ltd.	4,836,707	28,692
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	254,300	11,784

TOTAL TELECOMMUNICATION SERVICES		40,476

TOTAL COMMON STOCKS
(Cost $12,630,919)		18,866,737

Preferred Stocks - 2.6%
Convertible Preferred Stocks - 2.5%
CONSUMER DISCRETIONARY - 0.1%
Internet & Catalog Retail - 0.1%
The Honest Co., Inc.:
Series C (a)(c)	350,333	13,491
Series D (c)	77,448	2,982
		16,473
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (a)(c)	780,377	12,954
Food Products - 0.1%
BLUE BOTTLE Coffee, Inc. Series C (a)(c)	632,822	10,201
Tobacco - 0.0%
PAX Labs, Inc. Series C (a)(c)	2,555,833	6,722
TOTAL CONSUMER STAPLES		29,877
FINANCIALS - 0.0%
Consumer Finance - 0.0%
Oportun Finance Corp. Series H (a)(c)	3,552,125	9,804
HEALTH CARE - 0.2%
Biotechnology - 0.1%
AC Immune SA Series E (c)	603,000	5,813
Immunocore Ltd. Series A (c)	11,275	2,633
Pronutria Biosciences, Inc. Series C (a)(c)	545,634	9,379
		17,825
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (c)	2,728,716	19,893
TOTAL HEALTH CARE		37,718
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series G (a)(c)	97,277	9,379
Airlines - 0.0%
Azul-Linhas Aereas Brasileiras Series B (a)(c)	165,571	7,660
Professional Services - 0.1%
YourPeople, Inc. Series C (a)(c)	692,196	10,521
TOTAL INDUSTRIALS		27,560
INFORMATION TECHNOLOGY - 1.9%
Internet Software & Services - 1.5%
Jet.Com, Inc. Series B1 (c)	2,928,086	25,577
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)	5,156,948	251,516
Series E, 8.00% (a)(c)	102,648	5,006
		282,099
IT Services - 0.1%
AppNexus, Inc. Series E (a)(c)	646,522	11,133
Nutanix, Inc. Series E (a)(c)	482,746	7,526
		18,659
Software - 0.3%
Appirio, Inc. Series E (a)(c)	612,702	2,206
Bracket Computing, Inc. Series C (c)	1,207,761	4,082
Cloudera, Inc. Series F (a)(c)	186,078	5,439
Cloudflare, Inc. Series D (a)(c)	696,025	4,336
Dataminr, Inc. Series D (a)(c)	277,250	1,785
Delphix Corp. Series D (c)	675,445	3,647
Malwarebytes Corp. Series B (c)	1,056,193	9,846
Snapchat, Inc. Series F (a)(c)	899,719	27,639
Taboola.Com Ltd. Series E (a)(c)	634,902	7,124
		66,104
TOTAL INFORMATION TECHNOLOGY		366,862

TOTAL CONVERTIBLE PREFERRED STOCKS		488,294

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Catalog Retail - 0.1%
China Internet Plus Holdings Ltd. Series A-11 (c)	3,163,704	12,214
TOTAL PREFERRED STOCKS
(Cost $324,406)		500,508

Money Market Funds - 0.9%
Fidelity Securities Lending Cash Central Fund, 0.45% (g)(h)
(Cost $177,355)	177,354,712	177,355
TOTAL INVESTMENT PORTFOLIO - 100.8%
(Cost $13,132,680)		19,544,600
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(155,656)
NET ASSETS - 100%		$19,388,944

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $559,441,000 or 2.9% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,977,000 or 0.0% of net assets.

 (f) Affiliated company

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
AC Immune SA Series E	10/19/15	$5,811
Appirio, Inc.	2/12/15	$625
Appirio, Inc. Series E	2/12/15	$4,375
AppNexus, Inc. Series E	8/1/14	$12,951
Azul-Linhas Aereas Brasileiras Series B	12/24/13	$7,023
Azul-Linhas Aereas Brasileiras warrants	12/24/13	$0
Blue Apron, Inc. Series D	5/18/15	$10,400
BLUE BOTTLE Coffee, Inc. Series C	5/29/15	$21,086
Bracket Computing, Inc. Series C	9/9/15	$9,500
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$10,000
Cloudera, Inc. Series F	2/5/14	$2,709
Cloudflare, Inc. Series D	11/5/14 - 6/24/15	$4,349
Dataminr, Inc. Series D	3/6/15	$3,535
Delphix Corp. Series D	7/10/15	$6,079
Dropbox, Inc.	5/2/12	$9,084
Immunocore Ltd. Series A	7/27/15	$2,122
Jet.Com, Inc. Series B1	11/24/15	$14,605
Malwarebytes Corp. Series B	12/21/15	$10,958
Mulberry Health, Inc. Series A8	1/20/16	$18,432
NJOY, Inc.	6/7/13 - 2/14/14	$16,957
Nutanix, Inc. Series E	8/26/14	$6,467
Oportun Finance Corp. Series H	2/6/15	$10,114
PAX Labs, Inc. Series C	5/22/15	$9,840
Pronutria Biosciences, Inc. Series C	1/30/15	$5,500
Snapchat, Inc. Series F	3/25/15 - 2/12/16	$27,639
Space Exploration Technologies Corp. Class A	10/16/15	$14,267
Space Exploration Technologies Corp. Series G	1/20/15	$7,535
Taboola.Com Ltd. Series E	12/22/14	$6,619
The Honest Co., Inc.	8/21/14	$4,062
The Honest Co., Inc. Series C	8/21/14	$9,479
The Honest Co., Inc. Series D	8/3/15	$3,544
Tory Burch LLC unit	5/14/15	$20,890
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$80,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$3,420
WME Entertainment Parent, LLC Class A unit	4/13/16	$7,638
YourPeople, Inc. Series C	5/1/15	$10,314

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$45
Fidelity Securities Lending Cash Central Fund	14,459
Total	$14,504

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Nu Skin Enterprises, Inc. Class A	$134,517	$38,421	$58,483	$4,446	$--
Parsvnath Developers Ltd.	6,516	--	--	--	7,823
Total	$141,033	$38,421	$58,483	$4,446	$7,823

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$5,139,294	$4,765,309	$320,926	$53,059
Consumer Staples	1,578,769	1,548,892	--	29,877
Energy	465,085	465,085	--	--
Financials	842,482	825,040	--	17,442
Health Care	2,791,948	2,735,941	18,289	37,718
Industrials	934,875	891,859	--	43,016
Information Technology	7,286,128	6,823,901	83,898	378,329
Materials	288,188	288,188	--	--
Telecommunication Services	40,476	40,476	--	--
Money Market Funds	177,355	177,355	--	--
Total Investments in Securities:	$19,544,600	$18,562,046	$423,113	$559,441

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$298,720
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	37,219
Cost of Purchases	42,390
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$378,329
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2016	$37,219
Equities - Other Investments in Securities
Beginning Balance	$161,801
Net Realized Gain (Loss) on Investment Securities	(3,712)
Net Unrealized Gain (Loss) on Investment Securities	(6,036)
Cost of Purchases	67,258
Proceeds of Sales	(38,199)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$181,112
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2016	$(7,887)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.0%
Netherlands	2.5%
Cayman Islands	2.0%
Singapore	2.0%
Germany	1.2%
Ireland	1.1%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $174,467) — See accompanying schedule: Unaffiliated issuers (cost $12,924,474)	$19,359,422
Fidelity Central Funds (cost $177,355)	177,355
Other affiliated issuers (cost $30,851)	7,823
Total Investments (cost $13,132,680)		$19,544,600
Restricted cash		88
Receivable for investments sold		334,248
Receivable for fund shares sold		8,839
Dividends receivable		4,422
Distributions receivable from Fidelity Central Funds		210
Other receivables		963
Total assets		19,893,370
Liabilities
Payable to custodian bank	$4,852
Payable for investments purchased	273,978
Payable for fund shares redeemed	37,391
Accrued management fee	7,695
Other affiliated payables	2,233
Other payables and accrued expenses	922
Collateral on securities loaned, at value	177,355
Total liabilities		504,426
Net Assets		$19,388,944
Net Assets consist of:
Paid in capital		$12,865,681
Undistributed net investment income		29,362
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		82,002
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,411,899
Net Assets		$19,388,944
Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($14,230,492 ÷ 204,689 shares)		$69.52
Class K:
Net Asset Value, offering price and redemption price per share ($5,158,452 ÷ 74,041 shares)		$69.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2016
Investment Income
Dividends (including $4,446 earned from other affiliated issuers)		$171,375
Income from Fidelity Central Funds (including $14,459 from security lending)		14,504
Total income		185,879
Expenses
Management fee
Basic fee	$107,928
Performance adjustment	17,980
Transfer agent fees	26,104
Accounting and security lending fees	1,776
Custodian fees and expenses	382
Independent trustees' fees and expenses	88
Registration fees	351
Audit	190
Legal	56
Interest	40
Miscellaneous	153
Total expenses before reductions	155,048
Expense reductions	(741)	154,307
Net investment income (loss)		31,572
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	379,021
Other affiliated issuers	(34,403)
Foreign currency transactions	(586)
Total net realized gain (loss)		344,032
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,459)	(1,020,369)
Assets and liabilities in foreign currencies	(24)
Total change in net unrealized appreciation (depreciation)		(1,020,393)
Net gain (loss)		(676,361)
Net increase (decrease) in net assets resulting from operations		$(644,789)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$31,572	$20,601
Net realized gain (loss)	344,032	1,230,303
Change in net unrealized appreciation (depreciation)	(1,020,393)	2,175,419
Net increase (decrease) in net assets resulting from operations	(644,789)	3,426,323
Distributions to shareholders from net investment income	(10,672)	(27,789)
Distributions to shareholders from net realized gain	(1,033,010)	(1,011,245)
Total distributions	(1,043,682)	(1,039,034)
Share transactions - net increase (decrease)	(166,801)	2,274,956
Total increase (decrease) in net assets	(1,855,272)	4,662,245
Net Assets
Beginning of period	21,244,216	16,581,971
End of period	$19,388,944	$21,244,216
Other Information
Undistributed net investment income end of period	$29,362	$9,347

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Blue Chip Growth Fund

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$75.25	$66.72	$59.65	$47.38	$48.17
Income from Investment Operations
Net investment income (loss)A	.09	.05	.15	.39	.10
Net realized and unrealized gain (loss)	(2.16)	12.56	11.63	12.79	.75
Total from investment operations	(2.07)	12.61	11.78	13.18	.85
Distributions from net investment income	(.03)	(.09)	(.24)	(.23)	(.04)
Distributions from net realized gain	(3.63)	(3.99)	(4.47)	(.68)	(1.60)
Total distributions	(3.66)	(4.08)	(4.71)	(.91)	(1.64)
Net asset value, end of period	$69.52	$75.25	$66.72	$59.65	$47.38
Total ReturnB	(2.59)%	19.72%	21.07%	28.25%	2.27%
Ratios to Average Net AssetsC,D
Expenses before reductions	.82%	.89%	.80%	.76%	.90%
Expenses net of fee waivers, if any	.82%	.89%	.80%	.76%	.90%
Expenses net of all reductions	.82%	.88%	.80%	.74%	.89%
Net investment income (loss)	.13%	.07%	.23%	.75%	.21%
Supplemental Data
Net assets, end of period (in millions)	$14,230	$15,346	$11,970	$12,927	$10,595
Portfolio turnover rateE	50%F	51%F	57%F	75%	95%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Blue Chip Growth Fund Class K

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$75.36	$66.82	$59.74	$47.46	$48.21
Income from Investment Operations
Net investment income (loss)A	.16	.13	.23	.47	.17
Net realized and unrealized gain (loss)	(2.15)	12.57	11.64	12.79	.75
Total from investment operations	(1.99)	12.70	11.87	13.26	.92
Distributions from net investment income	(.07)	(.17)	(.33)	(.30)	(.08)
Distributions from net realized gain	(3.63)	(3.99)	(4.47)	(.68)	(1.60)
Total distributions	(3.70)	(4.16)	(4.79)B	(.98)	(1.67)C
Net asset value, end of period	$69.67	$75.36	$66.82	$59.74	$47.46
Total ReturnD	(2.47)%	19.84%	21.23%	28.42%	2.43%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.78%	.68%	.61%	.74%
Expenses net of fee waivers, if any	.70%	.77%	.68%	.61%	.74%
Expenses net of all reductions	.70%	.77%	.67%	.60%	.73%
Net investment income (loss)	.25%	.19%	.36%	.89%	.37%
Supplemental Data
Net assets, end of period (in millions)	$5,158	$5,898	$4,612	$3,506	$2,467
Portfolio turnover rateG	50%H	51%H	57%H	75%	95%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $4.79 per share is comprised of distributions from net investment income of $.325 and distributions from net realized gain of $4.466 per share.

 C Total distributions of $1.67 per share is comprised of distributions from net investment income of $.076 and distributions from net realized gain of $1.598 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 7/31/16	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$559,441	Discounted cash flow	Discount rate	15.0%	Decrease
			Weighted average cost of capital (WACC)	11.6%	Decrease
			Discount for lack of marketability	20.0% - 25.0% / 21.5%	Decrease
			Growth rate	2.5% - 3.0% / 2.9%	Increase
		Market approach	Discount rate	15.0%	Decrease
			Acquisition terms	$8.74	Increase
			Transaction price	$0.00 - $150.00 / $48.45	Increase
			Proxy based premium	21.3%	Increase
			Premium rate	15.0%	Increase
			Put premium	72.5%	Increase
		Market comparable	Enterprise value/Sales multiple (EV/S)	0.6 - 15.6 / 4.1	Increase
			Discount rate	0.9% - 30.0% / 10.6%	Decrease
			Price/Earnings multiple (P/E)	10.6 - 10.9 / 10.7	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	9.9	Increase
			Discount for lack of marketability	10.0% - 25.0% / 14.5%	Decrease
			Enterprise value/Gross profit multiple (EV/GP)	4.8	Increase
			Premium rate	1.0% - 235.0% / 35.9%	Increase
			Recovery rate	0.0%	Increase
		Recovery value	Liquidation preference	$12.75 - $23.41 / $21.94	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, security level mergers and exchanges, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$6,961,896
Gross unrealized depreciation	(707,075)
Net unrealized appreciation (depreciation) on securities	$6,254,821
Tax Cost	$13,289,779

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$30,132
Undistributed long-term capital gain	$239,101
Net unrealized appreciation (depreciation) on securities and other investments	$6,254,800

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$10,672	$ 90,358
Long-term Capital Gains	1,033,010	948,676
Total	$1,043,682	$ 1,039,034

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

At period end, investments held through these Subsidiaries were $25,992 representing 0.13% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $9,836,124 and $10,767,022, respectively.

Exchanges In-Kind. Cash and investments received in-kind through subscriptions totaled $30,618 in exchange for 494 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Redemptions In-Kind. During the period, 4,038 shares of the Fund held by unaffiliated entities were redeemed in-kind for cash and investments with a value of $271,157. The net realized gain of $132,873 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 1,878 shares of the Fund held by unaffiliated entities were redeemed for cash and investments with a value of $137,687. The Fund had a net realized gain of $67,543 on investments delivered through the in-kind redemption. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Blue Chip Growth	$23,645.16
Class K	2,459.05
	$26,104

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $210 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$18,932.59%		$37

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $40 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $17,585. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $1,464 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $14,295. The weighted average interest rate was .89%. The interest expense amounted to $3 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $589 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $151.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Blue Chip Growth	$5,376	$15,581
Class K	5,296	12,208
Total	$10,672	$27,789
From net realized gain
Blue Chip Growth	$753,870	$722,639
Class K	279,140	288,606
Total	$1,033,010	$1,011,245

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Blue Chip Growth
Shares sold	44,585	45,258	$2,977,524	$3,161,935
Reinvestment of distributions	10,852	10,699	732,287	715,067
Shares redeemed	(54,678)	(31,433)	(3,600,373)	(2,196,025)
Net increase (decrease)	759	24,524	$109,438	$1,680,977
Class K
Shares sold	16,845(a)	26,108	$1,123,164(a)	$1,808,830
Reinvestment of distributions	4,210	4,497	284,436	300,814
Shares redeemed	(25,279)(b)	(21,373)(c)	(1,683,839)(b)	(1,515,665)(c)
Net increase (decrease)	(4,224)	9,232	$(276,239)	$593,979

 (a) Amount includes in-kind exchanges (see Note 4: Exchanges In-Kind).

 (b) Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

 (c) Amount includes in-kind redemptions (see Note 4: Prior Fiscal Year Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Blue Chip Growth	.74%
Actual		$1,000.00	$1,099.00	$3.86
Hypothetical-C		$1,000.00	$1,021.18	$3.72
Class K	.62%
Actual		$1,000.00	$1,099.60	$3.24
Hypothetical-C		$1,000.00	$1,021.78	$3.12

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Blue Chip Growth	09/19/16	09/16/16	$0.090	$0.873
Class K	09/19/16	09/16/16	$0.173	$0.873

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $299,746,135, or, if subsequently determined to be different, the net capital gain of such year.

Blue Chip Growth and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Blue Chip Growth and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Blue Chip Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Series Real Estate Equity Fund Fidelity® Series Real Estate Equity Fund Class F Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Life of fundA
Fidelity® Series Real Estate Equity Fund	18.69%	15.46%
Class F	18.87%	15.67%

 A From October 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Real Estate Equity Fund, a class of the fund, on October 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,889	Fidelity® Series Real Estate Equity Fund
$19,812	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Samuel Wald:  For the year, the fund’s share classes returned roughly 19%, lagging the 20.92% gain of the sector benchmark, the Dow Jones U.S. Select Real Estate Securities Index℠ Both the fund and benchmark far outstripped the broader S&P 500®. Relative to the sector benchmark, the fund was hampered most by subpar stock picking in three categories: industrial/office, residential and hotels. In contrast, stock picking among health care and diversified REITs (real estate investment trusts) added value. The fund’s biggest individual detractor was FelCor Lodging Trust; shares of this hotel REIT returned -30% for the period. Digital Realty Trust also hampered results, although the negative impact from this operator of data-center REITs was more than offset by overweightings in two similarly strong-performing competitors in the fund – DuPont Fabros Technology and CoreSite Realty. The latter was an out-of-index holding, and I sold out of DuPont by period end. In health care, the fund benefited from the strong results of Ventas and Healthcare Realty Trust. Elsewhere, the fund did very well with its position in DCT Industrial Trust, which rose amid strong investor demand for warehouse operators. That said, the fund was hurt by a significant underweighting in another outperforming industrial REIT, ProLogis, whose international property exposure was relatively unappealing to us.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	11.9	11.7
Ventas, Inc.	5.8	4.9
Boston Properties, Inc.	5.8	5.4
AvalonBay Communities, Inc.	5.2	3.0
Public Storage	4.3	5.3
Extra Space Storage, Inc.	4.1	4.7
DCT Industrial Trust, Inc.	3.4	2.9
Mid-America Apartment Communities, Inc.	3.4	3.3
Urban Edge Properties	3.2	3.1
Essex Property Trust, Inc.	3.2	4.6
	50.3

Top Five REIT Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	17.2	18.2
REITs - Regional Malls	16.0	16.1
REITs - Office Property	15.4	13.0
REITs - Health Care	11.9	10.4
REITs - Shopping Centers	9.1	9.5

Asset Allocation (% of fund's net assets)

As of July 31, 2016
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

As of January 31, 2016
Stocks	98.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Hotels, Restaurants & Leisure - 0.9%
Hotels, Resorts & Cruise Lines - 0.9%
Hilton Worldwide Holdings, Inc.	510,800	$11,845,452
Real Estate Investment Trusts - 97.5%
REITs - Apartments - 17.2%
American Homes 4 Rent Class A	285,800	6,201,860
AvalonBay Communities, Inc.	339,335	62,997,543
Equity Residential (SBI)	420,651	28,600,061
Essex Property Trust, Inc.	163,967	38,348,602
Mid-America Apartment Communities, Inc.	387,545	41,087,521
Monogram Residential Trust, Inc.	79,600	852,516
UDR, Inc.	828,600	30,848,778
		208,936,881
REITs - Diversified - 4.8%
Digital Realty Trust, Inc.	112,000	11,699,520
Forest City Realty Trust, Inc.	927,837	21,943,345
Liberty Property Trust (SBI)	435,808	18,033,735
Vornado Realty Trust	67,900	7,292,460
		58,969,060
REITs - Health Care - 11.9%
HCP, Inc.	6,400	251,072
Healthcare Realty Trust, Inc.	954,900	34,529,184
Sabra Health Care REIT, Inc.	566,213	13,538,153
Ventas, Inc.	932,563	71,023,998
Welltower, Inc.	327,680	25,994,854
		145,337,261
REITs - Hotels - 4.1%
Ashford Hospitality Prime, Inc.	234,383	3,525,120
Chesapeake Lodging Trust	112,100	2,832,767
FelCor Lodging Trust, Inc.	2,175,313	13,813,238
Host Hotels & Resorts, Inc.	1,320,700	23,429,218
LaSalle Hotel Properties (SBI)	204,900	5,644,995
		49,245,338
REITs - Management/Investment - 4.1%
American Assets Trust, Inc.	123,600	5,670,768
Coresite Realty Corp.	290,023	23,935,598
Empire State Realty Trust, Inc.	989,900	20,778,001
		50,384,367
REITs - Manufactured Homes - 1.0%
Equity Lifestyle Properties, Inc.	151,400	12,451,136
REITs - Office Property - 15.4%
Boston Properties, Inc.	498,749	70,887,195
Douglas Emmett, Inc.	611,185	23,249,477
Highwoods Properties, Inc. (SBI)	344,700	19,206,684
Mack-Cali Realty Corp.	1,339,778	37,781,740
New York (REIT), Inc.	316,400	3,018,456
SL Green Realty Corp.	118,132	13,918,312
VEREIT, Inc.	1,736,000	19,200,160
		187,262,024
REITs - Regional Malls - 16.0%
General Growth Properties, Inc.	692,618	22,129,145
Pennsylvania Real Estate Investment Trust (SBI)	557,801	14,190,457
Simon Property Group, Inc.	637,523	144,743,223
Taubman Centers, Inc.	164,122	13,280,752
		194,343,577
REITs - Shopping Centers - 9.1%
Brixmor Property Group, Inc.	566,500	16,088,600
Cedar Shopping Centers, Inc.	1,633,488	13,133,244
DDR Corp.	114,100	2,252,334
Federal Realty Investment Trust (SBI)	96,152	16,316,994
Kite Realty Group Trust	284,767	8,659,764
Ramco-Gershenson Properties Trust (SBI)	572,821	11,364,769
Urban Edge Properties	1,289,850	38,579,414
WP Glimcher, Inc.	338,300	4,289,644
		110,684,763
REITs - Storage - 8.4%
Extra Space Storage, Inc.	586,196	50,424,580
Public Storage	216,487	51,723,074
		102,147,654
REITs - Warehouse/Industrial - 5.5%
DCT Industrial Trust, Inc.	819,176	41,139,019
Prologis, Inc.	317,006	17,273,657
Terreno Realty Corp.	284,667	7,927,976
		66,340,652

TOTAL REAL ESTATE INVESTMENT TRUSTS		1,186,102,713

TOTAL COMMON STOCKS
(Cost $872,345,424)		1,197,948,165

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 0.42% (a)
(Cost $20,492,912)	20,492,912	20,492,912
TOTAL INVESTMENT PORTFOLIO - 100.1%
(Cost $892,838,336)		1,218,441,077
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(1,807,916)
NET ASSETS - 100%		$1,216,633,161

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$62,346
Fidelity Securities Lending Cash Central Fund	572
Total	$62,918

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $872,345,424)	$1,197,948,165
Fidelity Central Funds (cost $20,492,912)	20,492,912
Total Investments (cost $892,838,336)		$1,218,441,077
Receivable for investments sold		13,684,521
Receivable for fund shares sold		1,357,552
Dividends receivable		320,930
Distributions receivable from Fidelity Central Funds		5,873
Other receivables		27,157
Total assets		1,233,837,110
Liabilities
Payable for investments purchased	$16,358,086
Payable for fund shares redeemed	147,544
Accrued management fee	545,423
Other affiliated payables	105,834
Other payables and accrued expenses	47,062
Total liabilities		17,203,949
Net Assets		$1,216,633,161
Net Assets consist of:
Paid in capital		$837,917,803
Undistributed net investment income		4,470,009
Accumulated undistributed net realized gain (loss) on investments		48,642,608
Net unrealized appreciation (depreciation) on investments		325,602,741
Net Assets		$1,216,633,161
Series Real Estate Equity:
Net Asset Value, offering price and redemption price per share ($547,137,288 ÷ 35,799,867 shares)		$15.28
Class F:
Net Asset Value, offering price and redemption price per share ($669,495,873 ÷ 43,791,400 shares)		$15.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$32,549,304
Income from Fidelity Central Funds		62,918
Total income		32,612,222
Expenses
Management fee	$6,574,466
Transfer agent fees	907,652
Accounting and security lending fees	386,322
Custodian fees and expenses	38,061
Independent trustees' fees and expenses	5,283
Audit	52,798
Legal	3,001
Interest	5,335
Miscellaneous	8,917
Total expenses before reductions	7,981,835
Expense reductions	(97,563)	7,884,272
Net investment income (loss)		24,727,950
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	51,071,620
Total net realized gain (loss)		51,071,620
Change in net unrealized appreciation (depreciation) on investment securities		129,147,130
Net gain (loss)		180,218,750
Net increase (decrease) in net assets resulting from operations		$204,946,700

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,727,950	$22,287,763
Net realized gain (loss)	51,071,620	105,851,825
Change in net unrealized appreciation (depreciation)	129,147,130	7,806,315
Net increase (decrease) in net assets resulting from operations	204,946,700	135,945,903
Distributions to shareholders from net investment income	(24,230,680)	(22,136,162)
Distributions to shareholders from net realized gain	(87,069,592)	(71,866,191)
Total distributions	(111,300,272)	(94,002,353)
Share transactions - net increase (decrease)	(106,551,373)	(57,207,882)
Total increase (decrease) in net assets	(12,904,945)	(15,264,332)
Net Assets
Beginning of period	1,229,538,106	1,244,802,438
End of period	$1,216,633,161	$1,229,538,106
Other Information
Undistributed net investment income end of period	$4,470,009	$4,163,387

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Real Estate Equity Fund

Years ended July 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.18	$13.85	$12.87	$12.39	$10.00
Income from Investment Operations
Net investment income (loss)B	.27	.24	.23	.18	.11
Net realized and unrealized gain (loss)	2.07	1.11	1.31	.78	2.38
Total from investment operations	2.34	1.35	1.54	.96	2.49
Distributions from net investment income	(.26)	(.23)	(.21)	(.17)	(.08)
Distributions from net realized gain	(.98)	(.79)	(.35)	(.31)	(.02)
Total distributions	(1.24)	(1.02)	(.56)	(.48)	(.10)
Net asset value, end of period	$15.28	$14.18	$13.85	$12.87	$12.39
Total ReturnC,D	18.69%	10.04%	12.72%	8.06%	25.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.76%	.77%	.79%	.81%G
Expenses net of fee waivers, if any	.76%	.75%	.77%	.79%	.81%G
Expenses net of all reductions	.75%	.74%	.76%	.78%	.81%G
Net investment income (loss)	1.97%	1.69%	1.84%	1.44%	1.27%G
Supplemental Data
Net assets, end of period (000 omitted)	$547,137	$577,786	$598,298	$531,188	$475,392
Portfolio turnover rateH	64%	60%	69%	48%	40%G

 A For the period October 20, 2011 (commencement of operations) to July 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Real Estate Equity Fund Class F

Years ended July 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.19	$13.86	$12.87	$12.39	$10.00
Income from Investment Operations
Net investment income (loss)B	.29	.26	.26	.21	.13
Net realized and unrealized gain (loss)	2.07	1.11	1.31	.78	2.37
Total from investment operations	2.36	1.37	1.57	.99	2.50
Distributions from net investment income	(.28)	(.25)	(.23)	(.20)	(.09)
Distributions from net realized gain	(.98)	(.79)	(.35)	(.31)	(.02)
Total distributions	(1.26)	(1.04)	(.58)	(.51)	(.11)
Net asset value, end of period	$15.29	$14.19	$13.86	$12.87	$12.39
Total ReturnC,D	18.87%	10.23%	13.01%	8.27%	25.16%
Ratios to Average Net AssetsE,F
Expenses before reductions	.59%	.59%	.59%	.60%	.61%G
Expenses net of fee waivers, if any	.59%	.59%	.59%	.60%	.61%G
Expenses net of all reductions	.58%	.58%	.59%	.59%	.61%G
Net investment income (loss)	2.14%	1.86%	2.02%	1.63%	1.47%G
Supplemental Data
Net assets, end of period (000 omitted)	$669,496	$651,752	$646,504	$493,761	$323,523
Portfolio turnover rateH	64%	60%	69%	48%	40%G

 A For the period October 20, 2011 (commencement of operations) to July 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Series Real Estate Equity Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Real Estate Equity and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$332,571,991
Gross unrealized depreciation	(8,470,197)
Net unrealized appreciation (depreciation) on securities	$324,101,794
Tax Cost	$894,339,283

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,470,009
Undistributed long-term capital gain	$50,143,555
Net unrealized appreciation (depreciation) on securities and other investments	$324,101,794

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$39,288,493	$ 23,076,953
Long-term Capital Gains	72,011,779	70,925,400
Total	$111,300,272	$ 94,002,353

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $750,659,260 and $938,100,571, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Real Estate Equity. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Real Estate Equity	$907,652.17

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,322 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$18,493,944.58%		$5,335

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,464 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $572. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $88,715 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,848.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Series Real Estate Equity	$10,614,996	$9,854,635
Class F	13,615,684	12,281,527
Total	$24,230,680	$22,136,162
From net realized gain
Series Real Estate Equity	$40,417,572	$34,110,116
Class F	46,652,020	37,756,075
Total	$87,069,592	$71,866,191

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Series Real Estate Equity
Shares sold	4,635,791	5,563,053	$62,790,578	$79,011,834
Reinvestment of distributions	4,111,997	3,171,934	51,032,568	43,964,751
Shares redeemed	(13,681,136)	(11,198,553)	(185,388,289)	(163,372,510)
Net increase (decrease)	(4,933,348)	(2,463,566)	$(71,565,143)	$(40,395,925)
Class F
Shares sold	8,416,961	8,500,030	$114,115,660	$120,305,866
Reinvestment of distributions	4,849,300	3,607,000	60,267,703	50,037,602
Shares redeemed	(15,411,336)	(12,831,072)	(209,369,593)	(187,155,425)
Net increase (decrease)	(2,145,075)	(724,042)	$(34,986,230)	$(16,811,957)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Equity Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Real Estate Equity Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity® Series Real Estate Equity Fund, or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present) and Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present) and Head of Global Equity Research (2010-present). Previously, Mr. Bartel served as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Series Real Estate Equity	.76%
Actual		$1,000.00	$1,194.90	$4.15
Hypothetical-C		$1,000.00	$1,021.08	$3.82
Class F	.59%
Actual		$1,000.00	$1,196.50	$3.22
Hypothetical-C		$1,000.00	$1,021.93	$2.97

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Real Estate Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Series Real Estate Equity	09/12/2016	09/09/2016	$0.065	$0.630
Class F	09/12/2016	09/09/2016	$0.071	$0.630

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $50,257,986, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Real Estate Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Series Real Estate Equity Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2015 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Series Real Estate Equity Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Approval of New Advisory Contracts.  The Board also voted to approve a new management contract and new sub-advisory agreements for the fund (New Advisory Contracts) that will take effect if the shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) approve new management contracts for the Freedom Funds. Under the New Advisory Contracts the fund will no longer pay a management fee to FMR. The new sub-advisory agreements provide that FMR or its affiliates will pay the fees based on a portion of the management fees received by an affiliate of FMR under its management contracts with the Freedom Funds. The Board noted the New Advisory Contracts are expected to result in an overall decrease in the fees and expenses payable by the fund. The Board considered that the approval of the New Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided to the fund; or (iii) the day-to-day management of the fund and the personnel primarily responsible for such management. The Board also considered that the New Advisory Contracts provide that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee expenses, custodian fees and expenses, expenses related to proxy solicitations, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

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Fidelity® Blue Chip Value Fund Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Value Fund	(2.31)%	10.11%	3.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on July 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$14,697	Fidelity® Blue Chip Value Fund
$18,213	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rallied beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials and technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong period for real estate stocks couldn’t keep the financials sector (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Sean Gavin:  For the year, the fund returned -2.31%, significantly lagging the 5.38% advance of the benchmark Russell 1000® Value Index. The fund underperformed partly because I underweighted utilities and avoided telecommunication services – two sectors that struck me as unattractively valued, but nevertheless performed well this past year. Poor stock picking also hampered relative results, especially within the materials and health care sectors. Within materials, fertilizer manufacturer CF Industries Holdings was a particularly big detractor. The company faced the twin headwinds of a scuttled merger and a depreciating Chinese currency. In health care, the fund was hurt by positions in drug makers Teva Pharmaceutical Industries, Allergan and Sanofi, the last of which was not in the benchmark. I sold the Sanofi position near period end. On the positive side, overweighting the strong information technology category and underweighting the lagging financials group added value. In financials, our relative results benefited most from not owning Citigroup and Bank of America, two large banks and index members that did not meet my valuation and quality criteria. Elsewhere, an out-of-benchmark stake in Korean electronics giant Samsung also contributed, largely due to a strengthening Korean won.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
EMC Corp.	5.0	4.1
Berkshire Hathaway, Inc. Class B	4.7	3.5
Teva Pharmaceutical Industries Ltd. sponsored ADR	4.0	4.3
JPMorgan Chase & Co.	3.9	3.5
Alphabet, Inc. Class A	3.9	3.1
Wells Fargo & Co.	3.6	3.5
Samsung Electronics Co. Ltd.	3.3	2.1
Apple, Inc.	2.8	1.1
Johnson & Johnson	2.8	3.4
Allergan PLC	2.7	2.4
	36.7

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.6	25.6
Information Technology	24.0	21.1
Health Care	15.3	17.0
Consumer Discretionary	9.8	10.9
Energy	6.1	9.5

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks	99.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 25.2%

As of January 31, 2016*
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 21.7%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CONSUMER DISCRETIONARY - 9.8%
Media - 7.8%
CBS Corp. Class B	130,300	$6,804,266
Discovery Communications, Inc. Class A (a)	137,200	3,442,348
Starz Series A (a)	258,700	7,820,501
Twenty-First Century Fox, Inc. Class A	324,500	8,644,680
Viacom, Inc. Class B (non-vtg.)	196,600	8,939,402
		35,651,197
Specialty Retail - 0.7%
GNC Holdings, Inc.	162,300	3,312,543
Textiles, Apparel & Luxury Goods - 1.3%
PVH Corp.	56,800	5,740,208

TOTAL CONSUMER DISCRETIONARY		44,703,948

CONSUMER STAPLES - 2.8%
Beverages - 1.8%
C&C Group PLC	2,092,980	8,433,186
Food & Staples Retailing - 1.0%
CVS Health Corp.	48,300	4,478,376
Safeway, Inc.:
rights (a)	48,800	0
rights (a)	48,800	8,784
		4,487,160

TOTAL CONSUMER STAPLES		12,920,346

ENERGY - 6.1%
Energy Equipment & Services - 0.6%
BW Offshore Ltd. (b)	94,602,036	2,803,140
Oil, Gas & Consumable Fuels - 5.5%
Golar LNG Partners LP	138,100	2,637,710
Phillips 66 Co.	46,900	3,567,214
Teekay Corp.	817,700	5,069,740
Teekay LNG Partners LP	433,300	4,419,660
Teekay Offshore Partners LP	1,680,400	9,359,828
		25,054,152

TOTAL ENERGY		27,857,292

FINANCIALS - 29.6%
Banks - 9.5%
JPMorgan Chase & Co.	283,416	18,130,122
U.S. Bancorp	218,797	9,226,669
Wells Fargo & Co.	341,098	16,362,471
		43,719,262
Capital Markets - 1.6%
Goldman Sachs Group, Inc.	45,500	7,225,855
Consumer Finance - 3.4%
Capital One Financial Corp.	100,133	6,716,922
Discover Financial Services	153,700	8,736,308
		15,453,230
Diversified Financial Services - 4.7%
Berkshire Hathaway, Inc. Class B (a)	149,100	21,510,657
Insurance - 8.0%
Allstate Corp.	118,700	8,110,771
Chubb Ltd.	73,400	9,194,084
Prudential PLC	489,791	8,634,269
The Travelers Companies, Inc.	90,300	10,494,666
		36,433,790
Real Estate Investment Trusts - 0.7%
Annaly Capital Management, Inc.	299,000	3,283,020
Real Estate Management & Development - 1.7%
CBRE Group, Inc. (a)	271,900	7,735,555

TOTAL FINANCIALS		135,361,369

HEALTH CARE - 15.3%
Biotechnology - 3.8%
Amgen, Inc.	66,700	11,474,401
Dyax Corp. rights 12/31/19 (a)	236,600	570,206
Shire PLC sponsored ADR	26,468	5,137,968
		17,182,575
Health Care Providers & Services - 2.0%
Cigna Corp.	70,700	9,117,472
Pharmaceuticals - 9.5%
Allergan PLC (a)	49,200	12,445,140
Johnson & Johnson	101,200	12,673,276
Teva Pharmaceutical Industries Ltd. sponsored ADR	345,900	18,505,650
		43,624,066

TOTAL HEALTH CARE		69,924,113

INDUSTRIALS - 5.6%
Aerospace & Defense - 1.2%
United Technologies Corp.	50,600	5,447,090
Machinery - 2.0%
Deere & Co.	118,900	9,239,719
Professional Services - 1.4%
Dun & Bradstreet Corp.	50,100	6,475,425
Trading Companies & Distributors - 1.0%
AerCap Holdings NV (a)	125,200	4,571,052

TOTAL INDUSTRIALS		25,733,286

INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 4.2%
Cisco Systems, Inc.	322,585	9,848,520
Harris Corp.	107,400	9,302,988
		19,151,508
Internet Software & Services - 5.6%
Alphabet, Inc. Class A	22,600	17,884,284
eBay, Inc. (a)	246,300	7,674,708
		25,558,992
IT Services - 1.8%
The Western Union Co.	404,100	8,082,000
Software - 1.3%
VMware, Inc. Class A (a)(b)	79,800	5,823,804
Technology Hardware, Storage & Peripherals - 11.1%
Apple, Inc.	124,000	12,922,040
EMC Corp.	810,800	22,929,423
Samsung Electronics Co. Ltd.	10,882	15,049,783
		50,901,246

TOTAL INFORMATION TECHNOLOGY		109,517,550

MATERIALS - 4.1%
Chemicals - 4.1%
CF Industries Holdings, Inc.	378,700	9,346,316
LyondellBasell Industries NV Class A	127,700	9,610,702
		18,957,018
UTILITIES - 1.9%
Electric Utilities - 1.9%
Exelon Corp.	230,500	8,593,040
TOTAL COMMON STOCKS
(Cost $441,353,878)		453,567,962

Money Market Funds - 2.3%
Fidelity Cash Central Fund, 0.42% (c)	4,462,105	4,462,105
Fidelity Securities Lending Cash Central Fund, 0.45% (c)(d)	6,002,650	6,002,650
TOTAL MONEY MARKET FUNDS
(Cost $10,464,755)		10,464,755
TOTAL INVESTMENT PORTFOLIO - 101.5%
(Cost $451,818,633)		464,032,717
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(6,855,582)
NET ASSETS - 100%		$457,177,135

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$46,257
Fidelity Securities Lending Cash Central Fund	62,337
Total	$108,594

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$44,703,948	$44,703,948	$--	$--
Consumer Staples	12,920,346	12,911,562	--	8,784
Energy	27,857,292	27,857,292	--	--
Financials	135,361,369	126,727,100	8,634,269	--
Health Care	69,924,113	69,353,907	--	570,206
Industrials	25,733,286	25,733,286	--	--
Information Technology	109,517,550	109,517,550	--	--
Materials	18,957,018	18,957,018	--	--
Utilities	8,593,040	8,593,040	--	--
Money Market Funds	10,464,755	10,464,755	--	--
Total Investments in Securities:	$464,032,717	$454,819,458	$8,634,269	$578,990

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	74.8%
Marshall Islands	4.7%
Ireland	4.5%
Israel	4.0%
Korea (South)	3.3%
Netherlands	3.1%
Switzerland	2.0%
United Kingdom	1.9%
Bailiwick of Jersey	1.1%
Others (Individually Less Than 1%)	0.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $5,855,091) — See accompanying schedule: Unaffiliated issuers (cost $441,353,878)	$453,567,962
Fidelity Central Funds (cost $10,464,755)	10,464,755
Total Investments (cost $451,818,633)		$464,032,717
Cash		619,389
Receivable for fund shares sold		233,379
Dividends receivable		518,188
Distributions receivable from Fidelity Central Funds		8,769
Other receivables		4,824
Total assets		465,417,266
Liabilities
Payable for investments purchased	$999,357
Payable for fund shares redeemed	895,619
Accrued management fee	194,398
Other affiliated payables	96,282
Other payables and accrued expenses	51,825
Collateral on securities loaned, at value	6,002,650
Total liabilities		8,240,131
Net Assets		$457,177,135
Net Assets consist of:
Paid in capital		$519,292,250
Undistributed net investment income		2,279,667
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(76,609,155)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,214,373
Net Assets, for 28,236,131 shares outstanding		$457,177,135
Net Asset Value, offering price and redemption price per share ($457,177,135 ÷ 28,236,131 shares)		$16.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$9,932,250
Interest		87
Income from Fidelity Central Funds		108,594
Total income		10,040,931
Expenses
Management fee
Basic fee	$2,613,234
Performance adjustment	278,334
Transfer agent fees	987,722
Accounting and security lending fees	186,892
Custodian fees and expenses	16,827
Independent trustees' fees and expenses	2,067
Registration fees	36,316
Audit	64,009
Legal	3,981
Miscellaneous	2,886
Total expenses before reductions	4,192,268
Expense reductions	(19,947)	4,172,321
Net investment income (loss)		5,868,610
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,120,738)
Foreign currency transactions	(10,364)
Futures contracts	(814,285)
Total net realized gain (loss)		(5,945,387)
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,336,762)
Assets and liabilities in foreign currencies	432
Total change in net unrealized appreciation (depreciation)		(7,336,330)
Net gain (loss)		(13,281,717)
Net increase (decrease) in net assets resulting from operations		$(7,413,107)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,868,610	$7,735,773
Net realized gain (loss)	(5,945,387)	31,020,802
Change in net unrealized appreciation (depreciation)	(7,336,330)	2,266,425
Net increase (decrease) in net assets resulting from operations	(7,413,107)	41,023,000
Distributions to shareholders from net investment income	(8,116,183)	(4,830,518)
Distributions to shareholders from net realized gain	(249,078)	–
Total distributions	(8,365,261)	(4,830,518)
Share transactions
Proceeds from sales of shares	207,887,799	115,913,276
Reinvestment of distributions	8,172,884	4,701,954
Cost of shares redeemed	(154,073,639)	(75,665,221)
Net increase (decrease) in net assets resulting from share transactions	61,987,044	44,950,009
Total increase (decrease) in net assets	46,208,676	81,142,491
Net Assets
Beginning of period	410,968,459	329,825,968
End of period	$457,177,135	$410,968,459
Other Information
Undistributed net investment income end of period	$2,279,667	$4,925,285
Shares
Sold	13,194,488	7,061,079
Issued in reinvestment of distributions	527,295	302,238
Redeemed	(9,825,183)	(4,693,685)
Net increase (decrease)	3,896,600	2,669,632

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Blue Chip Value Fund

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.88	$15.22	$13.32	$10.26	$10.86
Income from Investment Operations
Net investment income (loss)A	.19	.35B	.18	.18	.18
Net realized and unrealized gain (loss)	(.59)	1.54	1.81	3.17	(.62)
Total from investment operations	(.40)	1.89	1.99	3.35	(.44)
Distributions from net investment income	(.28)	(.23)	(.09)	(.29)	(.16)
Distributions from net realized gain	(.01)	–	–	–	–
Total distributions	(.29)	(.23)	(.09)	(.29)	(.16)
Net asset value, end of period	$16.19	$16.88	$15.22	$13.32	$10.26
Total ReturnC	(2.31)%	12.52%	14.99%	33.33%	(3.95)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.88%	.82%	.66%	.64%	.77%
Expenses net of fee waivers, if any	.88%	.82%	.66%	.64%	.77%
Expenses net of all reductions	.88%	.82%	.66%	.62%	.76%
Net investment income (loss)	1.23%	2.15%B	1.28%	1.58%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$457,177	$410,968	$329,826	$281,860	$238,132
Portfolio turnover rateF	54%	138%	102%G	88%	102%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.35%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$42,225,321
Gross unrealized depreciation	(33,303,486)
Net unrealized appreciation (depreciation) on securities	$8,921,835
Tax Cost	$455,110,882

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,279,667
Capital loss carryforward	$(73,316,907)
Net unrealized appreciation (depreciation) on securities and other investments	$8,922,124

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(12,454,068)
2018	(55,500,128)
Total with expiration	$(67,954,196)
No expiration
Long-term	$(5,362,711)
Total no expiration	$(5,362,711)
Total capital loss carryforward	$(73,316,907)

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$8,365,261	$ 4,830,518

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(814,285) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $341,749,554 and $244,995,932, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .61% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,827 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $986 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $62,337. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,280 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $117.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $3,550.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Blue Chip Value Fund (a fund of Fidelity Securities Fund) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Blue Chip Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Actual	.83%	$1,000.00	$1,080.80	$4.29
Hypothetical-C		$1,000.00	$1,020.74	$4.17

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 100% and 92% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in September and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Blue Chip Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Blue Chip Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® OTC Portfolio Class K Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	3.80%	14.86%	13.13%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® OTC Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio - Class K on July 31, 2006. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period. See above for additional information regarding the performance of Class K.

Period Ending Values
$34,346	Fidelity® OTC Portfolio - Class K
$27,394	Nasdaq Composite Index®

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Gavin Baker:  For the year, the fund’s share classes outpaced the 1.92% return of the Nasdaq Composite® Index by about 1.7 percentage points. Versus the benchmark, security selection proved additive, notably in technology and consumer discretionary. Stock picks and an overweighting in health care – particularly the pharmaceuticals, biotechnology & life sciences group – detracted most from relative results. Selections in financials also hurt. The fund's top individual contributor on a relative basis was an overweighting in computer-processor maker NVIDIA, which nearly tripled in value this period; NVIDIA was one of the fund's largest holdings. An out-of-benchmark stake in France-based game developer Ubisoft Entertainment, which more than doubled in value this period, also helped. Conversely, several pharma, biotech & life sciences names detracted, including Clovis Oncology and Alexion Pharmaceuticals. After multiyear, gains the group pulled back amid concerns over drug prices, as well as some earnings and clinical-trial disappointments. Health care weightings generally were kept steady, as the fund increased its share-count in several underperforming names. The fund's biggest detractor, though, was an overweighting in solar-energy system provider SolarCity; its stock lost just over half its value this period, pressured by disappointing quarterly results and guidance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.2	5.4
Amazon.com, Inc.	5.9	4.6
Tesla Motors, Inc.	5.5	3.4
Alphabet, Inc. Class A	5.4	5.3
NVIDIA Corp.	4.3	3.0
Activision Blizzard, Inc.	4.1	4.4
Alphabet, Inc. Class C	3.8	4.0
Facebook, Inc. Class A	3.3	4.2
Ubisoft Entertainment SA	3.1	2.3
Microsoft Corp.	2.8	4.0
	45.4

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	48.8	50.1
Health Care	19.9	19.8
Consumer Discretionary	19.2	16.6
Financials	4.7	4.7
Consumer Staples	3.5	4.9

Asset Allocation (% of fund's net assets)

As of July 31, 2016 *
Stocks	96.7%
Convertible Securities	3.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 13.2%

As of January 31, 2016*
Stocks	96.6%
Convertible Securities	3.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 7.8%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 18.8%
Automobiles - 5.5%
Tesla Motors, Inc. (a)	3,139,299	$737,076
Hotels, Restaurants & Leisure - 1.4%
Buffalo Wild Wings, Inc. (a)	328,300	55,141
Chipotle Mexican Grill, Inc. (a)	264,100	111,976
Intrawest Resorts Holdings, Inc. (a)	726,835	10,568
Vail Resorts, Inc.	85,500	12,232
		189,917
Internet & Catalog Retail - 9.1%
Amazon.com, Inc. (a)	1,044,898	792,879
Etsy, Inc. (a)	1,870,275	18,815
Groupon, Inc. Class A (a)(b)(c)	62,409,181	300,812
Wayfair LLC Class A (a)(b)	2,482,768	108,000
		1,220,506
Media - 1.7%
Altice NV (a)	1,015,500	14,603
Charter Communications, Inc. Class A (a)	588,182	138,146
Liberty Global PLC:
Class A (a)	1,860,400	58,993
LiLAC Class A (a)	256,099	8,797
		220,539
Specialty Retail - 0.3%
Ross Stores, Inc.	730,200	45,148
Textiles, Apparel & Luxury Goods - 0.8%
lululemon athletica, Inc. (a)	1,080,546	83,904
Ralph Lauren Corp.	151,900	14,900
		98,804

TOTAL CONSUMER DISCRETIONARY		2,511,990

CONSUMER STAPLES - 3.4%
Beverages - 0.5%
Monster Beverage Corp. (a)	431,400	69,296
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	1,421,150	237,645
Walgreens Boots Alliance, Inc.	1,500	119
		237,764
Food Products - 1.1%
Mondelez International, Inc.	3,337,900	146,801

TOTAL CONSUMER STAPLES		453,861

ENERGY - 0.7%
Energy Equipment & Services - 0.1%
Oceaneering International, Inc.	319,700	8,913
Oil, Gas & Consumable Fuels - 0.6%
Anadarko Petroleum Corp.	1,003,200	54,704
Diamondback Energy, Inc.	111,100	9,753
EOG Resources, Inc.	194,900	15,923
		80,380

TOTAL ENERGY		89,293

FINANCIALS - 4.4%
Banks - 2.5%
Bank of America Corp.	3,897,600	56,476
Bank of the Ozarks, Inc.	545,100	19,618
Citigroup, Inc.	1,441,200	63,139
Commerce Bancshares, Inc.	784,189	37,084
Fifth Third Bancorp	515,900	9,792
Huntington Bancshares, Inc.	1,784,000	16,948
Signature Bank (a)	261,300	31,419
UMB Financial Corp.	531,500	29,450
Wells Fargo & Co.	1,324,900	63,555
		327,481
Capital Markets - 0.4%
Carlyle Group LP	630,500	10,895
Northern Trust Corp.	537,600	36,336
		47,231
Consumer Finance - 0.7%
Capital One Financial Corp.	1,407,400	94,408
Diversified Financial Services - 0.8%
Broadcom Ltd.	684,326	110,847
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Class A (a)(d)	29,911	1,501

TOTAL FINANCIALS		581,468

HEALTH CARE - 19.5%
Biotechnology - 12.4%
Acceleron Pharma, Inc. (a)	262,300	8,897
Aduro Biotech, Inc. (e)	1,938,567	28,458
Advanced Accelerator Applications SA sponsored ADR	360,800	11,289
Adverum Biotechnologies, Inc. (a)	988,352	3,578
Alexion Pharmaceuticals, Inc. (a)	1,755,789	225,794
Alkermes PLC (a)	1,115,087	55,643
Alnylam Pharmaceuticals, Inc. (a)	138,100	9,402
Amgen, Inc.	913,300	157,115
Bellicum Pharmaceuticals, Inc. (a)(b)(c)	2,331,847	37,030
Biogen, Inc. (a)	19,700	5,712
BioMarin Pharmaceutical, Inc. (a)	1,869,456	185,861
bluebird bio, Inc. (a)	181,808	10,396
Blueprint Medicines Corp. (a)	382,300	8,453
Celldex Therapeutics, Inc. (a)(b)	1,273,285	5,883
Cellectis SA sponsored ADR (a)	371,100	9,786
Chiasma, Inc. (a)(b)	402,104	1,066
Chimerix, Inc. (a)	54,700	218
Coherus BioSciences, Inc. (a)(b)	877,215	22,272
CytomX Therapeutics, Inc.	517,300	5,204
CytomX Therapeutics, Inc. (e)	244,269	2,457
Dicerna Pharmaceuticals, Inc. (a)	492,107	1,580
Editas Medicine, Inc. (b)	1,150,400	29,588
Editas Medicine, Inc.	176,244	4,488
Galapagos Genomics NV sponsored ADR (a)	554,000	30,564
Genocea Biosciences, Inc. (a)(b)	845,070	3,439
GenSight Biologics SA	411,444	3,680
Gilead Sciences, Inc.	59,799	4,752
Heron Therapeutics, Inc. (a)	757,077	12,583
Intellia Therapeutics, Inc. (b)	679,900	12,864
Intellia Therapeutics, Inc.	260,358	4,433
Intercept Pharmaceuticals, Inc. (a)	318,619	55,131
Ionis Pharmaceuticals, Inc. (a)	220,506	6,437
Ironwood Pharmaceuticals, Inc. Class A (a)	3,015,642	42,611
Karyopharm Therapeutics, Inc. (a)	614,200	4,533
Lion Biotechnologies, Inc. (a)(b)	2,913,500	25,755
Medivation, Inc. (a)	490,000	31,355
Neurocrine Biosciences, Inc. (a)	976,100	49,030
Novavax, Inc. (a)(b)	10,970,600	80,305
OvaScience, Inc. (a)(b)	1,188,097	5,988
Portola Pharmaceuticals, Inc. (a)	643,275	16,699
ProNai Therapeutics, Inc. (a)(b)	193,200	381
Puma Biotechnology, Inc. (a)	743,687	37,103
Regeneron Pharmaceuticals, Inc. (a)	328,800	139,779
Sage Therapeutics, Inc. (a)	15,800	709
Seattle Genetics, Inc. (a)(b)	22,086	1,061
Spark Therapeutics, Inc. (a)	319,480	18,511
TESARO, Inc. (a)(b)	1,973,322	183,993
Trevena, Inc. (a)(c)	3,326,521	20,857
Ultragenyx Pharmaceutical, Inc. (a)	401,496	25,407
uniQure B.V. (a)	302,200	2,197
Vertex Pharmaceuticals, Inc. (a)	5,400	524
		1,650,851
Health Care Equipment & Supplies - 0.3%
IDEXX Laboratories, Inc. (a)	393,804	36,935
Insulet Corp. (a)	122,700	4,342
		41,277
Health Care Providers & Services - 0.2%
Accretive Health, Inc. (a)(c)	6,962,302	13,855
Diplomat Pharmacy, Inc. (a)(b)	574,900	20,656
		34,511
Health Care Technology - 2.3%
athenahealth, Inc. (a)(c)	2,409,983	307,972
Castlight Health, Inc. Class B (a)	63,800	238
		308,210
Pharmaceuticals - 4.3%
Achaogen, Inc. (a)	805,700	3,166
Endo International PLC (a)(c)	17,919,319	311,079
Flex Pharma, Inc. (a)(b)	251,834	2,984
GW Pharmaceuticals PLC ADR (a)	127,027	11,981
Horizon Pharma PLC (a)	3,917,200	75,563
Innoviva, Inc.	78	1
Intra-Cellular Therapies, Inc. (a)	414,207	16,900
Jazz Pharmaceuticals PLC (a)	133,600	20,170
Relypsa, Inc. (a)(b)	518,000	16,545
The Medicines Company (a)	297,800	11,647
Valeant Pharmaceuticals International, Inc. (United States) (a)	4,599,200	102,562
		572,598

TOTAL HEALTH CARE		2,607,447

INDUSTRIALS - 3.0%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Class A (a)(d)	110,610	10,665
Airlines - 0.9%
American Airlines Group, Inc.	3,506,300	124,474
Wheels Up Partners Holdings LLC Series B unit (d)(f)	1,760,377	4,119
		128,593
Commercial Services & Supplies - 0.3%
Stericycle, Inc. (a)	404,300	36,496
Electrical Equipment - 1.7%
SolarCity Corp. (a)(c)	8,686,248	231,923
Road & Rail - 0.0%
J.B. Hunt Transport Services, Inc.	780	65

TOTAL INDUSTRIALS		407,742

INFORMATION TECHNOLOGY - 46.9%
Communications Equipment - 0.0%
Cisco Systems, Inc.	98,400	3,004
Electronic Equipment & Components - 0.3%
Fitbit, Inc. (a)(b)	2,677,728	36,578
Internet Software & Services - 16.7%
2U, Inc. (a)(b)	1,118,041	39,109
Alphabet, Inc.:
Class A	903,427	714,918
Class C (a)	651,869	501,150
Criteo SA sponsored ADR (a)(b)(c)	5,430,471	239,973
Dropbox, Inc. (a)(d)	331,524	3,683
Facebook, Inc. Class A (a)	3,536,538	438,319
GoDaddy, Inc. (a)	1,557,300	46,594
New Relic, Inc. (a)(b)	1,500,711	51,684
Rackspace Hosting, Inc. (a)	4,862,230	113,922
Shopify, Inc. Class A (a)	902,226	30,919
Twilio, Inc. (b)	167,100	6,789
Twilio, Inc.	351,811	12,865
Wix.com Ltd. (a)	923,005	32,859
		2,232,784
IT Services - 1.4%
Cognizant Technology Solutions Corp. Class A (a)	2,118,300	121,781
PayPal Holdings, Inc. (a)	1,462,800	54,475
Sabre Corp.	136,900	3,991
Square, Inc. (a)(b)	483,500	4,869
		185,116
Semiconductors & Semiconductor Equipment - 7.0%
Cirrus Logic, Inc. (a)	676,030	32,848
Marvell Technology Group Ltd.	5,136,900	60,359
Micron Technology, Inc. (a)	110,400	1,517
NVIDIA Corp.	10,020,411	572,165
NXP Semiconductors NV (a)	1,694,100	142,457
Qorvo, Inc.(a)	1,070,000	67,656
Qualcomm, Inc.	178,953	11,199
SolarEdge Technologies, Inc. (a)(b)(c)	2,437,000	43,622
		931,823
Software - 14.3%
Activision Blizzard, Inc.	13,623,689	547,127
Electronic Arts, Inc. (a)	481,200	36,725
HubSpot, Inc. (a)	883,980	48,256
Interactive Intelligence Group, Inc. (a)	211,287	11,399
LINE Corp. sponsored ADR	31,555	1,159
Microsoft Corp.	6,706,239	380,110
Paylocity Holding Corp. (a)(b)	345,500	15,423
Salesforce.com, Inc. (a)	2,509,020	205,238
Tyler Technologies, Inc. (a)	208,400	33,973
Ubisoft Entertainment SA (a)(c)	10,178,905	417,931
Workday, Inc. Class A (a)	535,100	44,595
Xero Ltd. (a)(b)	628,814	8,987
Zendesk, Inc. (a)(c)	5,252,784	158,844
		1,909,767
Technology Hardware, Storage & Peripherals - 7.2%
Apple, Inc.	9,173,620	955,990
Western Digital Corp.	42,961	2,041
		958,031

TOTAL INFORMATION TECHNOLOGY		6,257,103

TOTAL COMMON STOCKS
(Cost $9,583,282)		12,908,904

Convertible Preferred Stocks - 3.2%
CONSUMER DISCRETIONARY - 0.4%
Diversified Consumer Services - 0.0%
Handy Technologies, Inc. Series C (d)	415,643	2,091
Household Durables - 0.3%
Roku, Inc.:
Series F, 8.00% (a)(d)	16,562,507	28,322
Series G, 8.00% (a)(d)	3,185,945	5,448
Series H (d)	1,931,947	3,304
		37,074
Internet & Catalog Retail - 0.0%
One Kings Lane, Inc. Series E (a)(d)	648,635	428
The Honest Co., Inc. Series D (d)	75,268	2,898
		3,326
Media - 0.1%
Turn, Inc. Series E (a)(d)	1,199,041	3,825

TOTAL CONSUMER DISCRETIONARY		46,316

CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (a)(d)	866,669	14,387
FINANCIALS - 0.3%
Real Estate Management & Development - 0.3%
Redfin Corp. Series G (a)(d)	6,064,833	25,290
WeWork Companies, Inc. Series E (a)(d)	269,198	13,512
		38,802
HEALTH CARE - 0.4%
Biotechnology - 0.2%
23andMe, Inc. Series E (a)(d)	1,817,170	17,245
Jounce Therapeutics, Inc. Series B (a)(d)	2,212,389	7,655
Ovid Therapeutics, Inc. Series B (d)	314,408	1,170
		26,070
Health Care Providers & Services - 0.2%
Mulberry Health, Inc. Series A8 (d)	4,342,250	31,656

TOTAL HEALTH CARE		57,726

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (a)(d)	62,037	5,982
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(d)	335,546	5,100

TOTAL INDUSTRIALS		11,082

INFORMATION TECHNOLOGY - 1.9%
Internet Software & Services - 1.2%
Jet.Com, Inc. Series B1 (d)	4,896,249	42,769
Pinterest, Inc. Series G, 8.00% (a)(d)	139,290	1,220
Uber Technologies, Inc.:
Series D, 8.00% (a)(d)	2,256,164	110,038
Series E, 8.00% (a)(d)	150,072	7,319
		161,346
IT Services - 0.2%
AppNexus, Inc. Series E (a)(d)	1,416,796	24,397
Nutanix, Inc. Series E (a)(d)	311,503	4,856
		29,253
Software - 0.5%
Bracket Computing, Inc. Series C (d)	1,877,241	6,345
Cloudera, Inc. Series F (a)(d)	126,709	3,704
Cloudflare, Inc. Series D (a)(d)	395,787	2,466
Dataminr, Inc. Series D (a)(d)	2,219,446	14,287
Delphix Corp. Series D (d)	427,177	2,307
Snapchat, Inc. Series F (a)(d)	510,029	15,668
Taboola.Com Ltd. Series E (a)(d)	1,918,392	21,524
		66,301

TOTAL INFORMATION TECHNOLOGY		256,900

TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series D (a)(d)	1,220,504	5,956
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $344,400)		431,169
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Turn, Inc. 1.48% 3/2/23(d)
(Cost $373)	373	373
	Shares	Value (000s)

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 0.42% (g)	14,888,292	14,888
Fidelity Securities Lending Cash Central Fund, 0.45% (g)(h)	340,289,278	340,289
TOTAL MONEY MARKET FUNDS
(Cost $355,177)		355,177
TOTAL INVESTMENT PORTFOLIO - 102.6%
(Cost $10,283,232)		13,695,623
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(341,867)
NET ASSETS - 100%		$13,353,756

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $451,511,000 or 3.4% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,915,000 or 0.2% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$19,675
Altiostar Networks, Inc. Series D	1/7/15	$15,000
AppNexus, Inc. Series E	8/1/14 - 9/17/14	$28,382
Blue Apron, Inc. Series D	5/18/15	$11,550
Bracket Computing, Inc. Series C	9/9/15	$14,766
Cloudera, Inc. Series F	2/5/14	$1,845
Cloudflare, Inc. Series D	11/5/14	$2,424
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$28,298
Delphix Corp. Series D	7/10/15	$3,845
Dropbox, Inc.	5/2/12	$3,000
Handy Technologies, Inc. Series C	10/14/15	$2,436
Jet.Com, Inc. Series B1	11/24/15	$24,422
Jounce Therapeutics, Inc. Series B	4/17/15	$5,000
Mulberry Health, Inc. Series A8	1/20/16	$29,331
Nutanix, Inc. Series E	8/26/14	$4,173
One Kings Lane, Inc. Series E	1/29/14	$429
Ovid Therapeutics, Inc. Series B	8/10/15	$1,959
Pinterest, Inc. Series G, 8.00%	2/27/15	$1,000
Redfin Corp. Series G	12/16/14	$20,000
Roku, Inc. Series F, 8.00%	5/7/13	$15,000
Roku, Inc. Series G, 8.00%	10/1/14	$4,140
Roku, Inc. Series H	11/9/15	$2,954
Snapchat, Inc. Series F	3/25/15 - 2/12/16	$15,668
Space Exploration Technologies Corp. Class A	10/16/15	$9,844
Space Exploration Technologies Corp. Series G	1/20/15	$4,805
Taboola.Com Ltd. Series E	12/22/14	$20,000
The Honest Co., Inc. Series D	8/3/15	$3,444
Turn, Inc. Series E	12/30/13	$10,000
Turn, Inc. 1.48% 3/2/23	3/2/16	$373
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$35,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$5,000
WeWork Companies, Inc. Class A	6/23/15	$984
WeWork Companies, Inc. Series E	6/23/15	$8,854
Wheels Up Partners Holdings LLC Series B unit	9/18/15	$5,000
YourPeople, Inc. Series C	5/1/15	$5,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$46
Fidelity Securities Lending Cash Central Fund	28,604
Total	$28,650

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Accretive Health, Inc.	$18,789	$--	$703	$--	$13,855
athenahealth, Inc.	327,395	13,283	3,192	--	307,972
Bellicum Pharmaceuticals, Inc.	20,012	27,012	12,571	--	37,030
Criteo SA sponsored ADR	291,470	--	1,762	--	239,973
Endo International PLC	--	285,775	--	--	311,079
GameLoft SE	36,312	--	68,556	--	--
Groupon, Inc. Class A	317,266	--	12,726	--	300,812
Lion Biotechnologies, Inc.	25,788	--	747	--	--
Portola Pharmaceuticals, Inc.	140,217	4,896	57,458	--	--
SolarCity Corp.	89,259	232,675	11,228	--	231,923
SolarEdge Technologies, Inc.	--	63,165	--	--	43,622
Synchronoss Technologies, Inc.	127,356	3,746	110,002	--	--
Trevena, Inc.	19,522	--	310	--	20,857
Ubisoft Entertainment SA	204,478	--	9,994	--	417,931
Zendesk, Inc.	106,272	3,035	989	--	158,844
Total	$1,724,136	$633,587	$290,238	$--	$2,083,898

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$2,558,306	$2,511,990	$--	$46,316
Consumer Staples	468,248	453,861	--	14,387
Energy	89,293	89,293	--	--
Financials	620,270	579,967	--	40,303
Health Care	2,665,173	2,598,526	8,921	57,726
Industrials	418,824	392,958	--	25,866
Information Technology	6,514,003	6,240,555	12,865	260,583
Telecommunication Services	5,956	--	--	5,956
Corporate Bonds	373	--	--	373
Money Market Funds	355,177	355,177	--	--
Total Investments in Securities:	$13,695,623	$13,222,327	$21,786	$451,510

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$203,955
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	8,033
Cost of Purchases	53,856
Proceeds of Sales	(5,261)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$260,583
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2016	$10,130
Other Investments in Securities
Beginning Balance	$133,963
Net Realized Gain (Loss) on Investment Securities	(9,169)
Net Unrealized Gain (Loss) on Investment Securities	15,556
Cost of Purchases	55,771
Proceeds of Sales	(5,194)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$190,927
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2016	$15,538

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.8%
France	5.0%
Ireland	3.5%
Netherlands	1.2%
Canada	1.0%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $330,576) — See accompanying schedule: Unaffiliated issuers (cost $8,019,372)	$11,256,548
Fidelity Central Funds (cost $355,177)	355,177
Other affiliated issuers (cost $1,908,683)	2,083,898
Total Investments (cost $10,283,232)		$13,695,623
Receivable for investments sold		58,828
Receivable for fund shares sold		16,630
Dividends receivable		338
Interest receivable		2
Distributions receivable from Fidelity Central Funds		689
Other receivables		298
Total assets		13,772,408
Liabilities
Payable to custodian bank	$1,690
Payable for investments purchased	53,943
Payable for fund shares redeemed	14,579
Accrued management fee	6,442
Other affiliated payables	1,505
Other payables and accrued expenses	204
Collateral on securities loaned, at value	340,289
Total liabilities		418,652
Net Assets		$13,353,756
Net Assets consist of:
Paid in capital		$9,996,193
Accumulated net investment loss		(5,835)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(48,961)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,412,359
Net Assets		$13,353,756
OTC:
Net Asset Value, offering price and redemption price per share ($9,845,460 ÷ 115,479 shares)		$85.26
Class K:
Net Asset Value, offering price and redemption price per share ($3,508,296 ÷ 40,691 shares)		$86.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2016
Investment Income
Dividends		$76,464
Interest		2
Income from Fidelity Central Funds (including $28,604 from security lending)		28,650
Total income		105,116
Expenses
Management fee
Basic fee	$75,511
Performance adjustment	15,828
Transfer agent fees	16,566
Accounting and security lending fees	1,532
Custodian fees and expenses	318
Independent trustees' fees and expenses	56
Registration fees	224
Audit	96
Legal	45
Interest	36
Miscellaneous	99
Total expenses before reductions	110,311
Expense reductions	(559)	109,752
Net investment income (loss)		(4,636)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	119,969
Other affiliated issuers	39,805
Foreign currency transactions	29
Total net realized gain (loss)		159,803
Change in net unrealized appreciation (depreciation) on: Investment securities	263,020
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		263,019
Net gain (loss)		422,822
Net increase (decrease) in net assets resulting from operations		$418,186

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,636)	$(11,952)
Net realized gain (loss)	159,803	1,282,162
Change in net unrealized appreciation (depreciation)	263,019	1,068,362
Net increase (decrease) in net assets resulting from operations	418,186	2,338,572
Distributions to shareholders from net realized gain	(704,905)	(1,408,892)
Share transactions - net increase (decrease)	93,627	1,841,344
Total increase (decrease) in net assets	(193,092)	2,771,024
Net Assets
Beginning of period	13,546,848	10,775,824
End of period	$13,353,756	$13,546,848
Other Information
Accumulated net investment loss end of period	$(5,835)	$(135)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity OTC Portfolio

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$86.98	$81.23	$78.98	$57.53	$59.28
Income from Investment Operations
Net investment income (loss)A	(.05)	(.11)	(.06)	.36B	(.08)C
Net realized and unrealized gain (loss)	2.84	16.14	12.78	21.37	(1.67)
Total from investment operations	2.79	16.03	12.72	21.73	(1.75)
Distributions from net investment income	–	–	(.05)	(.28)	–
Distributions from net realized gain	(4.51)	(10.28)	(10.42)	–	–
Total distributions	(4.51)	(10.28)	(10.47)	(.28)	–
Net asset value, end of period	$85.26	$86.98	$81.23	$78.98	$57.53
Total ReturnD	3.68%	21.34%	17.96%	37.93%	(2.95)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.91%	.83%	.77%	.76%	.91%
Expenses net of fee waivers, if any	.91%	.83%	.77%	.76%	.91%
Expenses net of all reductions	.90%	.83%	.76%	.74%	.90%
Net investment income (loss)	(.07)%	(.13)%	(.08)%	.55%B	(.14)%C
Supplemental Data
Net assets, end of period (in millions)	$9,845	$9,710	$7,870	$6,693	$5,499
Portfolio turnover rateG	56%H	66%H	106%	116%	149%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity OTC Portfolio Class K

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$87.87	$81.96	$79.60	$57.94	$59.61
Income from Investment Operations
Net investment income (loss)A	.04	(.01)	.04	.45B	–C,D
Net realized and unrealized gain (loss)	2.88	16.29	12.87	21.53	(1.67)
Total from investment operations	2.92	16.28	12.91	21.98	(1.67)
Distributions from net investment income	–	–	(.10)	(.32)	–
Distributions from net realized gain	(4.57)	(10.37)	(10.46)	–	–
Total distributions	(4.57)	(10.37)	(10.55)E	(.32)	–
Net asset value, end of period	$86.22	$87.87	$81.96	$79.60	$57.94
Total ReturnF	3.80%	21.49%	18.10%	38.11%	(2.80)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.72%	.65%	.62%	.77%
Expenses net of fee waivers, if any	.79%	.72%	.65%	.62%	.77%
Expenses net of all reductions	.79%	.71%	.64%	.60%	.76%
Net investment income (loss)	.05%	(.02)%	.05%	.69%B	- %C,I
Supplemental Data
Net assets, end of period (in millions)	$3,508	$3,836	$2,906	$2,260	$1,644
Portfolio turnover rateJ	56%K	66%K	106%	116%	149%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

 D Amount represents less than $.005 per share.

 E Total distributions of $10.55 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $10.456 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount represents less than .005%.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/16 (000s)	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$ 373	Market approach	Transaction price	$100	Increase
Equities	$ 451,137	Discounted cash flow	Discount rate	8.0% - 20.0% / 16.1%	Decrease
			Weighted average cost of capital (WACC)	11.6% - 40.0% / 15.3%	Decrease
			Discount for lack of marketability	20.0% - 25.0% / 23.0%	Decrease
			Growth rate	2.5% - 3.0% / 2.7%	Increase
		Market approach	Acquisition terms	$0.66- $8.74 / $8.65	Increase
			Transaction price	$3.46 - $96.42 / $49.55	Increase
			Proxy based discount	40.3%	Decrease
		Market comparable	Enterprise value/Sales multiple (EV/S)	0.6 - 15.6 / 3.3	Increase
			Discount rate	0.9% - 50.0% / 13.3%	Decrease
			Price/Earnings multiple (P/E)	9.1	Increase
			Discount for lack of marketability	10.0% - 25.0% / 16.2%	Decrease
			Growth rate	3.0%	Increase
			Enterprise value/Gross profit multiple (EV/GP)	4.8	Increase
			Premium rate	4.0% - 235.0% / 27.2%	Increase
		Recovery value	Liquidation preference	$8.34 - $23.41 / $18.47	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to redemptions in-kind, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$4,383,043
Gross unrealized depreciation	(1,019,613)
Net unrealized appreciation (depreciation) on securities	$3,363,430
Tax Cost	$10,332,193

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$3,363,398

The Fund intends to elect to defer to its next fiscal year $5,717 of ordinary losses recognized during the period January 1, 2016 to July 31, 2016.

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$274,436	$ 637,244
Long-term Capital Gains	430,469	771,648
Total	$704,905	$ 1,408,892

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

At period end, investments held through this Subsidiary were $4,119 representing 0.03% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $7,148,000 and $7,557,829, respectively.

Redemptions In-Kind. During the period, 1,292 shares of the Fund held by an unaffiliated entity were redeemed in-kind for cash and investments with a value of $104,098. The net realized gain of $41,724 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 2,605 shares of the Fund held by unaffiliated entities were redeemed for cash and investments with a value of $225,764. The Fund had a net realized gain of $95,853 on investments delivered through the in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to its benchmark index, the Nasdaq Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
OTC	$14,944.16
Class K	1,622.05
	$ 16,566

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $201 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$16,554.57%		$34

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $26 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $26,708. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $2,706 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $10,860. The weighted average interest rate was .88%. The interest expense amounted to $2 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $460 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $98.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net realized gain
OTC	$505,475	$1,012,327
Class K	199,430	396,565
Total	$704,905	$1,408,892

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
OTC
Shares sold	23,178	22,946	$1,818,054	$1,893,100
Reinvestment of distributions	6,240	12,406	491,074	985,025
Shares redeemed	(25,573)	(20,601)	(1,979,810)	(1,665,615)
Net increase (decrease)	3,845	14,751	$329,318	$1,212,510
Class K
Shares sold	11,562	16,984	$911,130	$1,383,593
Reinvestment of distributions	2,509	4,953	199,430	396,565
Shares redeemed	(17,040)(a)	(13,732)(b)	(1,346,251)(a)	(1,151,324)(b)
Net increase (decrease)	(2,969)	8,205	$(235,691)	$628,834

 (a) Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

 (b) Amount includes in-kind redemptions (see Note 4: Prior Fiscal Year Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
OTC	.87%
Actual		$1,000.00	$1,171.00	$4.70
Hypothetical-C		$1,000.00	$1,020.54	$4.37
Class K	.75%
Actual		$1,000.00	$1,171.60	$4.05
Hypothetical-C		$1,000.00	$1,021.13	$3.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $112,418,165 or, if subsequently determined to be different, the net capital gain of such year.

OTC Portfolio and Class K designates 16% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

OTC Portfolio and Class K designates 18% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity OTC Portfolio

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity OTC Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

OTC-K-ANN-0916
1.863306.107

Fidelity® Leveraged Company Stock Fund Class K Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	(7.14)%	9.35%	6.37%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Leveraged Company Stock Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund - Class K on July 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See previous page for additional information regarding the performance of Class K.

Period Ending Values
$18,536	Fidelity® Leveraged Company Stock Fund - Class K
$21,089	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500 index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Tom Soviero:  For the 12-month period, the fund’s share classes returned about -7%, lagging the gain of the S&P 500® but topping the -7.98% result of the Credit Suisse Leveraged Equity Index. Security selection accounted for most of the fund’s underperformance of the S&P 500®, with all 10 sectors detracting. The largest negative impact came from picks in the materials, consumer discretionary, health care, financials and industrials sectors. Our biggest individual disappointment was Netherlands-based LyondellBasell Industries, a multinational plastics, chemicals and refining company that also was our largest position and about 8% of assets this period. Low oil prices and concern that increased ethylene supply would pressure pricing led to the stock’s double-digit decline. In health care, our investments in Community Health Systems and Tenet Healthcare took a beating as investors grew increasingly worried that fewer privately insured patients, a greater number of uninsured patients and rising labor costs could hurt hospital operators’ profits. By contrast, medical supplies and devices company Boston Scientific was our top contributor by a wide margin, benefiting from the launch of new products, expansion overseas, the settlement of a pending lawsuit and ongoing cost reductions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	7.8	8.1
Service Corp. International	7.1	6.2
Boston Scientific Corp.	6.0	4.3
WestRock Co.	3.2	2.6
General Motors Co.	3.2	2.7
NXP Semiconductors NV	3.1	2.0
Bank of America Corp.	3.1	3.0
Delta Air Lines, Inc.	2.9	3.2
Tenet Healthcare Corp.	2.6	2.3
Comcast Corp. Class A	2.4	2.7
	41.4

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.8	24.9
Health Care	17.4	14.8
Materials	14.6	13.9
Financials	12.1	11.6
Industrials	9.6	12.4

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks	96.1%
Bonds	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments - 15.9%

As of January 31, 2016*
Stocks	97.8%
Bonds	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

 * Foreign investments - 14.8%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 23.8%
Auto Components - 2.6%
Delphi Automotive PLC	490,700	$33,279
Hertz Global Holdings, Inc. (a)	420,040	20,448
Tenneco, Inc. (a)	674,800	38,140
		91,867
Automobiles - 4.8%
Ford Motor Co.	3,862,533	48,900
General Motors Co.	3,448,107	108,753
General Motors Co. warrants 7/10/19 (a)	482,521	6,572
		164,225
Diversified Consumer Services - 7.1%
Service Corp. International	8,773,727	243,208
Hotels, Restaurants & Leisure - 0.7%
ARAMARK Holdings Corp.	494,844	17,740
Penn National Gaming, Inc. (a)	360,340	5,412
Red Rock Resorts, Inc.	5,847	128
		23,280
Household Durables - 2.9%
Lennar Corp. Class A	677,100	31,688
Newell Brands, Inc.	1,287,247	67,529
		99,217
Media - 5.0%
Cinemark Holdings, Inc.	1,853,345	69,686
Comcast Corp. Class A	1,223,934	82,310
Gray Television, Inc. (a)	1,232,064	12,197
Nexstar Broadcasting Group, Inc. Class A (b)	178,698	9,033
		173,226
Specialty Retail - 0.7%
Sally Beauty Holdings, Inc. (a)	808,000	23,699

TOTAL CONSUMER DISCRETIONARY		818,722

CONSUMER STAPLES - 2.5%
Food Products - 2.0%
ConAgra Foods, Inc.	541,700	25,330
Darling International, Inc. (a)	2,698,383	42,580
		67,910
Personal Products - 0.5%
Revlon, Inc. (a)	553,261	19,635

TOTAL CONSUMER STAPLES		87,545

ENERGY - 6.0%
Energy Equipment & Services - 1.8%
Halliburton Co.	1,126,593	49,187
SAExploration Holdings, Inc. (c)	419,175	4,611
Schlumberger Ltd.	109,400	8,809
		62,607
Oil, Gas & Consumable Fuels - 4.2%
Continental Resources, Inc. (a)	1,184,374	52,172
Hess Corp.	825,110	44,267
QEP Resources, Inc.	901,000	16,398
Range Resources Corp. (b)	465,400	18,760
Whiting Petroleum Corp. (a)	1,439,895	10,612
		142,209

TOTAL ENERGY		204,816

FINANCIALS - 12.1%
Banks - 9.5%
Bank of America Corp.	7,243,199	104,954
Barclays PLC sponsored ADR (b)	2,083,121	17,165
CIT Group, Inc.	229,310	7,925
Citigroup, Inc.	1,664,147	72,906
Huntington Bancshares, Inc.	4,806,680	45,663
Regions Financial Corp.	4,496,280	41,231
SunTrust Banks, Inc.	895,500	37,871
		327,715
Consumer Finance - 1.0%
American Express Co.	542,948	34,998
Insurance - 0.6%
Lincoln National Corp.	435,700	19,027
Real Estate Investment Trusts - 1.0%
Gaming & Leisure Properties	430,875	15,438
Host Hotels & Resorts, Inc.	1,016,122	18,026
		33,464

TOTAL FINANCIALS		415,204

HEALTH CARE - 17.4%
Health Care Equipment & Supplies - 6.0%
Boston Scientific Corp. (a)	8,457,056	205,337
Health Care Providers & Services - 6.7%
Community Health Systems, Inc. (a)(b)	1,213,027	15,490
DaVita HealthCare Partners, Inc. (a)	532,952	41,325
HCA Holdings, Inc. (a)	532,479	41,070
Tenet Healthcare Corp. (a)	2,965,644	90,778
Universal Health Services, Inc. Class B	334,505	43,328
		231,991
Life Sciences Tools & Services - 0.9%
PRA Health Sciences, Inc. (a)	651,400	30,212
Pharmaceuticals - 3.8%
Merck & Co., Inc.	1,390,800	81,584
Valeant Pharmaceuticals International, Inc. (Canada) (a)	2,200,900	49,080
		130,664

TOTAL HEALTH CARE		598,204

INDUSTRIALS - 9.6%
Aerospace & Defense - 1.7%
Huntington Ingalls Industries, Inc.	210,260	36,287
Textron, Inc.	602,700	23,505
		59,792
Airlines - 3.8%
American Airlines Group, Inc.	860,580	30,551
Delta Air Lines, Inc.	2,531,601	98,100
		128,651
Building Products - 0.5%
Allegion PLC	246,500	17,844
Commercial Services & Supplies - 0.9%
Civeo Corp. (a)	540,932	741
Deluxe Corp.	431,413	29,159
		29,900
Electrical Equipment - 0.8%
Emerson Electric Co.	163,500	9,140
Generac Holdings, Inc. (a)(b)	490,557	18,538
		27,678
Machinery - 1.4%
Ingersoll-Rand PLC	648,800	42,989
Pentair PLC	78,757	5,026
		48,015
Marine - 0.0%
Genco Shipping & Trading Ltd. (a)	831	5
Trading Companies & Distributors - 0.5%
Herc Holdings, Inc. (a)	140,013	4,949
United Rentals, Inc. (a)	147,000	11,711
		16,660

TOTAL INDUSTRIALS		328,545

INFORMATION TECHNOLOGY - 8.5%
Electronic Equipment & Components - 2.3%
Avnet, Inc.	594,313	24,426
Belden, Inc.	510,764	37,393
Corning, Inc.	726,800	16,149
		77,968
Semiconductors & Semiconductor Equipment - 4.5%
Intersil Corp. Class A	1,460,387	22,315
Micron Technology, Inc. (a)	2,079,945	28,578
NXP Semiconductors NV (a)	1,259,664	105,925
		156,818
Software - 0.6%
Citrix Systems, Inc. (a)	230,899	20,580
Technology Hardware, Storage & Peripherals - 1.1%
NCR Corp. (a)	1,117,931	36,858

TOTAL INFORMATION TECHNOLOGY		292,224

MATERIALS - 14.2%
Chemicals - 8.3%
Ingevity Corp. (a)	431,788	16,525
LyondellBasell Industries NV Class A	3,565,555	268,348
Phosphate Holdings, Inc. (a)	307,500	2
		284,875
Containers & Packaging - 3.9%
Sealed Air Corp.	483,434	22,808
WestRock Co.	2,590,728	111,168
		133,976
Metals & Mining - 1.0%
Alcoa, Inc.	1,432,700	15,215
Freeport-McMoRan, Inc.	1,514,400	19,627
Ormet Corp. (a)(d)	1,075,000	0
		34,842
Paper & Forest Products - 1.0%
Kapstone Paper & Packaging Corp.	989,200	14,126
Neenah Paper, Inc.	266,200	20,079
		34,205

TOTAL MATERIALS		487,898

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
Frontier Communications Corp.	5,528,256	28,747
Level 3 Communications, Inc. (a)	514,400	26,029
		54,776
UTILITIES - 0.4%
Electric Utilities - 0.4%
FirstEnergy Corp.	421,304	14,712
TOTAL COMMON STOCKS
(Cost $2,124,443)		3,302,646
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.7%
ENERGY - 0.3%
Energy Equipment & Services - 0.1%
SAExploration Holdings, Inc. 10% 4/14/19 (c)	5,004	3,502
Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp. 8% 12/15/22 (c)	7,680	6,682

TOTAL ENERGY		10,184

MATERIALS - 0.4%
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.:
3.55% 3/1/22	7,675	6,562
3.875% 3/15/23	7,675	6,601
		13,163
TOTAL NONCONVERTIBLE BONDS
(Cost $16,468)		23,347
	Shares	Value (000s)

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 0.42% (e)	119,437,198	119,437
Fidelity Securities Lending Cash Central Fund, 0.45% (e)(f)	9,990,000	9,990
TOTAL MONEY MARKET FUNDS
(Cost $129,427)		129,427
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $2,270,338)		3,455,420
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(20,677)
NET ASSETS - 100%		$3,434,743

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,795,000 or 0.4% of net assets.

 (d) Affiliated company

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$314
Fidelity Securities Lending Cash Central Fund	1,199
Total	$1,513

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Gray Television, Inc.	$63,611	$--	$30,602	$--	$--
OMNOVA Solutions, Inc.	20,154	--	15,824	--	--
Ormet Corp.	5	--	--	--	0
SAExploration Holdings, Inc.	--	--	248	--	--
Total	$83,770	$--	$46,674	$--	$0

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$818,722	$818,594	$128	$--
Consumer Staples	87,545	87,545	--	--
Energy	204,816	204,816	--	--
Financials	415,204	415,204	--	--
Health Care	598,204	598,204	--	--
Industrials	328,545	328,545	--	--
Information Technology	292,224	292,224	--	--
Materials	487,898	487,898	--	--
Telecommunication Services	54,776	54,776	--	--
Utilities	14,712	14,712	--	--
Corporate Bonds	23,347	--	23,347	--
Money Market Funds	129,427	129,427	--	--
Total Investments in Securities:	$3,455,420	$3,431,945	$23,475	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.1%
Netherlands	10.9%
Ireland	1.9%
Canada	1.4%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $9,637) — See accompanying schedule: Unaffiliated issuers (cost $2,120,355)	$3,325,993
Fidelity Central Funds (cost $129,427)	129,427
Other affiliated issuers (cost $20,556)	0
Total Investments (cost $2,270,338)		$3,455,420
Receivable for fund shares sold		885
Dividends receivable		1,274
Interest receivable		345
Distributions receivable from Fidelity Central Funds		55
Other receivables		46
Total assets		3,458,025
Liabilities
Payable for fund shares redeemed	$11,009
Accrued management fee	1,714
Other affiliated payables	508
Other payables and accrued expenses	61
Collateral on securities loaned, at value	9,990
Total liabilities		23,282
Net Assets		$3,434,743
Net Assets consist of:
Paid in capital		$2,041,379
Undistributed net investment income		19,397
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		188,885
Net unrealized appreciation (depreciation) on investments		1,185,082
Net Assets		$3,434,743
Leveraged Company Stock:
Net Asset Value, offering price and redemption price per share ($2,861,447 ÷ 70,346 shares)		$40.68
Class K:
Net Asset Value, offering price and redemption price per share ($573,296 ÷ 14,065 shares)		$40.76

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2016
Investment Income
Dividends		$65,759
Interest		2,380
Income from Fidelity Central Funds		1,513
Total income		69,652
Expenses
Management fee	$22,785
Transfer agent fees	5,511
Accounting and security lending fees	1,055
Custodian fees and expenses	32
Independent trustees' fees and expenses	17
Registration fees	51
Audit	65
Legal	18
Miscellaneous	34
Total expenses before reductions	29,568
Expense reductions	(123)	29,445
Net investment income (loss)		40,207
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	300,346
Other affiliated issuers	(9,340)
Foreign currency transactions	2
Total net realized gain (loss)		291,008
Change in net unrealized appreciation (depreciation) on investment securities		(703,593)
Net gain (loss)		(412,585)
Net increase (decrease) in net assets resulting from operations		$(372,378)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$40,207	$45,844
Net realized gain (loss)	291,008	235,817
Change in net unrealized appreciation (depreciation)	(703,593)	(131,060)
Net increase (decrease) in net assets resulting from operations	(372,378)	150,601
Distributions to shareholders from net investment income	(39,813)	(41,090)
Distributions to shareholders from net realized gain	(240,243)	–
Total distributions	(280,056)	(41,090)
Share transactions - net increase (decrease)	(659,264)	(743,092)
Redemption fees	156	302
Total increase (decrease) in net assets	(1,311,542)	(633,279)
Net Assets
Beginning of period	4,746,285	5,379,564
End of period	$3,434,743	$4,746,285
Other Information
Undistributed net investment income end of period	$19,397	$24,974

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Leveraged Company Stock Fund

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$46.90	$45.82	$39.44	$28.22	$28.85
Income from Investment Operations
Net investment income (loss)A	.41	.41	.34	.42B	.16
Net realized and unrealized gain (loss)	(3.77)	1.01	6.31	10.92	(.50)
Total from investment operations	(3.36)	1.42	6.65	11.34	(.34)
Distributions from net investment income	(.40)	(.34)	(.27)	(.12)	(.29)
Distributions from net realized gain	(2.46)	–	–	–	–
Total distributions	(2.86)	(.34)	(.27)	(.12)	(.29)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$40.68	$46.90	$45.82	$39.44	$28.22
Total ReturnD	(7.23)%	3.12%	16.96%	40.31%	(1.05)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.79%	.79%	.82%	.86%
Expenses net of fee waivers, if any	.80%	.78%	.79%	.82%	.86%
Expenses net of all reductions	.80%	.78%	.79%	.82%	.85%
Net investment income (loss)	1.03%	.87%	.81%	1.25%B	.60%
Supplemental Data
Net assets, end of period (in millions)	$2,861	$3,755	$4,207	$4,227	$3,009
Portfolio turnover rateG	9%	4%	10%	21%	29%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Leveraged Company Stock Fund Class K

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$47.00	$45.91	$39.52	$28.26	$28.86
Income from Investment Operations
Net investment income (loss)A	.46	.46	.40	.47B	.20
Net realized and unrealized gain (loss)	(3.79)	1.03	6.31	10.93	(.49)
Total from investment operations	(3.33)	1.49	6.71	11.40	(.29)
Distributions from net investment income	(.45)	(.40)	(.32)	(.14)	(.31)
Distributions from net realized gain	(2.46)	–	–	–	–
Total distributions	(2.91)	(.40)	(.32)	(.14)	(.31)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$40.76	$47.00	$45.91	$39.52	$28.26
Total ReturnD	(7.14)%	3.26%	17.10%	40.47%	(.87)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%	.67%	.67%	.69%	.69%
Expenses net of fee waivers, if any	.68%	.67%	.67%	.69%	.69%
Expenses net of all reductions	.68%	.67%	.67%	.68%	.69%
Net investment income (loss)	1.15%	.99%	.92%	1.39%B	.76%
Supplemental Data
Net assets, end of period (in millions)	$573	$991	$1,173	$1,053	$600
Portfolio turnover rateG	9%	4%	10%	21%	29%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,367,964
Gross unrealized depreciation	(183,832)
Net unrealized appreciation (depreciation) on securities	$1,184,132
Tax Cost	$2,271,288

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,014
Undistributed long-term capital gain	$190,218
Net unrealized appreciation (depreciation) on securities and other investments	$1,184,132

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$39,813	$ 41,090
Long-term Capital Gains	240,243	–
Total	$280,056	$ 41,090

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $334,892 and $1,205,664, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Leveraged Company Stock	$5,179.17
Class K	332.05
	$5,511

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $20 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,199, including $139 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $94 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $29.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Leveraged Company Stock	$31,472	$30,775
Class K	8,341	10,315
Total	$39,813	$41,090
From net realized gain
Leveraged Company Stock	$194,477	$–
Class K	45,766	–
Total	$240,243	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Leveraged Company Stock
Shares sold	3,277	5,334	$130,866	$246,873
Reinvestment of distributions	5,086	626	212,362	29,028
Shares redeemed	(18,084)	(17,699)	(716,560)	(811,035)
Net increase (decrease)	(9,721)	(11,739)	$(373,332)	$(535,134)
Class K
Shares sold	2,482	5,815	$96,640	$269,619
Reinvestment of distributions	1,294	222	54,107	10,315
Shares redeemed	(10,794)	(10,500)	(436,679)	(487,892)
Net increase (decrease)	(7,018)	(4,463)	$(285,932)	$(207,958)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Leveraged Company Stock Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Leveraged Company Stock	.80%
Actual		$1,000.00	$1,132.50	$4.24
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Class K	.68%
Actual		$1,000.00	$1,133.20	$3.61
Hypothetical-C		$1,000.00	$1,021.48	$3.42

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Leveraged Company Stock voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Leveraged Company Stock	9/19/2016	9/16/2016	$0.230	$2.327
Class K	9/19/2016	9/16/2016	$0.258	$2.327

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $295,796,944 or, if subsequently determined to be different, the net capital gain of such year.

Leveraged Company Stock designates 100% and Class K designates 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Leveraged Company Stock designates 100% and Class K designates 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Leveraged Company Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

LSF-K-ANN-0916
1.863382.107

Fidelity® Blue Chip Growth Fund Class K Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	(2.47)%	13.26%	10.03%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Blue Chip Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund - Class K on July 31, 2006. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. See above for additional information regarding the performance of Class K.

Period Ending Values
$26,013	Fidelity® Blue Chip Growth Fund - Class K
$24,772	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500 index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Sonu Kalra:  For the year, the fund’s share classes returned about -3%, substantially lagging the 4.35% result of the benchmark Russell 1000 Growth Index. Investors tended to favor companies with perceived lower volatility and high dividends, while growth stocks, such as those the fund invests in, largely fell out of favor. Versus the benchmark, weak stock selection overall was the primary detractor, especially in pharmaceuticals, biotechnology & life sciences. A non-index stake in Canada-based Valeant Pharmaceuticals International was our largest individual detractor. The stock plunged in October on allegations of accounting irregularities and a U.S. investigation into the firm's drug pricing, as well its programs to help patients afford its drugs. Shares fell further in mid-March after the company said it may default on its debt and would not meet earnings targets. Allergan was another detractor here, as our investments fell on investor concern about its planned merger with Pfizer. I eliminated both Valeant and Allergan by period end. Conversely, the fund’s stake in Amazon.com, a large portfolio holding, helped most. Shares rose about 42% on the company's strong profits. Google parent Alphabet – the fund's largest holding at period end (combining its Class A and Class C shares) – also contributed, as its stock rose on better-than-expected financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Amazon.com, Inc.	6.0	4.9
Alphabet, Inc. Class A	5.9	5.7
Apple, Inc.	5.3	4.1
Facebook, Inc. Class A	4.0	4.1
Salesforce.com, Inc.	2.4	1.9
Tesla Motors, Inc.	2.3	1.2
Home Depot, Inc.	2.1	2.1
Broadcom Ltd.	2.0	1.5
Visa, Inc. Class A	1.9	2.0
Alphabet, Inc. Class C	1.8	2.4
	33.7

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	37.6	37.4
Consumer Discretionary	26.5	26.4
Health Care	14.4	16.1
Consumer Staples	8.2	10.8
Industrials	4.8	4.9

Asset Allocation (% of fund's net assets)

As of July 31, 2016 *
Stocks	97.4%
Convertible Securities	2.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 12.0%

As of January 31, 2016 *
Stocks	97.6%
Convertible Securities	2.4%

 * Foreign investments - 12.2%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 26.3%
Automobiles - 2.3%
BYD Co. Ltd. (H Shares) (a)	1,096,500	$6,953
Tesla Motors, Inc. (a)	1,879,033	441,178
		448,131
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR	520,700	22,942
ServiceMaster Global Holdings, Inc. (a)	255,300	9,658
Weight Watchers International, Inc. (a)	129,353	1,543
		34,143
Hotels, Restaurants & Leisure - 4.6%
Buffalo Wild Wings, Inc. (a)	452,209	75,953
Chipotle Mexican Grill, Inc.(a)	675,370	286,350
Darden Restaurants, Inc.	91,200	5,614
Dave & Buster's Entertainment, Inc. (a)	1,775,813	79,024
Domino's Pizza, Inc.	240,171	35,377
Extended Stay America, Inc. unit	277,700	3,932
Hilton Worldwide Holdings, Inc.	853,176	19,785
Las Vegas Sands Corp.	246,500	12,485
McDonald's Corp.	566,275	66,622
MGM Mirage, Inc. (a)	1,350,942	32,396
Panera Bread Co. Class A (a)	137,600	30,178
Starbucks Corp.	4,033,247	234,130
Texas Roadhouse, Inc. Class A	39,800	1,879
Wingstop, Inc. (b)	152,000	3,952
		887,677
Household Durables - 1.2%
Mohawk Industries, Inc. (a)	11,249	2,350
Newell Brands, Inc.	1,378,002	72,290
Nien Made Enterprise Co. Ltd.	437,000	4,573
Sony Corp.	1,664,300	54,634
Sony Corp. sponsored ADR	990,975	33,108
Whirlpool Corp.	335,832	64,601
		231,556
Internet & Catalog Retail - 8.0%
Amazon.com, Inc. (a)	1,524,987	1,157,179
Ctrip.com International Ltd. ADR (a)	565,533	24,697
Expedia, Inc.	739,099	86,216
Groupon, Inc. Class A (a)	1,081,314	5,212
Netflix, Inc. (a)	1,028,248	93,828
Priceline Group, Inc. (a)	129,505	174,937
The Honest Co., Inc. (a)(c)	150,143	5,782
		1,547,851
Leisure Products - 0.2%
Mattel, Inc.	1,142,488	38,136
NJOY, Inc. (a)(c)	8,088,440	324
Spin Master Corp. (a)	410,200	8,420
		46,880
Media - 0.9%
Altice NV Class A (a)	2,599,717	38,584
Charter Communications, Inc. Class A (a)	266,894	62,685
Lions Gate Entertainment Corp. (b)	719,765	14,388
Naspers Ltd. Class N	178,100	27,948
The Walt Disney Co.	355,751	34,134
		177,739
Multiline Retail - 1.2%
B&M European Value Retail S.A.	3,059,462	10,418
Dollar Tree, Inc. (a)	873,365	84,096
JC Penney Corp., Inc. (a)(b)	224,366	2,167
Kohl's Corp.	320,600	13,334
Macy's, Inc.	596,500	21,373
Ollie's Bargain Outlet Holdings, Inc. (a)	86,722	2,267
Target Corp.	1,234,746	93,013
		226,668
Specialty Retail - 4.2%
Abercrombie & Fitch Co. Class A	287,800	5,960
Advance Auto Parts, Inc.	47,600	8,085
AutoZone, Inc. (a)	24,177	19,679
Dick's Sporting Goods, Inc.	152,700	7,832
Home Depot, Inc.	2,907,124	401,881
Inditex SA	484,826	16,767
L Brands, Inc.	1,638,536	121,088
Lowe's Companies, Inc.	363,500	29,909
O'Reilly Automotive, Inc. (a)	31,357	9,113
Restoration Hardware Holdings, Inc. (a)(b)	1,565,274	48,226
Ross Stores, Inc.	524,749	32,445
The Children's Place Retail Stores, Inc.	96,100	8,032
TJX Companies, Inc.	1,292,767	105,645
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	40,984	10,705
		825,367
Textiles, Apparel & Luxury Goods - 3.5%
adidas AG	1,348,842	221,577
Coach, Inc.	193,200	8,329
G-III Apparel Group Ltd. (a)	733,639	29,368
Kate Spade & Co. (a)	689,202	14,949
lululemon athletica, Inc. (a)(b)	1,412,372	109,671
NIKE, Inc. Class B	1,875,344	104,082
PVH Corp.	606,281	61,271
Ralph Lauren Corp.	261,000	25,601
Regina Miracle International Holdings Ltd. (b)	6,143,551	6,747
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,934,595	46,469
Tory Burch LLC unit (c)(d)	293,611	18,266
Under Armour, Inc. Class C (non-vtg.)	1,071,853	38,265
		684,595

TOTAL CONSUMER DISCRETIONARY		5,110,607

CONSUMER STAPLES - 8.0%
Beverages - 2.6%
Anheuser-Busch InBev SA NV ADR	423,474	54,814
Constellation Brands, Inc. Class A (sub. vtg.)	399,727	65,807
Molson Coors Brewing Co. Class B	1,056,455	107,927
Monster Beverage Corp. (a)	1,118,395	179,648
The Coca-Cola Co.	2,432,765	106,142
		514,338
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	1,246,497	208,439
CVS Health Corp.	419,306	38,878
Sprouts Farmers Market LLC (a)	353,500	8,176
United Natural Foods, Inc. (a)	116,900	5,843
Whole Foods Market, Inc.	137,218	4,182
		265,518
Food Products - 1.3%
Associated British Foods PLC	1,057,745	37,671
Bunge Ltd.	202,000	13,300
Edita Food Industries SAE GDR (e)	259,200	1,581
Mead Johnson Nutrition Co. Class A	515,800	46,009
Mondelez International, Inc.	1,836,833	80,784
The Hain Celestial Group, Inc. (a)	1,218,771	64,339
The J.M. Smucker Co.	13,500	2,081
TreeHouse Foods, Inc. (a)	107,700	11,114
		256,879
Household Products - 0.2%
Spectrum Brands Holdings, Inc.	303,700	39,107
Personal Products - 1.8%
Coty, Inc. Class A	250,800	6,739
Estee Lauder Companies, Inc. Class A	1,017,472	94,523
Herbalife Ltd. (a)	1,454,040	98,889
Nu Skin Enterprises, Inc. Class A (b)	2,665,324	142,328
		342,479
Tobacco - 0.7%
Imperial Tobacco Group PLC	203,133	10,709
Reynolds American, Inc.	2,394,361	119,862
		130,571

TOTAL CONSUMER STAPLES		1,548,892

ENERGY - 2.4%
Energy Equipment & Services - 0.2%
Baker Hughes, Inc.	533,900	25,536
National Oilwell Varco, Inc.	235,300	7,612
		33,148
Oil, Gas & Consumable Fuels - 2.2%
Anadarko Petroleum Corp.	1,367,132	74,550
Apache Corp.	264,100	13,865
Cabot Oil & Gas Corp.	166,600	4,110
Carrizo Oil & Gas, Inc. (a)	290,600	9,532
Cimarex Energy Co.	375,650	45,086
Continental Resources, Inc. (a)	1,256,841	55,364
Devon Energy Corp.	922,400	35,309
EOG Resources, Inc.	631,858	51,623
Pioneer Natural Resources Co.	374,526	60,887
SM Energy Co.	943,300	25,592
Suncor Energy, Inc.	274,100	7,377
Targa Resources Corp.	200,500	7,471
Whiting Petroleum Corp. (a)	2,558,600	18,857
Williams Partners LP	597,600	22,314
		431,937

TOTAL ENERGY		465,085

FINANCIALS - 4.3%
Banks - 1.4%
Bank of America Corp.	4,206,621	60,954
Citigroup, Inc.	1,342,121	58,798
HDFC Bank Ltd. sponsored ADR	647,917	44,881
JPMorgan Chase & Co.	1,577,436	100,909
		265,542
Capital Markets - 0.5%
BlackRock, Inc. Class A	151,664	55,547
Charles Schwab Corp.	776,741	22,075
Fairfax India Holdings Corp. (a)	907,400	9,128
Goldman Sachs Group, Inc.	96,600	15,341
		102,091
Diversified Financial Services - 2.2%
Bats Global Markets, Inc.	603,700	15,322
Broadcom Ltd.	2,361,859	382,574
MSCI, Inc. Class A	155,600	13,388
WME Entertainment Parent, LLC Class A unit (c)(d)	3,718,505	7,638
		418,922
Real Estate Investment Trusts - 0.1%
Extra Space Storage, Inc.	277,987	23,912
Real Estate Management & Development - 0.0%
Parsvnath Developers Ltd. (a)(f)	21,771,340	7,823
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	697,722	14,388

TOTAL FINANCIALS		832,678

HEALTH CARE - 14.2%
Biotechnology - 9.0%
ACADIA Pharmaceuticals, Inc. (a)	118,500	4,389
Acceleron Pharma, Inc. (a)	143,443	4,866
Agios Pharmaceuticals, Inc. (a)(b)	191,678	8,670
Aimmune Therapeutics, Inc. (a)(b)	397,357	4,764
Alexion Pharmaceuticals, Inc. (a)	1,079,069	138,768
Alkermes PLC (a)	1,021,247	50,960
Alnylam Pharmaceuticals, Inc. (a)	676,140	46,032
Amgen, Inc.	1,733,286	298,177
ARIAD Pharmaceuticals, Inc. (a)	434,900	4,136
Ascendis Pharma A/S sponsored ADR (a)	329,051	4,738
BeiGene Ltd. sponsored ADR	34,400	903
Biogen, Inc. (a)	780,690	226,345
BioMarin Pharmaceutical, Inc. (a)	337,287	33,533
bluebird bio, Inc. (a)	243,667	13,933
Catabasis Pharmaceuticals, Inc. (a)(b)	517,993	1,989
Celgene Corp. (a)	2,302,472	258,314
Cellectis SA sponsored ADR (a)	66,409	1,751
Chiasma, Inc. (a)(b)	297,051	787
Chiasma, Inc. (e)	221,566	587
Chiasma, Inc. warrants	55,391	40
Chimerix, Inc. (a)	84,385	337
Coherus BioSciences, Inc. (a)(b)	556,989	14,142
Corvus Pharmaceuticals, Inc.	143,500	1,887
Corvus Pharmaceuticals, Inc.	338,682	4,231
CytomX Therapeutics, Inc.	164,076	1,651
CytomX Therapeutics, Inc. (e)	378,621	3,809
DBV Technologies SA sponsored ADR (a)(b)	106,654	3,690
Editas Medicine, Inc. (b)	339,400	8,729
Editas Medicine, Inc.	276,353	7,037
Exelixis, Inc. (a)(b)	2,789,291	25,606
FibroGen, Inc. (a)	366,641	7,014
GenSight Biologics SA	632,364	5,656
Gilead Sciences, Inc.	561,138	44,594
Global Blood Therapeutics, Inc. (a)(b)	516,609	9,237
Heron Therapeutics, Inc. (a)	111,781	1,858
Intellia Therapeutics, Inc.	191,600	3,625
Intellia Therapeutics, Inc.	409,999	6,981
Intercept Pharmaceuticals, Inc. (a)	147,521	25,526
Intrexon Corp. (a)(b)	470,517	11,918
Ionis Pharmaceuticals, Inc. (a)	125,129	3,653
Ironwood Pharmaceuticals, Inc. Class A (a)	1,056,367	14,926
Merrimack Pharmaceuticals, Inc. (a)(b)	1,562,425	9,062
Mirati Therapeutics, Inc. (a)	92,632	430
Momenta Pharmaceuticals, Inc. (a)	96,269	1,084
Neurocrine Biosciences, Inc. (a)	624,447	31,366
Novavax, Inc. (a)	436,504	3,195
Portola Pharmaceuticals, Inc. (a)	299,425	7,773
Prothena Corp. PLC (a)	102,959	5,668
Radius Health, Inc. (a)(b)	84,085	3,962
Regeneron Pharmaceuticals, Inc. (a)	529,608	225,147
Sage Therapeutics, Inc. (a)	119,267	5,350
Seattle Genetics, Inc. (a)	400,493	19,248
Seres Therapeutics, Inc. (a)	48,733	533
Spark Therapeutics, Inc. (a)	155,019	8,982
TESARO, Inc. (a)	67,700	6,312
Trevena, Inc. (a)	1,029,195	6,453
Ultragenyx Pharmaceutical, Inc. (a)	58,420	3,697
Vertex Pharmaceuticals, Inc. (a)	1,070,402	103,829
Xencor, Inc. (a)	109,850	2,081
		1,753,961
Health Care Equipment & Supplies - 2.1%
Boston Scientific Corp. (a)	4,485,838	108,916
Danaher Corp.	655,159	53,356
DexCom, Inc. (a)	124,729	11,504
Edwards Lifesciences Corp. (a)	66,100	7,570
Insulet Corp. (a)	118,000	4,176
Intuitive Surgical, Inc. (a)	160,441	111,628
Invuity, Inc. (a)	604,811	6,230
Medtronic PLC	739,725	64,822
Nevro Corp. (a)(b)	490,321	40,550
		408,752
Health Care Providers & Services - 0.7%
Adeptus Health, Inc. Class A (a)(b)	821,468	36,613
AmSurg Corp. (a)	401,756	30,136
Anthem, Inc.	113,000	14,841
Apollo Hospitals Enterprise Ltd.	840,757	17,178
Cigna Corp.	128,300	16,546
Dr Lal Pathlabs Ltd.	7,779	113
UnitedHealth Group, Inc.	83,362	11,937
Wellcare Health Plans, Inc. (a)	35,000	3,738
		131,102
Health Care Technology - 0.1%
athenahealth, Inc. (a)	74,973	9,581
Evolent Health, Inc. (a)	240,272	5,656
		15,237
Life Sciences Tools & Services - 0.0%
Lonza Group AG	37,634	7,094
Thermo Fisher Scientific, Inc.	12,600	2,001
		9,095
Pharmaceuticals - 2.3%
Achaogen, Inc. (a)	324,457	1,275
Bristol-Myers Squibb Co.	2,066,785	154,616
Catalent, Inc. (a)	84,400	2,156
Cempra, Inc. (a)(b)	131,800	2,368
Dermira, Inc. (a)	323,548	10,858
Eli Lilly & Co.	233,000	19,313
Endo International PLC (a)	2,149,856	37,322
GW Pharmaceuticals PLC ADR (a)	209,696	19,779
Intra-Cellular Therapies, Inc. (a)	180,557	7,367
Jazz Pharmaceuticals PLC (a)	230,644	34,820
Johnson & Johnson	108,100	13,537
Pacira Pharmaceuticals, Inc. (a)(b)	599,784	21,742
Patheon NV	266,100	6,881
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,561,099	83,519
The Medicines Company (a)	524,924	20,530
		436,083

TOTAL HEALTH CARE		2,754,230

INDUSTRIALS - 4.7%
Aerospace & Defense - 0.9%
Honeywell International, Inc.	835,098	97,147
Lockheed Martin Corp.	92,097	23,276
Northrop Grumman Corp.	107,169	23,216
Raytheon Co.	135,615	18,922
Space Exploration Technologies Corp. Class A (a)(c)	160,303	15,456
Taser International, Inc. (a)	68,800	1,992
TransDigm Group, Inc. (a)	7,000	1,957
		181,966
Airlines - 1.8%
American Airlines Group, Inc.	685,200	24,325
Azul-Linhas Aereas Brasileiras warrants (a)(c)	165,571	0
Delta Air Lines, Inc.	2,269,949	87,961
InterGlobe Aviation Ltd. (a)	257,728	3,819
JetBlue Airways Corp. (a)	413,000	7,570
Southwest Airlines Co.	3,392,073	125,541
Spirit Airlines, Inc. (a)	829,042	35,442
United Continental Holdings, Inc. (a)	1,119,934	52,514
Wizz Air Holdings PLC (a)	266,810	5,470
		342,642
Building Products - 0.1%
Apogee Enterprises, Inc.	40,500	1,893
Builders FirstSource, Inc. (a)	545,200	7,028
Masco Corp.	298,300	10,882
		19,803
Construction & Engineering - 0.4%
Dycom Industries, Inc. (a)	769,900	72,409
Electrical Equipment - 0.5%
Acuity Brands, Inc.	166,140	43,600
AMETEK, Inc.	161,800	7,609
Emerson Electric Co.	136,400	7,625
Fortive Corp. (a)	366,879	17,687
Regal Beloit Corp.	193,200	11,787
SolarCity Corp. (a)	154,000	4,112
		92,420
Industrial Conglomerates - 0.1%
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	649,100	17,240
Machinery - 0.5%
Allison Transmission Holdings, Inc.	597,000	17,206
Caterpillar, Inc.	176,300	14,591
Eicher Motors Ltd.	14,288	4,815
Ingersoll-Rand PLC	175,500	11,629
Pentair PLC	112,800	7,199
Rational AG	16,338	7,904
Wabtec Corp.	319,700	21,899
Xylem, Inc.	323,700	15,476
		100,719
Professional Services - 0.0%
Equifax, Inc.	42,342	5,609
Road & Rail - 0.0%
Genesee & Wyoming, Inc. Class A (a)	62,400	4,040
Trading Companies & Distributors - 0.4%
HD Supply Holdings, Inc. (a)	1,947,147	70,467

TOTAL INDUSTRIALS		907,315

INFORMATION TECHNOLOGY - 35.7%
Communications Equipment - 0.1%
Arista Networks, Inc. (a)(b)	139,200	9,921
Electronic Equipment & Components - 0.2%
Fitbit, Inc. (a)(b)	1,616,286	22,078
Jabil Circuit, Inc.	545,800	11,107
QLogic Corp. (a)	251,500	3,903
		37,088
Internet Software & Services - 14.6%
58.com, Inc. ADR (a)	394,700	20,528
Akamai Technologies, Inc. (a)	267,400	13,512
Alibaba Group Holding Ltd. sponsored ADR (a)	1,727,516	142,486
Alphabet, Inc.:
Class A	1,448,536	1,146,284
Class C (a)	454,584	349,480
Dropbox, Inc. (a)(c)	1,003,814	11,152
eBay, Inc. (a)	5,692,500	177,378
Facebook, Inc. Class A (a)	6,326,684	784,129
GoDaddy, Inc. (a)	129,300	3,869
Gogo, Inc. (a)(b)	1,800,142	15,139
MercadoLibre, Inc.	43,600	6,674
New Relic, Inc. (a)	172,881	5,954
Rackspace Hosting, Inc. (a)	3,301,405	77,352
Shopify, Inc. Class A (a)	159,300	5,459
Tencent Holdings Ltd.	2,902,100	70,095
Yandex NV (a)	406,400	8,799
		2,838,290
IT Services - 3.9%
Cognizant Technology Solutions Corp. Class A (a)	2,618,764	150,553
EOH Holdings Ltd.	179,100	1,828
Global Payments, Inc.	52,700	3,935
MasterCard, Inc. Class A	2,454,783	233,794
Vakrangee Ltd. (a)	726,776	2,032
Visa, Inc. Class A	4,764,985	371,907
		764,049
Semiconductors & Semiconductor Equipment - 3.9%
Applied Materials, Inc.	4,240,000	111,470
Cavium, Inc. (a)	1,131,919	52,827
Cirrus Logic, Inc. (a)	1,378,327	66,973
Lam Research Corp.	375,500	33,709
Maxim Integrated Products, Inc.	51,100	2,084
Mellanox Technologies Ltd. (a)	237,200	10,479
Micron Technology, Inc. (a)	624,900	8,586
Monolithic Power Systems, Inc.	68,935	5,013
NVIDIA Corp.	2,329,748	133,029
NXP Semiconductors NV (a)	3,852,058	323,920
Qualcomm, Inc.	31,400	1,965
Semtech Corp. (a)	310,700	7,898
		757,953
Software - 7.4%
Activision Blizzard, Inc.	5,852,287	235,028
Adobe Systems, Inc. (a)	1,044,302	102,195
Appirio, Inc. (a)(c)	87,529	315
Electronic Arts, Inc. (a)	2,331,571	177,945
HubSpot, Inc. (a)	51,829	2,829
Microsoft Corp.	3,136,901	177,800
Mobileye NV (a)(b)	1,495,676	71,658
Nintendo Co. Ltd.	66,500	13,803
Paycom Software, Inc. (a)(b)	439,065	20,728
RealPage, Inc. (a)	56,000	1,408
Red Hat, Inc. (a)	297,011	22,362
Salesforce.com, Inc. (a)	5,669,941	463,801
SAP AG sponsored ADR	120,700	10,548
Splunk, Inc. (a)	163,400	10,219
Tableau Software, Inc. (a)	563,624	31,850
Workday, Inc. Class A (a)	827,954	69,002
Zendesk, Inc. (a)	599,681	18,134
		1,429,625
Technology Hardware, Storage & Peripherals - 5.6%
Apple, Inc.	9,856,726	1,027,169
Samsung Electronics Co. Ltd.	13,396	18,527
Western Digital Corp.	771,300	36,644
		1,082,340

TOTAL INFORMATION TECHNOLOGY		6,919,266

MATERIALS - 1.5%
Chemicals - 1.5%
Albemarle Corp. U.S.	529,242	44,546
Ashland, Inc.	170,900	19,353
CF Industries Holdings, Inc.	2,696,557	66,551
E.I. du Pont de Nemours & Co.	140,000	9,684
FMC Corp.	244,100	11,605
Monsanto Co.	481,400	51,399
Potash Corp. of Saskatchewan, Inc.	860,500	13,412
PPG Industries, Inc.	38,500	4,031
Sherwin-Williams Co.	42,300	12,679
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	443,400	10,987
The Dow Chemical Co.	485,100	26,035
W.R. Grace & Co.	51,500	3,856
Westlake Chemical Corp.	171,900	7,863
		282,001
Construction Materials - 0.0%
Martin Marietta Materials, Inc.	20,600	4,175
U.S. Concrete, Inc. (a)	31,200	2,012
		6,187

TOTAL MATERIALS		288,188

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
Bharti Infratel Ltd.	4,836,707	28,692
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	254,300	11,784

TOTAL TELECOMMUNICATION SERVICES		40,476

TOTAL COMMON STOCKS
(Cost $12,630,919)		18,866,737

Preferred Stocks - 2.6%
Convertible Preferred Stocks - 2.5%
CONSUMER DISCRETIONARY - 0.1%
Internet & Catalog Retail - 0.1%
The Honest Co., Inc.:
Series C (a)(c)	350,333	13,491
Series D (c)	77,448	2,982
		16,473
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (a)(c)	780,377	12,954
Food Products - 0.1%
BLUE BOTTLE Coffee, Inc. Series C (a)(c)	632,822	10,201
Tobacco - 0.0%
PAX Labs, Inc. Series C (a)(c)	2,555,833	6,722
TOTAL CONSUMER STAPLES		29,877
FINANCIALS - 0.0%
Consumer Finance - 0.0%
Oportun Finance Corp. Series H (a)(c)	3,552,125	9,804
HEALTH CARE - 0.2%
Biotechnology - 0.1%
AC Immune SA Series E (c)	603,000	5,813
Immunocore Ltd. Series A (c)	11,275	2,633
Pronutria Biosciences, Inc. Series C (a)(c)	545,634	9,379
		17,825
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A8 (c)	2,728,716	19,893
TOTAL HEALTH CARE		37,718
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series G (a)(c)	97,277	9,379
Airlines - 0.0%
Azul-Linhas Aereas Brasileiras Series B (a)(c)	165,571	7,660
Professional Services - 0.1%
YourPeople, Inc. Series C (a)(c)	692,196	10,521
TOTAL INDUSTRIALS		27,560
INFORMATION TECHNOLOGY - 1.9%
Internet Software & Services - 1.5%
Jet.Com, Inc. Series B1 (c)	2,928,086	25,577
Uber Technologies, Inc.:
Series D, 8.00% (a)(c)	5,156,948	251,516
Series E, 8.00% (a)(c)	102,648	5,006
		282,099
IT Services - 0.1%
AppNexus, Inc. Series E (a)(c)	646,522	11,133
Nutanix, Inc. Series E (a)(c)	482,746	7,526
		18,659
Software - 0.3%
Appirio, Inc. Series E (a)(c)	612,702	2,206
Bracket Computing, Inc. Series C (c)	1,207,761	4,082
Cloudera, Inc. Series F (a)(c)	186,078	5,439
Cloudflare, Inc. Series D (a)(c)	696,025	4,336
Dataminr, Inc. Series D (a)(c)	277,250	1,785
Delphix Corp. Series D (c)	675,445	3,647
Malwarebytes Corp. Series B (c)	1,056,193	9,846
Snapchat, Inc. Series F (a)(c)	899,719	27,639
Taboola.Com Ltd. Series E (a)(c)	634,902	7,124
		66,104
TOTAL INFORMATION TECHNOLOGY		366,862

TOTAL CONVERTIBLE PREFERRED STOCKS		488,294

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Catalog Retail - 0.1%
China Internet Plus Holdings Ltd. Series A-11 (c)	3,163,704	12,214
TOTAL PREFERRED STOCKS
(Cost $324,406)		500,508

Money Market Funds - 0.9%
Fidelity Securities Lending Cash Central Fund, 0.45% (g)(h)
(Cost $177,355)	177,354,712	177,355
TOTAL INVESTMENT PORTFOLIO - 100.8%
(Cost $13,132,680)		19,544,600
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(155,656)
NET ASSETS - 100%		$19,388,944

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $559,441,000 or 2.9% of net assets.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,977,000 or 0.0% of net assets.

 (f) Affiliated company

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
AC Immune SA Series E	10/19/15	$5,811
Appirio, Inc.	2/12/15	$625
Appirio, Inc. Series E	2/12/15	$4,375
AppNexus, Inc. Series E	8/1/14	$12,951
Azul-Linhas Aereas Brasileiras Series B	12/24/13	$7,023
Azul-Linhas Aereas Brasileiras warrants	12/24/13	$0
Blue Apron, Inc. Series D	5/18/15	$10,400
BLUE BOTTLE Coffee, Inc. Series C	5/29/15	$21,086
Bracket Computing, Inc. Series C	9/9/15	$9,500
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$10,000
Cloudera, Inc. Series F	2/5/14	$2,709
Cloudflare, Inc. Series D	11/5/14 - 6/24/15	$4,349
Dataminr, Inc. Series D	3/6/15	$3,535
Delphix Corp. Series D	7/10/15	$6,079
Dropbox, Inc.	5/2/12	$9,084
Immunocore Ltd. Series A	7/27/15	$2,122
Jet.Com, Inc. Series B1	11/24/15	$14,605
Malwarebytes Corp. Series B	12/21/15	$10,958
Mulberry Health, Inc. Series A8	1/20/16	$18,432
NJOY, Inc.	6/7/13 - 2/14/14	$16,957
Nutanix, Inc. Series E	8/26/14	$6,467
Oportun Finance Corp. Series H	2/6/15	$10,114
PAX Labs, Inc. Series C	5/22/15	$9,840
Pronutria Biosciences, Inc. Series C	1/30/15	$5,500
Snapchat, Inc. Series F	3/25/15 - 2/12/16	$27,639
Space Exploration Technologies Corp. Class A	10/16/15	$14,267
Space Exploration Technologies Corp. Series G	1/20/15	$7,535
Taboola.Com Ltd. Series E	12/22/14	$6,619
The Honest Co., Inc.	8/21/14	$4,062
The Honest Co., Inc. Series C	8/21/14	$9,479
The Honest Co., Inc. Series D	8/3/15	$3,544
Tory Burch LLC unit	5/14/15	$20,890
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$80,000
Uber Technologies, Inc. Series E, 8.00%	12/5/14	$3,420
WME Entertainment Parent, LLC Class A unit	4/13/16	$7,638
YourPeople, Inc. Series C	5/1/15	$10,314

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$45
Fidelity Securities Lending Cash Central Fund	14,459
Total	$14,504

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Nu Skin Enterprises, Inc. Class A	$134,517	$38,421	$58,483	$4,446	$--
Parsvnath Developers Ltd.	6,516	--	--	--	7,823
Total	$141,033	$38,421	$58,483	$4,446	$7,823

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$5,139,294	$4,765,309	$320,926	$53,059
Consumer Staples	1,578,769	1,548,892	--	29,877
Energy	465,085	465,085	--	--
Financials	842,482	825,040	--	17,442
Health Care	2,791,948	2,735,941	18,289	37,718
Industrials	934,875	891,859	--	43,016
Information Technology	7,286,128	6,823,901	83,898	378,329
Materials	288,188	288,188	--	--
Telecommunication Services	40,476	40,476	--	--
Money Market Funds	177,355	177,355	--	--
Total Investments in Securities:	$19,544,600	$18,562,046	$423,113	$559,441

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$298,720
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	37,219
Cost of Purchases	42,390
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$378,329
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2016	$37,219
Equities - Other Investments in Securities
Beginning Balance	$161,801
Net Realized Gain (Loss) on Investment Securities	(3,712)
Net Unrealized Gain (Loss) on Investment Securities	(6,036)
Cost of Purchases	67,258
Proceeds of Sales	(38,199)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$181,112
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2016	$(7,887)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.0%
Netherlands	2.5%
Cayman Islands	2.0%
Singapore	2.0%
Germany	1.2%
Ireland	1.1%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $174,467) — See accompanying schedule: Unaffiliated issuers (cost $12,924,474)	$19,359,422
Fidelity Central Funds (cost $177,355)	177,355
Other affiliated issuers (cost $30,851)	7,823
Total Investments (cost $13,132,680)		$19,544,600
Restricted cash		88
Receivable for investments sold		334,248
Receivable for fund shares sold		8,839
Dividends receivable		4,422
Distributions receivable from Fidelity Central Funds		210
Other receivables		963
Total assets		19,893,370
Liabilities
Payable to custodian bank	$4,852
Payable for investments purchased	273,978
Payable for fund shares redeemed	37,391
Accrued management fee	7,695
Other affiliated payables	2,233
Other payables and accrued expenses	922
Collateral on securities loaned, at value	177,355
Total liabilities		504,426
Net Assets		$19,388,944
Net Assets consist of:
Paid in capital		$12,865,681
Undistributed net investment income		29,362
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		82,002
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,411,899
Net Assets		$19,388,944
Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($14,230,492 ÷ 204,689 shares)		$69.52
Class K:
Net Asset Value, offering price and redemption price per share ($5,158,452 ÷ 74,041 shares)		$69.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2016
Investment Income
Dividends (including $4,446 earned from other affiliated issuers)		$171,375
Income from Fidelity Central Funds (including $14,459 from security lending)		14,504
Total income		185,879
Expenses
Management fee
Basic fee	$107,928
Performance adjustment	17,980
Transfer agent fees	26,104
Accounting and security lending fees	1,776
Custodian fees and expenses	382
Independent trustees' fees and expenses	88
Registration fees	351
Audit	190
Legal	56
Interest	40
Miscellaneous	153
Total expenses before reductions	155,048
Expense reductions	(741)	154,307
Net investment income (loss)		31,572
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	379,021
Other affiliated issuers	(34,403)
Foreign currency transactions	(586)
Total net realized gain (loss)		344,032
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,459)	(1,020,369)
Assets and liabilities in foreign currencies	(24)
Total change in net unrealized appreciation (depreciation)		(1,020,393)
Net gain (loss)		(676,361)
Net increase (decrease) in net assets resulting from operations		$(644,789)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$31,572	$20,601
Net realized gain (loss)	344,032	1,230,303
Change in net unrealized appreciation (depreciation)	(1,020,393)	2,175,419
Net increase (decrease) in net assets resulting from operations	(644,789)	3,426,323
Distributions to shareholders from net investment income	(10,672)	(27,789)
Distributions to shareholders from net realized gain	(1,033,010)	(1,011,245)
Total distributions	(1,043,682)	(1,039,034)
Share transactions - net increase (decrease)	(166,801)	2,274,956
Total increase (decrease) in net assets	(1,855,272)	4,662,245
Net Assets
Beginning of period	21,244,216	16,581,971
End of period	$19,388,944	$21,244,216
Other Information
Undistributed net investment income end of period	$29,362	$9,347

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Blue Chip Growth Fund

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$75.25	$66.72	$59.65	$47.38	$48.17
Income from Investment Operations
Net investment income (loss)A	.09	.05	.15	.39	.10
Net realized and unrealized gain (loss)	(2.16)	12.56	11.63	12.79	.75
Total from investment operations	(2.07)	12.61	11.78	13.18	.85
Distributions from net investment income	(.03)	(.09)	(.24)	(.23)	(.04)
Distributions from net realized gain	(3.63)	(3.99)	(4.47)	(.68)	(1.60)
Total distributions	(3.66)	(4.08)	(4.71)	(.91)	(1.64)
Net asset value, end of period	$69.52	$75.25	$66.72	$59.65	$47.38
Total ReturnB	(2.59)%	19.72%	21.07%	28.25%	2.27%
Ratios to Average Net AssetsC,D
Expenses before reductions	.82%	.89%	.80%	.76%	.90%
Expenses net of fee waivers, if any	.82%	.89%	.80%	.76%	.90%
Expenses net of all reductions	.82%	.88%	.80%	.74%	.89%
Net investment income (loss)	.13%	.07%	.23%	.75%	.21%
Supplemental Data
Net assets, end of period (in millions)	$14,230	$15,346	$11,970	$12,927	$10,595
Portfolio turnover rateE	50%F	51%F	57%F	75%	95%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Blue Chip Growth Fund Class K

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$75.36	$66.82	$59.74	$47.46	$48.21
Income from Investment Operations
Net investment income (loss)A	.16	.13	.23	.47	.17
Net realized and unrealized gain (loss)	(2.15)	12.57	11.64	12.79	.75
Total from investment operations	(1.99)	12.70	11.87	13.26	.92
Distributions from net investment income	(.07)	(.17)	(.33)	(.30)	(.08)
Distributions from net realized gain	(3.63)	(3.99)	(4.47)	(.68)	(1.60)
Total distributions	(3.70)	(4.16)	(4.79)B	(.98)	(1.67)C
Net asset value, end of period	$69.67	$75.36	$66.82	$59.74	$47.46
Total ReturnD	(2.47)%	19.84%	21.23%	28.42%	2.43%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.78%	.68%	.61%	.74%
Expenses net of fee waivers, if any	.70%	.77%	.68%	.61%	.74%
Expenses net of all reductions	.70%	.77%	.67%	.60%	.73%
Net investment income (loss)	.25%	.19%	.36%	.89%	.37%
Supplemental Data
Net assets, end of period (in millions)	$5,158	$5,898	$4,612	$3,506	$2,467
Portfolio turnover rateG	50%H	51%H	57%H	75%	95%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $4.79 per share is comprised of distributions from net investment income of $.325 and distributions from net realized gain of $4.466 per share.

 C Total distributions of $1.67 per share is comprised of distributions from net investment income of $.076 and distributions from net realized gain of $1.598 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 7/31/16	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$559,441	Discounted cash flow	Discount rate	15.0%	Decrease
			Weighted average cost of capital (WACC)	11.6%	Decrease
			Discount for lack of marketability	20.0% - 25.0% / 21.5%	Decrease
			Growth rate	2.5% - 3.0% / 2.9%	Increase
		Market approach	Discount rate	15.0%	Decrease
			Acquisition terms	$8.74	Increase
			Transaction price	$0.00 - $150.00 / $48.45	Increase
			Proxy based premium	21.3%	Increase
			Premium rate	15.0%	Increase
			Put premium	72.5%	Increase
		Market comparable	Enterprise value/Sales multiple (EV/S)	0.6 - 15.6 / 4.1	Increase
			Discount rate	0.9% - 30.0% / 10.6%	Decrease
			Price/Earnings multiple (P/E)	10.6 - 10.9 / 10.7	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	9.9	Increase
			Discount for lack of marketability	10.0% - 25.0% / 14.5%	Decrease
			Enterprise value/Gross profit multiple (EV/GP)	4.8	Increase
			Premium rate	1.0% - 235.0% / 35.9%	Increase
			Recovery rate	0.0%	Increase
		Recovery value	Liquidation preference	$12.75 - $23.41 / $21.94	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, security level mergers and exchanges, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$6,961,896
Gross unrealized depreciation	(707,075)
Net unrealized appreciation (depreciation) on securities	$6,254,821
Tax Cost	$13,289,779

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$30,132
Undistributed long-term capital gain	$239,101
Net unrealized appreciation (depreciation) on securities and other investments	$6,254,800

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$10,672	$ 90,358
Long-term Capital Gains	1,033,010	948,676
Total	$1,043,682	$ 1,039,034

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

At period end, investments held through these Subsidiaries were $25,992 representing 0.13% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $9,836,124 and $10,767,022, respectively.

Exchanges In-Kind. Cash and investments received in-kind through subscriptions totaled $30,618 in exchange for 494 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Redemptions In-Kind. During the period, 4,038 shares of the Fund held by unaffiliated entities were redeemed in-kind for cash and investments with a value of $271,157. The net realized gain of $132,873 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 1,878 shares of the Fund held by unaffiliated entities were redeemed for cash and investments with a value of $137,687. The Fund had a net realized gain of $67,543 on investments delivered through the in-kind redemption. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Blue Chip Growth	$23,645.16
Class K	2,459.05
	$26,104

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $210 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$18,932.59%		$37

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $40 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $17,585. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $1,464 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $14,295. The weighted average interest rate was .89%. The interest expense amounted to $3 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $589 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $151.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Blue Chip Growth	$5,376	$15,581
Class K	5,296	12,208
Total	$10,672	$27,789
From net realized gain
Blue Chip Growth	$753,870	$722,639
Class K	279,140	288,606
Total	$1,033,010	$1,011,245

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Blue Chip Growth
Shares sold	44,585	45,258	$2,977,524	$3,161,935
Reinvestment of distributions	10,852	10,699	732,287	715,067
Shares redeemed	(54,678)	(31,433)	(3,600,373)	(2,196,025)
Net increase (decrease)	759	24,524	$109,438	$1,680,977
Class K
Shares sold	16,845(a)	26,108	$1,123,164(a)	$1,808,830
Reinvestment of distributions	4,210	4,497	284,436	300,814
Shares redeemed	(25,279)(b)	(21,373)(c)	(1,683,839)(b)	(1,515,665)(c)
Net increase (decrease)	(4,224)	9,232	$(276,239)	$593,979

 (a) Amount includes in-kind exchanges (see Note 4: Exchanges In-Kind).

 (b) Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

 (c) Amount includes in-kind redemptions (see Note 4: Prior Fiscal Year Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Blue Chip Growth	.74%
Actual		$1,000.00	$1,099.00	$3.86
Hypothetical-C		$1,000.00	$1,021.18	$3.72
Class K	.62%
Actual		$1,000.00	$1,099.60	$3.24
Hypothetical-C		$1,000.00	$1,021.78	$3.12

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Blue Chip Growth	09/19/16	09/16/16	$0.090	$0.873
Class K	09/19/16	09/16/16	$0.173	$0.873

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $299,746,135, or, if subsequently determined to be different, the net capital gain of such year.

Blue Chip Growth and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Blue Chip Growth and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Blue Chip Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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BCF-K-ANN-0916
1.863113.107

Fidelity Advisor® Small Cap Growth Fund - Class A, Class T, Class C and Class I Annual Report July 31, 2016 Class A, Class T, Class C and Class I are classes of Fidelity® Small Cap Growth Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(8.43)%	10.09%	8.29%
Class T (incl. 3.50% sales charge)	(6.53)%	10.31%	8.25%
Class C (incl. contingent deferred sales charge)	(4.57)%	10.54%	8.10%
Class I	(2.62)%	11.72%	9.27%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Growth Fund - Class A on July 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Period Ending Values
$22,168	Fidelity Advisor® Small Cap Growth Fund - Class A
$22,407	Russell 2000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500 index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Patrick Venanzi:  For the year, the fund’s share classes (excluding sales charges, if applicable) outpaced the -5.30% return of the benchmark Russell 2000® Growth Index. Strong stock selection drove the fund’s relative outperformance, with picks within the financials, consumer discretionary, industrials and health care sectors helping most. The fund's biggest individual contributor – and also its largest holding – was 2U, which provides cloud-based online campuses and learning platforms for nonprofit colleges and universities. Shares of 2U gained about 9% for the year. In April, the firm announced a 12-year extension on one of its contracts as well as new educational programs. Then, in June, the firm reported strong first-quarter financial results along with solid full-year 2016 guidance. A non-index stake in Global Payments, which offers solutions for credit and debit card transactions, gift cards, and other electronic forms of payment, also helped. We sold Global Payments from the fund by period end. Conversely, sector allocation overall proved a modest drag on relative results. Picks in telecommunication services also hurt. The fund’s biggest relative detractor was G-III Apparel Group, a sizable fund holding. G-III sells outerwear and other clothing under a portfolio of brands including Calvin Klein and Tommy Hilfiger. Sales of key outerwear products suffered due to the mild winter this year, which hurt the stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
2U, Inc.	3.3	2.6
NxStage Medical, Inc.	2.5	1.7
Cedar Fair LP (depositary unit)	1.9	0.0
Stamps.com, Inc.	1.9	1.8
Surgical Care Affiliates, Inc.	1.8	1.7
Cirrus Logic, Inc.	1.5	1.0
Store Capital Corp.	1.4	1.1
Integra LifeSciences Holdings Corp.	1.4	0.5
Bright Horizons Family Solutions, Inc.	1.3	1.6
RealPage, Inc.	1.3	0.5
	18.3

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.7	23.7
Health Care	26.1	22.7
Industrials	15.3	11.9
Consumer Discretionary	12.3	15.7
Financials	8.1	10.0

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 8.4%

As of January 31, 2016*
Stocks	92.8%
Other Investments	2.1%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

 * Foreign investments - 5.6%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
CONSUMER DISCRETIONARY - 12.3%
Auto Components - 0.7%
Drew Industries, Inc.	100,000	$9,161,000
Visteon Corp.	89,100	6,245,019
		15,406,019
Automobiles - 0.2%
Thor Industries, Inc.	48,966	3,747,858
Distributors - 1.5%
LKQ Corp. (a)	400,000	13,756,000
Pool Corp.	170,000	17,387,600
		31,143,600
Diversified Consumer Services - 2.3%
Bright Horizons Family Solutions, Inc. (a)	402,100	26,968,847
Grand Canyon Education, Inc. (a)	229,800	9,665,388
Service Corp. International	342,900	9,505,188
		46,139,423
Hotels, Restaurants & Leisure - 3.9%
Bojangles', Inc. (a)	2,000	34,760
Cedar Fair LP (depositary unit)	668,129	39,553,237
Dave & Buster's Entertainment, Inc. (a)	362,800	16,144,600
Vail Resorts, Inc.	146,000	20,888,220
Wingstop, Inc. (b)	158,900	4,131,400
		80,752,217
Household Durables - 1.2%
TopBuild Corp. (a)	330,000	12,460,800
Universal Electronics, Inc. (a)	149,209	11,539,824
		24,000,624
Leisure Products - 0.5%
Malibu Boats, Inc. Class A (a)	279,036	3,806,051
Vista Outdoor, Inc. (a)	120,000	6,006,000
		9,812,051
Specialty Retail - 1.5%
Burlington Stores, Inc. (a)	230,000	17,597,300
Michaels Companies, Inc. (a)	250,000	6,590,000
Winmark Corp.	72,357	7,276,943
		31,464,243
Textiles, Apparel & Luxury Goods - 0.5%
G-III Apparel Group Ltd. (a)	251,800	10,079,554

TOTAL CONSUMER DISCRETIONARY		252,545,589

CONSUMER STAPLES - 4.6%
Food & Staples Retailing - 1.5%
Casey's General Stores, Inc.	105,900	14,141,886
United Natural Foods, Inc. (a)	314,159	15,701,667
		29,843,553
Food Products - 2.0%
Darling International, Inc. (a)	1,189,300	18,767,154
Post Holdings, Inc. (a)	120,000	10,400,400
TreeHouse Foods, Inc. (a)	122,500	12,640,775
		41,808,329
Household Products - 1.1%
Central Garden & Pet Co. (a)(b)	300,000	7,278,000
Central Garden & Pet Co. Class A (non-vtg.) (a)	300,000	6,837,000
Spectrum Brands Holdings, Inc.	70,000	9,013,900
		23,128,900

TOTAL CONSUMER STAPLES		94,780,782

ENERGY - 1.9%
Energy Equipment & Services - 1.6%
Dril-Quip, Inc. (a)	83,700	4,555,791
Frank's International NV	400,000	4,928,000
Oil States International, Inc. (a)	330,000	10,203,600
Superior Drilling Products, Inc. (a)	602,986	1,006,987
Tesco Corp.	722,960	4,778,766
Transocean Partners LLC	494,705	5,402,179
Xtreme Drilling & Coil Services Corp. (a)	1,289,000	2,379,267
		33,254,590
Oil, Gas & Consumable Fuels - 0.3%
StealthGas, Inc. (a)	1,414,187	5,034,506

TOTAL ENERGY		38,289,096

FINANCIALS - 8.1%
Diversified Financial Services - 1.9%
Bats Global Markets, Inc. (b)	439,100	11,144,358
Cotiviti Holdings, Inc.	400,000	9,656,000
MSCI, Inc. Class A	220,000	18,928,800
		39,729,158
Insurance - 2.1%
First American Financial Corp.	573,000	23,957,130
NIB Holdings Ltd.	2,500,000	8,796,421
ProAssurance Corp.	190,000	9,815,400
		42,568,951
Real Estate Investment Trusts - 2.5%
Coresite Realty Corp.	260,000	21,457,800
Store Capital Corp.	917,300	28,610,587
		50,068,387
Thrifts & Mortgage Finance - 1.6%
Essent Group Ltd. (a)	550,000	13,178,000
Meridian Bancorp, Inc.	1,326,534	19,500,050
		32,678,050

TOTAL FINANCIALS		165,044,546

HEALTH CARE - 26.1%
Biotechnology - 6.4%
Alder Biopharmaceuticals, Inc. (a)	330,000	10,593,000
Amicus Therapeutics, Inc. (a)(b)	849,700	5,709,984
Ascendis Pharma A/S sponsored ADR (a)(b)	365,183	5,258,635
Blueprint Medicines Corp. (a)(b)	250,000	5,527,500
Cellectis SA sponsored ADR (a)	129,100	3,404,367
Coherus BioSciences, Inc. (a)(b)	306,750	7,788,383
Curis, Inc. (a)	998,200	1,676,976
DBV Technologies SA sponsored ADR (a)	154,188	5,334,905
Dyax Corp. rights 12/31/19 (a)	380,400	916,764
Dynavax Technologies Corp. (a)(b)	251,625	3,882,574
Five Prime Therapeutics, Inc. (a)	138,100	7,000,289
Heron Therapeutics, Inc. (a)(b)	262,200	4,357,764
Intercept Pharmaceuticals, Inc. (a)	31,600	5,467,748
La Jolla Pharmaceutical Co. (a)	152,622	2,594,574
Ligand Pharmaceuticals, Inc. Class B (a)	80,000	10,790,400
Lion Biotechnologies, Inc. (a)	581,930	5,144,261
Macrogenics, Inc. (a)	280,000	8,565,200
Mirati Therapeutics, Inc. (a)(b)	53,241	247,038
Novavax, Inc. (a)	1,717,697	12,573,542
Otonomy, Inc. (a)	438,029	6,290,096
TESARO, Inc. (a)	109,200	10,181,808
Ultragenyx Pharmaceutical, Inc. (a)	110,000	6,960,800
		130,266,608
Health Care Equipment & Supplies - 8.4%
Cantel Medical Corp.	123,096	8,241,277
Cerus Corp. (a)(b)	1,040,617	7,690,160
Cryolife, Inc.	283,565	4,131,542
Hill-Rom Holdings, Inc.	344,000	18,379,920
ICU Medical, Inc. (a)	102,500	11,967,900
Insulet Corp. (a)	300,000	10,617,000
Integra LifeSciences Holdings Corp. (a)	330,000	27,809,100
Nevro Corp. (a)(b)	171,200	14,158,240
NxStage Medical, Inc. (a)	2,330,732	51,532,485
Wright Medical Group NV (a)	772,129	16,932,789
		171,460,413
Health Care Providers & Services - 3.9%
Amedisys, Inc. (a)	260,000	13,923,000
LHC Group, Inc. (a)	40,684	1,841,358
Patterson Companies, Inc.	200,000	9,872,000
Surgical Care Affiliates, Inc. (a)	700,917	36,454,693
VCA, Inc. (a)	266,500	19,012,110
		81,103,161
Health Care Technology - 2.0%
athenahealth, Inc. (a)	110,557	14,128,079
Evolent Health, Inc. (a)(b)	300,000	7,062,000
Press Ganey Holdings, Inc. (a)(b)	190,000	7,584,800
Veeva Systems, Inc. Class A (a)	352,659	13,397,515
		42,172,394
Life Sciences Tools & Services - 1.6%
Bruker Corp.	271,500	6,765,780
Cambrex Corp. (a)	250,000	13,102,500
Charles River Laboratories International, Inc. (a)	140,000	12,310,200
		32,178,480
Pharmaceuticals - 3.8%
Catalent, Inc. (a)	896,600	22,899,164
Collegium Pharmaceutical, Inc. (a)(b)	220,000	2,668,600
GW Pharmaceuticals PLC ADR (a)	100,000	9,432,000
Patheon NV	327,900	8,479,494
Prestige Brands Holdings, Inc. (a)	304,175	16,273,363
SCYNEXIS, Inc. (a)	931,989	1,882,618
SCYNEXIS, Inc. warrants 6/21/21 (a)	168,750	109,920
The Medicines Company (a)	200,000	7,822,000
TherapeuticsMD, Inc. (a)	1,019,345	7,920,311
		77,487,470

TOTAL HEALTH CARE		534,668,526

INDUSTRIALS - 15.3%
Aerospace & Defense - 3.2%
Aerojet Rocketdyne Holdings, Inc. (a)	917,491	17,303,880
Astronics Corp. (a)	27,159	1,039,375
BWX Technologies, Inc.	411,000	15,128,910
Curtiss-Wright Corp.	180,000	16,018,200
Huntington Ingalls Industries, Inc.	95,000	16,395,100
		65,885,465
Building Products - 1.5%
A.O. Smith Corp.	72,000	6,688,080
Gibraltar Industries, Inc. (a)	564,811	19,926,532
Universal Forest Products, Inc.	40,000	4,324,800
		30,939,412
Commercial Services & Supplies - 2.9%
Deluxe Corp.	244,039	16,494,596
KAR Auction Services, Inc.	335,000	14,327,950
Knoll, Inc.	558,400	14,099,600
Matthews International Corp. Class A	240,018	14,427,482
		59,349,628
Construction & Engineering - 1.2%
Dycom Industries, Inc. (a)	140,000	13,167,000
Granite Construction, Inc.	225,000	11,200,500
		24,367,500
Electrical Equipment - 1.5%
AZZ, Inc.	269,991	16,761,041
Regal Beloit Corp.	217,387	13,262,781
		30,023,822
Machinery - 3.0%
Allison Transmission Holdings, Inc.	484,118	13,952,281
Hillenbrand, Inc.	110,099	3,561,703
John Bean Technologies Corp.	265,741	17,783,388
Rexnord Corp. (a)	192,797	4,104,648
Xylem, Inc.	470,000	22,470,700
		61,872,720
Professional Services - 0.6%
CBIZ, Inc. (a)	796,100	8,605,841
GP Strategies Corp. (a)	200,557	4,203,675
		12,809,516
Road & Rail - 1.4%
Landstar System, Inc.	100,000	7,049,000
Swift Transporation Co. (a)	1,130,000	21,752,500
		28,801,500

TOTAL INDUSTRIALS		314,049,563

INFORMATION TECHNOLOGY - 27.7%
Communications Equipment - 1.1%
InterDigital, Inc.	361,339	21,337,068
Electronic Equipment & Components - 3.5%
Cardtronics PLC	140,883	6,197,443
CDW Corp.	320,000	13,737,600
Coherent, Inc. (a)	94,396	10,010,696
Fabrinet (a)	430,000	16,236,800
Jabil Circuit, Inc.	438,330	8,920,016
Orbotech Ltd. (a)	550,000	15,691,500
		70,794,055
Internet Software & Services - 7.7%
2U, Inc. (a)(b)	1,920,117	67,165,690
Benefitfocus, Inc. (a)(b)	58,972	2,535,796
Cimpress NV (a)(b)	125,000	11,850,000
Cornerstone OnDemand, Inc. (a)	200,000	8,638,000
GoDaddy, Inc. (a)	730,000	21,841,600
Instructure, Inc. (a)(b)	334,277	7,267,182
Stamps.com, Inc. (a)(b)	512,896	38,880,081
		158,178,349
IT Services - 5.3%
Black Knight Financial Services, Inc. Class A (a)	175,000	6,798,750
Broadridge Financial Solutions, Inc.	200,100	13,542,768
Convergys Corp.	440,000	11,726,000
Euronet Worldwide, Inc. (a)	125,000	9,532,500
ExlService Holdings, Inc. (a)	299,977	14,851,861
Gartner, Inc. Class A (a)	88,496	8,871,724
Genpact Ltd. (a)	560,000	14,991,200
Perficient, Inc. (a)	795,500	17,676,010
Planet Payment, Inc. (a)	1,500,000	7,035,000
WNS Holdings Ltd. sponsored ADR (a)	136,262	3,824,874
		108,850,687
Semiconductors & Semiconductor Equipment - 2.5%
Cirrus Logic, Inc. (a)	621,532	30,200,240
Entegris, Inc. (a)	350,000	5,981,500
Monolithic Power Systems, Inc.	150,000	10,908,000
Silicon Motion Technology Corp. sponsored ADR	94,252	4,872,828
		51,962,568
Software - 7.6%
Blackbaud, Inc.	230,410	15,402,909
Cadence Design Systems, Inc. (a)	796,200	19,148,610
Digimarc Corp. (a)(b)	72,829	2,651,704
Ellie Mae, Inc. (a)	155,000	14,277,050
Fair Isaac Corp.	95,000	12,030,800
HubSpot, Inc. (a)	448,115	24,462,598
Interactive Intelligence Group, Inc. (a)	280,930	15,156,174
Paycom Software, Inc. (a)	290,000	13,690,900
RealPage, Inc. (a)	1,026,000	25,803,900
RingCentral, Inc. (a)	300,000	6,909,000
Ultimate Software Group, Inc. (a)	30,000	6,273,000
		155,806,645

TOTAL INFORMATION TECHNOLOGY		566,929,372

MATERIALS - 2.7%
Chemicals - 0.5%
Codexis, Inc. (a)	683,761	2,974,360
Innospec, Inc.	149,895	7,535,222
		10,509,582
Containers & Packaging - 1.5%
Aptargroup, Inc.	101,876	7,964,666
Berry Plastics Group, Inc. (a)	150,000	6,150,000
Graphic Packaging Holding Co.	1,220,200	16,643,528
		30,758,194
Paper & Forest Products - 0.7%
Boise Cascade Co. (a)	357,000	9,699,690
TFS Corp. Ltd. (b)	3,693,636	4,575,375
		14,275,065

TOTAL MATERIALS		55,542,841

TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
8x8, Inc. (a)	850,195	11,690,181
Cogent Communications Group, Inc.	300,000	12,819,000
		24,509,181
TOTAL COMMON STOCKS
(Cost $1,780,140,728)		2,046,359,496

Money Market Funds - 6.9%
Fidelity Cash Central Fund, 0.42% (c)	36,661,637	36,661,637
Fidelity Securities Lending Cash Central Fund, 0.45% (c)(d)	104,549,711	104,549,711
TOTAL MONEY MARKET FUNDS
(Cost $141,211,348)		141,211,348
TOTAL INVESTMENT PORTFOLIO - 106.8%
(Cost $1,921,352,076)		2,187,570,844
NET OTHER ASSETS (LIABILITIES) - (6.8)%		(139,444,663)
NET ASSETS - 100%		$2,048,126,181

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$155,066
Fidelity Securities Lending Cash Central Fund	2,218,595
Total	$2,373,661

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
2U, Inc.	$40,893,251	$38,591,529	$26,809,567	$--	$--
Mattersight Corp.	12,150,086	--	7,020,182	--	--
Superior Drilling Products, Inc.	1,928,281	--	855,680	--	--
Total	$54,971,618	$38,591,529	$34,685,429	$--	$--

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$252,545,589	$252,545,589	$--	$--
Consumer Staples	94,780,782	94,780,782	--	--
Energy	38,289,096	38,289,096	--	--
Financials	165,044,546	165,044,546	--	--
Health Care	534,668,526	533,641,842	109,920	916,764
Industrials	314,049,563	314,049,563	--	--
Information Technology	566,929,372	566,929,372	--	--
Materials	55,542,841	55,542,841	--	--
Telecommunication Services	24,509,181	24,509,181	--	--
Money Market Funds	141,211,348	141,211,348	--	--
Total Investments in Securities:	$2,187,570,844	$2,186,544,160	$109,920	$916,764

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $101,860,380) — See accompanying schedule: Unaffiliated issuers (cost $1,780,140,728)	$2,046,359,496
Fidelity Central Funds (cost $141,211,348)	141,211,348
Total Investments (cost $1,921,352,076)		$2,187,570,844
Cash		48,842
Receivable for investments sold		9,064,031
Receivable for fund shares sold		2,311,477
Dividends receivable		132,380
Distributions receivable from Fidelity Central Funds		62,679
Other receivables		128,432
Total assets		2,199,318,685
Liabilities
Payable for investments purchased	$42,182,264
Payable for fund shares redeemed	2,471,327
Accrued management fee	1,387,575
Distribution and service plan fees payable	118,277
Other affiliated payables	418,845
Other payables and accrued expenses	64,505
Collateral on securities loaned, at value	104,549,711
Total liabilities		151,192,504
Net Assets		$2,048,126,181
Net Assets consist of:
Paid in capital		$1,832,090,966
Accumulated net investment loss		(5,012,549)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(45,170,877)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		266,218,641
Net Assets		$2,048,126,181
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($176,988,140 ÷ 9,232,663 shares)		$19.17
Maximum offering price per share (100/94.25 of $19.17)		$20.34
Class T:
Net Asset Value and redemption price per share ($53,446,960 ÷ 2,859,040 shares)		$18.69
Maximum offering price per share (100/96.50 of $18.69)		$19.37
Class C:
Net Asset Value and offering price per share ($73,731,103 ÷ 4,208,520 shares)(a)		$17.52
Small Cap Growth:
Net Asset Value, offering price and redemption price per share ($1,580,264,122 ÷ 79,739,516 shares)		$19.82
Class I:
Net Asset Value, offering price and redemption price per share ($163,695,856 ÷ 8,241,362 shares)		$19.86

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$11,959,790
Interest		15
Income from Fidelity Central Funds (including $2,218,595 from security lending)		2,373,661
Total income		14,333,466
Expenses
Management fee
Basic fee	$12,923,135
Performance adjustment	2,431,100
Transfer agent fees	4,466,925
Distribution and service plan fees	1,272,678
Accounting and security lending fees	594,395
Custodian fees and expenses	62,491
Independent trustees' fees and expenses	7,965
Registration fees	198,607
Audit	62,978
Legal	9,443
Interest	1,381
Miscellaneous	12,316
Total expenses before reductions	22,043,414
Expense reductions	(315,109)	21,728,305
Net investment income (loss)		(7,394,839)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(35,795,308)
Other affiliated issuers	(4,513,687)
Foreign currency transactions	15,036
Total net realized gain (loss)		(40,293,959)
Change in net unrealized appreciation (depreciation) on: Investment securities	18,827,749
Assets and liabilities in foreign currencies	12,812
Total change in net unrealized appreciation (depreciation)		18,840,561
Net gain (loss)		(21,453,398)
Net increase (decrease) in net assets resulting from operations		$(28,848,237)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(7,394,839)	$(5,784,041)
Net realized gain (loss)	(40,293,959)	108,754,619
Change in net unrealized appreciation (depreciation)	18,840,561	166,432,213
Net increase (decrease) in net assets resulting from operations	(28,848,237)	269,402,791
Distributions to shareholders from net realized gain	(71,394,910)	(103,188,484)
Share transactions - net increase (decrease)	469,934,632	214,155,809
Redemption fees	788,555	177,411
Total increase (decrease) in net assets	370,480,040	380,547,527
Net Assets
Beginning of period	1,677,646,141	1,297,098,614
End of period	$2,048,126,181	$1,677,646,141
Other Information
Accumulated net investment loss end of period	$(5,012,549)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.55	$17.99	$19.66	$15.87	$16.42
Income from Investment Operations
Net investment income (loss)A	(.10)	(.13)	(.12)	(.04)	(.07)B
Net realized and unrealized gain (loss)	(.51)	4.23	1.69	4.87	(.16)
Total from investment operations	(.61)	4.10	1.57	4.83	(.23)
Distributions from net realized gain	(.78)	(1.54)	(3.24)	(1.04)	(.32)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	–C
Net asset value, end of period	$19.17	$20.55	$17.99	$19.66	$15.87
Total ReturnD,E	(2.85)%	24.46%	8.58%	32.20%	(1.14)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.37%	1.21%	1.22%	1.24%	1.35%
Expenses net of fee waivers, if any	1.37%	1.21%	1.22%	1.24%	1.35%
Expenses net of all reductions	1.36%	1.20%	1.22%	1.22%	1.34%
Net investment income (loss)	(.58)%	(.67)%	(.62)%	(.26)%	(.49)%B
Supplemental Data
Net assets, end of period (000 omitted)	$176,988	$123,370	$88,822	$74,978	$59,684
Portfolio turnover rateH	143%	156%	148%I	142%	150%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.08	$17.66	$19.38	$15.68	$16.27
Income from Investment Operations
Net investment income (loss)A	(.15)	(.17)	(.16)	(.09)	(.11)B
Net realized and unrealized gain (loss)	(.50)	4.13	1.66	4.82	(.16)
Total from investment operations	(.65)	3.96	1.50	4.73	(.27)
Distributions from net realized gain	(.75)	(1.54)	(3.22)	(1.03)	(.32)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	–C
Net asset value, end of period	$18.69	$20.08	$17.66	$19.38	$15.68
Total ReturnD,E	(3.14)%	24.10%	8.30%	31.87%	(1.41)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.66%	1.49%	1.50%	1.49%	1.61%
Expenses net of fee waivers, if any	1.66%	1.48%	1.50%	1.49%	1.61%
Expenses net of all reductions	1.64%	1.47%	1.49%	1.48%	1.60%
Net investment income (loss)	(.87)%	(.95)%	(.90)%	(.52)%	(.74)%B
Supplemental Data
Net assets, end of period (000 omitted)	$53,447	$52,667	$42,586	$34,686	$27,658
Portfolio turnover rateH	143%	156%	148%I	142%	150%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.83) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.90	$16.78	$18.62	$15.16	$15.83
Income from Investment Operations
Net investment income (loss)A	(.22)	(.25)	(.25)	(.16)	(.18)B
Net realized and unrealized gain (loss)	(.48)	3.91	1.59	4.64	(.17)
Total from investment operations	(.70)	3.66	1.34	4.48	(.35)
Distributions from net realized gain	(.69)	(1.54)	(3.18)	(1.02)	(.32)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	–C
Net asset value, end of period	$17.52	$18.90	$16.78	$18.62	$15.16
Total ReturnD,E	(3.64)%	23.53%	7.70%	31.32%	(1.96)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.16%	2.00%	2.01%	1.99%	2.10%
Expenses net of fee waivers, if any	2.16%	2.00%	2.00%	1.99%	2.10%
Expenses net of all reductions	2.14%	1.99%	2.00%	1.97%	2.09%
Net investment income (loss)	(1.37)%	(1.46)%	(1.41)%	(1.01)%	(1.24)%B
Supplemental Data
Net assets, end of period (000 omitted)	$73,731	$55,671	$42,215	$32,756	$24,683
Portfolio turnover rateH	143%	156%	148%I	142%	150%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$21.20	$18.45	$20.07	$16.14	$16.65
Income from Investment Operations
Net investment income (loss)A	(.06)	(.07)	(.06)	.01	(.03)B
Net realized and unrealized gain (loss)	(.52)	4.36	1.71	4.98	(.16)
Total from investment operations	(.58)	4.29	1.65	4.99	(.19)
Distributions from net realized gain	(.81)	(1.54)	(3.27)	(1.06)	(.32)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	–C
Net asset value, end of period	$19.82	$21.20	$18.45	$20.07	$16.14
Total ReturnD	(2.63)%	24.91%	8.87%	32.74%	(.88)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.12%	.91%	.91%	.90%	1.03%
Expenses net of fee waivers, if any	1.12%	.91%	.90%	.90%	1.03%
Expenses net of all reductions	1.11%	.90%	.90%	.88%	1.02%
Net investment income (loss)	(.33)%	(.37)%	(.31)%	.08%	(.16)%B
Supplemental Data
Net assets, end of period (000 omitted)	$1,580,264	$1,345,684	$1,069,105	$1,315,659	$1,166,101
Portfolio turnover rateG	143%	156%	148%H	142%	150%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$21.24	$18.49	$20.10	$16.17	$16.68
Income from Investment Operations
Net investment income (loss)A	(.05)	(.07)	(.06)	.01	(.03)B
Net realized and unrealized gain (loss)	(.53)	4.36	1.72	4.98	(.16)
Total from investment operations	(.58)	4.29	1.66	4.99	(.19)
Distributions from net realized gain	(.81)	(1.54)	(3.27)	(1.06)	(.32)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	–C
Net asset value, end of period	$19.86	$21.24	$18.49	$20.10	$16.17
Total ReturnD	(2.62)%	24.85%	8.89%	32.65%	(.88)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.09%	.93%	.92%	.92%	1.06%
Expenses net of fee waivers, if any	1.09%	.93%	.92%	.92%	1.06%
Expenses net of all reductions	1.07%	.91%	.92%	.91%	1.05%
Net investment income (loss)	(.30)%	(.39)%	(.32)%	.06%	(.19)%B
Supplemental Data
Net assets, end of period (000 omitted)	$163,696	$97,897	$51,607	$51,158	$36,694
Portfolio turnover rateG	143%	156%	148%H	142%	150%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period August 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$323,442,627
Gross unrealized depreciation	(64,359,779)
Net unrealized appreciation (depreciation) on securities	$259,082,848
Tax Cost	$1,928,487,996

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$259,082,721

The Fund intends to elect to defer to its next fiscal year $38,034,956 of capital losses recognized during the period November 1, 2015 to July 31, 2016.

The Fund intends to elect to defer to the next fiscal year $5,012,550 of ordinary losses recognized during the period January 1, 2016 to July 31, 2016.

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$18,282,031	$–
Long-term Capital Gains	53,112,879	103,188,484
Total	$71,394,910	$ 103,188,484

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,025,347,978 and $2,587,110,351, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$370,740	$1,666
Class T	.25%	.25%	251,412	–
Class B	.75%	.25%	14,315	10,736
Class C	.75%	.25%	636,211	208,802
			$1,272,678	$ 221,204

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$121,279
Class T	14,995
Class B(a)	196
Class C(a)	12,653
$149,123

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$359,572.24
Class T	139,267.28
Class B	4,108.29
Class C	175,377.28
Small Cap Growth	3,516,816.24
Class I	271,785.21
	$4,466,925

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $100,376 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$17,354,600.57%		$1,381

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,792 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,583,400. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $239,599 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $300,569 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $642.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13,898.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net realized gain
Class A	$5,181,395	$7,463,655
Class T	2,020,848	3,715,268
Class B	78,117	242,938
Class C	2,268,668	3,707,592
Small Cap Growth	57,632,579	83,762,458
Class I	4,213,303	4,296,573
Total	$71,394,910	$103,188,484

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Class A
Shares sold	6,059,144	2,167,593	$108,304,433	$41,925,439
Reinvestment of distributions	264,882	412,446	5,002,119	7,203,479
Shares redeemed	(3,093,782)	(1,515,208)	(54,332,348)	(27,623,856)
Net increase (decrease)	3,230,244	1,064,831	$58,974,204	$21,505,062
Class T
Shares sold	1,018,603	659,898	$17,852,650	$12,282,234
Reinvestment of distributions	107,630	211,200	1,987,314	3,613,802
Shares redeemed	(889,426)	(660,724)	(15,500,757)	(11,765,139)
Net increase (decrease)	236,807	210,374	$4,339,207	$4,130,897
Class B
Shares sold	7,282	11,802	$117,958	$209,809
Reinvestment of distributions	4,376	14,482	76,516	235,501
Shares redeemed	(135,765)	(66,110)	(2,219,722)	(1,127,352)
Net increase (decrease)	(124,107)	(39,826)	$(2,025,248)	$(682,042)
Class C
Shares sold	2,069,867	992,298	$34,466,250	$17,729,436
Reinvestment of distributions	125,336	216,825	2,178,654	3,508,500
Shares redeemed	(932,892)	(778,826)	(14,941,204)	(13,034,787)
Net increase (decrease)	1,262,311	430,297	$21,703,700	$8,203,149
Small Cap Growth
Shares sold	42,088,501	23,816,242	$782,706,842	$475,203,336
Reinvestment of distributions	2,848,706	4,527,816	55,506,569	81,276,349
Shares redeemed	(28,683,713)	(22,793,867)	(518,831,831)	(412,013,233)
Net increase (decrease)	16,253,494	5,550,191	$319,381,580	$144,466,452
Class I
Shares sold	7,438,237	2,387,318	$136,356,812	$47,676,724
Reinvestment of distributions	199,940	220,272	3,903,639	3,963,647
Shares redeemed	(4,006,778)	(789,017)	(72,699,262)	(15,108,080)
Net increase (decrease)	3,631,399	1,818,573	$67,561,189	$36,532,291

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Small Cap Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Class A	1.36%
Actual		$1,000.00	$1,171.80	$7.34
Hypothetical-C		$1,000.00	$1,018.10	$6.82
Class T	1.65%
Actual		$1,000.00	$1,169.60	$8.90
Hypothetical-C		$1,000.00	$1,016.66	$8.27
Class C	2.14%
Actual		$1,000.00	$1,167.20	$11.53
Hypothetical-C		$1,000.00	$1,014.22	$10.72
Small Cap Growth	1.11%
Actual		$1,000.00	$1,172.80	$6.00
Hypothetical-C		$1,000.00	$1,019.34	$5.57
Class I	1.08%
Actual		$1,000.00	$1,173.10	$5.84
Hypothetical-C		$1,000.00	$1,019.49	$5.42

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $2,803,642, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 32%, Class B designates 80%, Class C designates 67%, Class T designates 39%, Class I designates 28%, and Small Cap Growth Fund designates 29%, of the dividends distributed in September, 2015 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 34%, Class B designates 84%, Class C designates 70%, Class T designates 41%, Class I designates 30%, and Small Growth Cap Fund designates 30%, of the dividends distributed in September, 2015 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking. The Board noted that the comparisons for 2015 reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that FMR believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, and the retail class ranked below the competitive median for 2015 and the total expense ratio of Class T and Class C ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ASCP-ANN-0916
1.803714.111

Fidelity Advisor® Real Estate Income Fund - Class A, Class T, Class C and Class I Annual Report July 31, 2016 Class A, Class T, Class C and Class I are classes of Fidelity® Real Estate Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	6.57%	8.25%	6.50%
Class T (incl. 4.00% sales charge)	6.62%	8.26%	6.48%
Class C (incl. contingent deferred sales charge)	9.29%	8.36%	6.43%
Class I	11.30%	9.44%	7.11%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on April 14, 2010. Returns prior to April 14, 2010, are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to April 14, 2010, would have been lower.

 Class T shares bear a 0.25% 12b-1 fee. The initial offering of Class T shares took place on April 14, 2010. Returns prior to April 14, 2010, are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to April 14, 2010, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on April 14, 2010. Returns prior to April 14, 2010, are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to April 14, 2010, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Income Fund - Class A on July 31, 2006, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See previous page for additional information regarding the performance of Class A.

Period Ending Values
$18,765	Fidelity Advisor® Real Estate Income Fund - Class A
$21,089	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  Most types of real estate securities enjoyed a strong result for the 12 months ending July 31, 2016, due partly to investors’ continued search for yield. The fundamental backdrop remained solid across most property types and local markets, with the notable exceptions of hotels and, in certain markets, apartments. Real estate investment trust (REIT) common stocks performed particularly well the past 12 months, with the FTSE® NAREIT® All REITs Index gaining 21.53%, overcoming a two-month decline roughly midway through the period. Industrial REITs were particularly strong performers, as warehouse operators benefited from increased demand associated with e-commerce. Meanwhile, REIT preferred stocks, as measured by the MSCI REIT Preferred Index, rose 9.94%. Declining interest rates provided a tailwind for this rate-sensitive segment, as their income offerings became more attractive to investors seeking yield in a lower-rate environment. Looking at fixed-income securities, The BofA Merrill Lynch℠ US Real Estate Index, a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector, gained 7.88%.

Comments from Portfolio Manager Mark Snyderman:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted low-double-digit gains, roughly in line with the 11.50% return of the Fidelity Real Estate Composite Index and well ahead of the broad-market S&P 500®. In a strong market for real estate securities, the fund’s common stock and preferred equity investments performed particularly well, while most of the fund’s fixed-income holdings nearly kept pace with the overall real estate bond market, despite my continued focus on managing the portfolio’s exposure to interest rates. On the stock side, portfolio holdings in REIT common stocks gained about 24%, well ahead of the approximately 22% return produced by the FTSE® NAREIT® All REITs Index. Our preferred stock investments gained 12%, outpacing the MSCI preferred stock index by about two percentage points. The fund’s high-yield and investment-grade real estate bond holdings each lagged the 8% return of the BofA Merrill Lynch index, while our CMBS holdings returned about 3%, reflecting the weaker performance of this segment. Of final note, I maintained a 7% cash allocation, on average. I typically like to hold anywhere from 5% to 10% in cash securities, as it provides flexibility to invest in companies I like at times when others may be forced to sell. With essentially zero yield, however, our cash allocation detracted from results in a strong market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Equity Lifestyle Properties, Inc.	3.9	4.2
Acadia Realty Trust (SBI)	2.9	3.1
MFA Financial, Inc.	2.7	2.8
Ventas, Inc.	2.4	2.0
Apartment Investment & Management Co. Class A	1.4	0.9
	13.3

Top 5 Bonds as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
IAS Operating Partnership LP 5% 3/15/18	0.8	0.8
RAIT Financial Trust 4% 10/1/33	0.8	0.7
RWT Holdings, Inc. 5.625% 11/15/19	0.8	0.6
Senior Housing Properties Trust 4.75% 5/1/24	0.7	0.1
Kennedy-Wilson, Inc. 5.875% 4/1/24	0.7	0.2
	3.8

Top Five REIT Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	17.3	17.7
REITs - Health Care	7.9	6.4
REITs - Apartments	5.2	5.3
REITs - Diversified	5.2	2.4
REITs - Shopping Centers	4.6	5.7

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Common Stocks	32.4%
Preferred Stocks	17.7%
Bonds	31.4%
Convertible Securities	6.5%
Other Investments	5.3%
Short-Term Investments and Net Other Assets (Liabilities)	6.7%

 * Foreign investments - 1.1%

As of January 31, 2016*
Common Stocks	31.0%
Preferred Stocks	19.2%
Bonds	29.5%
Convertible Securities	5.7%
Other Investments	6.8%
Short-Term Investments and Net Other Assets (Liabilities)	7.8%

 * Foreign investments - 0.7%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 32.4%
	Shares	Value
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Stanley Martin Communities LLC Class B (a)	4,620	$5,806,693
FINANCIALS - 32.3%
Capital Markets - 0.9%
Brookfield Asset Management, Inc. Class A	492,000	16,990,985
Ellington Financial LLC	1,140,284	19,635,690
NorthStar Asset Management Group, Inc.	545,500	6,469,630
		43,096,305
Real Estate Investment Trusts - 31.1%
Acadia Realty Trust (SBI)	3,799,549	143,091,015
AG Mortgage Investment Trust, Inc.	849,900	12,731,502
American Tower Corp.	208,100	24,091,737
Annaly Capital Management, Inc.	792,728	8,704,153
Anworth Mortgage Asset Corp.	1,148,310	5,649,685
Apartment Investment & Management Co. Class A	1,522,900	70,007,713
Arbor Realty Trust, Inc. (b)	3,058,527	21,868,468
AvalonBay Communities, Inc.	108,100	20,068,765
Boardwalk (REIT)	219,500	9,429,598
Care Capital Properties, Inc.	97,603	2,887,097
CBL & Associates Properties, Inc.	1,788,353	21,978,858
Cedar Shopping Centers, Inc.	838,510	6,741,620
Chimera Investment Corp.	338,200	5,674,996
Community Healthcare Trust, Inc. (c)	338,862	7,790,437
CYS Investments, Inc.	827,839	7,409,159
Douglas Emmett, Inc.	341,200	12,979,248
Dynex Capital, Inc.	1,668,486	11,712,772
Ellington Residential Mortgage REIT	260,000	3,676,400
Equity Lifestyle Properties, Inc.	2,281,560	187,635,488
Extra Space Storage, Inc.	518,300	44,584,166
First Potomac Realty Trust	1,476,944	14,931,904
Five Oaks Investment Corp. (c)	479,100	2,802,735
Great Ajax Corp. (b)	1,416,687	19,621,115
Healthcare Realty Trust, Inc.	264,600	9,567,936
Invesco Mortgage Capital, Inc.	874,600	12,594,240
Lexington Corporate Properties Trust	4,872,447	52,963,499
MFA Financial, Inc.	17,592,122	132,292,757
Mid-America Apartment Communities, Inc.	490,200	51,971,004
Monmouth Real Estate Investment Corp. Class A	537,573	7,429,259
Monogram Residential Trust, Inc.	1,980,900	21,215,439
National Retail Properties, Inc.	179,200	9,526,272
New Residential Investment Corp.	1,866,600	25,516,422
New Senior Investment Group, Inc.	1,942,525	23,290,875
Newcastle Investment Corp.	1,840,830	8,725,534
NorthStar Realty Finance Corp.	3,591,659	48,128,231
Potlatch Corp.	1,013,940	38,783,205
Public Storage	13,600	3,249,312
Sabra Health Care REIT, Inc.	1,106,003	26,444,532
Select Income REIT	404,600	11,231,696
Senior Housing Properties Trust (SBI)	2,994,400	66,505,624
Store Capital Corp.	1,203,400	37,534,046
Terreno Realty Corp.	1,654,764	46,085,177
Two Harbors Investment Corp.	2,742,680	23,998,450
Ventas, Inc.	1,522,086	115,922,070
VEREIT, Inc.	1,442,934	15,958,850
WP Carey, Inc.	791,000	57,466,150
		1,512,469,211
Real Estate Management & Development - 0.3%
Kennedy-Wilson Holdings, Inc.	620,621	13,064,072

TOTAL FINANCIALS		1,568,629,588

TOTAL COMMON STOCKS
(Cost $1,222,023,865)		1,574,436,281

Preferred Stocks - 18.4%
Convertible Preferred Stocks - 0.7%
FINANCIALS - 0.7%
Real Estate Investment Trusts - 0.7%
Alexandria Real Estate Equities, Inc. Series D, 7.00%	236,759	8,341,020
Equity Commonwealth 6.50%	31,237	844,024
Lexington Corporate Properties Trust Series C, 6.50%	468,742	23,741,782
		32,926,826
Nonconvertible Preferred Stocks - 17.7%
FINANCIALS - 17.7%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	182,517	4,143,136
Real Estate Investment Trusts - 17.4%
AG Mortgage Investment Trust, Inc.:
8.00%	611,662	15,218,151
8.25%	38,935	994,400
Alexandria Real Estate Equities, Inc. Series E, 6.45%	145,913	3,793,738
American Capital Agency Corp.:
8.00%	200,000	5,290,000
Series B, 7.75%	427,100	11,164,394
American Capital Mortgage Investment Corp. Series A, 8.125%	248,636	6,352,650
American Home Mortgage Investment Corp.:
Series A, 9.75% (d)	120,300	1
Series B, 9.25% (d)	124,100	1
American Homes 4 Rent:
Series A, 5.00%	581,770	16,056,852
Series B, 5.00%	377,286	10,413,094
Series C, 5.50%	915,240	24,986,052
Series D, 6.50%	280,000	7,450,800
Series E, 6.35%	210,000	5,352,900
Annaly Capital Management, Inc.:
Series A, 7.875%	134,900	3,507,400
Series C, 7.625%	326,429	8,467,568
Series D, 7.50%	621,976	16,252,233
Series E, 7.625%	672,961	17,449,879
Anworth Mortgage Asset Corp. Series A, 8.625%	309,630	7,886,276
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625%	375,101	9,677,606
Apollo Residential Mortgage, Inc. Series A, 8.00%	485,559	11,915,618
Arbor Realty Trust, Inc.:
7.375% (b)	430,605	11,010,570
Series A, 8.25% (b)	189,089	4,785,843
Series B, 7.75% (b)	240,000	6,000,000
Series C, 8.50% (b)	100,000	2,575,000
Armour Residential REIT, Inc. Series B, 7.875%	153,654	3,587,821
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	47,000	1,199,910
Series E, 9.00%	178,291	4,494,716
Series F, 7.375%	268,000	6,673,200
Bluerock Residential Growth (REIT), Inc.:
Series A, 8.25%	486,775	12,953,083
Series C, 7.625%	134,300	3,511,945
Brandywine Realty Trust Series E, 6.90%	95,000	2,455,750
Capstead Mortgage Corp. Series E, 7.50%	202,984	5,153,764
CBL & Associates Properties, Inc.:
Series D, 7.375%	286,376	7,136,490
Series E, 6.625%	139,398	3,530,951
Cedar Shopping Centers, Inc. Series B, 7.25%	415,750	10,938,383
Chesapeake Lodging Trust Series A, 7.75%	266,916	7,049,252
Colony Financial, Inc.:
Series A, 8.50%	283,920	7,404,634
Series B, 7.50%	108,867	2,768,488
Series C, 7.125%	552,328	13,642,502
Coresite Realty Corp. Series A, 7.25%	369,799	9,781,184
Corporate Office Properties Trust Series L, 7.375%	167,140	4,407,482
CubeSmart Series A, 7.75%	40,000	1,025,600
CYS Investments, Inc.:
Series A, 7.75%	118,428	2,886,090
Series B, 7.50%	496,667	11,711,408
DDR Corp.:
Series J, 6.50%	340,721	8,794,009
Series K, 6.25%	228,888	5,925,910
Digital Realty Trust, Inc.:
Series E, 7.00%	219,819	5,598,790
Series G, 5.875%	145,444	3,806,269
Series H, 7.375%	50,000	1,430,000
DuPont Fabros Technology, Inc. Series C, 6.625%	84,000	2,362,080
Dynex Capital, Inc.:
Series A, 8.50%	362,932	9,236,619
Series B, 7.625%	252,120	6,151,728
Equity Lifestyle Properties, Inc. Series C, 6.75%	950,148	24,732,352
Five Oaks Investment Corp. Series A, 8.75%	142,000	3,109,800
General Growth Properties, Inc. Series A, 6.375%	166,463	4,411,270
Gladstone Commercial Corp.:
Series C, 7.125%	81,435	2,055,419
Series D, 7.00%	200,000	5,106,000
Government Properties Income Trust 5.875%	202,500	5,198,175
Hersha Hospitality Trust:
Series C, 6.875%	50,000	1,263,000
Series D, 6.50%	200,000	5,058,000
Hospitality Properties Trust Series D, 7.125%	40,800	1,075,488
Invesco Mortgage Capital, Inc.:
Series A, 7.75%	123,342	3,145,221
Series B, 7.75%	844,337	21,505,263
Investors Real Estate Trust Series B, 7.95%	126,572	3,335,172
iStar Financial, Inc.:
Series D, 8.00%	74,567	1,826,892
Series E, 7.875%	281,296	6,714,536
Series F, 7.80%	451,476	10,758,673
Series G, 7.65%	10,497	245,630
Kilroy Realty Corp.:
Series G, 6.875%	46,760	1,201,264
Series H, 6.375%	143,296	3,676,975
LaSalle Hotel Properties:
Series H, 7.50%	141,308	3,623,137
Series I, 6.375%	354,698	9,222,148
Series J, 6.30%	240,000	6,477,600
MFA Financial, Inc.:
8.00%	538,930	13,812,776
Series B, 7.50%	616,232	15,843,325
Monmouth Real Estate Investment Corp.:
Series A, 7.625%	80,000	2,160,000
Series B, 7.875%	95,000	2,534,600
National Retail Properties, Inc.:
Series D, 6.625%	222,138	5,775,588
Series E, 5.70%	301,404	7,993,234
New York Mortgage Trust, Inc.:
Series B, 7.75%	254,840	6,054,998
Series C, 7.875%	244,689	5,769,767
Newcastle Investment Corp.:
Series B, 9.75%	17,942	465,954
Series D, 8.375%	2,000	50,300
NorthStar Realty Finance Corp.:
Series A, 8.75%	7,890	200,722
Series B, 8.25%	429,039	10,816,073
Series C, 8.875%	329,101	8,471,060
Series D, 8.50%	270,715	6,857,211
Series E, 8.75%	481,729	12,245,551
Pebblebrook Hotel Trust:
Series B, 8.00%	185,085	4,699,308
Series C, 6.50%	204,321	5,332,778
Series D, 6.375%	350,000	9,712,500
Pennsylvania (REIT) Series B, 7.375%	100,510	2,653,464
Prologis, Inc. Series Q, 8.54%	94,446	6,661,399
PS Business Parks, Inc.:
Series S, 6.45%	93,809	2,451,229
Series T, 6.00%	198,899	5,187,286
Public Storage Series Y, 6.375%	122,000	3,447,720
RAIT Financial Trust:
7.125%	336,786	8,372,500
7.625%	224,590	5,257,652
Regency Centers Corp.:
Series 6, 6.625%	152,661	3,956,973
Series 7, 6.00%	176,250	4,573,688
Resource Capital Corp. 8.625%	156,870	3,509,182
Retail Properties America, Inc. Series A, 7.00%	394,411	10,649,097
Sabra Health Care REIT, Inc. Series A, 7.125%	318,623	8,555,028
Saul Centers, Inc. Series C, 6.875%	315,478	8,341,238
Stag Industrial, Inc.:
Series A, 9.00%	280,000	7,196,000
Series B, 6.625%	80,300	2,115,102
Series C, 6.875%	83,000	2,266,730
Summit Hotel Properties, Inc.:
Series A, 9.25%	138,340	3,583,006
Series B, 7.875%	190,173	5,085,226
Series C, 7.125%	153,212	4,037,136
Series D, 6.45%	210,000	5,439,000
Sun Communities, Inc. Series A, 7.125%	375,000	9,825,000
Sunstone Hotel Investors, Inc.:
Series E, 6.95%	42,000	1,144,500
Series F, 6.45%	84,000	2,196,600
Taubman Centers, Inc. Series K, 6.25%	157,322	4,120,263
Terreno Realty Corp. Series A, 7.75%	213,890	5,653,113
UMH Properties, Inc.:
Series A, 8.25%	600,200	15,755,250
Series B, 8.00%	321,929	8,724,276
Urstadt Biddle Properties, Inc.:
Series F, 7.125%	210,000	5,577,600
Series G, 6.75%	160,000	4,337,600
VEREIT, Inc. Series F, 6.70%	2,038,849	55,089,700
Wells Fargo Real Estate Investment Corp. Series A, 6.375%	137,600	3,826,656
Welltower, Inc. 6.50%	81,600	2,166,480
WP Glimcher, Inc.:
Series H, 7.50%	198,527	5,147,805
Series I, 6.875%	256,115	6,812,659
		848,473,002
Real Estate Management & Development - 0.2%
Kennedy-Wilson, Inc. 7.75%	321,574	8,444,533
TOTAL FINANCIALS		861,060,671
TOTAL PREFERRED STOCKS
(Cost $846,139,860)		893,987,497
	Principal Amount	Value

Corporate Bonds - 20.3%
Convertible Bonds - 5.8%
FINANCIALS - 5.8%
Consumer Finance - 0.0%
Zais Financial Partners LP 8% 11/15/16 (e)	2,000,000	1,985,000
Diversified Financial Services - 0.8%
RWT Holdings, Inc. 5.625% 11/15/19	36,880,000	37,202,700
Real Estate Investment Trusts - 4.1%
American Realty Capital Properties, Inc. 3.75% 12/15/20	25,928,000	26,252,100
Apollo Commercial Real Estate Finance, Inc. 5.5% 3/15/19	5,600,000	5,722,500
Blackstone Mortgage Trust, Inc. 5.25% 12/1/18	4,900,000	5,282,813
Colony Financial, Inc.:
3.875% 1/15/21	15,580,000	15,161,288
5% 4/15/23	26,083,000	25,675,453
NorthStar Realty Finance LP 7.25% 6/15/27 (e)	562,000	537,244
PennyMac Corp. 5.375% 5/1/20	28,556,000	27,556,540
RAIT Financial Trust 4% 10/1/33	42,310,000	38,475,656
Redwood Trust, Inc. 4.625% 4/15/18	14,700,000	14,700,000
Resource Capital Corp.:
6% 12/1/18	6,910,000	6,668,150
8% 1/15/20	16,490,000	16,292,780
Starwood Property Trust, Inc.:
3.75% 10/15/17	10,750,000	10,938,125
4.55% 3/1/18	3,846,000	4,098,394
		197,361,043
Real Estate Management & Development - 0.1%
Consolidated-Tomoka Land Co. 4.5% 3/15/20	3,350,000	3,230,656
Thrifts & Mortgage Finance - 0.8%
IAS Operating Partnership LP 5% 3/15/18 (e)	42,350,000	41,926,500
TOTAL FINANCIALS		281,705,899
Nonconvertible Bonds - 14.5%
CONSUMER DISCRETIONARY - 3.7%
Hotels, Restaurants & Leisure - 0.5%
ESH Hospitality, Inc. 5.25% 5/1/25 (e)	8,040,000	7,999,800
FelCor Lodging LP:
5.625% 3/1/23	2,000,000	2,050,000
6% 6/1/25	2,025,000	2,090,813
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21	4,000,000	4,145,160
Times Square Hotel Trust 8.528% 8/1/26 (e)	7,508,963	8,912,886
		25,198,659
Household Durables - 3.1%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (e)	13,825,000	13,202,875
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (e)	3,725,000	3,687,750
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (e)	3,100,000	2,991,500
6.5% 12/15/20 (e)	12,085,000	12,326,700
CalAtlantic Group, Inc.:
5.875% 11/15/24	3,250,000	3,469,375
8.375% 5/15/18	13,458,000	14,803,800
D.R. Horton, Inc.:
4.375% 9/15/22	4,175,000	4,404,625
4.75% 5/15/17	2,000,000	2,037,500
5.75% 8/15/23	2,510,000	2,798,650
KB Home:
8% 3/15/20	8,465,000	9,353,825
9.1% 9/15/17	4,985,000	5,321,488
Lennar Corp.:
4.125% 12/1/18	5,520,000	5,671,800
4.5% 6/15/19	1,830,000	1,916,925
4.5% 11/15/19	2,000,000	2,102,500
M/I Homes, Inc. 6.75% 1/15/21	3,803,000	3,917,090
Meritage Homes Corp.:
6% 6/1/25	4,000,000	4,167,520
7% 4/1/22	7,525,000	8,258,688
7.15% 4/15/20	7,060,000	7,713,050
Ryland Group, Inc.:
6.625% 5/1/20	1,555,000	1,726,050
8.4% 5/15/17	5,420,000	5,677,450
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (e)	4,100,000	4,223,000
TRI Pointe Homes, Inc. 5.875% 6/15/24	3,890,000	4,006,700
WCI Communities, Inc. 6.875% 8/15/21	1,845,000	1,895,738
William Lyon Homes, Inc.:
7% 8/15/22	8,180,000	8,261,800
8.5% 11/15/20	15,550,000	16,366,375
		150,302,774
Media - 0.0%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625% 2/15/24	1,300,000	1,371,500
Multiline Retail - 0.1%
JC Penney Corp., Inc. 5.875% 7/1/23 (e)	3,175,000	3,254,693
TOTAL CONSUMER DISCRETIONARY		180,127,626
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20	428,368	465,450
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 6.625% 6/15/24 (e)	4,835,000	5,137,188
C&S Group Enterprises LLC 5.375% 7/15/22 (e)	5,860,000	5,625,600
		11,228,238
FINANCIALS - 10.0%
Diversified Financial Services - 0.5%
Brixmor Operating Partnership LP:
3.85% 2/1/25	8,384,000	8,535,994
4.125% 6/15/26	2,000	2,073
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	3,680,000	3,514,400
6% 8/1/20	12,690,000	12,658,275
		24,710,742
Real Estate Investment Trusts - 6.9%
American Campus Communities Operating Partnership LP 4.125% 7/1/24	2,000,000	2,128,240
ARC Properties Operating Partnership LP 4.6% 2/6/24	15,480,000	16,176,600
Care Capital Properties LP 5.125% 8/15/26 (e)	8,454,000	8,563,074
CBL & Associates LP:
4.6% 10/15/24	21,758,000	20,538,660
5.25% 12/1/23	11,500,000	11,391,969
Corporate Office Properties LP 3.6% 5/15/23	5,000,000	4,978,470
Crown Castle International Corp. 5.25% 1/15/23	4,000,000	4,578,640
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	12,182,000	12,486,550
CubeSmart LP 4.8% 7/15/22	2,000,000	2,223,318
DDR Corp.:
7.5% 7/15/18	8,756,000	9,632,432
7.875% 9/1/20	4,637,000	5,614,405
DuPont Fabros Technology LP 5.875% 9/15/21	1,000,000	1,048,125
HCP, Inc. 4% 6/1/25	1,000,000	1,022,949
Health Care Property Investors, Inc.:
5.625% 5/1/17	2,980,000	3,072,165
6% 1/30/17	2,383,000	2,436,760
Health Care REIT, Inc.:
4% 6/1/25	1,551,000	1,653,941
4.125% 4/1/19	2,000,000	2,111,258
Healthcare Realty Trust, Inc.:
3.75% 4/15/23	4,022,000	4,071,310
5.75% 1/15/21	3,095,000	3,498,737
Highwoods/Forsyth LP:
3.625% 1/15/23	1,607,000	1,647,377
5.85% 3/15/17	2,800,000	2,872,615
Hospitality Properties Trust:
5% 8/15/22	3,177,000	3,442,159
5.625% 3/15/17	915,000	935,903
HRPT Properties Trust:
6.25% 6/15/17	1,055,000	1,072,351
6.65% 1/15/18	4,246,000	4,422,778
iStar Financial, Inc.:
4% 11/1/17	27,605,000	27,397,963
5% 7/1/19	24,265,000	23,901,025
5.85% 3/15/17	3,587,000	3,622,870
7.125% 2/15/18	5,725,000	5,896,750
9% 6/1/17	9,175,000	9,542,000
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26	4,385,000	4,609,731
6.375% 2/15/22	3,610,000	3,790,500
6.375% 3/1/24	4,000,000	4,360,000
6.875% 5/1/21	2,000,000	2,070,600
National Retail Properties, Inc. 3.3% 4/15/23	2,000,000	2,046,450
Omega Healthcare Investors, Inc.:
4.5% 4/1/27	2,462,000	2,454,949
4.95% 4/1/24	2,898,000	3,012,894
Potlatch Corp. 7.5% 11/1/19	1,000,000	1,105,000
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20	2,000,000	2,327,996
Select Income REIT:
4.15% 2/1/22	6,937,000	6,988,306
4.5% 2/1/25	19,802,000	19,656,257
Senior Housing Properties Trust:
3.25% 5/1/19	2,882,000	2,909,967
4.75% 5/1/24	33,918,000	34,984,891
6.75% 4/15/20	13,624,000	15,054,983
6.75% 12/15/21	8,000,000	9,224,552
VEREIT Operating Partnership LP 4.875% 6/1/26	10,945,000	11,492,250
WP Carey, Inc.:
4% 2/1/25	5,000,000	4,965,970
4.6% 4/1/24	3,355,000	3,490,488
		336,527,178
Real Estate Management & Development - 2.3%
CBRE Group, Inc.:
5% 3/15/23	6,020,000	6,296,065
5.25% 3/15/25	3,295,000	3,523,521
Host Hotels & Resorts LP 5.25% 3/15/22	2,000,000	2,212,212
Howard Hughes Corp. 6.875% 10/1/21 (e)	23,985,000	24,884,438
Hunt Companies, Inc. 9.625% 3/1/21 (e)	7,460,000	7,571,900
Kennedy-Wilson, Inc. 5.875% 4/1/24	31,370,000	31,683,700
Mid-America Apartments LP:
3.75% 6/15/24	1,663,000	1,744,439
6.05% 9/1/16	2,500,000	2,508,413
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.5% 4/15/19 (e)	4,805,000	4,985,188
4.875% 6/1/23 (e)	3,365,000	3,415,475
5.25% 12/1/21 (e)	8,290,000	8,663,050
Regency Centers LP 5.875% 6/15/17	300,000	310,710
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (e)	7,000,000	7,122,500
5.625% 3/1/24 (e)	2,270,000	2,304,050
Ventas Realty LP/Ventas Capital Corp. 4% 4/30/19	2,262,000	2,386,238
Wells Operating Partnership II LP 5.875% 4/1/18	3,000,000	3,178,155
		112,790,054
Thrifts & Mortgage Finance - 0.3%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp. 7.75% 2/15/18 (e)	4,755,000	4,707,450
Ocwen Financial Corp. 6.625% 5/15/19	14,073,000	9,886,283
		14,593,733
TOTAL FINANCIALS		488,621,707
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	5,230,000	5,269,225
5.5% 2/1/21	12,305,000	12,827,963
		18,097,188
INDUSTRIALS - 0.1%
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.375% 10/1/17	3,050,000	3,088,125
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22	4,000,000	4,190,000

TOTAL NONCONVERTIBLE BONDS		705,352,884

TOTAL CORPORATE BONDS
(Cost $954,512,135)		987,058,783

Asset-Backed Securities - 2.3%
American Homes 4 Rent:
Series 2014-SFR1 Class E, 2.9461% 6/17/31 (e)(f)	6,698,000	6,408,173
Series 2014-SFR2 Class E, 6.231% 10/17/36 (e)	3,000,000	3,247,094
Series 2014-SFR3 Class E, 6.418% 12/17/36 (e)	9,025,000	9,895,200
Series 2015-SFR1:
Class E, 5.639% 4/17/52 (e)	1,999,310	2,079,419
Class F, 5.885% 4/17/52 (e)	2,000,000	1,963,554
Series 2015-SFR2:
Class E, 6.07% 10/17/45 (e)	8,259,000	8,844,185
Class XS, 0% 10/17/45 (e)(f)(g)	4,849,315	48
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.9866% 3/20/50 (e)(f)	2,250,000	225
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (e)	722,850	724,803
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33	492,032	430,987
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (e)	278,763	82,812
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	4,450,694	4,614,236
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27 (f)	1,307,311	1,296,388
Series 1997-3 Class M1, 7.53% 3/15/28	6,658,526	6,655,361
Invitation Homes Trust:
Series 2013-SFR1 Class F, 4.101% 12/17/30 (e)(f)	1,750,000	1,713,832
Series 2014-SFR1:
Class E, 3.6961% 6/17/31 (e)(f)	10,000,000	9,877,155
Class F, 4.1961% 6/17/31 (e)(f)	9,504,000	9,273,725
Series 2014-SFR3:
Class E, 4.9461% 12/17/31 (e)(f)	4,336,000	4,403,042
Class F, 5.4461% 12/17/31 (e)(f)	2,215,000	2,232,319
Series 2015-SFR2 Class E, 3.5971% 6/17/32 (e)(f)	2,450,000	2,405,656
Series 2015-SFR3 Class F, 5.1961% 8/17/32 (e)(f)	2,000,000	2,003,672
Series 2015-SRF1 Class F, 4.7461% 3/17/32 (e)(f)	5,500,000	5,436,015
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	912,073	639,310
Merit Securities Corp. Series 13 Class M1, 7.8304% 12/28/33 (f)	1,923,000	2,000,267
Progress Residential Trust:
Series 2015-SFR1 Class E, 4.483% 2/17/32 (e)(f)	1,500,000	1,504,976
Series 2015-SFR3 Class F, 6.643% 11/12/32 (e)	2,940,000	3,017,104
Series 2016-SFR1 Class F, 5.4821% 9/17/33 (e)(f)	8,459,000	8,534,903
Starwood Waypoint Residential Trust Series 2014-1 Class F, 4.9961% 1/17/32 (e)(f)	4,071,000	4,025,785
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 3.2829% 2/5/36 (e)(f)	4,037,577	404
VB-S1 Issuer LLC Series 2016-1A Class F, 6.901% 6/15/46 (e)	7,797,000	7,828,921
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A:
Class A1, 0.9382% 11/21/40 (e)(f)	1,990,796	1,956,883
Class F, 2.5682% 11/21/40 (e)(f)	250,000	125,474
TOTAL ASSET-BACKED SECURITIES
(Cost $115,474,944)		113,221,928

Collateralized Mortgage Obligations - 0.2%
Private Sponsor - 0.2%
Countrywide Home Loans, Inc.:
Series 2002-R2 Class 2B3, 3.7124% 7/25/33 (e)(f)	151,839	22,338
Series 2003-R3 Class B2, 5.5% 11/25/33 (e)	198,868	2,655
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5327% 12/25/46 (e)(f)	4,500,000	4,911,560
Series 2010-K7 Class B, 5.6244% 4/25/20 (e)(f)	3,200,000	3,563,855
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (e)	298,176	300,330
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B9, 12.3953% 6/10/35 (e)(f)	86,014	65,206
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (e)	5,422	5,178
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.9379% 12/10/35 (e)(f)	105,447	13,670
Series 2004-A Class B7, 4.6879% 2/10/36 (e)(f)	107,029	32,465
Series 2004-B Class B7, 4.4379% 2/10/36 (e)(f)	132,495	36,381

TOTAL PRIVATE SPONSOR		8,953,638

U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (a)	53,996	4,155
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.2341% 2/25/42 (e)(f)	63,841	46,007
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.08% 12/25/42 (a)(f)	87,161	13,363
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.2087% 6/25/43 (e)(f)	101,389	67,798
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 3.1308% 10/25/42 (e)(f)	44,538	11,334

TOTAL U.S. GOVERNMENT AGENCY		142,657

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $9,030,796)		9,096,295

Commercial Mortgage Securities - 14.4%
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (e)	2,000,000	2,237,270
Banc of America Commercial Mortgage Trust:
Series 2005-1 Class CJ, 5.5273% 11/10/42 (f)	642,708	642,137
Series 2005-5 Class D, 5.5734% 10/10/45 (f)	1,810,745	1,810,942
Bank of America Commercial Mortgage Trust Series 2015-UBS7 Class D, 3.167% 9/15/48	1,000,000	783,085
Barclays Commercial Mortgage Securities LLC Series 2015-STP:
Class E, 4.4272% 9/10/28 (e)(f)	8,341,000	7,758,640
Class F, 4.4272% 9/10/28 (e)(f)	4,074,000	3,702,373
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.9067% 4/12/38 (e)(f)	2,234,360	2,241,131
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR11 Class AJ, 5.5616% 3/11/39 (f)	5,700,000	5,443,500
BLCP Hotel Trust floater Series 2014-CLRN Class F, 3.5146% 8/15/29 (e)(f)	2,500,000	2,299,434
CCRESG Commercial Mortgage Trust Series 2016-HEAT:
Class E, 5.6712% 4/10/29 (e)(f)	4,536,000	4,400,670
Class F, 5.6712% 4/10/29 (e)(f)	9,710,000	8,959,282
CGBAM Commercial Mortgage Trust:
floater Series 2014-HD Class E, 3.4421% 2/15/31 (e)(f)	5,769,000	5,449,450
Series 2015-SMRT:
Class E, 3.9121% 4/10/28 (e)(f)	3,023,000	2,918,551
Class F, 3.9121% 4/10/28 (e)(f)	9,911,000	9,349,205
CGGS Commercial Mortgage Trust Series 2016-RND Class DFL, 5.1921% 2/15/33 (e)(f)	2,100,000	2,133,735
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2737% 9/10/46 (e)(f)	5,254,000	5,145,853
Series 2015-SHP2 Class E, 4.7921% 7/15/27 (e)(f)	2,933,000	2,730,187
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (e)	7,300,000	5,135,185
Series 2012-CR5 Class D, 4.4787% 12/10/45 (e)(f)	2,000,000	1,984,082
Series 2013-CR10 Class D, 4.9493% 8/10/46 (e)(f)	2,000,000	1,809,040
Series 2013-CR12 Class D, 5.2531% 10/10/46 (e)(f)	4,500,000	4,228,567
Series 2013-CR6 Class F, 4.1715% 3/10/46 (e)(f)	8,038,000	5,165,204
Series 2013-CR9 Class D, 4.3992% 7/10/45 (e)(f)	1,404,000	1,261,778
Series 2013-LC6 Class D, 4.4274% 1/10/46 (e)(f)	6,374,000	5,946,210
Series 2014-CR17:
Class D, 4.959% 5/10/47 (e)(f)	2,500,000	2,259,909
Class E, 4.799% 5/10/47 (e)(f)	1,575,000	1,225,018
Series 2014-UBS2 Class D, 5.1822% 3/10/47 (e)(f)	3,713,000	3,218,973
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class J, 5.44% 9/15/30 (e)	1,423,263	1,392,640
Commercial Mortgage Trust pass-thru certificates:
Series 2012-CR1:
Class C, 5.544% 5/15/45 (f)	1,000,000	1,119,861
Class D, 5.544% 5/15/45 (e)(f)	5,550,000	5,768,729
Class G, 2.462% 5/15/45 (e)	2,180,000	1,354,420
Series 2012-CR2:
Class D, 5.0166% 8/15/45 (e)(f)	4,500,000	4,603,062
Class E, 5.0166% 8/15/45 (e)(f)	6,000,000	5,772,638
Series 2012-LC4:
Class C, 5.8068% 12/10/44 (f)	2,000,000	2,281,803
Class D, 5.8068% 12/10/44 (e)(f)	11,675,000	12,181,549
Core Industrial Trust:
Series 2015-TEXW Class F, 3.977% 2/10/34 (e)(f)	10,746,000	9,514,532
Series 2015-WEST Class F, 4.3677% 2/10/37 (e)(f)	12,745,000	11,161,944
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1 Class F, 6% 5/17/40 (e)	790,550	814,175
Series 1998-C2 Class F, 6.75% 11/15/30 (e)	303,593	306,436
CSMC Trust floater Series 2015-DEAL:
Class E, 4.481% 4/15/29 (e)(f)	2,000,000	1,908,528
Class F, 5.231% 4/15/29 (e)(f)	5,053,000	4,917,330
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 5.099% 1/10/34 (e)(f)	10,853,000	10,218,352
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.8835% 11/10/46 (e)(f)	14,031,000	15,375,074
Class G, 4.652% 11/10/46 (e)	12,360,000	11,032,393
Series 2011-LC3A Class D, 5.5485% 8/10/44 (e)(f)	3,945,000	4,239,818
Extended Stay America Trust Series 2013-ESH7 Class C7, 3.9017% 12/5/31 (e)	500,000	503,092
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.6635% 12/25/43 (f)(g)	12,206,096	1,218,605
Series K012 Class X3, 2.3286% 1/25/41 (f)(g)	20,724,910	1,840,670
Series K013 Class X3, 2.8134% 1/25/43 (f)(g)	14,360,000	1,567,292
Series KAIV Class X2, 3.6147% 6/25/46 (f)(g)	7,430,000	1,141,408
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class EFX, 3.4949% 12/15/34 (e)(f)	9,164,000	8,970,694
Class FFX, 3.4949% 12/15/34 (e)(f)	8,032,000	7,620,833
GMAC Commercial Mortgage Securities, Inc. Series 1997-C2 Class G, 6.75% 4/15/29 (f)	365,467	373,897
GP Portfolio Trust Series 2014-GPP Class E, 4.2921% 2/15/27 (e)(f)	2,823,000	2,708,801
GS Mortgage Securities Corp. II Series 2010-C1:
Class D, 6.2151% 8/10/43 (e)(f)	4,000,000	4,226,292
Class E, 4% 8/10/43 (e)	3,770,000	3,534,110
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.3573% 12/10/43 (e)(f)	3,000,000	3,082,902
Series 2011-GC5:
Class C, 5.5484% 8/10/44 (e)(f)	9,000,000	9,983,171
Class D, 5.5484% 8/10/44 (e)(f)	7,000,000	7,213,800
Class E, 5.5484% 8/10/44 (e)(f)	4,049,000	3,741,910
Class F, 4.5% 8/10/44 (e)	4,500,000	3,473,609
Series 2012-GC6:
Class C, 5.835% 1/10/45 (e)(f)	3,600,000	4,016,318
Class D, 5.835% 1/10/45 (e)(f)	2,000,000	1,986,492
Class E, 5% 1/10/45 (e)(f)	4,516,000	3,735,853
Series 2012-GCJ7:
Class C, 5.9132% 5/10/45 (f)	6,500,000	7,129,964
Class D, 5.9132% 5/10/45 (e)(f)	9,205,000	9,122,962
Class E, 5% 5/10/45 (e)	6,920,000	5,576,620
Series 2012-GCJ9 Class D, 5.015% 11/10/45 (e)(f)	4,504,000	4,242,114
Series 2013-GC14 Class D, 4.9269% 8/10/46 (e)(f)	1,680,000	1,616,669
Series 2013-GC16:
Class D, 5.4973% 11/10/46 (e)(f)	3,750,000	3,471,068
Class F, 3.5% 11/10/46 (e)	7,303,000	4,928,221
Series 2014-NEW Class D, 3.79% 1/10/31 (e)	2,510,000	2,476,813
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (e)	29,826,000	29,019,893
Series 2016-RENT Class F, 4.2022% 2/10/29 (e)(f)	15,890,000	14,628,053
Hilton U.S.A. Trust:
floater Series 2014-ORL Class E, 3.6921% 7/15/29 (e)(f)	7,241,000	6,913,990
Series 2013-HLT Class EFX, 4.6017% 11/5/30 (e)(f)	5,000,000	5,026,275
Invitation Homes Trust floater Series 2013-SFR1 Class E, 3.101% 12/17/30 (e)(f)	1,500,000	1,465,792
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 5.6132% 1/12/37 (e)(f)	1,000,000	987,796
Series 2009-IWST:
Class C, 7.6935% 12/5/27 (e)(f)	3,000,000	3,436,879
Class D, 7.6935% 12/5/27 (e)(f)	9,550,000	10,886,424
Series 2010-CNTR:
Class D, 6.3899% 8/5/32 (e)(f)	4,500,000	5,044,717
Class XB, 1.1366% 8/5/32 (e)(f)(g)	32,655,000	1,134,928
Series 2012-CBX:
Class C, 5.3934% 6/15/45 (f)	4,530,000	4,983,454
Class E, 5.3934% 6/15/45 (e)(f)	4,635,000	4,737,611
Class F, 4% 6/15/45 (e)	8,192,000	6,743,404
Class G 4% 6/15/45 (e)	4,044,000	2,833,566
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2014-INN:
Class E, 4.081% 6/15/29 (e)(f)	10,174,000	9,842,189
Class F, 4.481% 6/15/29 (e)(f)	9,618,000	9,231,917
Series 2011-C3:
Class E, 5.8013% 2/15/46 (e)(f)	2,705,000	2,890,211
Class H, 4.409% 2/15/46 (e)(f)	7,077,000	5,835,244
Series 2011-C4 Class F, 3.873% 7/15/46 (e)	1,400,000	1,195,853
Series 2013-LC11:
Class C, 3.9582% 4/15/46 (f)	848,000	882,613
Class D, 4.3786% 4/15/46 (f)	7,672,000	7,237,848
Class E, 3.25% 4/15/46 (e)(f)	472,000	337,781
Class F, 3.25% 4/15/46 (e)(f)	2,518,000	1,498,151
Series 2014-DSTY Class E, 3.9314% 6/10/27 (e)(f)	2,752,000	2,553,226
Series 2015-UES Class F, 3.7417% 9/5/32 (e)(f)	3,500,000	3,243,805
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8 Class H, 6% 7/15/31 (e)	617,700	548,628
LB-UBS Commercial Mortgage Trust:
sequential payer Series 2006-C7 Class AM, 5.378% 11/15/38	2,040,000	2,048,421
Series 2006-C4 Class AJ, 5.9912% 6/15/38 (f)	691,282	690,942
LSTAR Commercial Mortgage Trust Series 2014-2:
Class D, 5.0182% 1/20/41 (e)(f)	3,000,000	2,965,477
Class E, 5.0182% 1/20/41 (e)(f)	4,800,000	4,400,562
Merrill Lynch Mortgage Trust Series 2006-C1 Class AJ, 5.7424% 5/12/39 (f)	19,155,001	19,046,260
Mezz Capital Commercial Mortgage Trust Series 2004-C1 Class IO, 9.321% 1/15/37 (e)(f)(g)	241,146	10,554
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.8125% 11/15/45 (e)(f)	2,000,000	2,026,012
Series 2013-C12 Class D, 4.9246% 10/15/46 (e)(f)	3,250,000	3,119,944
Series 2013-C13:
Class D, 5.0548% 11/15/46 (e)(f)	5,221,000	5,100,392
Class E, 5.0548% 11/15/46 (e)(f)	3,379,000	2,684,629
Series 2013-C7 Class E, 4.4312% 2/15/46 (e)(f)	1,000,000	780,996
Series 2013-C9 Class D, 4.2942% 5/15/46 (e)(f)	5,137,000	4,640,393
Morgan Stanley Capital I Trust:
sequential payer:
Series 2006-HQ10 Class AM, 5.36% 11/12/41	8,200,000	8,227,910
Series 2012-C4 Class E, 5.7045% 3/15/45 (e)(f)	7,294,000	7,322,017
Series 1997-RR Class F, 7.4205% 4/30/39 (e)(f)	437,133	432,723
Series 1998-CF1 Class G, 7.35% 7/15/32 (e)	2,229,907	2,232,452
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43	7,500,000	7,546,523
Series 2011-C1 Class C, 5.6007% 9/15/47 (e)(f)	4,000,000	4,535,209
Series 2011-C2:
Class D, 5.6471% 6/15/44 (e)(f)	4,887,000	5,234,662
Class E, 5.6471% 6/15/44 (e)(f)	9,600,000	10,076,873
Class F, 5.6471% 6/15/44 (e)(f)	4,440,000	4,323,360
Class XB, 0.6038% 6/15/44 (e)(f)(g)	63,708,222	1,473,093
Series 2011-C3:
Class C, 5.3479% 7/15/49 (e)(f)	2,000,000	2,229,481
Class D, 5.3479% 7/15/49 (e)(f)	7,400,000	8,019,110
Class E, 5.3479% 7/15/49 (e)(f)	832,000	867,505
Class G, 5.3479% 7/15/49 (e)(f)	3,283,000	2,588,889
Series 2012-C4 Class D, 5.7045% 3/15/45 (e)(f)	6,310,000	6,634,620
Series 2015-UBS8 Class D, 3.25% 12/15/48 (e)	5,013,000	3,706,867
Motel 6 Trust Series 2015-MTL6:
Class E, 5.2785% 2/5/30 (e)	8,349,000	8,340,763
Class F, 5% 2/5/30 (e)	14,325,000	13,558,274
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (e)(f)	1,500,000	1,222,641
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (e)	4,679,368	5,582,018
SCG Trust Series 2013-SRP1 Class D, 3.7764% 11/15/26 (e)(f)	4,347,000	4,089,027
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 5.5379% 8/15/39 (f)	451,162	453,300
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.7152% 5/10/45 (e)(f)	3,235,000	3,331,743
Class E, 5% 5/10/45 (e)(f)	4,053,000	3,525,031
UBS-Barclays Commercial Mortgage Trust sequential payer Series 2012-C3 Class A1, 0.726% 8/10/49	974,264	972,271
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.0842% 1/10/45 (e)(f)	3,000,000	3,477,196
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (e)	2,540,000	2,840,395
Wachovia Bank Commercial Mortgage Trust Series 2004-C11 Class D, 5.8847% 1/15/41 (f)	4,712,822	4,775,705
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5 Class D, 4.9355% 10/15/45 (e)(f)	9,999,000	9,778,278
Series 2016-C35 Class D, 3.142% 7/15/48 (e)	8,358,000	5,993,783
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (e)	4,000,000	3,161,344
Series 2011-C3:
Class C, 5.335% 3/15/44 (e)	4,900,000	5,346,789
Class D, 5.8071% 3/15/44 (e)(f)	1,000,000	1,052,505
Class E, 5% 3/15/44 (e)	3,000,000	2,737,148
Series 2011-C5:
Class F, 5.25% 11/15/44 (e)(f)	3,000,000	2,574,344
Class G, 5.25% 11/15/44 (e)(f)	2,000,000	1,578,224
Series 2012-C10 Class E, 4.6017% 12/15/45 (e)(f)	4,090,000	3,322,304
Series 2012-C7:
Class D, 4.9916% 6/15/45 (e)(f)	2,380,000	2,458,015
Class F, 4.5% 6/15/45 (e)	2,000,000	1,498,030
Series 2013-C11:
Class D, 4.3175% 3/15/45 (e)(f)	5,830,000	5,449,120
Class E, 4.3175% 3/15/45 (e)(f)	4,780,000	3,607,374
Series 2013-C13 Class D, 4.1386% 5/15/45 (e)(f)	4,000,000	3,609,846
Series 2013-C16 Class D, 5.1491% 9/15/46 (e)(f)	3,728,000	3,665,161
Series 2013-UBS1 Class D, 4.7827% 3/15/46 (e)(f)	1,668,000	1,622,433
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 4.1624% 11/15/29 (e)(f)	5,152,378	4,950,843
Class G, 3.4621% 11/15/29 (e)(f)	4,994,505	4,605,234
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $671,982,193)		698,992,138

Bank Loan Obligations - 5.3%
CONSUMER DISCRETIONARY - 1.9%
Hotels, Restaurants & Leisure - 1.5%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (f)	13,103,706	12,782,665
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (f)	10,091,606	9,612,254
Cooper Hotel Group 12% 11/6/17	13,106,661	13,237,727
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 7.75% 12/27/20 (f)	2,150,000	2,150,000
Tranche B 1LN, term loan 5.25% 6/27/20 (f)	1,986,701	1,987,317
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (f)	14,821,555	14,855,792
La Quinta Intermediate Holdings LLC Tranche B LN, term loan 3.75% 4/14/21 (f)	13,049,903	12,935,717
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (f)	4,052,685	4,032,422
Ryman Hospitality Properties, Inc. Tranche B, term loan 3.5% 1/15/21 (f)	2,244,200	2,247,566
		73,841,460
Media - 0.2%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (f)	7,361,813	7,355,702
Multiline Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan 5.25% 6/23/23 (f)	10,115,000	10,123,395

TOTAL CONSUMER DISCRETIONARY		91,320,557

CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.4%
Albertson's LLC:
Tranche B 5LN, term loan 4.75% 12/21/22 (f)	5,642,488	5,669,910
Tranche B 6LN, term loan 4.75% 6/22/23 (f)	12,665,000	12,741,497
		18,411,407
ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (f)	17,393,422	16,610,718
Panda Temple Power, LLC term loan 7.25% 4/3/19 (f)	8,537,100	7,854,132
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (f)	8,131,336	8,163,861
		32,628,711
FINANCIALS - 1.1%
Real Estate Investment Trusts - 0.4%
iStar Financial, Inc. Tranche B, term loan 5.5% 7/1/20 (f)	8,435,000	8,493,033
Starwood Property Trust, Inc. Tranche B, term loan 3.5% 4/17/20 (f)	10,712,049	10,695,338
		19,188,371
Real Estate Management & Development - 0.6%
Americold Realty Operating Partnership LP Tranche B, term loan 5.75% 12/1/22 (f)	11,225,640	11,337,897
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 4.25% 11/4/21 (f)	8,987,406	8,923,775
NorthStar Asset Management LP Tranche B 1LN, term loan 4.6265% 1/29/23 (f)	4,997,475	4,974,587
Realogy Group LLC Tranche B, term loan 3.75% 7/20/22 (f)	3,300,000	3,316,500
		28,552,759
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing, LLC Tranche B, term loan 5.5% 2/15/18 (f)	6,610,838	6,511,675

TOTAL FINANCIALS		54,252,805

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Community Health Systems, Inc.:
Tranche F, term loan 3.9241% 12/31/18 (f)	1,756,471	1,739,222
Tranche H, term loan 4% 1/27/21 (f)	3,088,463	3,048,900
		4,788,122
INDUSTRIALS - 0.3%
Commercial Services & Supplies - 0.1%
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (f)	3,910,000	3,701,480
Pilot Travel Centers LLC Tranche B, term loan 3.2456% 5/25/23 (f)	4,178,425	4,194,094
		7,895,574
Construction & Engineering - 0.2%
Drumm Investors LLC Tranche B, term loan 9.5% 5/4/18 (f)	8,531,846	8,354,128

TOTAL INDUSTRIALS		16,249,702

UTILITIES - 0.8%
Electric Utilities - 0.4%
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.25% 1/31/22 (f)	7,231,946	7,130,699
Dynegy Finance IV, Inc. Tranche C, term loan 5% 6/27/23 (f)	4,220,000	4,220,000
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (f)	6,683,047	6,616,216
Southeast Powergen LLC Tranche B, term loan 4.5% 12/2/21 (f)	2,641,888	2,546,119
		20,513,034
Independent Power and Renewable Electricity Producers - 0.4%
APLP Holdings LP Tranche B, term loan 6% 4/13/23 (f)	7,227,165	7,245,233
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (f)	11,369,138	10,933,359
		18,178,592

TOTAL UTILITIES		38,691,626

TOTAL BANK LOAN OBLIGATIONS
(Cost $258,138,621)		256,342,930

Preferred Securities - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (e)	1,220,000	20,679
Thrifts & Mortgage Finance - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (e)	500,000	247
TOTAL PREFERRED SECURITIES
(Cost $1,297,768)		20,926
	Shares	Value

Money Market Funds - 6.5%
Fidelity Cash Central Fund, 0.42% (h)	314,785,413	314,785,413
Fidelity Securities Lending Cash Central Fund, 0.45% (h)(i)	1,316,700	1,316,700
TOTAL MONEY MARKET FUNDS
(Cost $316,102,113)		316,102,113
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $4,394,702,295)		4,849,258,891
NET OTHER ASSETS (LIABILITIES) - 0.2%		7,945,051
NET ASSETS - 100%		$4,857,203,942

Legend

 (a) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,824,211 or 0.1% of net assets.

 (b) Affiliated company

 (c) Security or a portion of the security is on loan at period end.

 (d) Non-income producing

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $907,486,670 or 18.7% of net assets.

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$46,791
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 4.08% 12/25/42	3/25/03	$51,824
Stanley Martin Communities LLC Class B	8/3/05 - 3/1/07	$4,244,623

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$942,575
Fidelity Securities Lending Cash Central Fund	28,725
Total	$971,300

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acadia Realty Trust (SBI)	$119,299,759	$3,255,274	$965,602	$3,155,180	$--
Arbor Realty Trust, Inc.	20,991,789	--	75,982	1,838,251	21,868,468
Arbor Realty Trust, Inc. 7.375%	10,597,189	--	--	793,928	11,010,570
Arbor Realty Trust, Inc. Series A, 8.25%	4,814,206	--	--	389,996	4,785,843
Arbor Realty Trust, Inc. Series B, 7.75%	5,940,000	--	--	465,000	6,000,000
Arbor Realty Trust, Inc. Series C, 8.50%	2,578,000	--	--	212,500	2,575,000
Great Ajax Corp.	7,020,000	12,241,285	--	201,403	19,621,115
Total	$171,240,943	$15,496,559	$1,041,584	$7,056,258	$65,860,996

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$5,806,693	$--	$--	$5,806,693
Financials	2,462,617,085	2,450,757,509	11,859,574	2
Corporate Bonds	987,058,783	--	987,058,783	--
Asset-Backed Securities	113,221,928	--	112,373,703	848,225
Collateralized Mortgage Obligations	9,096,295	--	8,846,129	250,166
Commercial Mortgage Securities	698,992,138	--	684,740,742	14,251,396
Bank Loan Obligations	256,342,930	--	243,105,203	13,237,727
Preferred Securities	20,926	--	--	20,926
Money Market Funds	316,102,113	316,102,113	--	--
Total Investments in Securities:	$4,849,258,891	$2,766,859,622	$2,047,984,134	$34,415,135

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	0.1%
AAA,AA,A	2.3%
BBB	9.0%
BB	9.0%
B	10.6%
CCC,CC,C	0.8%
D	0.0%
Not Rated	10.7%
Equities	50.8%
Short-Term Investments and Net Other Assets	6.7%
100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $1,300,873) — See accompanying schedule: Unaffiliated issuers (cost $4,012,720,751)	$4,467,295,782
Fidelity Central Funds (cost $316,102,113)	316,102,113
Other affiliated issuers (cost $65,879,431)	65,860,996
Total Investments (cost $4,394,702,295)		$4,849,258,891
Cash		5,534,808
Receivable for investments sold		18,455,612
Receivable for fund shares sold		10,387,409
Dividends receivable		2,677,994
Interest receivable		19,180,238
Distributions receivable from Fidelity Central Funds		114,067
Other receivables		20,587
Total assets		4,905,629,606
Liabilities
Payable for investments purchased	$39,637,835
Payable for fund shares redeemed	3,993,810
Accrued management fee	2,181,907
Distribution and service plan fees payable	360,628
Other affiliated payables	841,801
Other payables and accrued expenses	92,983
Collateral on securities loaned, at value	1,316,700
Total liabilities		48,425,664
Net Assets		$4,857,203,942
Net Assets consist of:
Paid in capital		$4,339,374,272
Undistributed net investment income		37,962,753
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		25,310,053
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		454,556,864
Net Assets		$4,857,203,942
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($548,648,862 ÷ 44,793,424 shares)		$12.25
Maximum offering price per share (100/96.00 of $12.25)		$12.76
Class T:
Net Asset Value and redemption price per share ($59,787,558 ÷ 4,878,394 shares)		$12.26
Maximum offering price per share (100/96.00 of $12.26)		$12.77
Class C:
Net Asset Value and offering price per share ($289,430,349 ÷ 23,850,410 shares)(a)		$12.14
Real Estate Income:
Net Asset Value, offering price and redemption price per share ($2,719,387,305 ÷ 220,913,639 shares)		$12.31
Class I:
Net Asset Value, offering price and redemption price per share ($1,239,949,868 ÷ 101,019,583 shares)		$12.27

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends (including $7,056,258 earned from other affiliated issuers)		$118,594,202
Interest		108,853,784
Income from Fidelity Central Funds		971,300
Total income		228,419,286
Expenses
Management fee	$23,555,488
Transfer agent fees	8,899,268
Distribution and service plan fees	4,148,288
Accounting and security lending fees	1,338,246
Custodian fees and expenses	44,656
Independent trustees' fees and expenses	18,781
Registration fees	185,537
Audit	198,658
Legal	11,016
Miscellaneous	32,158
Total expenses before reductions	38,432,096
Expense reductions	(95,724)	38,336,372
Net investment income (loss)		190,082,914
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,680,443
Other affiliated issuers	1,863,343
Foreign currency transactions	(105,863)
Total net realized gain (loss)		46,437,923
Change in net unrealized appreciation (depreciation) on: Investment securities	237,758,482
Assets and liabilities in foreign currencies	70,248
Total change in net unrealized appreciation (depreciation)		237,828,730
Net gain (loss)		284,266,653
Net increase (decrease) in net assets resulting from operations		$474,349,567

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$190,082,914	$200,528,467
Net realized gain (loss)	46,437,923	54,207,307
Change in net unrealized appreciation (depreciation)	237,828,730	(52,184,229)
Net increase (decrease) in net assets resulting from operations	474,349,567	202,551,545
Distributions to shareholders from net investment income	(185,109,460)	(199,452,326)
Distributions to shareholders from net realized gain	(51,815,852)	(75,677,564)
Total distributions	(236,925,312)	(275,129,890)
Share transactions - net increase (decrease)	302,433,412	215,193,161
Redemption fees	329,841	424,938
Total increase (decrease) in net assets	540,187,508	143,039,754
Net Assets
Beginning of period	4,317,016,434	4,173,976,680
End of period	$4,857,203,942	$4,317,016,434
Other Information
Undistributed net investment income end of period	$37,962,753	$34,176,266

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.66	$11.86	$11.67	$11.26	$10.73
Income from Investment Operations
Net investment income (loss)A	.49	.52	.49	.54	.52
Net realized and unrealized gain (loss)	.73	.02	.44	.60	.61
Total from investment operations	1.22	.54	.93	1.14	1.13
Distributions from net investment income	(.48)	(.52)	(.50)	(.53)	(.51)
Distributions from net realized gain	(.14)	(.21)	(.24)	(.20)	(.10)
Total distributions	(.63)B	(.74)C	(.74)	(.73)	(.60)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$12.25	$11.66	$11.86	$11.67	$11.26
Total ReturnF,G	11.01%	4.65%	8.49%	10.45%	11.24%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.03%	1.04%	1.06%	1.08%	1.12%
Expenses net of fee waivers, if any	1.03%	1.03%	1.05%	1.08%	1.12%
Expenses net of all reductions	1.03%	1.03%	1.05%	1.07%	1.11%
Net investment income (loss)	4.29%	4.40%	4.28%	4.62%	4.89%
Supplemental Data
Net assets, end of period (000 omitted)	$548,649	$495,462	$442,271	$378,269	$137,352
Portfolio turnover rateJ	26%	19%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.63 per share is comprised of distributions from net investment income of $.483 and distributions from net realized gain of $.142 per share.

 C Total distributions of $.74 per share is comprised of distributions from net investment income of $.523 and distributions from net realized gain of $.212 per share.

 D Total distributions of $.60 per share is comprised of distributions from net investment income of $.505 and distributions from net realized gain of $.097 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.66	$11.86	$11.67	$11.26	$10.72
Income from Investment Operations
Net investment income (loss)A	.49	.51	.49	.54	.52
Net realized and unrealized gain (loss)	.73	.02	.43	.60	.62
Total from investment operations	1.22	.53	.92	1.14	1.14
Distributions from net investment income	(.48)	(.52)	(.50)	(.53)	(.50)
Distributions from net realized gain	(.14)	(.21)	(.24)	(.20)	(.10)
Total distributions	(.62)	(.73)	(.73)B	(.73)	(.60)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.26	$11.66	$11.86	$11.67	$11.26
Total ReturnD,E	11.06%	4.62%	8.44%	10.42%	11.33%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.07%	1.06%	1.08%	1.08%	1.11%
Expenses net of fee waivers, if any	1.07%	1.06%	1.08%	1.08%	1.11%
Expenses net of all reductions	1.06%	1.06%	1.07%	1.08%	1.11%
Net investment income (loss)	4.26%	4.37%	4.26%	4.61%	4.90%
Supplemental Data
Net assets, end of period (000 omitted)	$59,788	$55,424	$48,164	$46,198	$26,143
Portfolio turnover rateH	26%	19%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.73 per share is comprised of distributions from net investment income of $.496 and distributions from net realized gain of $.236 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.55	$11.77	$11.59	$11.20	$10.67
Income from Investment Operations
Net investment income (loss)A	.40	.43	.40	.45	.44
Net realized and unrealized gain (loss)	.73	.01	.43	.60	.62
Total from investment operations	1.13	.44	.83	1.05	1.06
Distributions from net investment income	(.40)	(.45)	(.42)	(.46)	(.43)
Distributions from net realized gain	(.14)	(.21)	(.24)	(.20)	(.10)
Total distributions	(.54)	(.66)	(.65)B	(.66)	(.53)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.14	$11.55	$11.77	$11.59	$11.20
Total ReturnD,E	10.29%	3.82%	7.66%	9.66%	10.49%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.79%	1.79%	1.79%	1.81%	1.87%
Expenses net of fee waivers, if any	1.78%	1.78%	1.79%	1.81%	1.87%
Expenses net of all reductions	1.78%	1.78%	1.79%	1.81%	1.87%
Net investment income (loss)	3.54%	3.65%	3.54%	3.88%	4.14%
Supplemental Data
Net assets, end of period (000 omitted)	$289,430	$291,387	$246,306	$204,012	$52,780
Portfolio turnover rateH	26%	19%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.65 per share is comprised of distributions from net investment income of $.417 and distributions from net realized gain of $.236 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.71	$11.91	$11.71	$11.29	$10.75
Income from Investment Operations
Net investment income (loss)A	.52	.54	.52	.57	.54
Net realized and unrealized gain (loss)	.73	.02	.44	.60	.62
Total from investment operations	1.25	.56	.96	1.17	1.16
Distributions from net investment income	(.51)	(.55)	(.53)	(.55)	(.52)
Distributions from net realized gain	(.14)	(.21)	(.24)	(.20)	(.10)
Total distributions	(.65)	(.76)	(.76)B	(.75)	(.62)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.31	$11.71	$11.91	$11.71	$11.29
Total ReturnD	11.29%	4.84%	8.78%	10.71%	11.50%
Ratios to Average Net AssetsE,F
Expenses before reductions	.82%	.83%	.83%	.84%	.90%
Expenses net of fee waivers, if any	.81%	.82%	.83%	.84%	.89%
Expenses net of all reductions	.81%	.82%	.83%	.84%	.89%
Net investment income (loss)	4.51%	4.61%	4.50%	4.85%	5.12%
Supplemental Data
Net assets, end of period (000 omitted)	$2,719,387	$2,561,268	$2,627,382	$2,884,545	$2,252,149
Portfolio turnover rateG	26%	19%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.76 per share is comprised of distributions from net investment income of $.525 and distributions from net realized gain of $.236 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Income Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.68	$11.88	$11.69	$11.28	$10.74
Income from Investment Operations
Net investment income (loss)A	.52	.55	.52	.57	.55
Net realized and unrealized gain (loss)	.73	.02	.44	.60	.62
Total from investment operations	1.25	.57	.96	1.17	1.17
Distributions from net investment income	(.52)	(.55)	(.53)	(.56)	(.53)
Distributions from net realized gain	(.14)	(.21)	(.24)	(.20)	(.10)
Total distributions	(.66)	(.77)B	(.77)	(.76)	(.63)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.27	$11.68	$11.88	$11.69	$11.28
Total ReturnD	11.30%	4.92%	8.76%	10.72%	11.62%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.77%	.78%	.80%	.84%
Expenses net of fee waivers, if any	.77%	.77%	.78%	.80%	.84%
Expenses net of all reductions	.76%	.77%	.78%	.80%	.84%
Net investment income (loss)	4.56%	4.66%	4.55%	4.89%	5.17%
Supplemental Data
Net assets, end of period (000 omitted)	$1,239,950	$913,475	$809,854	$610,045	$217,435
Portfolio turnover rateG	26%	19%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.77 per share is comprised of distributions from net investment income of $.554 and distributions from net realized gain of $.212 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Real Estate Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$585,886,559
Gross unrealized depreciation	(135,755,064)
Net unrealized appreciation (depreciation) on securities	$450,131,495
Tax Cost	$4,399,127,396

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$40,564,435
Undistributed long-term capital gain	$27,579,151
Net unrealized appreciation (depreciation) on securities and other investments	$450,131,763

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$185,109,460	$ 202,287,403
Long-term Capital Gains	51,815,852	72,842,487
Total	$236,925,312	$ 275,129,890

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,246,117,317 and $1,026,796,771, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,249,583	$–
Class T	-%	.25%	140,262	–
Class C	.75%	.25%	2,758,443	452,312
			$4,148,288	$452,312

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$77,989
Class T	9,945
Class C(a)	33,753
$121,687

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$952,659.19
Class T	125,890.22
Class C	534,908.19
Real Estate Income	5,677,459.22
Class I	1,608,352.17
	$ 8,899,268

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14,078 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,876 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $28,725. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $60,649 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,383.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $29,692.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Class A	$20,776,428	$21,010,715
Class T	2,323,930	2,305,119
Class C	9,744,417	10,465,476
Real Estate Income	111,450,147	122,206,251
Class I	40,814,538	43,464,765
Total	$185,109,460	$199,452,326
From net realized gain
Class A	$6,008,082	$7,958,848
Class T	680,042	875,220
Class C	3,527,228	4,645,932
Real Estate Income	30,805,486	46,720,433
Class I	10,795,014	15,477,131
Total	$51,815,852	$75,677,564

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Class A
Shares sold	15,526,418	17,614,783	$176,978,857	$207,492,435
Reinvestment of distributions	2,217,782	2,253,682	24,934,959	26,209,333
Shares redeemed	(15,457,212)	(14,664,043)	(176,322,303)	(171,937,484)
Net increase (decrease)	2,286,988	5,204,422	$25,591,513	$61,764,284
Class T
Shares sold	1,214,951	1,551,308	$13,936,304	$18,286,948
Reinvestment of distributions	246,897	251,652	2,775,517	2,927,374
Shares redeemed	(1,335,803)	(1,110,729)	(15,332,670)	(13,074,996)
Net increase (decrease)	126,045	692,231	$1,379,151	$8,139,326
Class C
Shares sold	4,854,016	7,875,459	$55,310,329	$92,082,413
Reinvestment of distributions	1,043,618	1,105,279	11,628,023	12,763,694
Shares redeemed	(7,264,769)	(4,690,719)	(81,984,542)	(54,577,835)
Net increase (decrease)	(1,367,135)	4,290,019	$(15,046,190)	$50,268,272
Real Estate Income
Shares sold	54,340,979	51,184,144	$625,193,342	$605,520,317
Reinvestment of distributions	11,080,986	12,742,585	125,130,837	148,826,128
Shares redeemed	(63,200,104)	(65,882,524)	(728,426,852)	(777,479,294)
Net increase (decrease)	2,221,861	(1,955,795)	$21,897,327	$(23,132,849)
Class I
Shares sold	51,672,151	38,671,974	$597,272,677	$455,469,590
Reinvestment of distributions	3,437,483	3,704,065	38,745,091	43,129,998
Shares redeemed	(32,289,301)	(32,342,580)	(367,406,157)	(380,445,460)
Net increase (decrease)	22,820,333	10,033,459	$268,611,611	$118,154,128

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Class A	1.03%
Actual		$1,000.00	$1,129.80	$5.45
Hypothetical-C		$1,000.00	$1,019.74	$5.17
Class T	1.06%
Actual		$1,000.00	$1,129.50	$5.61
Hypothetical-C		$1,000.00	$1,019.59	$5.32
Class C	1.78%
Actual		$1,000.00	$1,125.70	$9.41
Hypothetical-C		$1,000.00	$1,016.01	$8.92
Real Estate Income	.79%
Actual		$1,000.00	$1,131.20	$4.19
Hypothetical-C		$1,000.00	$1,020.93	$3.97
Class I	.76%
Actual		$1,000.00	$1,130.90	$4.03
Hypothetical-C		$1,000.00	$1,021.08	$3.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/12/16	09/09/16	$0.131	$0.070
Class T	09/12/16	09/09/16	$0.130	$0.070
Class C	09/12/16	09/09/16	$0.115	$0.070
Class I	09/12/16	09/09/16	$0.140	$0.070
Fidelity Real Estate Income	09/12/16	09/09/16	$0.138	$0.070

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $43,043,673, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Real Estate Income Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

REIA-ANN-0916
1.907549.106

Fidelity Advisor® Small Cap Value Fund - Class A, Class T, Class C and Class I Annual Report July 31, 2016 Class A, Class T, Class C and Class I are classes of Fidelity® Small Cap Value Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(1.92)%	10.97%	8.37%
Class T (incl. 3.50% sales charge)	0.13%	11.23%	8.36%
Class C (incl. contingent deferred sales charge)	2.27%	11.43%	8.19%
Class I	4.31%	12.61%	9.33%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Value Fund - Class A on July 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Period Ending Values
$22,336	Fidelity Advisor® Small Cap Value Fund - Class A
$17,661	Russell 2000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Derek Janssen:  For the year, most of the fund’s share classes (excluding sales charges, if applicable) trailed the 5.59% return of the benchmark Russell 2000® Value Index by between 1 and 2 percentage points. Stocks with bond-like characteristics, such as real estate investment trusts (REITs) and utilities, performed exceptionally well, even as many low-quality companies tied to volatile commodity markets gained ground. This created a headwind for the fund, which favors higher-quality, attractively valued firms with good long-term business models. Versus the index, stock picks in materials and industrials hurt results most. In the latter group, workplace products distributor Essendant detracted. Elsewhere, lease-to-own home furnishings provider Aaron’s was the fund's biggest relative detractor. The stock returned -35% amid weak earnings results. Waddell & Reed Financial, a struggling asset manager also hurt results. We eliminated it from the fund in March. Conversely, picks in technology and, to a lesser extent, energy, added value. Tech resellers Ingram Micro – which was not in the index and was sold from the fund early in 2016 – and Tech Data contributed. Elsewhere, Store Capital–benefited from strong business execution and the broad-based strength of REITs.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2016, Derek Janssen became sole Portfolio Manager of the fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Store Capital Corp.	3.4	3.5
Moog, Inc. Class A	3.0	1.9
Allied World Assurance Co. Holdings AG	2.8	2.4
Potlatch Corp.	2.7	0.2
Genesee & Wyoming, Inc. Class A	2.6	2.4
First American Financial Corp.	2.6	1.8
World Fuel Services Corp.	2.5	2.5
Universal Corp.	2.4	2.7
HSN, Inc.	2.4	0.0
ProAssurance Corp.	2.4	2.8
	26.8

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	40.3	40.4
Industrials	14.2	13.0
Consumer Discretionary	12.3	12.0
Information Technology	10.4	11.3
Health Care	5.6	6.6

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 12.5%

As of January 31, 2016*
Stocks	99.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 14.2%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 12.3%
Auto Components - 1.3%
Standard Motor Products, Inc.	1,000,000	$41,940,000
Household Durables - 2.1%
Meritage Homes Corp. (a)	1,870,962	68,084,307
Internet & Catalog Retail - 2.4%
HSN, Inc.	1,500,000	76,740,000
Multiline Retail - 1.9%
Dillard's, Inc. Class A	900,000	60,912,000
Specialty Retail - 4.6%
Aarons, Inc. Class A	2,045,100	48,980,145
Genesco, Inc. (a)	595,028	41,306,844
Hibbett Sports, Inc. (a)(b)(c)	1,625,600	56,765,952
		147,052,941

TOTAL CONSUMER DISCRETIONARY		394,729,248

CONSUMER STAPLES - 3.6%
Food & Staples Retailing - 1.2%
United Natural Foods, Inc. (a)	737,913	36,880,892
Tobacco - 2.4%
Universal Corp. (c)	1,300,000	77,103,000

TOTAL CONSUMER STAPLES		113,983,892

ENERGY - 4.9%
Energy Equipment & Services - 2.2%
Hornbeck Offshore Services, Inc. (a)(b)	1,600,000	12,768,000
ShawCor Ltd. Class A	2,500,000	57,021,407
		69,789,407
Oil, Gas & Consumable Fuels - 2.7%
Northern Oil & Gas, Inc. (a)(b)	1,958,249	7,754,666
World Fuel Services Corp.	1,700,000	80,920,000
		88,674,666

TOTAL ENERGY		158,464,073

FINANCIALS - 40.3%
Banks - 14.7%
Associated Banc-Corp.	2,836,935	52,766,991
BOK Financial Corp. (b)	1,000,000	65,230,000
Cullen/Frost Bankers, Inc. (b)	1,000,000	67,890,000
CVB Financial Corp.	4,500,010	74,025,165
First Citizen Bancshares, Inc.	140,370	36,465,319
First Citizen Bancshares, Inc. Class A (a)	180,954	47,008,230
First Niagara Financial Group, Inc.	6,000,000	61,080,000
UMB Financial Corp.	1,200,000	66,492,000
		470,957,705
Capital Markets - 3.3%
Federated Investors, Inc. Class B (non-vtg.)	2,000,000	63,140,000
OM Asset Management Ltd.	3,176,901	44,476,614
		107,616,614
Insurance - 10.9%
Allied World Assurance Co. Holdings AG	2,200,000	90,178,000
Aspen Insurance Holdings Ltd.	971,046	44,629,274
Endurance Specialty Holdings Ltd.	800,000	54,104,000
First American Financial Corp.	2,000,000	83,620,000
ProAssurance Corp.	1,468,200	75,847,212
		348,378,486
Real Estate Investment Trusts - 8.0%
Potlatch Corp. (c)	2,300,000	87,975,000
Sabra Health Care REIT, Inc.	2,500,000	59,775,000
Store Capital Corp.	3,500,000	109,164,999
		256,914,999
Real Estate Management & Development - 1.6%
Kennedy Wilson Europe Real Estate PLC	4,000,000	52,673,310
Thrifts & Mortgage Finance - 1.8%
Washington Federal, Inc.	2,274,500	56,862,500

TOTAL FINANCIALS		1,293,403,614

HEALTH CARE - 5.6%
Health Care Providers & Services - 3.9%
Civitas Solutions, Inc. (a)(c)	2,422,110	51,905,817
Team Health Holdings, Inc. (a)	1,800,000	73,512,000
		125,417,817
Health Care Technology - 0.6%
Cegedim SA (a)	670,247	19,587,647
Pharmaceuticals - 1.1%
Innoviva, Inc. (b)	2,726,753	35,093,311

TOTAL HEALTH CARE		180,098,775

INDUSTRIALS - 14.2%
Aerospace & Defense - 3.0%
Moog, Inc. Class A (a)	1,750,000	96,372,500
Commercial Services & Supplies - 0.8%
Essendant, Inc.	1,235,098	24,751,364
Electrical Equipment - 2.9%
AZZ, Inc.	500,000	31,040,000
Regal Beloit Corp.	1,000,000	61,010,000
		92,050,000
Machinery - 3.2%
Hillenbrand, Inc.	1,000,000	32,350,000
Mueller Industries, Inc.	2,100,000	71,484,000
		103,834,000
Road & Rail - 2.6%
Genesee & Wyoming, Inc. Class A (a)	1,300,000	84,175,000
Trading Companies & Distributors - 1.7%
WESCO International, Inc. (a)(b)	960,033	53,512,239

TOTAL INDUSTRIALS		454,695,103

INFORMATION TECHNOLOGY - 10.4%
Electronic Equipment & Components - 3.8%
Jabil Circuit, Inc.	266,445	5,422,156
SYNNEX Corp.	527,200	52,999,416
Tech Data Corp. (a)	800,000	62,344,000
		120,765,572
Internet Software & Services - 2.9%
Cimpress NV (a)(b)	400,000	37,920,000
j2 Global, Inc.	850,000	56,814,000
		94,734,000
IT Services - 3.0%
CACI International, Inc. Class A (a)	250,000	23,832,500
Science Applications International Corp.	1,200,000	72,912,000
		96,744,500
Technology Hardware, Storage & Peripherals - 0.7%
Super Micro Computer, Inc. (a)	1,000,000	21,550,000

TOTAL INFORMATION TECHNOLOGY		333,794,072

MATERIALS - 4.0%
Containers & Packaging - 2.1%
Silgan Holdings, Inc.	1,370,000	67,924,600
Metals & Mining - 1.9%
Compass Minerals International, Inc. (b)	850,000	59,151,500

TOTAL MATERIALS		127,076,100

UTILITIES - 4.2%
Electric Utilities - 4.2%
El Paso Electric Co.	1,500,000	71,520,000
IDACORP, Inc.	800,000	64,680,000
		136,200,000
TOTAL COMMON STOCKS
(Cost $2,790,578,698)		3,192,444,877

Money Market Funds - 5.4%
Fidelity Cash Central Fund, 0.42% (d)	18,841,170	18,841,170
Fidelity Securities Lending Cash Central Fund, 0.45% (d)(e)	156,054,539	156,054,539
TOTAL MONEY MARKET FUNDS
(Cost $174,895,709)		174,895,709
TOTAL INVESTMENT PORTFOLIO - 104.9%
(Cost $2,965,474,407)		3,367,340,586
NET OTHER ASSETS (LIABILITIES) - (4.9)%		(158,766,428)
NET ASSETS - 100%		$3,208,574,158

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$81,527
Fidelity Securities Lending Cash Central Fund	2,179,165
Total	$2,260,692

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Civitas Solutions, Inc.	$66,136,343	$--	$14,297,008	$--	$51,905,817
Hibbett Sports, Inc.	11,341,950	55,985,079	2,178,105	--	56,765,952
Potlatch Corp.	--	62,383,666	--	--	87,975,000
Rouse Properties, Inc.	76,560,000	--	78,563,904	438,063	--
Standard Motor Products, Inc.	43,273,318	--	6,525,703	724,502	--
Universal Corp.	68,930,035	4,859,141	457,179	2,756,018	77,103,000
Total	$266,241,646	$123,227,886	$102,021,899	$3,918,583	$273,749,769

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.5%
Bermuda	3.1%
Switzerland	2.8%
Canada	1.8%
Bailiwick of Jersey	1.6%
United Kingdom	1.4%
Netherlands	1.2%
Others (Individually Less Than 1%)	0.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $152,846,977) — See accompanying schedule: Unaffiliated issuers (cost $2,560,598,307)	$2,918,695,108
Fidelity Central Funds (cost $174,895,709)	174,895,709
Other affiliated issuers (cost $229,980,391)	273,749,769
Total Investments (cost $2,965,474,407)		$3,367,340,586
Receivable for investments sold		1,332,481
Receivable for fund shares sold		2,151,830
Dividends receivable		1,332,543
Distributions receivable from Fidelity Central Funds		89,294
Other receivables		72,618
Total assets		3,372,319,352
Liabilities
Payable for investments purchased	$2,068,800
Payable for fund shares redeemed	2,654,627
Accrued management fee	2,149,904
Distribution and service plan fees payable	126,751
Other affiliated payables	634,078
Other payables and accrued expenses	56,495
Collateral on securities loaned, at value	156,054,539
Total liabilities		163,745,194
Net Assets		$3,208,574,158
Net Assets consist of:
Paid in capital		$2,613,772,354
Undistributed net investment income		6,559,742
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		186,375,919
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		401,866,143
Net Assets		$3,208,574,158
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($218,363,690÷ 12,188,359 shares)		$17.92
Maximum offering price per share (100/94.25 of $17.92)		$19.01
Class T:
Net Asset Value and redemption price per share ($82,337,095 ÷ 4,694,264 shares)		$17.54
Maximum offering price per share (100/96.50 of $17.54)		$18.18
Class C:
Net Asset Value and offering price per share ($57,231,399 ÷ 3,463,446 shares)(a)		$16.52
Small Cap Value:
Net Asset Value, offering price and redemption price per share ($2,460,713,972 ÷ 135,021,784 shares)		$18.22
Class I:
Net Asset Value, offering price and redemption price per share ($389,928,002 ÷ 21,387,334 shares)		$18.23

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends (including $3,918,583 earned from other affiliated issuers)		$50,583,645
Income from Fidelity Central Funds		2,260,692
Total income		52,844,337
Expenses
Management fee
Basic fee	$20,088,076
Performance adjustment	6,058,594
Transfer agent fees	6,373,107
Distribution and service plan fees	1,565,263
Accounting and security lending fees	873,933
Custodian fees and expenses	37,866
Independent trustees' fees and expenses	12,545
Registration fees	119,338
Audit	66,034
Legal	7,615
Miscellaneous	20,661
Total expenses before reductions	35,223,032
Expense reductions	(165,667)	35,057,365
Net investment income (loss)		17,786,972
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	234,199,519
Other affiliated issuers	11,952,229
Foreign currency transactions	(14,975)
Total net realized gain (loss)		246,136,773
Change in net unrealized appreciation (depreciation) on: Investment securities	(119,544,677)
Assets and liabilities in foreign currencies	(37)
Total change in net unrealized appreciation (depreciation)		(119,544,714)
Net gain (loss)		126,592,059
Net increase (decrease) in net assets resulting from operations		$144,379,031

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,786,972	$20,225,902
Net realized gain (loss)	246,136,773	285,516,597
Change in net unrealized appreciation (depreciation)	(119,544,714)	14,012,997
Net increase (decrease) in net assets resulting from operations	144,379,031	319,755,496
Distributions to shareholders from net investment income	(21,953,514)	(9,146,893)
Distributions to shareholders from net realized gain	(264,173,272)	(322,480,172)
Total distributions	(286,126,786)	(331,627,065)
Share transactions - net increase (decrease)	541,183,028	(16,898,248)
Redemption fees	204,719	149,785
Total increase (decrease) in net assets	399,639,992	(28,620,032)
Net Assets
Beginning of period	2,808,934,166	2,837,554,198
End of period	$3,208,574,158	$2,808,934,166
Other Information
Undistributed net investment income end of period	$6,559,742	$15,098,491

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$19.14	$19.29	$19.96	$14.86	$15.48
Income from Investment Operations
Net investment income (loss)A	.07	.10B	.03	.07	.01
Net realized and unrealized gain (loss)	.56	2.01	1.24	5.57	.30
Total from investment operations	.63	2.11	1.27	5.64	.31
Distributions from net investment income	(.11)	(.02)	(.01)	(.07)	(.01)
Distributions from net realized gain	(1.75)	(2.25)	(1.93)	(.47)	(.93)
Total distributions	(1.85)C	(2.26)D	(1.94)	(.54)	(.93)E
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$17.92	$19.14	$19.29	$19.96	$14.86
Total ReturnG,H	4.07%	11.86%	6.83%	39.09%	3.24%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.41%	1.42%	1.36%	1.36%	1.44%
Expenses net of fee waivers, if any	1.41%	1.39%	1.35%	1.36%	1.44%
Expenses net of all reductions	1.41%	1.39%	1.34%	1.36%	1.44%
Net investment income (loss)	.43%	.52%B	.13%	.41%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$218,364	$235,844	$258,183	$275,265	$150,285
Portfolio turnover rateK	33%	34%	26%L	29%	27%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

 C Total distributions of $1.85 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $1.747 per share.

 D Total distributions of $2.26 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $2.248 per share.

 E Total distributions of $.93 per share is comprised of distributions from net investment income of $.006 and distributions from net realized gain of $.925 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.78	$18.98	$19.70	$14.70	$15.34
Income from Investment Operations
Net investment income (loss)A	.03	.05B	(.02)	.03	(.02)
Net realized and unrealized gain (loss)	.54	1.98	1.23	5.50	.31
Total from investment operations	.57	2.03	1.21	5.53	.29
Distributions from net investment income	(.06)	–	–	(.06)	–
Distributions from net realized gain	(1.75)	(2.23)	(1.93)	(.47)	(.93)
Total distributions	(1.81)	(2.23)	(1.93)	(.53)	(.93)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$17.54	$18.78	$18.98	$19.70	$14.70
Total ReturnD,E	3.76%	11.58%	6.58%	38.70%	3.08%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.66%	1.67%	1.61%	1.60%	1.67%
Expenses net of fee waivers, if any	1.66%	1.64%	1.59%	1.60%	1.67%
Expenses net of all reductions	1.65%	1.63%	1.59%	1.59%	1.67%
Net investment income (loss)	.19%	.27%B	(.11)%	.18%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$82,337	$91,716	$100,975	$107,444	$57,514
Portfolio turnover rateH	33%	34%	26%I	29%	27%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$17.82	$18.19	$19.06	$14.28	$15.01
Income from Investment Operations
Net investment income (loss)A	(.05)	(.04)B	(.12)	(.06)	(.09)
Net realized and unrealized gain (loss)	.50	1.90	1.18	5.34	.29
Total from investment operations	.45	1.86	1.06	5.28	.20
Distributions from net investment income	–	–	–	(.03)	–
Distributions from net realized gain	(1.75)	(2.23)	(1.93)	(.47)	(.93)
Total distributions	(1.75)	(2.23)	(1.93)	(.50)	(.93)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$16.52	$17.82	$18.19	$19.06	$14.28
Total ReturnD,E	3.20%	11.05%	5.97%	38.00%	2.52%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.18%	2.19%	2.12%	2.13%	2.19%
Expenses net of fee waivers, if any	2.17%	2.16%	2.11%	2.13%	2.19%
Expenses net of all reductions	2.17%	2.15%	2.10%	2.12%	2.19%
Net investment income (loss)	(.33)%	(.25)%B	(.63)%	(.35)%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$57,231	$64,928	$70,541	$76,018	$47,265
Portfolio turnover rateH	33%	34%	26%I	29%	27%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$19.45	$19.57	$20.22	$15.05	$15.62
Income from Investment Operations
Net investment income (loss)A	.12	.15B	.08	.12	.06
Net realized and unrealized gain (loss)	.55	2.05	1.26	5.63	.32
Total from investment operations	.67	2.20	1.34	5.75	.38
Distributions from net investment income	(.15)	(.07)	(.06)	(.11)	(.02)
Distributions from net realized gain	(1.75)	(2.25)	(1.93)	(.47)	(.93)
Total distributions	(1.90)	(2.32)	(1.99)	(.58)	(.95)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$18.22	$19.45	$19.57	$20.22	$15.05
Total ReturnD	4.23%	12.18%	7.12%	39.45%	3.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.18%	1.15%	1.08%	1.07%	1.13%
Expenses net of fee waivers, if any	1.18%	1.12%	1.06%	1.07%	1.13%
Expenses net of all reductions	1.17%	1.12%	1.06%	1.06%	1.13%
Net investment income (loss)	.67%	.78%B	.41%	.71%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$2,460,714	$2,036,157	$2,060,546	$2,672,854	$1,756,962
Portfolio turnover rateG	33%	34%	26%H	29%	27%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$19.45	$19.57	$20.23	$15.05	$15.63
Income from Investment Operations
Net investment income (loss)A	.12	.15B	.08	.12	.06
Net realized and unrealized gain (loss)	.56	2.05	1.25	5.65	.31
Total from investment operations	.68	2.20	1.33	5.77	.37
Distributions from net investment income	(.16)	(.07)	(.06)	(.12)	(.02)
Distributions from net realized gain	(1.75)	(2.25)	(1.93)	(.47)	(.93)
Total distributions	(1.90)C	(2.32)	(1.99)	(.59)	(.95)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$18.23	$19.45	$19.57	$20.23	$15.05
Total ReturnE	4.31%	12.17%	7.08%	39.54%	3.59%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.14%	1.15%	1.09%	1.07%	1.14%
Expenses net of fee waivers, if any	1.14%	1.12%	1.07%	1.07%	1.14%
Expenses net of all reductions	1.14%	1.12%	1.07%	1.06%	1.14%
Net investment income (loss)	.70%	.79%B	.40%	.70%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$389,928	$376,817	$342,500	$359,582	$138,981
Portfolio turnover rateH	33%	34%	26%I	29%	27%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 C Total distributions of $1.90 per share is comprised of distributions from net investment income of $.157 and distributions from net realized gain of $1.747 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value and Class I shares, each of which has equal rights as to assets and voting privileges. The Fund is closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period August 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$566,469,122
Gross unrealized depreciation	(164,828,845)
Net unrealized appreciation (depreciation) on securities	$401,640,277
Tax Cost	$2,965,700,309

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,559,742
Undistributed long-term capital gain	$186,601,784
Net unrealized appreciation (depreciation) on securities and other investments	$401,640,277

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$22,268,401	$ 12,432,052
Long-term Capital Gains	263,858,385	319,195,013
Total	$286,126,786	$ 331,627,065

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,246,194,550 and $960,674,812, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .91% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$538,756	$–
Class T	.25%	.25%	416,962	–
Class B	.75%	.25%	23,452	17,589
Class C	.75%	.25%	586,093	7,448
			$1,565,263	$25,037

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,500
Class T	3,040
Class B(a)	1,321
Class C(a)	528
$11,389

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$465,299.22
Class T	174,728.21
Class B	6,732.26
Class C	133,220.23
Small Cap Value	4,897,044.23
Class I	696,084.19
	$6,373,107

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $35,267 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,924 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $528,264. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,179,165, including $9,308 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $145,552 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $417.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $19,698.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Class A	$1,294,370	$207,059
Class T	298,011	–
Small Cap Value	17,252,892	7,655,420
Class I	3,108,241	1,284,414
Total	$21,953,514	$9,146,893
From net realized gain
Class A	$21,315,531	$29,002,450
Class T	8,511,334	11,758,984
Class B	317,311	573,044
Class C	6,297,703	8,461,258
Small Cap Value	193,459,994	233,242,234
Class I	34,271,399	39,442,202
Total	$264,173,272	$322,480,172

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Class A
Shares sold	2,145,353	1,619,679	$36,585,285	$30,035,137
Reinvestment of distributions	1,320,026	1,578,405	22,234,691	28,466,035
Shares redeemed	(3,598,901)	(4,261,712)	(60,922,417)	(79,564,907)
Net increase (decrease)	(133,522)	(1,063,628)	$(2,102,441)	$(21,063,735)
Class T
Shares sold	664,517	599,331	$11,103,956	$10,911,777
Reinvestment of distributions	527,842	655,613	8,714,816	11,618,861
Shares redeemed	(1,382,867)	(1,691,524)	(22,787,541)	(30,859,052)
Net increase (decrease)	(190,508)	(436,580)	$(2,968,769)	$(8,328,414)
Class B
Shares sold	4,363	5,056	$67,145	$89,676
Reinvestment of distributions	19,426	31,870	302,868	537,830
Shares redeemed	(219,046)	(106,178)	(3,435,330)	(1,834,363)
Net increase (decrease)	(195,257)	(69,252)	$(3,065,317)	$(1,206,857)
Class C
Shares sold	192,093	167,565	$2,998,393	$2,897,201
Reinvestment of distributions	367,680	447,025	5,744,375	7,553,140
Shares redeemed	(740,656)	(847,704)	(11,631,361)	(14,671,382)
Net increase (decrease)	(180,883)	(233,114)	$(2,888,593)	$(4,221,041)
Small Cap Value
Shares sold	41,988,674	13,163,441	$719,207,580	$248,872,334
Reinvestment of distributions	11,458,933	12,098,173	196,111,327	221,448,638
Shares redeemed	(23,136,423)	(25,848,809)	(398,026,994)	(487,056,437)
Net increase (decrease)	30,311,184	(587,195)	$517,291,913	$(16,735,465)
Class I
Shares sold	4,744,642	4,194,067	$82,352,801	$79,803,869
Reinvestment of distributions	1,907,860	1,996,970	32,653,194	36,554,847
Shares redeemed	(4,639,051)	(4,316,971)	(80,089,760)	(81,701,452)
Net increase (decrease)	2,013,451	1,874,066	$34,916,235	$34,657,264

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Small-Mid Cap Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Small Cap Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Class A	1.39%
Actual		$1,000.00	$1,134.90	$7.38
Hypothetical-C		$1,000.00	$1,017.95	$6.97
Class T	1.63%
Actual		$1,000.00	$1,133.10	$8.64
Hypothetical-C		$1,000.00	$1,016.76	$8.17
Class C	2.15%
Actual		$1,000.00	$1,130.00	$11.39
Hypothetical-C		$1,000.00	$1,014.17	$10.77
Small Cap Value	1.15%
Actual		$1,000.00	$1,135.20	$6.11
Hypothetical-C		$1,000.00	$1,019.14	$5.77
Class I	1.12%
Actual		$1,000.00	$1,135.80	$5.95
Hypothetical-C		$1,000.00	$1,019.29	$5.62

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Class A	09/12/16	09/09/16	$0.017	$1.070
Class T	09/12/16	09/09/16	$0.000	$1.070
Class C	09/12/16	09/09/16	$0.000	$1.070
Fidelity Small Cap Value	09/12/16	09/09/16	$0.043	$1.070
Class I	09/12/16	09/09/16	$0.046	$1.070

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $246,151,748, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Fidelity Small Cap Value Fund and Class I designate 100% of the dividends distributed in September and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, Fidelity Small Cap Value Fund and Class I designate 100% of the dividends distributed in September and December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in August 2013 and January 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking. The Board noted that the comparisons for 2015 reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that FMR believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class A, Class T, Class C, and Class I ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class T, Class C, and Class I was above the competitive median because of a positive performance fee adjustment in 2015. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ASCV-ANN-0916
1.803734.111

Fidelity® Dividend Growth Fund Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Dividend Growth Fund	0.26%	10.17%	6.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund, a class of the fund, on July 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,523	Fidelity® Dividend Growth Fund
$21,089	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Ramona Persaud:  For the year, the fund’s share classes produced very modest gains, significantly underperforming the 5.61% result of the benchmark S&P 500® index. Global growth remained slow and unsteady, and late in the period, investors were rewarded for owning more-defensive, higher-quality stocks, while paying little regard to valuation. This hurt the fund, which is focused on both quality and value. From a sector perspective, stock selection in consumer discretionary, consumer staples, materials and financials hampered results versus the benchmark. Our fairly large out-of-index stake in Teva Pharmaceutical Industries was the biggest relative detractor, returning -21% this period. Market fears regarding price deflation for generic drugs and delays in Teva's pending acquisition of Allergan's generics business held back the stock. Elsewhere, an overweighting in fertilizer manufacturer CF Industries Holdings detracted, as did a non-benchmark stake in European telecom and media company Altice. We sold CF Industries from the fund by period end. Conversely, successful positioning in energy and picks in health care were a slight plus. The fund’s largest individual contributor was ASAC II. The limited partnership is an investment vehicle led by video game publisher Activision Blizzard’s CEO and co-chairman. Shares of ASAC II and Activision turned in strong results amid a robust gaming cycle.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.3	4.2
Johnson & Johnson	3.3	3.4
Microsoft Corp.	3.1	3.5
General Electric Co.	2.6	2.9
Alphabet, Inc. Class C	2.6	2.4
Exxon Mobil Corp.	2.5	2.5
Chevron Corp.	2.2	2.1
AT&T, Inc.	2.2	1.9
JPMorgan Chase & Co.	2.1	2.5
Wells Fargo & Co.	2.1	2.5
	27.0

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.6	23.0
Financials	15.3	15.7
Consumer Staples	14.0	14.9
Health Care	12.2	13.4
Industrials	9.1	9.6

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks	94.0%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	5.9%

 * Foreign investments - 12.8%

As of January 31, 2016*
Stocks	96.7%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments - 15.9%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.5%
Diversified Consumer Services - 0.6%
H&R Block, Inc.	1,609,650	$38,294
ServiceMaster Global Holdings, Inc. (a)	208,000	7,869
		46,163
Hotels, Restaurants & Leisure - 2.2%
Las Vegas Sands Corp.	717,200	36,326
McDonald's Corp.	537,600	63,249
Wyndham Worldwide Corp.	992,291	70,473
		170,048
Internet & Catalog Retail - 0.1%
Liberty Interactive Corp. QVC Group Series A (a)	264,900	7,102
Leisure Products - 0.1%
Vista Outdoor, Inc. (a)	153,900	7,703
Media - 1.6%
Altice NV Class A (a)	631,339	9,370
Comcast Corp. Class A	1,650,996	111,029
		120,399
Multiline Retail - 1.3%
Dillard's, Inc. Class A	162,100	10,971
Target Corp.	1,206,500	90,886
		101,857
Specialty Retail - 2.3%
AutoZone, Inc. (a)	79,200	64,466
Foot Locker, Inc.	1,077,879	64,263
L Brands, Inc.	311,700	23,035
Ross Stores, Inc.	309,200	19,118
		170,882
Textiles, Apparel & Luxury Goods - 0.3%
VF Corp.	334,700	20,895

TOTAL CONSUMER DISCRETIONARY		645,049

CONSUMER STAPLES - 14.0%
Beverages - 5.7%
Constellation Brands, Inc. Class A (sub. vtg.)	438,200	72,141
Dr. Pepper Snapple Group, Inc.	609,208	60,013
Molson Coors Brewing Co. Class B	369,300	37,728
PepsiCo, Inc.	1,233,600	134,364
The Coca-Cola Co.	2,936,038	128,099
		432,345
Food & Staples Retailing - 3.4%
CVS Health Corp.	1,344,200	124,634
Kroger Co.	840,418	28,734
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	557,501	21,580
Rite Aid Corp. (a)	662,300	4,636
Walgreens Boots Alliance, Inc.	920,436	72,945
		252,529
Food Products - 0.6%
Greencore Group PLC	7,318,277	31,729
Hilton Food Group PLC	1,951,505	15,419
		47,148
Household Products - 2.1%
Procter & Gamble Co.	1,812,600	155,140
Tobacco - 2.2%
British American Tobacco PLC (United Kingdom)	737,803	47,090
Imperial Tobacco Group PLC	689,702	36,361
Reynolds American, Inc.	1,638,300	82,013
		165,464

TOTAL CONSUMER STAPLES		1,052,626

ENERGY - 7.7%
Energy Equipment & Services - 0.3%
Baker Hughes, Inc.	441,600	21,122
Oil, Gas & Consumable Fuels - 7.4%
Chevron Corp.	1,640,800	168,149
ConocoPhillips Co.	966,300	39,444
Exxon Mobil Corp.	2,107,097	187,426
Imperial Oil Ltd.	1,899,100	58,428
Kinder Morgan, Inc.	1,191,500	24,223
Northern Oil & Gas, Inc. (a)(b)	1,037,290	4,108
PrairieSky Royalty Ltd. (b)	971,100	18,899
Suncor Energy, Inc.	2,209,100	59,455
		560,132

TOTAL ENERGY		581,254

FINANCIALS - 15.3%
Banks - 9.8%
Bank of America Corp.	8,479,217	122,864
Citigroup, Inc.	2,158,161	94,549
JPMorgan Chase & Co.	2,531,435	161,936
PacWest Bancorp	1,236,200	51,117
SunTrust Banks, Inc.	1,238,400	52,372
U.S. Bancorp	2,318,369	97,766
Wells Fargo & Co.	3,251,193	155,960
		736,564
Capital Markets - 0.5%
Diamond Hill Investment Group, Inc.	77,538	14,809
Franklin Resources, Inc.	646,900	23,411
		38,220
Consumer Finance - 0.0%
Imperial Holdings, Inc. warrants 4/11/19 (a)	48,012	2
Diversified Financial Services - 2.8%
Berkshire Hathaway, Inc. Class B (a)	494,600	71,356
McGraw Hill Financial, Inc.	768,527	93,914
MSCI, Inc. Class A	536,900	46,195
		211,465
Insurance - 1.3%
Chubb Ltd.	632,000	79,164
MetLife, Inc.	537,200	22,960
		102,124
Real Estate Investment Trusts - 0.9%
American Tower Corp.	576,800	66,776

TOTAL FINANCIALS		1,155,151

HEALTH CARE - 12.2%
Biotechnology - 2.0%
AbbVie, Inc.	740,700	49,057
Amgen, Inc.	579,010	99,607
Gilead Sciences, Inc.	39,700	3,155
United Therapeutics Corp. (a)	8,800	1,065
		152,884
Health Care Equipment & Supplies - 2.8%
Danaher Corp.	1,275,892	103,909
Medtronic PLC	1,228,603	107,662
		211,571
Health Care Providers & Services - 0.6%
HealthSouth Corp. warrants 1/17/17 (a)	12,959	44
McKesson Corp.	230,858	44,916
		44,960
Health Care Technology - 0.3%
CompuGroup Medical AG	552,022	23,835
Pharmaceuticals - 6.5%
Allergan PLC (a)	257,000	65,008
Astellas Pharma, Inc.	1,933,100	32,209
GlaxoSmithKline PLC	527,400	11,778
Johnson & Johnson	1,999,343	250,378
Sanofi SA sponsored ADR	912,600	38,904
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,617,200	86,520
		484,797

TOTAL HEALTH CARE		918,047

INDUSTRIALS - 9.1%
Aerospace & Defense - 3.2%
BWX Technologies, Inc.	1,156,800	42,582
General Dynamics Corp.	304,700	44,757
Honeywell International, Inc.	419,600	48,812
The Boeing Co.	276,000	36,890
United Technologies Corp.	662,500	71,318
		244,359
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	230,000	16,013
Commercial Services & Supplies - 0.2%
Deluxe Corp.	238,500	16,120
Construction & Engineering - 0.1%
Astaldi SpA	1,100,200	4,812
Electrical Equipment - 1.2%
AMETEK, Inc.	1,240,200	58,327
Fortive Corp. (a)	637,946	30,755
		89,082
Industrial Conglomerates - 4.0%
General Electric Co.	6,189,700	192,747
Roper Technologies, Inc.	617,144	105,137
		297,884
Machinery - 0.2%
Wabtec Corp.	240,100	16,447

TOTAL INDUSTRIALS		684,717

INFORMATION TECHNOLOGY - 21.6%
Communications Equipment - 1.8%
Cisco Systems, Inc.	4,458,986	136,133
Internet Software & Services - 2.6%
Alphabet, Inc. Class C (a)	249,706	191,971
IT Services - 3.8%
Accenture PLC Class A	1,067,500	120,425
ASAC II LP (a)(c)	2,514,134	422
Fidelity National Information Services, Inc.	411,850	32,754
IBM Corp.	498,100	80,005
Sabre Corp.	264,900	7,722
Total System Services, Inc.	802,900	40,884
		282,212
Semiconductors & Semiconductor Equipment - 1.0%
Qualcomm, Inc.	1,229,483	76,941
Software - 6.6%
Activision Blizzard, Inc.	3,412,922	137,063
Micro Focus International PLC	1,907,363	48,870
Microsoft Corp.	4,076,216	231,040
Oracle Corp.	1,989,760	81,660
		498,633
Technology Hardware, Storage & Peripherals - 5.8%
Apple, Inc.	3,127,618	325,929
EMC Corp.	4,023,500	113,785
		439,714

TOTAL INFORMATION TECHNOLOGY		1,625,604

MATERIALS - 3.4%
Chemicals - 3.0%
E.I. du Pont de Nemours & Co.	1,163,900	80,507
LyondellBasell Industries NV Class A	709,500	53,397
Monsanto Co.	331,200	35,362
The Dow Chemical Co.	750,800	40,295
W.R. Grace & Co.	194,300	14,547
		224,108
Containers & Packaging - 0.4%
Ball Corp.	488,100	34,494

TOTAL MATERIALS		258,602

TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 2.2%
AT&T, Inc.	3,831,300	165,857
TOTAL COMMON STOCKS
(Cost $5,669,302)		7,086,907
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17 (Cost $7,356)	7,356	7,035
	Shares	Value (000s)

Money Market Funds - 6.1%
Fidelity Cash Central Fund, 0.42% (d)	449,185,364	449,185
Fidelity Securities Lending Cash Central Fund, 0.45% (d)(e)	11,379,095	11,379
TOTAL MONEY MARKET FUNDS
(Cost $460,564)		460,564
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $6,137,222)		7,554,506
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(15,214)
NET ASSETS - 100%		$7,539,292

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $422,000 or 0.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$25,141

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$781
Fidelity Securities Lending Cash Central Fund	292
Total	$1,073

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$645,049	$645,049	$--	$--
Consumer Staples	1,052,626	1,005,536	47,090	--
Energy	581,254	581,254	--	--
Financials	1,155,151	1,155,149	2	--
Health Care	918,047	874,060	43,987	--
Industrials	684,717	684,717	--	--
Information Technology	1,625,604	1,625,182	--	422
Materials	258,602	258,602	--	--
Telecommunication Services	165,857	165,857	--	--
Corporate Bonds	7,035	--	7,035	--
Money Market Funds	460,564	460,564	--	--
Total Investments in Securities:	$7,554,506	$7,455,970	$98,114	$422

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.2%
Ireland	4.3%
United Kingdom	2.1%
Canada	1.8%
Israel	1.5%
Switzerland	1.0%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $11,104) — See accompanying schedule: Unaffiliated issuers (cost $5,676,658)	$7,093,942
Fidelity Central Funds (cost $460,564)	460,564
Total Investments (cost $6,137,222)		$7,554,506
Receivable for fund shares sold		2,446
Dividends receivable		6,673
Interest receivable		94
Distributions receivable from Fidelity Central Funds		140
Other receivables		501
Total assets		7,564,360
Liabilities
Payable for investments purchased	$4,104
Payable for fund shares redeemed	5,823
Accrued management fee	2,269
Other affiliated payables	951
Other payables and accrued expenses	542
Collateral on securities loaned, at value	11,379
Total liabilities		25,068
Net Assets		$7,539,292
Net Assets consist of:
Paid in capital		$6,189,409
Undistributed net investment income		64,469
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(131,844)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,417,258
Net Assets		$7,539,292
Dividend Growth:
Net Asset Value, offering price and redemption price per share ($5,848,558 ÷ 185,589 shares)		$31.51
Class K:
Net Asset Value, offering price and redemption price per share ($1,690,734 ÷ 53,675 shares)		$31.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2016
Investment Income
Dividends		$165,431
Interest		221
Income from Fidelity Central Funds		1,073
Total income		166,725
Expenses
Management fee
Basic fee	$41,571
Performance adjustment	(9,103)
Transfer agent fees	10,524
Accounting and security lending fees	1,195
Custodian fees and expenses	114
Independent trustees' fees and expenses	34
Registration fees	62
Audit	85
Legal	30
Miscellaneous	62
Total expenses before reductions	44,574
Expense reductions	(180)	44,394
Net investment income (loss)		122,331
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(82,793)
Foreign currency transactions	(34)
Total net realized gain (loss)		(82,827)
Change in net unrealized appreciation (depreciation) on: Investment securities	(61,631)
Assets and liabilities in foreign currencies	(6)
Total change in net unrealized appreciation (depreciation)		(61,637)
Net gain (loss)		(144,464)
Net increase (decrease) in net assets resulting from operations		$(22,133)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$122,331	$125,774
Net realized gain (loss)	(82,827)	767,929
Change in net unrealized appreciation (depreciation)	(61,637)	(102,174)
Net increase (decrease) in net assets resulting from operations	(22,133)	791,529
Distributions to shareholders from net investment income	(116,882)	(124,133)
Distributions to shareholders from net realized gain	(571,365)	(1,267,766)
Total distributions	(688,247)	(1,391,899)
Share transactions - net increase (decrease)	(166,713)	479,167
Total increase (decrease) in net assets	(877,093)	(121,203)
Net Assets
Beginning of period	8,416,385	8,537,588
End of period	$7,539,292	$8,416,385
Other Information
Undistributed net investment income end of period	$64,469	$65,329

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Dividend Growth Fund

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$34.46	$37.27	$35.33	$28.61	$28.96
Income from Investment Operations
Net investment income (loss)A	.48	.49	.56	.40	.20
Net realized and unrealized gain (loss)	(.61)B	2.71	4.98	7.12	(.41)
Total from investment operations	(.13)	3.20	5.54	7.52	(.21)
Distributions from net investment income	(.47)	(.51)	(.37)	(.30)	(.12)
Distributions from net realized gain	(2.36)	(5.49)	(3.23)	(.50)	(.02)
Total distributions	(2.82)C	(6.01)D	(3.60)	(.80)	(.14)
Net asset value, end of period	$31.51	$34.46	$37.27	$35.33	$28.61
Total ReturnB,E	.26%B	9.54%	17.30%	26.83%	(.67)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.62%	.69%	.56%	.63%	.91%
Expenses net of fee waivers, if any	.61%	.68%	.56%	.63%	.91%
Expenses net of all reductions	.61%	.68%	.56%	.62%	.91%
Net investment income (loss)	1.59%	1.43%	1.58%	1.26%	.75%
Supplemental Data
Net assets, end of period (in millions)	$5,849	$6,474	$6,481	$6,633	$5,905
Portfolio turnover rateH	30%	64%	99%	69%	63%I

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .22%

 C Total distributions of $2.82 per share is comprised of distributions from net investment income of $.465 and distributions from net realized gain of $2.358 per share.

 D Total distributions of $6.01 per share is comprised of distributions from net investment income of $.512 and distributions from net realized gain of $5.493 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Dividend Growth Fund Class K

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$34.45	$37.27	$35.34	$28.62	$28.98
Income from Investment Operations
Net investment income (loss)A	.52	.53	.60	.45	.25
Net realized and unrealized gain (loss)	(.61)B	2.70	4.97	7.12	(.43)
Total from investment operations	(.09)	3.23	5.57	7.57	(.18)
Distributions from net investment income	(.50)	(.56)	(.42)	(.35)	(.17)
Distributions from net realized gain	(2.36)	(5.49)	(3.23)	(.50)	(.02)
Total distributions	(2.86)	(6.05)	(3.64)C	(.85)	(.18)D
Net asset value, end of period	$31.50	$34.45	$37.27	$35.34	$28.62
Total ReturnB,E	.39%B	9.65%	17.44%	27.04%	(.52)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.50%	.57%	.44%	.48%	.75%
Expenses net of fee waivers, if any	.50%	.57%	.43%	.48%	.75%
Expenses net of all reductions	.49%	.57%	.43%	.47%	.75%
Net investment income (loss)	1.71%	1.54%	1.70%	1.41%	.91%
Supplemental Data
Net assets, end of period (in millions)	$1,691	$1,942	$2,057	$1,639	$1,221
Portfolio turnover rateH	30%	64%	99%	69%	63%I

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .35%

 C Total distributions of $3.64 per share is comprised of distributions from net investment income of $.419 and distributions from net realized gain of $3.225 per share.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.169 and distributions from net realized gain of $.015 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,606,185
Gross unrealized depreciation	(195,351)
Net unrealized appreciation (depreciation) on securities	$1,410,834
Tax Cost	$6,143,672

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$64,926
Net unrealized appreciation (depreciation) on securities and other investments	$1,410,808

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$124,272	$ 247,357
Long-term Capital Gains	563,975	1,144,542
Total	$688,247	$ 1,391,899

The Fund intends to elect to defer to its next fiscal year $125,394,187 of capital losses recognized during the period November 1, 2015 to July 31, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,174,142 and $3,145,373, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .43% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Dividend Growth	$9,721.17
Class K	803.05
	$10,524

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $65 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $292, including $2 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $123 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $56.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Dividend Growth	$88,523	$92,079
Class K	28,359	32,054
Total	$116,882	$124,133
From net realized gain
Dividend Growth	$440,809	$962,404
Class K	130,556	305,362
Total	$571,365	$1,267,766

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Dividend Growth
Shares sold	8,324	10,859	$252,613	$370,250
Reinvestment of distributions	17,089	30,298	505,767	1,009,516
Shares redeemed	(27,683)	(27,183)	(840,281)	(929,933)
Net increase (decrease)	(2,270)	13,974	$(81,901)	$449,833
Class K
Shares sold	8,991	9,521	$272,632	$325,624
Reinvestment of distributions	5,375	10,135	158,915	337,416
Shares redeemed	(17,065)	(18,467)	(516,359)	(633,706)
Net increase (decrease)	(2,699)	1,189	$(84,812)	$29,334

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Dividend Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Dividend Growth	.59%
Actual		$1,000.00	$1,095.20	$3.07
Hypothetical-C		$1,000.00	$1,021.93	$2.97
Class K	.47%
Actual		$1,000.00	$1,096.00	$2.45
Hypothetical-C		$1,000.00	$1,022.53	$2.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2016 $40,762,211, or, if subsequently determined to be different, the net capital gain of such year.

Dividend Growth and Class K designate 100% of the dividends distributed in September and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Dividend Growth and Class K designate 100% of the dividends distributed in September and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Dividend Growth Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2015 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Series Real Estate Income Fund Fidelity® Series Real Estate Income Fund Class F Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Life of fundA
Fidelity® Series Real Estate Income Fund	8.93%	9.90%
Class F	8.99%	10.07%

 A From October 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Real Estate Income Fund, a class of the fund, on October 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$15,706	Fidelity® Series Real Estate Income Fund
$19,812	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  Most types of real estate securities enjoyed a strong result for the 12 months ending July 31, 2016, due partly to investors’ continued search for yield. The fundamental backdrop remained solid across most property types and local markets, with the notable exceptions of hotels and, in certain markets, apartments. Real estate investment trust (REIT) common stocks performed particularly well the past 12 months, with the FTSE NAREIT All REITs Index gaining 21.53%, overcoming a two-month decline roughly midway through the period. Industrial REITs were particularly strong performers, as warehouse operators benefited from increased demand associated with e-commerce. Meanwhile, REIT preferred stocks, as measured by the MSCI REIT Preferred Index, rose 9.94%. Declining interest rates provided a tailwind for this rate-sensitive segment, as their income offerings became more attractive to investors seeking yield in a lower-rate environment. Looking at fixed-income securities, The BofA Merrill Lynch US Real Estate Index, a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector, gained 7.88%.

Comments from Portfolio Manager Mark Snyderman:  For the year, the fund’s share classes posted high single-digit gains, trailing the 10.12% advance of the Fidelity Series Real Estate Income Composite Index but well ahead of the broad equity market, as represented by the S&P 500®, which returned 5.61%. The fund’s common stock and preferred equity investments performed well in a strong market for real estate securities. The fund's holdings in REIT common stocks gained about 25%, ahead of the roughly 22% gain produced by the FTSE NAREIT All REITs Index. Meanwhile, the fund's preferred stock investments advanced 11%, compared with 10% for the MSCI REIT Preferred Index. In aggregate, the fund's bond holdings did not fare as well and detracted from relative results. The fund’s high-yield and investment-grade real estate bond holdings each lagged the 8% gain of The BofA Merrill Lynch US Real Estate Index, while its CMBS holdings rose just 4%, reflecting the weaker performance of that asset class. I maintained a cash allocation of roughly 5%, on average. I typically like to hold anywhere from 5% to 10% in cash securities, as it provides flexibility to invest in companies I like at times when others may be forced to sell. With essentially zero yield, however, our cash allocation detracted from relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Acadia Realty Trust (SBI)	1.9	1.9
Equity Lifestyle Properties, Inc.	1.9	2.3
MFA Financial, Inc.	1.4	1.4
Ventas, Inc.	1.2	1.0
Stag Industrial, Inc. Series A, 9.00%	0.8	0.9
	7.2

Top 5 Bonds as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
RWT Holdings, Inc. 5.625% 11/15/19	1.3	1.2
Senior Housing Properties Trust 4.75% 5/1/24	1.2	0.1
American Realty Capital Properties, Inc. 3.75% 12/15/20	1.2	0.2
IAS Operating Partnership LP 5% 3/15/18	0.9	0.8
RAIT Financial Trust 4% 10/1/33	0.8	0.7
	5.4

Top Five REIT Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Mortgage	17.1	16.7
REITs - Health Care	6.6	4.6
REITs - Office Property	4.5	4.5
REITs - Diversified	4.1	1.5
REITs - Apartments	3.9	4.1

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Common Stocks	16.4%
Bonds	44.2%
Convertible Securities	8.1%
Other Investments	5.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.5%

 * Foreign investments - 0.6%

As of January 31, 2016*
Common Stocks	15.2%
Preferred Stocks	24.2%
Bonds	41.0%
Convertible Securities	7.2%
Other Investments	6.2%
Short-Term Investments and Net Other Assets (Liabilities)	6.2%

 * Foreign investments - 0.3%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 16.4%
	Shares	Value
FINANCIALS - 16.4%
Capital Markets - 0.2%
Ellington Financial LLC	61,200	$1,053,864
NorthStar Asset Management Group, Inc.	49,800	590,628
		1,644,492
Real Estate Investment Trusts - 16.0%
Acadia Realty Trust (SBI)	451,900	17,018,543
AG Mortgage Investment Trust, Inc.	12,800	191,744
American Tower Corp.	18,700	2,164,899
Annaly Capital Management, Inc.	61,604	676,412
Anworth Mortgage Asset Corp.	191,300	941,196
Apartment Investment & Management Co. Class A	135,200	6,215,144
Arbor Realty Trust, Inc.	223,500	1,598,025
AvalonBay Communities, Inc.	10,100	1,875,065
Care Capital Properties, Inc.	8,200	242,556
CBL & Associates Properties, Inc.	162,900	2,002,041
Cedar Shopping Centers, Inc.	43,300	348,132
Chimera Investment Corp.	28,700	481,586
Community Healthcare Trust, Inc.	40,400	928,796
CYS Investments, Inc.	73,600	658,720
Douglas Emmett, Inc.	30,500	1,160,220
Dynex Capital, Inc.	166,400	1,168,128
Equity Lifestyle Properties, Inc.	206,881	17,013,893
Extra Space Storage, Inc.	47,000	4,042,940
First Potomac Realty Trust	134,300	1,357,773
Five Oaks Investment Corp.	15,700	91,845
Great Ajax Corp.	118,726	1,644,355
Healthcare Realty Trust, Inc.	24,500	885,920
Invesco Mortgage Capital, Inc.	85,800	1,235,520
Lexington Corporate Properties Trust	440,800	4,791,496
MFA Financial, Inc.	1,639,600	12,329,792
Mid-America Apartment Communities, Inc.	47,700	5,057,154
Monmouth Real Estate Investment Corp. Class A	47,100	650,922
Monogram Residential Trust, Inc.	170,000	1,820,700
National Retail Properties, Inc.	16,400	871,824
New Residential Investment Corp.	175,000	2,392,250
New Senior Investment Group, Inc.	182,599	2,189,362
Newcastle Investment Corp.	153,599	728,059
NorthStar Realty Finance Corp.	318,950	4,273,930
Potlatch Corp.	93,500	3,576,375
Public Storage	1,100	262,812
Sabra Health Care REIT, Inc.	105,500	2,522,505
Select Income REIT	36,000	999,360
Senior Housing Properties Trust (SBI)	286,400	6,360,944
Store Capital Corp.	113,200	3,530,708
Terreno Realty Corp.	167,361	4,661,004
Two Harbors Investment Corp.	248,000	2,170,000
Ventas, Inc.	141,600	10,784,256
VEREIT, Inc.	134,200	1,484,252
WP Carey, Inc.	71,200	5,172,680
		140,573,838
Real Estate Management & Development - 0.2%
Kennedy-Wilson Holdings, Inc.	63,894	1,344,969

TOTAL FINANCIALS		143,563,299

HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Chartwell Retirement Residence (a)(b)	14,700	178,564
TOTAL COMMON STOCKS
(Cost $103,737,935)		143,741,863

Preferred Stocks - 23.2%
Convertible Preferred Stocks - 0.5%
FINANCIALS - 0.5%
Real Estate Investment Trusts - 0.5%
Alexandria Real Estate Equities, Inc. Series D, 7.00%	8,241	290,330
FelCor Lodging Trust, Inc. Series A, 1.95%	32,600	818,260
Lexington Corporate Properties Trust Series C, 6.50%	70,019	3,546,462
		4,655,052
Nonconvertible Preferred Stocks - 22.7%
FINANCIALS - 22.7%
Capital Markets - 0.1%
Arlington Asset Investment Corp. 6.625%	31,528	715,686
Real Estate Investment Trusts - 22.4%
AG Mortgage Investment Trust, Inc.:
8.00%	136,534	3,396,966
8.25%	1,300	33,202
Alexandria Real Estate Equities, Inc. Series E, 6.45%	24,001	624,026
American Capital Agency Corp.:
8.00%	120,000	3,174,000
Series B, 7.75%	29,100	760,674
American Capital Mortgage Investment Corp. Series A, 8.125%	33,100	845,705
American Homes 4 Rent:
Series A, 5.00%	239,119	6,599,684
Series B, 5.00%	135,263	3,733,259
Series C, 5.50%	141,510	3,863,223
Series D, 6.50%	40,000	1,064,400
Series E, 6.35%	40,000	1,019,600
Annaly Capital Management, Inc.:
Series A, 7.875%	150,300	3,907,800
Series C, 7.625%	25,139	652,106
Series D, 7.50%	83,513	2,182,195
Series E, 7.625%	118,588	3,074,987
Anworth Mortgage Asset Corp. Series A, 8.625%	178,800	4,554,036
Apollo Commercial Real Estate Finance, Inc. Series A, 8.625%	61,725	1,592,505
Apollo Residential Mortgage, Inc. Series A, 8.00%	89,058	2,185,483
Arbor Realty Trust, Inc.:
7.375%	20,000	511,400
Series A, 8.25%	41,922	1,061,046
Series B, 7.75%	40,000	1,000,000
Series C, 8.50%	15,000	386,250
Armour Residential REIT, Inc. Series B, 7.875%	25,701	600,118
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	51,709	1,320,131
Series E, 9.00%	43,100	1,086,551
Series F, 7.375%	52,000	1,294,800
Bluerock Residential Growth (REIT), Inc.:
Series A, 8.25%	102,400	2,724,864
Series C, 7.625%	24,700	645,905
Brandywine Realty Trust Series E, 6.90%	21,000	542,850
Capstead Mortgage Corp. Series E, 7.50%	37,016	939,836
CBL & Associates Properties, Inc.:
Series D, 7.375%	66,029	1,645,443
Series E, 6.625%	28,126	712,432
Cedar Shopping Centers, Inc. Series B, 7.25%	113,018	2,973,504
Chesapeake Lodging Trust Series A, 7.75%	64,034	1,691,138
Colony Financial, Inc.:
Series A, 8.50%	77,829	2,029,780
Series B, 7.50%	4,300	109,349
Series C, 7.125%	107,128	2,646,062
Coresite Realty Corp. Series A, 7.25%	42,600	1,126,770
Corporate Office Properties Trust Series L, 7.375%	136,869	3,609,236
CubeSmart Series A, 7.75%	40,000	1,025,600
CYS Investments, Inc.:
Series A, 7.75%	10,314	251,352
Series B, 7.50%	113,333	2,672,392
DDR Corp.:
Series J, 6.50%	70,181	1,811,372
Series K, 6.25%	25,489	659,910
Digital Realty Trust, Inc.:
Series E, 7.00%	40,181	1,023,410
Series F, 6.625%	20,000	524,600
Series G, 5.875%	28,270	739,826
Series H, 7.375%	10,000	286,000
DuPont Fabros Technology, Inc. Series C, 6.625%	16,000	449,920
Dynex Capital, Inc.:
Series A, 8.50%	96,313	2,451,166
Series B, 7.625%	47,335	1,154,974
Equity Lifestyle Properties, Inc. Series C, 6.75%	182,313	4,745,607
Five Oaks Investment Corp. Series A, 8.75%	48,000	1,051,200
General Growth Properties, Inc. Series A, 6.375%	34,690	919,285
Gladstone Commercial Corp.:
Series C, 7.125%	23,760	599,702
Series D, 7.00%	40,000	1,021,200
Government Properties Income Trust 5.875%	37,500	962,625
Hersha Hospitality Trust Series D, 6.50%	40,000	1,011,600
Hospitality Properties Trust Series D, 7.125%	40,200	1,059,672
Invesco Mortgage Capital, Inc.:
Series A, 7.75%	30,151	768,851
Series B, 7.75%	178,398	4,543,797
Investors Real Estate Trust Series B, 7.95%	33,428	880,828
iStar Financial, Inc.:
Series D, 8.00%	15,810	387,345
Series E, 7.875%	43,106	1,028,940
Series F, 7.80%	137,664	3,280,533
Series G, 7.65%	84,000	1,965,600
Kilroy Realty Corp.:
Series G, 6.875%	20,300	521,507
Series H, 6.375%	31,704	813,525
LaSalle Hotel Properties:
Series H, 7.50%	37,192	953,603
Series I, 6.375%	47,339	1,230,814
Series J, 6.30%	40,000	1,079,600
MFA Financial, Inc.:
8.00%	108,747	2,787,186
Series B, 7.50%	188,749	4,852,737
Monmouth Real Estate Investment Corp. Series B, 7.875%	30,000	800,400
National Retail Properties, Inc.:
Series D, 6.625%	46,667	1,213,342
Series E, 5.70%	46,124	1,223,208
New York Mortgage Trust, Inc.:
Series B, 7.75%	72,900	1,732,104
Series C, 7.875%	111,185	2,621,742
Newcastle Investment Corp.:
Series B, 9.75%	3,602	93,544
Series D, 8.375%	900	22,635
NorthStar Realty Finance Corp.:
Series A, 8.75%	1,500	38,160
Series B, 8.25%	87,603	2,208,472
Series C, 8.875%	115,595	2,975,415
Series D, 8.50%	51,335	1,300,316
Series E, 8.75%	93,516	2,377,177
Pebblebrook Hotel Trust:
Series B, 8.00%	37,400	949,586
Series C, 6.50%	71,026	1,853,779
Series D, 6.375%	50,000	1,387,500
Pennsylvania (REIT) Series B, 7.375%	55,408	1,462,771
Prologis, Inc. Series Q, 8.54%	15,800	1,114,395
PS Business Parks, Inc.:
Series S, 6.45%	5,665	148,026
Series T, 6.00%	26,000	678,080
Series U, 5.75%	102,483	2,664,558
Public Storage Series Y, 6.375%	24,000	678,240
RAIT Financial Trust:
7.125%	82,863	2,059,974
7.625%	46,080	1,078,733
Regency Centers Corp.:
Series 6, 6.625%	31,239	809,715
Series 7, 6.00%	32,000	830,400
Retail Properties America, Inc. Series A, 7.00%	83,617	2,257,659
Sabra Health Care REIT, Inc. Series A, 7.125%	99,665	2,676,005
Saul Centers, Inc. Series C, 6.875%	69,596	1,840,118
Stag Industrial, Inc.:
Series A, 9.00%	280,000	7,196,000
Series B, 6.625%	10,000	263,400
Series C, 6.875%	17,000	464,270
Summit Hotel Properties, Inc.:
Series A, 9.25%	173,700	4,498,830
Series D, 6.45%	40,000	1,036,000
Sun Communities, Inc. Series A, 7.125%	59,000	1,545,800
Sunstone Hotel Investors, Inc.:
Series E, 6.95%	8,000	218,000
Series F, 6.45%	16,000	418,400
Taubman Centers, Inc. Series K, 6.25%	19,561	512,303
Terreno Realty Corp. Series A, 7.75%	81,048	2,142,099
UMH Properties, Inc.:
Series A, 8.25%	97,931	2,570,689
Series B, 8.00%	151,800	4,113,780
Urstadt Biddle Properties, Inc.:
Series F, 7.125%	30,000	796,800
Series G, 6.75%	33,500	908,185
VEREIT, Inc. Series F, 6.70%	265,083	7,162,543
Wells Fargo Real Estate Investment Corp. Series A, 6.375%	23,000	639,630
Welltower, Inc. 6.50%	33,400	886,770
WP Glimcher, Inc.:
Series H, 7.50%	53,575	1,389,200
Series I, 6.875%	3,183	84,668
		197,381,016
Real Estate Management & Development - 0.2%
Kennedy-Wilson, Inc. 7.75%	55,054	1,445,718
TOTAL FINANCIALS		199,542,420
TOTAL PREFERRED STOCKS
(Cost $192,766,291)		204,197,472
	Principal Amount	Value

Corporate Bonds - 27.3%
Convertible Bonds - 7.6%
FINANCIALS - 7.6%
Consumer Finance - 0.3%
Zais Financial Partners LP 8% 11/15/16 (b)	3,000,000	2,977,500
Diversified Financial Services - 1.3%
RWT Holdings, Inc. 5.625% 11/15/19	11,250,000	11,348,438
Real Estate Investment Trusts - 5.0%
American Realty Capital Properties, Inc. 3.75% 12/15/20	10,060,000	10,185,750
Apollo Commercial Real Estate Finance, Inc. 5.5% 3/15/19	1,180,000	1,205,813
Blackstone Mortgage Trust, Inc. 5.25% 12/1/18	5,100,000	5,498,438
Colony Financial, Inc.:
3.875% 1/15/21	2,920,000	2,841,525
5% 4/15/23	3,395,000	3,341,953
PennyMac Corp. 5.375% 5/1/20	6,434,000	6,208,810
RAIT Financial Trust 4% 10/1/33	7,750,000	7,047,656
Redwood Trust, Inc. 4.625% 4/15/18	2,200,000	2,200,000
Resource Capital Corp.:
6% 12/1/18	1,270,000	1,225,550
8% 1/15/20	2,150,000	2,124,286
Starwood Property Trust, Inc.:
3.75% 10/15/17	1,130,000	1,149,775
4.55% 3/1/18	780,000	831,188
		43,860,744
Real Estate Management & Development - 0.1%
Consolidated-Tomoka Land Co. 4.5% 3/15/20	650,000	626,844
Thrifts & Mortgage Finance - 0.9%
IAS Operating Partnership LP 5% 3/15/18 (b)	8,160,000	8,078,400
TOTAL FINANCIALS		66,891,926
Nonconvertible Bonds - 19.7%
CONSUMER DISCRETIONARY - 5.1%
Hotels, Restaurants & Leisure - 1.0%
ESH Hospitality, Inc. 5.25% 5/1/25 (b)	2,960,000	2,945,200
FelCor Lodging LP 6% 6/1/25	1,380,000	1,424,850
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21	1,555,000	1,611,431
Times Square Hotel Trust 8.528% 8/1/26 (b)	2,334,309	2,770,746
		8,752,227
Household Durables - 4.0%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (b)	2,420,000	2,311,100
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)	1,060,000	1,049,400
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (b)	2,000,000	1,930,000
6.5% 12/15/20 (b)	2,425,000	2,473,500
CalAtlantic Group, Inc.:
5.875% 11/15/24	630,000	672,525
8.375% 5/15/18	3,737,000	4,110,700
D.R. Horton, Inc.:
4.375% 9/15/22	825,000	870,375
5.75% 8/15/23	490,000	546,350
KB Home:
8% 3/15/20	2,395,000	2,646,475
9.1% 9/15/17	1,185,000	1,264,988
Lennar Corp.:
4.125% 12/1/18	1,220,000	1,253,550
4.5% 6/15/19	400,000	419,000
M/I Homes, Inc. 6.75% 1/15/21	735,000	757,050
Meritage Homes Corp.:
6% 6/1/25	2,085,000	2,172,320
7% 4/1/22	2,005,000	2,200,488
7.15% 4/15/20	1,940,000	2,119,450
Ryland Group, Inc.:
6.625% 5/1/20	445,000	493,950
8.4% 5/15/17	1,446,000	1,514,685
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (b)	760,000	782,800
William Lyon Homes, Inc.:
7% 8/15/22	1,245,000	1,257,450
8.5% 11/15/20	4,320,000	4,546,800
		35,392,956
Media - 0.0%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625% 2/15/24	240,000	253,200
Multiline Retail - 0.1%
JC Penney Corp., Inc. 5.875% 7/1/23 (b)	590,000	604,809
TOTAL CONSUMER DISCRETIONARY		45,003,192
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 6.625% 6/15/24 (b)	915,000	972,188
C&S Group Enterprises LLC 5.375% 7/15/22 (b)	1,140,000	1,094,400
		2,066,588
FINANCIALS - 13.1%
Diversified Financial Services - 0.7%
Brixmor Operating Partnership LP 3.85% 2/1/25	1,659,000	1,689,076
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	820,000	783,100
6% 8/1/20	3,810,000	3,800,475
		6,272,651
Real Estate Investment Trusts - 9.6%
American Campus Communities Operating Partnership LP 4.125% 7/1/24	1,000,000	1,064,120
ARC Properties Operating Partnership LP 4.6% 2/6/24	1,640,000	1,713,800
Care Capital Properties LP 5.125% 8/15/26 (b)	1,546,000	1,565,946
CBL & Associates LP:
4.6% 10/15/24	5,401,000	5,098,323
5.25% 12/1/23	3,500,000	3,467,121
Crown Castle International Corp. 5.25% 1/15/23	1,500,000	1,716,990
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	3,015,000	3,090,375
CubeSmart LP 4.8% 7/15/22	1,000,000	1,111,659
DCT Industrial Operating Partnership LP 4.5% 10/15/23	2,000,000	2,126,786
DDR Corp. 7.5% 7/15/18	2,407,000	2,647,929
DuPont Fabros Technology LP 5.875% 9/15/21	2,000,000	2,096,250
HCP, Inc. 4% 6/1/25	2,000,000	2,045,898
Health Care Property Investors, Inc. 6.3% 9/15/16	3,850,000	3,871,240
Health Care REIT, Inc.:
4% 6/1/25	1,010,000	1,077,035
4.125% 4/1/19	1,000,000	1,055,629
Healthcare Realty Trust, Inc. 3.75% 4/15/23	801,000	810,820
Highwoods/Forsyth LP:
3.625% 1/15/23	393,000	402,875
5.85% 3/15/17	2,593,000	2,660,247
Hospitality Properties Trust:
5% 8/15/22	823,000	891,689
5.625% 3/15/17	1,248,000	1,276,511
6.7% 1/15/18	811,000	846,401
iStar Financial, Inc.:
4% 11/1/17	5,595,000	5,553,038
5% 7/1/19	4,235,000	4,171,475
5.85% 3/15/17	825,000	833,250
7.125% 2/15/18	1,010,000	1,040,300
9% 6/1/17	2,430,000	2,527,200
Lexington Corporate Properties Trust 4.25% 6/15/23	2,500,000	2,559,700
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26	795,000	835,744
6.375% 2/15/22	1,685,000	1,769,250
6.375% 3/1/24	790,000	861,100
Omega Healthcare Investors, Inc.:
4.5% 4/1/27	455,000	453,697
4.95% 4/1/24	627,000	651,858
Potlatch Corp. 7.5% 11/1/19	811,000	896,155
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20	811,000	944,002
Select Income REIT:
4.15% 2/1/22	1,288,000	1,297,526
4.5% 2/1/25	3,199,000	3,175,455
Senior Housing Properties Trust:
4.75% 5/1/24	10,025,000	10,340,336
6.75% 4/15/20	576,000	636,500
6.75% 12/15/21	2,000,000	2,306,138
VEREIT Operating Partnership LP 4.875% 6/1/26	2,055,000	2,157,750
WP Carey, Inc. 4.6% 4/1/24	645,000	671,048
		84,319,166
Real Estate Management & Development - 2.5%
CBRE Group, Inc.:
5% 3/15/23	1,225,000	1,281,176
5.25% 3/15/25	625,000	668,346
Host Hotels & Resorts LP 6% 10/1/21	485,000	552,462
Howard Hughes Corp. 6.875% 10/1/21 (b)	5,295,000	5,493,563
Hunt Companies, Inc. 9.625% 3/1/21 (b)	1,540,000	1,563,100
Kennedy-Wilson, Inc. 5.875% 4/1/24	5,500,000	5,555,000
Mid-America Apartments LP:
3.75% 6/15/24	337,000	353,503
6.05% 9/1/16	1,216,000	1,220,092
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.5% 4/15/19 (b)	1,005,000	1,042,688
4.875% 6/1/23 (b)	635,000	644,525
5.25% 12/1/21 (b)	1,610,000	1,682,450
Regency Centers LP 5.875% 6/15/17	364,000	376,994
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (b)	495,000	502,425
Ventas Realty LP/Ventas Capital Corp. 4% 4/30/19	597,000	629,790
		21,566,114
Thrifts & Mortgage Finance - 0.3%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp. 7.75% 2/15/18 (b)	1,025,000	1,014,750
Ocwen Financial Corp. 6.625% 5/15/19	2,840,000	1,995,100
		3,009,850
TOTAL FINANCIALS		115,167,781
HEALTH CARE - 1.0%
Health Care Providers & Services - 1.0%
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	3,960,000	3,989,700
5.5% 2/1/21	4,450,000	4,639,125
		8,628,825
INDUSTRIALS - 0.1%
Industrial Conglomerates - 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.375% 10/1/17	785,000	794,813
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22	1,000,000	1,047,500

TOTAL NONCONVERTIBLE BONDS		172,708,699

TOTAL CORPORATE BONDS
(Cost $231,202,678)		239,600,625

Asset-Backed Securities - 2.7%
American Homes 4 Rent:
Series 2014-SFR1 Class E, 2.9461% 6/17/31 (b)(c)	1,302,000	1,245,662
Series 2014-SFR3 Class E, 6.418% 12/17/36 (b)	1,740,000	1,907,773
Series 2015-SFR1 Class E, 5.639% 4/17/52 (b)	1,354,586	1,408,862
Series 2015-SFR2:
Class E, 6.07% 10/17/45 (b)	1,624,000	1,739,067
Class XS, 0% 10/17/45 (b)(c)(d)	959,560	10
Colony American Homes Series 2014-2A Class F, 3.801% 7/17/31 (b)(c)	1,090,000	1,023,599
Conseco Finance Securitizations Corp.:
Series 2002-1 Class M2, 9.546% 12/1/33	1,216,000	1,128,335
Series 2002-2 Class M2, 9.163% 3/1/33	1,993,712	1,746,359
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	762,240	790,249
Invitation Homes Trust:
Series 2013-SFR1 Class F, 4.101% 12/17/30 (b)(c)	1,750,000	1,713,832
Series 2014-SFR1 Class F, 4.1961% 6/17/31 (b)(c)	756,000	737,683
Series 2014-SFR3:
Class E, 4.9461% 12/17/31 (b)(c)	842,000	855,019
Class F, 5.4461% 12/17/31 (b)(c)	426,000	429,331
Series 2015-SFR2 Class E, 3.5971% 6/17/32 (b)(c)	450,000	441,855
Series 2015-SFR3 Class F, 5.1961% 8/17/32 (b)(c)	2,000,000	2,003,672
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	3,068,215	2,150,638
Progress Residential Trust:
Series 2015-SFR3 Class F, 6.643% 11/12/32 (b)	588,000	603,421
Series 2016-SFR1 Class F, 5.4821% 9/17/33 (b)(c)	1,541,000	1,554,828
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 6.41% 12/25/33	211,372	169,669
Starwood Waypoint Residential Trust Series 2014-1 Class F, 4.9961% 1/17/32 (b)(c)	780,000	771,337
VB-S1 Issuer LLC Series 2016-1A Class F, 6.901% 6/15/46 (b)	1,453,000	1,458,949
TOTAL ASSET-BACKED SECURITIES
(Cost $22,830,312)		23,880,150

Collateralized Mortgage Obligations - 0.4%
Private Sponsor - 0.4%
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.5327% 12/25/46 (b)(c)	811,000	885,172
Series 2010-K7 Class B, 5.6244% 4/25/20 (b)(c)	2,605,000	2,901,201
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (b)	33,964	34,209
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $3,344,406)		3,820,582

Commercial Mortgage Securities - 21.4%
Aventura Mall Trust Series 2013-AVM Class E, 3.8674% 12/5/32(b)(c)	2,000,000	2,031,846
Banc of America Commercial Mortgage Trust Series 2005-1 Class CJ, 5.5273% 11/10/42 (c)	210,945	210,757
Bank of America Commercial Mortgage Trust Series 2015-UBS7 Class D, 3.167% 9/15/48	500,000	391,543
Barclays Commercial Mortgage Securities LLC Series 2015-STP:
Class E, 4.4272% 9/10/28 (b)(c)	1,613,000	1,500,382
Class F, 4.4272% 9/10/28 (b)(c)	800,000	727,025
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR11 Class AJ, 5.5616% 3/11/39 (c)	2,432,000	2,322,560
BLCP Hotel Trust floater Series 2014-CLRN Class F, 3.5146% 8/15/29 (b)(c)	500,000	459,887
CCRESG Commercial Mortgage Trust Series 2016-HEAT:
Class E, 5.6712% 4/10/29 (b)(c)	806,000	781,953
Class F, 5.6712% 4/10/29 (b)(c)	1,890,000	1,743,877
CGBAM Commercial Mortgage Trust Series 2015-SMRT:
Class E, 3.9121% 4/10/28 (b)(c)	561,000	541,617
Class F, 3.9121% 4/10/28 (b)(c)	1,882,000	1,775,321
CGGS Commercial Mortgage Trust Series 2016-RND Class DFL, 5.1921% 2/15/33 (b)(c)	400,000	406,426
Chase Commercial Mortgage Securities Corp. Series 1998-1 Class H, 6.34% 5/18/30 (b)	1,593,026	1,654,266
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2737% 9/10/46 (b)(c)	2,496,000	2,444,623
Series 2015-SHP2 Class E, 4.7921% 7/15/27 (b)(c)	567,000	527,793
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (b)	2,000,000	1,406,900
Series 2013-CR10 Class D, 4.9493% 8/10/46 (b)(c)	1,300,000	1,175,876
Series 2013-CR12 Class D, 5.2531% 10/10/46 (b)(c)	2,900,000	2,725,077
Series 2013-CR6 Class F, 4.1715% 3/10/46 (b)(c)	1,459,000	937,551
Series 2013-CR9 Class D, 4.3992% 7/10/45 (b)(c)	790,000	709,975
Series 2013-LC6 Class D, 4.4274% 1/10/46 (b)(c)	2,397,000	2,236,126
Series 2014-UBS2 Class D, 5.1822% 3/10/47 (b)(c)	537,000	465,550
COMM Mortgage Trust pass-thru certificates Series 2005-LP5 Class F, 4.9948% 5/10/43 (b)(c)	2,000,000	1,997,333
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class J, 5.44% 9/15/30 (b)	948,842	928,427
Commercial Mortgage Trust pass-thru certificates:
Series 2012-CR1:
Class C, 5.544% 5/15/45 (c)	3,000,000	3,359,583
Class D, 5.544% 5/15/45 (b)(c)	1,917,000	1,992,550
Class G, 2.462% 5/15/45 (b)	399,000	247,896
Series 2012-CR2 Class D, 5.0166% 8/15/45 (b)(c)	500,000	511,451
Series 2012-LC4:
Class C, 5.8068% 12/10/44 (c)	780,000	889,903
Class D, 5.8068% 12/10/44 (b)(c)	3,532,000	3,685,245
Core Industrial Trust:
Series 2015-TEXW Class F, 3.977% 2/10/34 (b)(c)	2,031,000	1,798,252
Series 2015-WEST Class F, 4.3677% 2/10/37 (b)(c)	2,496,000	2,185,972
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C2 Class F, 6.75% 11/15/30 (b)	82,071	82,840
CSMC Trust floater Series 2015-DEAL:
Class E, 4.481% 4/15/29 (b)(c)	2,000,000	1,908,528
Class F, 5.231% 4/15/29 (b)(c)	2,947,000	2,867,875
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 5.099% 1/10/34 (b)(c)	2,047,000	1,927,298
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.8835% 11/10/46 (b)(c)	2,745,000	3,007,952
Class G, 4.652% 11/10/46 (b)	2,640,000	2,356,433
Series 2011-LC3A Class D, 5.5485% 8/10/44 (b)(c)	728,000	782,405
Extended Stay America Trust Series 2013-ESH7 Class C7, 3.9017% 12/5/31 (b)	2,000,000	2,012,368
Freddie Mac pass-thru certificates:
Series K011 Class X3, 2.6635% 12/25/43 (c)(d)	4,947,000	493,888
Series K012 Class X3, 2.3286% 1/25/41 (c)(d)	2,799,987	248,679
Series K013 Class X3, 2.8134% 1/25/43 (c)(d)	4,806,000	524,541
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class EFX, 3.4949% 12/15/34 (b)(c)	2,947,000	2,884,836
Class FFX, 3.4949% 12/15/34 (b)(c)	1,478,000	1,402,340
GMAC Commercial Mortgage Securities, Inc. Series 1997-C2 Class G, 6.75% 4/15/29 (c)	320,441	327,833
GP Portfolio Trust Series 2014-GPP Class E, 4.2921% 2/15/27 (b)(c)	1,615,000	1,549,668
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.3573% 12/10/43 (b)(c)	2,000,000	2,055,268
Series 2011-GC5 Class D, 5.5484% 8/10/44 (b)(c)	857,000	883,175
Series 2012-GC6:
Class C, 5.835% 1/10/45 (b)(c)	2,400,000	2,677,545
Class D, 5.835% 1/10/45 (b)(c)	1,786,000	1,773,937
Class E, 5% 1/10/45 (b)(c)	831,000	687,443
Series 2012-GCJ7:
Class C, 5.9132% 5/10/45 (c)	3,500,000	3,839,211
Class D, 5.9132% 5/10/45 (b)(c)	3,425,000	3,394,475
Class E, 5% 5/10/45 (b)	1,760,000	1,418,331
Series 2012-GCJ9 Class D, 5.015% 11/10/45 (b)(c)	1,339,000	1,261,143
Series 2013-GC14 Class D, 4.9269% 8/10/46 (b)(c)	320,000	307,937
Series 2013-GC16:
Class D, 5.4973% 11/10/46 (b)(c)	3,250,000	3,008,259
Class F, 3.5% 11/10/46 (b)	1,428,000	963,645
Series 2014-NEW Class D, 3.79% 1/10/31 (b)	490,000	483,521
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (b)	5,523,000	5,373,730
Series 2016-RENT Class F, 4.2022% 2/10/29 (b)(c)	3,110,000	2,863,011
Hilton U.S.A. Trust:
floater Series 2014-ORL Class E, 3.6921% 7/15/29 (b)(c)	639,000	610,142
Series 2013-HLT Class EFX, 4.6017% 11/5/30 (b)(c)	4,250,000	4,272,334
Invitation Homes Trust floater Series 2013-SFR1 Class E, 3.101% 12/17/30 (b)(c)	1,500,000	1,465,792
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 5.6132% 1/12/37 (b)(c)	756,000	746,774
Series 2009-IWST Class D, 7.6935% 12/5/27 (b)(c)	2,779,000	3,167,892
Series 2010-CNTR Class D, 6.3899% 8/5/32 (b)(c)	1,216,000	1,363,195
Series 2012-CBX:
Class C, 5.3934% 6/15/45 (c)	1,240,000	1,364,124
Class E, 5.3934% 6/15/45 (b)(c)	865,000	884,150
Class G 4% 6/15/45 (b)	805,000	564,051
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2014-INN:
Class E, 4.081% 6/15/29 (b)(c)	1,059,000	1,024,462
Class F, 4.481% 6/15/29 (b)(c)	1,255,000	1,204,622
Series 2005-LDP2 Class C, 4.911% 7/15/42 (c)	4,000,000	3,995,840
Series 2011-C3:
Class E, 5.8013% 2/15/46 (b)(c)	526,000	562,015
Class H, 4.409% 2/15/46 (b)(c)	1,320,000	1,088,388
Series 2011-C4 Class E, 5.7148% 7/15/46 (b)(c)	1,390,000	1,454,986
Series 2013-LC11:
Class D, 4.3786% 4/15/46 (c)	500,000	471,705
Class F, 3.25% 4/15/46 (b)(c)	482,000	286,779
Series 2015-UES Class F, 3.7417% 9/5/32 (b)(c)	1,500,000	1,390,202
LB-UBS Commercial Mortgage Trust Series 2006-C4 Class AJ, 5.9912% 6/15/38 (c)	247,796	247,674
Merrill Lynch Mortgage Trust Series 2006-C1 Class AJ, 5.7424% 5/12/39 (c)	3,586,273	3,565,914
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.8125% 11/15/45 (b)(c)	2,000,000	2,026,012
Series 2013-C12 Class D, 4.9246% 10/15/46 (b)(c)	1,500,000	1,439,974
Series 2013-C13:
Class D, 5.0548% 11/15/46 (b)(c)	2,879,000	2,812,494
Class E, 5.0548% 11/15/46 (b)(c)	621,000	493,387
Series 2013-C7 Class E, 4.4312% 2/15/46 (b)(c)	1,490,000	1,163,684
Morgan Stanley Capital I Trust:
sequential payer:
Series 2006-HQ10 Class AM, 5.36% 11/12/41	3,769,000	3,781,828
Series 2012-C4 Class E, 5.7045% 3/15/45 (b)(c)	2,586,000	2,595,933
Series 1997-RR Class F, 7.4205% 4/30/39 (b)(c)	93,074	92,135
Series 1998-CF1 Class G, 7.35% 7/15/32 (b)	1,519,912	1,521,647
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43	3,242,000	3,262,110
Series 2011-C1 Class C, 5.6007% 9/15/47 (b)(c)	2,000,000	2,267,605
Series 2011-C2:
Class D, 5.6471% 6/15/44 (b)(c)	1,586,000	1,698,828
Class E, 5.6471% 6/15/44 (b)(c)	1,946,000	2,042,666
Class F, 5.6471% 6/15/44 (b)(c)	1,467,000	1,428,461
Class XB, 0.6038% 6/15/44 (b)(c)(d)	51,641,000	1,194,069
Series 2011-C3:
Class C, 5.3479% 7/15/49 (b)(c)	2,000,000	2,229,481
Class E, 5.3479% 7/15/49 (b)(c)	168,000	175,169
Class G, 5.3479% 7/15/49 (b)(c)	606,000	477,876
Series 2012-C4 Class D, 5.7045% 3/15/45 (b)(c)	1,640,000	1,724,370
Series 2015-UBS8 Class D, 3.25% 12/15/48 (b)	987,000	729,838
Motel 6 Trust Series 2015-MTL6:
Class E, 5.2785% 2/5/30 (b)	5,094,000	5,088,974
Class F, 5% 2/5/30 (b)	2,551,000	2,414,461
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (b)(c)	1,000,000	815,094
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (b)	1,285,266	1,533,194
SCG Trust Series 2013-SRP1 Class D, 3.7764% 11/15/26 (b)(c)	2,153,000	2,025,230
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.7152% 5/10/45 (b)(c)	645,000	664,289
Class E, 5% 5/10/45 (b)(c)	756,000	657,519
UBS-BAMLL Trust Series 12-WRM Class D, 4.3793% 6/10/30 (b)(c)	1,460,000	1,423,755
Wells Fargo Commercial Mortgage Trust Series 2016-C35 Class D, 3.142% 7/15/48 (b)	1,521,000	1,090,757
WF-RBS Commercial Mortgage Trust:
Series 2011-C3:
Class C, 5.335% 3/15/44 (b)	2,100,000	2,291,481
Class D, 5.8071% 3/15/44 (b)(c)	1,000,000	1,052,505
Series 2011-C5:
Class C, 5.8471% 11/15/44 (b)(c)	1,250,000	1,396,824
Class F, 5.25% 11/15/44 (b)(c)	2,000,000	1,716,229
Class G, 5.25% 11/15/44 (b)(c)	1,000,000	789,112
Series 2012-C10 Class E, 4.6017% 12/15/45 (b)(c)	910,000	739,192
Series 2012-C7 Class D, 4.9916% 6/15/45 (b)(c)	620,000	640,323
Series 2013-C16 Class D, 5.1491% 9/15/46 (b)(c)	673,000	661,656
Series 2013-UBS1 Class D, 4.7827% 3/15/46 (b)(c)	332,000	322,930
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 4.1624% 11/15/29 (b)(c)	952,061	914,821
Class G, 3.4621% 11/15/29 (b)(c)	927,958	855,633
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $178,191,908)		188,124,245

Bank Loan Obligations - 5.1%
CONSUMER DISCRETIONARY - 1.9%
Hotels, Restaurants & Leisure - 1.5%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (c)	3,168,750	3,091,116
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (c)	2,511,306	2,392,019
Cooper Hotel Group 12% 11/6/17	2,293,666	2,316,602
Four Seasons Holdings, Inc. Tranche 2LN, term loan 7.75% 12/27/20 (c)	405,000	405,000
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (c)	2,780,455	2,786,878
La Quinta Intermediate Holdings LLC Tranche B LN, term loan 3.75% 4/14/21 (c)	2,013,107	1,995,492
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (c)	235,164	233,988
		13,221,095
Media - 0.2%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (c)	1,513,188	1,511,932
Multiline Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan 5.25% 6/23/23 (c)	1,885,000	1,886,565

TOTAL CONSUMER DISCRETIONARY		16,619,592

CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.4%
Albertson's LLC:
Tranche B 5LN, term loan 4.75% 12/21/22 (c)	1,117,513	1,122,944
Tranche B 6LN, term loan 4.75% 6/22/23 (c)	2,375,000	2,389,345
		3,512,289
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (c)	3,213,735	3,069,117
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (c)	1,574,129	1,580,426
		4,649,543
FINANCIALS - 1.0%
Real Estate Investment Trusts - 0.5%
iStar Financial, Inc. Tranche B, term loan 5.5% 7/1/20 (c)	1,565,000	1,575,767
Starwood Property Trust, Inc. Tranche B, term loan 3.5% 4/17/20 (c)	2,424,812	2,421,029
		3,996,796
Real Estate Management & Development - 0.4%
Americold Realty Operating Partnership LP Tranche B, term loan 5.75% 12/1/22 (c)	2,205,610	2,227,666
NorthStar Asset Management LP Tranche B 1LN, term loan 4.6265% 1/29/23 (c)	987,525	983,002
Realogy Group LLC Tranche B, term loan 3.75% 7/20/22 (c)	600,000	603,000
		3,813,668
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing, LLC Tranche B, term loan 5.5% 2/15/18 (c)	1,137,490	1,120,428

TOTAL FINANCIALS		8,930,892

HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Community Health Systems, Inc.:
Tranche F, term loan 3.9241% 12/31/18 (c)	878,235	869,611
Tranche H, term loan 4% 1/27/21 (c)	1,544,232	1,524,450
		2,394,061
INDUSTRIALS - 0.3%
Commercial Services & Supplies - 0.1%
Pilot Travel Centers LLC Tranche B, term loan 3.2456% 5/25/23 (c)	784,075	787,015
Construction & Engineering - 0.2%
Drumm Investors LLC Tranche B, term loan 9.5% 5/4/18 (c)	1,489,763	1,458,731

TOTAL INDUSTRIALS		2,245,746

UTILITIES - 0.7%
Electric Utilities - 0.4%
Calpine Construction Finance Co. LP Tranche B 2LN, term loan 3.25% 1/31/22 (c)	974,948	961,299
Dynegy Finance IV, Inc. Tranche C, term loan 5% 6/27/23 (c)	780,000	780,000
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (c)	1,607,390	1,591,316
Southeast Powergen LLC Tranche B, term loan 4.5% 12/2/21 (c)	510,256	491,759
		3,824,374
Independent Power and Renewable Electricity Producers - 0.3%
APLP Holdings LP Tranche B, term loan 6% 4/13/23 (c)	1,373,847	1,377,281
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (c)	1,280,154	1,231,085
		2,608,366

TOTAL UTILITIES		6,432,740

TOTAL BANK LOAN OBLIGATIONS
(Cost $44,912,129)		44,784,863
	Shares	Value

Money Market Funds - 3.0%
Fidelity Cash Central Fund, 0.42% (e)
(Cost $26,354,309)	26,354,309	26,354,309
TOTAL INVESTMENT PORTFOLIO - 99.5%
(Cost $803,339,968)		874,504,109
NET OTHER ASSETS (LIABILITIES) - 0.5%		4,447,406
NET ASSETS - 100%		$878,951,515

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $222,220,088 or 25.3% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$135,244
Total	$135,244

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$347,760,771	$345,683,751	$2,077,020	$--
Health Care	178,564	178,564	--	--
Corporate Bonds	239,600,625	--	239,600,625	--
Asset-Backed Securities	23,880,150	--	21,559,843	2,320,307
Collateralized Mortgage Obligations	3,820,582	--	3,820,582	--
Commercial Mortgage Securities	188,124,245	--	183,818,980	4,305,265
Bank Loan Obligations	44,784,863	--	42,468,261	2,316,602
Money Market Funds	26,354,309	26,354,309	--	--
Total Investments in Securities:	$874,504,109	$372,216,624	$493,345,311	$8,942,174

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$4,880,158
Net Realized Gain (Loss) on Investment Securities	17,905
Net Unrealized Gain (Loss) on Investment Securities	(165,014)
Cost of Purchases	48,693
Proceeds of Sales	(392,112)
Amortization/Accretion	184,661
Transfers into Level 3	4,773,896
Transfers out of Level 3	(406,013)
Ending Balance	$8,942,174
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2016	$(164,287)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	0.5%
AAA,AA,A	5.2%
BBB	13.0%
BB	12.2%
B	10.9%
CCC,CC,C	1.4%
Not Rated	13.7%
Equities	39.6%
Short-Term Investments and Net Other Assets	3.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $776,985,659)	$848,149,800
Fidelity Central Funds (cost $26,354,309)	26,354,309
Total Investments (cost $803,339,968)		$874,504,109
Cash		119,679
Receivable for investments sold		3,543,386
Receivable for fund shares sold		722,386
Dividends receivable		293,657
Interest receivable		4,612,976
Distributions receivable from Fidelity Central Funds		8,710
Other receivables		2,509
Total assets		883,807,412
Liabilities
Payable for investments purchased	$4,177,680
Payable for fund shares redeemed	118,225
Accrued management fee	396,546
Other affiliated payables	84,685
Other payables and accrued expenses	78,761
Total liabilities		4,855,897
Net Assets		$878,951,515
Net Assets consist of:
Paid in capital		$789,591,146
Undistributed net investment income		7,560,289
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		10,635,935
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		71,164,145
Net Assets		$878,951,515
Series Real Estate Income:
Net Asset Value, offering price and redemption price per share ($411,102,468 ÷ 35,971,965 shares)		$11.43
Class F:
Net Asset Value, offering price and redemption price per share ($467,849,047 ÷ 40,920,062 shares)		$11.43

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$18,845,685
Interest		27,430,214
Income from Fidelity Central Funds		135,244
Total income		46,411,143
Expenses
Management fee	$4,568,622
Transfer agent fees	636,129
Accounting fees and expenses	363,215
Custodian fees and expenses	15,143
Independent trustees' fees and expenses	3,657
Audit	98,394
Legal	2,081
Miscellaneous	6,226
Total expenses before reductions	5,693,467
Expense reductions	(14,369)	5,679,098
Net investment income (loss)		40,732,045
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,176,033
Foreign currency transactions	(16)
Total net realized gain (loss)		12,176,017
Change in net unrealized appreciation (depreciation) on: Investment securities	20,087,431
Assets and liabilities in foreign currencies	9
Total change in net unrealized appreciation (depreciation)		20,087,440
Net gain (loss)		32,263,457
Net increase (decrease) in net assets resulting from operations		$72,995,502

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$40,732,045	$42,892,013
Net realized gain (loss)	12,176,017	10,015,807
Change in net unrealized appreciation (depreciation)	20,087,440	(10,965,973)
Net increase (decrease) in net assets resulting from operations	72,995,502	41,941,847
Distributions to shareholders from net investment income	(41,006,599)	(45,472,455)
Distributions to shareholders from net realized gain	(8,001,126)	(20,829,892)
Total distributions	(49,007,725)	(66,302,347)
Share transactions - net increase (decrease)	25,779,137	24,549,288
Total increase (decrease) in net assets	49,766,914	188,788
Net Assets
Beginning of period	829,184,601	828,995,813
End of period	$878,951,515	$829,184,601
Other Information
Undistributed net investment income end of period	$7,560,289	$7,902,882

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Real Estate Income Fund

Years ended July 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$11.13	$11.47	$11.41	$11.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.52	.56	.58	.67	.47
Net realized and unrealized gain (loss)	.42	(.01)	.31	.46	.97
Total from investment operations	.94	.55	.89	1.13	1.44
Distributions from net investment income	(.53)	(.61)	(.59)	(.66)	(.33)
Distributions from net realized gain	(.11)	(.29)	(.24)	(.16)	(.01)
Total distributions	(.64)	(.89)C	(.83)	(.82)	(.34)
Net asset value, end of period	$11.43	$11.13	$11.47	$11.41	$11.10
Total ReturnD,E	8.93%	5.05%	8.33%	10.50%	14.67%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.77%	.77%	.79%	.80%H
Expenses net of fee waivers, if any	.77%	.77%	.77%	.79%	.80%H
Expenses net of all reductions	.77%	.77%	.77%	.79%	.80%H
Net investment income (loss)	4.81%	5.03%	5.15%	5.85%	5.70%H
Supplemental Data
Net assets, end of period (000 omitted)	$411,102	$401,861	$409,084	$415,192	$416,151
Portfolio turnover rateI	24%	19%	33%	25%	29%H

 A For the period October 20, 2011 (commencement of operations) to July 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.89 per share is comprised of distributions from net investment income of $.606 and distributions from net realized gain of $.288 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Real Estate Income Fund Class F

Years ended July 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$11.14	$11.48	$11.41	$11.11	$10.00
Income from Investment Operations
Net investment income (loss)B	.54	.58	.60	.69	.48
Net realized and unrealized gain (loss)	.41	(.01)	.32	.45	.98
Total from investment operations	.95	.57	.92	1.14	1.46
Distributions from net investment income	(.55)	(.62)	(.60)	(.68)	(.34)
Distributions from net realized gain	(.11)	(.29)	(.24)	(.16)	(.01)
Total distributions	(.66)	(.91)	(.85)C	(.84)	(.35)
Net asset value, end of period	$11.43	$11.14	$11.48	$11.41	$11.11
Total ReturnD,E	8.99%	5.22%	8.60%	10.60%	14.89%
Ratios to Average Net AssetsF,G
Expenses before reductions	.61%	.61%	.61%	.61%	.62%H
Expenses net of fee waivers, if any	.61%	.61%	.61%	.61%	.62%H
Expenses net of all reductions	.61%	.61%	.61%	.61%	.62%H
Net investment income (loss)	4.97%	5.19%	5.32%	6.02%	5.88%H
Supplemental Data
Net assets, end of period (000 omitted)	$467,849	$427,323	$419,911	$391,490	$286,854
Portfolio turnover rateI	24%	19%	33%	25%	29%H

 A For the period October 20, 2011 (commencement of operations) to July 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.85 per share is comprised of distributions from net investment income of $.604 and distributions from net realized gain of $.242 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Series Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Real Estate Income and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/16	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Asset-Backed Securities	$2,320,307	Discounted cash flow	Yield	7.5%	Decrease
			Spread	4.5%	Decrease
Commercial Mortgage Securities	$4,305,265	Discounted cash flow	Yield	9.9% - 12.3% / 10.5%	Decrease
			Spread	6.3%	Decrease
		Market observation	Evaluated bid	$119.29	Increase
Bank Loan Obligations	$2,316,602	Discounted cash flow	Yield	11.0%	Decrease

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity-debt classifications, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$81,772,674
Gross unrealized depreciation	(11,175,504)
Net unrealized appreciation (depreciation) on securities	$70,597,170
Tax Cost	$803,906,939

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,518,281
Undistributed long-term capital gain	$10,334,202
Net unrealized appreciation (depreciation) on securities and other investments	$70,597,174

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$41,304,592	$ 49,227,807
Long-term Capital Gains	7,703,133	17,074,540
Total	$49,007,725	$ 66,302,347

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $226,491,741 and $189,550,041, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Real Estate Income. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Real Estate Income	$636,129.16

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,375 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,722 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,294 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,162.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,913.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Series Real Estate Income	$19,151,665	$21,727,712
Class F	21,854,934	23,744,743
Total	$41,006,599	$45,472,455
From net realized gain
Series Real Estate Income	$3,833,583	$10,207,221
Class F	4,167,543	10,622,671
Total	$8,001,126	$20,829,892

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Series Real Estate Income
Shares sold	1,707,748	2,035,991	$18,516,525	$22,922,397
Reinvestment of distributions	2,135,197	2,871,749	22,985,248	31,934,933
Shares redeemed	(3,965,877)	(4,463,283)	(43,229,220)	(50,201,779)
Net increase (decrease)	(122,932)	444,457	$(1,727,447)	$4,655,551
Class F
Shares sold	4,237,248	4,231,772	$46,086,274	$47,649,383
Reinvestment of distributions	2,417,168	3,090,749	26,022,477	34,367,414
Shares redeemed	(4,106,119)	(5,535,580)	(44,602,167)	(62,123,060)
Net increase (decrease)	2,548,297	1,786,941	$27,506,584	$19,893,737

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Real Estate Income Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity® Series Real Estate Income Fund, or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Series Real Estate Income	.77%
Actual		$1,000.00	$1,101.40	$4.02
Hypothetical-C		$1,000.00	$1,021.03	$3.87
Class F	.61%
Actual		$1,000.00	$1,101.00	$3.19
Hypothetical-C		$1,000.00	$1,021.83	$3.07

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Real Estate Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Real Estate Income	09/12/16	09/09/16	$0.141	$0.142
Class F	09/12/16	09/09/16	$0.146	$0.142

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $11,931,168, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Series Real Estate Income Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2015 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Series Real Estate Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Approval of New Advisory Contracts.  The Board also voted to approve a new management contract and new sub-advisory agreements for the fund (New Advisory Contracts) that will take effect if the shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) approve new management contracts for the Freedom Funds. Under the New Advisory Contracts the fund will no longer pay a management fee to FMR. The new sub-advisory agreements provide that FMR or its affiliates will pay the fees based on a portion of the management fees received by an affiliate of FMR under its management contracts with the Freedom Funds. The Board noted the New Advisory Contracts are expected to result in an overall decrease in the fees and expenses payable by the fund. The Board considered that the approval of the New Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; (ii) the nature, extent and quality of services provided to the fund; or (iii) the day-to-day management of the fund and the personnel primarily responsible for such management. The Board also considered that the New Advisory Contracts provide that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee expenses, custodian fees and expenses, expenses related to proxy solicitations, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Small Cap Growth Fund Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Growth Fund	(2.63)%	11.74%	9.25%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund, a class of the fund, on July 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Period Ending Values
$24,216	Fidelity® Small Cap Growth Fund
$22,407	Russell 2000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500 index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Patrick Venanzi:  For the year, the fund’s share classes (excluding sales charges, if applicable) outpaced the -5.30% return of the benchmark Russell 2000® Growth Index. Strong stock selection drove the fund’s relative outperformance, with picks within the financials, consumer discretionary, industrials and health care sectors helping most. The fund's biggest individual contributor – and also its largest holding – was 2U, which provides cloud-based online campuses and learning platforms for nonprofit colleges and universities. Shares of 2U gained about 9% for the year. In April, the firm announced a 12-year extension on one of its contracts as well as new educational programs. Then, in June, the firm reported strong first-quarter financial results along with solid full-year 2016 guidance. A non-index stake in Global Payments, which offers solutions for credit and debit card transactions, gift cards, and other electronic forms of payment, also helped. We sold Global Payments from the fund by period end. Conversely, sector allocation overall proved a modest drag on relative results. Picks in telecommunication services also hurt. The fund’s biggest relative detractor was G-III Apparel Group, a sizable fund holding. G-III sells outerwear and other clothing under a portfolio of brands including Calvin Klein and Tommy Hilfiger. Sales of key outerwear products suffered due to the mild winter this year, which hurt the stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
2U, Inc.	3.3	2.6
NxStage Medical, Inc.	2.5	1.7
Cedar Fair LP (depositary unit)	1.9	0.0
Stamps.com, Inc.	1.9	1.8
Surgical Care Affiliates, Inc.	1.8	1.7
Cirrus Logic, Inc.	1.5	1.0
Store Capital Corp.	1.4	1.1
Integra LifeSciences Holdings Corp.	1.4	0.5
Bright Horizons Family Solutions, Inc.	1.3	1.6
RealPage, Inc.	1.3	0.5
	18.3

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.7	23.7
Health Care	26.1	22.7
Industrials	15.3	11.9
Consumer Discretionary	12.3	15.7
Financials	8.1	10.0

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 8.4%

As of January 31, 2016*
Stocks	92.8%
Other Investments	2.1%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

 * Foreign investments - 5.6%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
CONSUMER DISCRETIONARY - 12.3%
Auto Components - 0.7%
Drew Industries, Inc.	100,000	$9,161,000
Visteon Corp.	89,100	6,245,019
		15,406,019
Automobiles - 0.2%
Thor Industries, Inc.	48,966	3,747,858
Distributors - 1.5%
LKQ Corp. (a)	400,000	13,756,000
Pool Corp.	170,000	17,387,600
		31,143,600
Diversified Consumer Services - 2.3%
Bright Horizons Family Solutions, Inc. (a)	402,100	26,968,847
Grand Canyon Education, Inc. (a)	229,800	9,665,388
Service Corp. International	342,900	9,505,188
		46,139,423
Hotels, Restaurants & Leisure - 3.9%
Bojangles', Inc. (a)	2,000	34,760
Cedar Fair LP (depositary unit)	668,129	39,553,237
Dave & Buster's Entertainment, Inc. (a)	362,800	16,144,600
Vail Resorts, Inc.	146,000	20,888,220
Wingstop, Inc. (b)	158,900	4,131,400
		80,752,217
Household Durables - 1.2%
TopBuild Corp. (a)	330,000	12,460,800
Universal Electronics, Inc. (a)	149,209	11,539,824
		24,000,624
Leisure Products - 0.5%
Malibu Boats, Inc. Class A (a)	279,036	3,806,051
Vista Outdoor, Inc. (a)	120,000	6,006,000
		9,812,051
Specialty Retail - 1.5%
Burlington Stores, Inc. (a)	230,000	17,597,300
Michaels Companies, Inc. (a)	250,000	6,590,000
Winmark Corp.	72,357	7,276,943
		31,464,243
Textiles, Apparel & Luxury Goods - 0.5%
G-III Apparel Group Ltd. (a)	251,800	10,079,554

TOTAL CONSUMER DISCRETIONARY		252,545,589

CONSUMER STAPLES - 4.6%
Food & Staples Retailing - 1.5%
Casey's General Stores, Inc.	105,900	14,141,886
United Natural Foods, Inc. (a)	314,159	15,701,667
		29,843,553
Food Products - 2.0%
Darling International, Inc. (a)	1,189,300	18,767,154
Post Holdings, Inc. (a)	120,000	10,400,400
TreeHouse Foods, Inc. (a)	122,500	12,640,775
		41,808,329
Household Products - 1.1%
Central Garden & Pet Co. (a)(b)	300,000	7,278,000
Central Garden & Pet Co. Class A (non-vtg.) (a)	300,000	6,837,000
Spectrum Brands Holdings, Inc.	70,000	9,013,900
		23,128,900

TOTAL CONSUMER STAPLES		94,780,782

ENERGY - 1.9%
Energy Equipment & Services - 1.6%
Dril-Quip, Inc. (a)	83,700	4,555,791
Frank's International NV	400,000	4,928,000
Oil States International, Inc. (a)	330,000	10,203,600
Superior Drilling Products, Inc. (a)	602,986	1,006,987
Tesco Corp.	722,960	4,778,766
Transocean Partners LLC	494,705	5,402,179
Xtreme Drilling & Coil Services Corp. (a)	1,289,000	2,379,267
		33,254,590
Oil, Gas & Consumable Fuels - 0.3%
StealthGas, Inc. (a)	1,414,187	5,034,506

TOTAL ENERGY		38,289,096

FINANCIALS - 8.1%
Diversified Financial Services - 1.9%
Bats Global Markets, Inc. (b)	439,100	11,144,358
Cotiviti Holdings, Inc.	400,000	9,656,000
MSCI, Inc. Class A	220,000	18,928,800
		39,729,158
Insurance - 2.1%
First American Financial Corp.	573,000	23,957,130
NIB Holdings Ltd.	2,500,000	8,796,421
ProAssurance Corp.	190,000	9,815,400
		42,568,951
Real Estate Investment Trusts - 2.5%
Coresite Realty Corp.	260,000	21,457,800
Store Capital Corp.	917,300	28,610,587
		50,068,387
Thrifts & Mortgage Finance - 1.6%
Essent Group Ltd. (a)	550,000	13,178,000
Meridian Bancorp, Inc.	1,326,534	19,500,050
		32,678,050

TOTAL FINANCIALS		165,044,546

HEALTH CARE - 26.1%
Biotechnology - 6.4%
Alder Biopharmaceuticals, Inc. (a)	330,000	10,593,000
Amicus Therapeutics, Inc. (a)(b)	849,700	5,709,984
Ascendis Pharma A/S sponsored ADR (a)(b)	365,183	5,258,635
Blueprint Medicines Corp. (a)(b)	250,000	5,527,500
Cellectis SA sponsored ADR (a)	129,100	3,404,367
Coherus BioSciences, Inc. (a)(b)	306,750	7,788,383
Curis, Inc. (a)	998,200	1,676,976
DBV Technologies SA sponsored ADR (a)	154,188	5,334,905
Dyax Corp. rights 12/31/19 (a)	380,400	916,764
Dynavax Technologies Corp. (a)(b)	251,625	3,882,574
Five Prime Therapeutics, Inc. (a)	138,100	7,000,289
Heron Therapeutics, Inc. (a)(b)	262,200	4,357,764
Intercept Pharmaceuticals, Inc. (a)	31,600	5,467,748
La Jolla Pharmaceutical Co. (a)	152,622	2,594,574
Ligand Pharmaceuticals, Inc. Class B (a)	80,000	10,790,400
Lion Biotechnologies, Inc. (a)	581,930	5,144,261
Macrogenics, Inc. (a)	280,000	8,565,200
Mirati Therapeutics, Inc. (a)(b)	53,241	247,038
Novavax, Inc. (a)	1,717,697	12,573,542
Otonomy, Inc. (a)	438,029	6,290,096
TESARO, Inc. (a)	109,200	10,181,808
Ultragenyx Pharmaceutical, Inc. (a)	110,000	6,960,800
		130,266,608
Health Care Equipment & Supplies - 8.4%
Cantel Medical Corp.	123,096	8,241,277
Cerus Corp. (a)(b)	1,040,617	7,690,160
Cryolife, Inc.	283,565	4,131,542
Hill-Rom Holdings, Inc.	344,000	18,379,920
ICU Medical, Inc. (a)	102,500	11,967,900
Insulet Corp. (a)	300,000	10,617,000
Integra LifeSciences Holdings Corp. (a)	330,000	27,809,100
Nevro Corp. (a)(b)	171,200	14,158,240
NxStage Medical, Inc. (a)	2,330,732	51,532,485
Wright Medical Group NV (a)	772,129	16,932,789
		171,460,413
Health Care Providers & Services - 3.9%
Amedisys, Inc. (a)	260,000	13,923,000
LHC Group, Inc. (a)	40,684	1,841,358
Patterson Companies, Inc.	200,000	9,872,000
Surgical Care Affiliates, Inc. (a)	700,917	36,454,693
VCA, Inc. (a)	266,500	19,012,110
		81,103,161
Health Care Technology - 2.0%
athenahealth, Inc. (a)	110,557	14,128,079
Evolent Health, Inc. (a)(b)	300,000	7,062,000
Press Ganey Holdings, Inc. (a)(b)	190,000	7,584,800
Veeva Systems, Inc. Class A (a)	352,659	13,397,515
		42,172,394
Life Sciences Tools & Services - 1.6%
Bruker Corp.	271,500	6,765,780
Cambrex Corp. (a)	250,000	13,102,500
Charles River Laboratories International, Inc. (a)	140,000	12,310,200
		32,178,480
Pharmaceuticals - 3.8%
Catalent, Inc. (a)	896,600	22,899,164
Collegium Pharmaceutical, Inc. (a)(b)	220,000	2,668,600
GW Pharmaceuticals PLC ADR (a)	100,000	9,432,000
Patheon NV	327,900	8,479,494
Prestige Brands Holdings, Inc. (a)	304,175	16,273,363
SCYNEXIS, Inc. (a)	931,989	1,882,618
SCYNEXIS, Inc. warrants 6/21/21 (a)	168,750	109,920
The Medicines Company (a)	200,000	7,822,000
TherapeuticsMD, Inc. (a)	1,019,345	7,920,311
		77,487,470

TOTAL HEALTH CARE		534,668,526

INDUSTRIALS - 15.3%
Aerospace & Defense - 3.2%
Aerojet Rocketdyne Holdings, Inc. (a)	917,491	17,303,880
Astronics Corp. (a)	27,159	1,039,375
BWX Technologies, Inc.	411,000	15,128,910
Curtiss-Wright Corp.	180,000	16,018,200
Huntington Ingalls Industries, Inc.	95,000	16,395,100
		65,885,465
Building Products - 1.5%
A.O. Smith Corp.	72,000	6,688,080
Gibraltar Industries, Inc. (a)	564,811	19,926,532
Universal Forest Products, Inc.	40,000	4,324,800
		30,939,412
Commercial Services & Supplies - 2.9%
Deluxe Corp.	244,039	16,494,596
KAR Auction Services, Inc.	335,000	14,327,950
Knoll, Inc.	558,400	14,099,600
Matthews International Corp. Class A	240,018	14,427,482
		59,349,628
Construction & Engineering - 1.2%
Dycom Industries, Inc. (a)	140,000	13,167,000
Granite Construction, Inc.	225,000	11,200,500
		24,367,500
Electrical Equipment - 1.5%
AZZ, Inc.	269,991	16,761,041
Regal Beloit Corp.	217,387	13,262,781
		30,023,822
Machinery - 3.0%
Allison Transmission Holdings, Inc.	484,118	13,952,281
Hillenbrand, Inc.	110,099	3,561,703
John Bean Technologies Corp.	265,741	17,783,388
Rexnord Corp. (a)	192,797	4,104,648
Xylem, Inc.	470,000	22,470,700
		61,872,720
Professional Services - 0.6%
CBIZ, Inc. (a)	796,100	8,605,841
GP Strategies Corp. (a)	200,557	4,203,675
		12,809,516
Road & Rail - 1.4%
Landstar System, Inc.	100,000	7,049,000
Swift Transporation Co. (a)	1,130,000	21,752,500
		28,801,500

TOTAL INDUSTRIALS		314,049,563

INFORMATION TECHNOLOGY - 27.7%
Communications Equipment - 1.1%
InterDigital, Inc.	361,339	21,337,068
Electronic Equipment & Components - 3.5%
Cardtronics PLC	140,883	6,197,443
CDW Corp.	320,000	13,737,600
Coherent, Inc. (a)	94,396	10,010,696
Fabrinet (a)	430,000	16,236,800
Jabil Circuit, Inc.	438,330	8,920,016
Orbotech Ltd. (a)	550,000	15,691,500
		70,794,055
Internet Software & Services - 7.7%
2U, Inc. (a)(b)	1,920,117	67,165,690
Benefitfocus, Inc. (a)(b)	58,972	2,535,796
Cimpress NV (a)(b)	125,000	11,850,000
Cornerstone OnDemand, Inc. (a)	200,000	8,638,000
GoDaddy, Inc. (a)	730,000	21,841,600
Instructure, Inc. (a)(b)	334,277	7,267,182
Stamps.com, Inc. (a)(b)	512,896	38,880,081
		158,178,349
IT Services - 5.3%
Black Knight Financial Services, Inc. Class A (a)	175,000	6,798,750
Broadridge Financial Solutions, Inc.	200,100	13,542,768
Convergys Corp.	440,000	11,726,000
Euronet Worldwide, Inc. (a)	125,000	9,532,500
ExlService Holdings, Inc. (a)	299,977	14,851,861
Gartner, Inc. Class A (a)	88,496	8,871,724
Genpact Ltd. (a)	560,000	14,991,200
Perficient, Inc. (a)	795,500	17,676,010
Planet Payment, Inc. (a)	1,500,000	7,035,000
WNS Holdings Ltd. sponsored ADR (a)	136,262	3,824,874
		108,850,687
Semiconductors & Semiconductor Equipment - 2.5%
Cirrus Logic, Inc. (a)	621,532	30,200,240
Entegris, Inc. (a)	350,000	5,981,500
Monolithic Power Systems, Inc.	150,000	10,908,000
Silicon Motion Technology Corp. sponsored ADR	94,252	4,872,828
		51,962,568
Software - 7.6%
Blackbaud, Inc.	230,410	15,402,909
Cadence Design Systems, Inc. (a)	796,200	19,148,610
Digimarc Corp. (a)(b)	72,829	2,651,704
Ellie Mae, Inc. (a)	155,000	14,277,050
Fair Isaac Corp.	95,000	12,030,800
HubSpot, Inc. (a)	448,115	24,462,598
Interactive Intelligence Group, Inc. (a)	280,930	15,156,174
Paycom Software, Inc. (a)	290,000	13,690,900
RealPage, Inc. (a)	1,026,000	25,803,900
RingCentral, Inc. (a)	300,000	6,909,000
Ultimate Software Group, Inc. (a)	30,000	6,273,000
		155,806,645

TOTAL INFORMATION TECHNOLOGY		566,929,372

MATERIALS - 2.7%
Chemicals - 0.5%
Codexis, Inc. (a)	683,761	2,974,360
Innospec, Inc.	149,895	7,535,222
		10,509,582
Containers & Packaging - 1.5%
Aptargroup, Inc.	101,876	7,964,666
Berry Plastics Group, Inc. (a)	150,000	6,150,000
Graphic Packaging Holding Co.	1,220,200	16,643,528
		30,758,194
Paper & Forest Products - 0.7%
Boise Cascade Co. (a)	357,000	9,699,690
TFS Corp. Ltd. (b)	3,693,636	4,575,375
		14,275,065

TOTAL MATERIALS		55,542,841

TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
8x8, Inc. (a)	850,195	11,690,181
Cogent Communications Group, Inc.	300,000	12,819,000
		24,509,181
TOTAL COMMON STOCKS
(Cost $1,780,140,728)		2,046,359,496

Money Market Funds - 6.9%
Fidelity Cash Central Fund, 0.42% (c)	36,661,637	36,661,637
Fidelity Securities Lending Cash Central Fund, 0.45% (c)(d)	104,549,711	104,549,711
TOTAL MONEY MARKET FUNDS
(Cost $141,211,348)		141,211,348
TOTAL INVESTMENT PORTFOLIO - 106.8%
(Cost $1,921,352,076)		2,187,570,844
NET OTHER ASSETS (LIABILITIES) - (6.8)%		(139,444,663)
NET ASSETS - 100%		$2,048,126,181

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$155,066
Fidelity Securities Lending Cash Central Fund	2,218,595
Total	$2,373,661

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
2U, Inc.	$40,893,251	$38,591,529	$26,809,567	$--	$--
Mattersight Corp.	12,150,086	--	7,020,182	--	--
Superior Drilling Products, Inc.	1,928,281	--	855,680	--	--
Total	$54,971,618	$38,591,529	$34,685,429	$--	$--

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$252,545,589	$252,545,589	$--	$--
Consumer Staples	94,780,782	94,780,782	--	--
Energy	38,289,096	38,289,096	--	--
Financials	165,044,546	165,044,546	--	--
Health Care	534,668,526	533,641,842	109,920	916,764
Industrials	314,049,563	314,049,563	--	--
Information Technology	566,929,372	566,929,372	--	--
Materials	55,542,841	55,542,841	--	--
Telecommunication Services	24,509,181	24,509,181	--	--
Money Market Funds	141,211,348	141,211,348	--	--
Total Investments in Securities:	$2,187,570,844	$2,186,544,160	$109,920	$916,764

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $101,860,380) — See accompanying schedule: Unaffiliated issuers (cost $1,780,140,728)	$2,046,359,496
Fidelity Central Funds (cost $141,211,348)	141,211,348
Total Investments (cost $1,921,352,076)		$2,187,570,844
Cash		48,842
Receivable for investments sold		9,064,031
Receivable for fund shares sold		2,311,477
Dividends receivable		132,380
Distributions receivable from Fidelity Central Funds		62,679
Other receivables		128,432
Total assets		2,199,318,685
Liabilities
Payable for investments purchased	$42,182,264
Payable for fund shares redeemed	2,471,327
Accrued management fee	1,387,575
Distribution and service plan fees payable	118,277
Other affiliated payables	418,845
Other payables and accrued expenses	64,505
Collateral on securities loaned, at value	104,549,711
Total liabilities		151,192,504
Net Assets		$2,048,126,181
Net Assets consist of:
Paid in capital		$1,832,090,966
Accumulated net investment loss		(5,012,549)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(45,170,877)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		266,218,641
Net Assets		$2,048,126,181
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($176,988,140 ÷ 9,232,663 shares)		$19.17
Maximum offering price per share (100/94.25 of $19.17)		$20.34
Class T:
Net Asset Value and redemption price per share ($53,446,960 ÷ 2,859,040 shares)		$18.69
Maximum offering price per share (100/96.50 of $18.69)		$19.37
Class C:
Net Asset Value and offering price per share ($73,731,103 ÷ 4,208,520 shares)(a)		$17.52
Small Cap Growth:
Net Asset Value, offering price and redemption price per share ($1,580,264,122 ÷ 79,739,516 shares)		$19.82
Class I:
Net Asset Value, offering price and redemption price per share ($163,695,856 ÷ 8,241,362 shares)		$19.86

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$11,959,790
Interest		15
Income from Fidelity Central Funds (including $2,218,595 from security lending)		2,373,661
Total income		14,333,466
Expenses
Management fee
Basic fee	$12,923,135
Performance adjustment	2,431,100
Transfer agent fees	4,466,925
Distribution and service plan fees	1,272,678
Accounting and security lending fees	594,395
Custodian fees and expenses	62,491
Independent trustees' fees and expenses	7,965
Registration fees	198,607
Audit	62,978
Legal	9,443
Interest	1,381
Miscellaneous	12,316
Total expenses before reductions	22,043,414
Expense reductions	(315,109)	21,728,305
Net investment income (loss)		(7,394,839)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(35,795,308)
Other affiliated issuers	(4,513,687)
Foreign currency transactions	15,036
Total net realized gain (loss)		(40,293,959)
Change in net unrealized appreciation (depreciation) on: Investment securities	18,827,749
Assets and liabilities in foreign currencies	12,812
Total change in net unrealized appreciation (depreciation)		18,840,561
Net gain (loss)		(21,453,398)
Net increase (decrease) in net assets resulting from operations		$(28,848,237)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(7,394,839)	$(5,784,041)
Net realized gain (loss)	(40,293,959)	108,754,619
Change in net unrealized appreciation (depreciation)	18,840,561	166,432,213
Net increase (decrease) in net assets resulting from operations	(28,848,237)	269,402,791
Distributions to shareholders from net realized gain	(71,394,910)	(103,188,484)
Share transactions - net increase (decrease)	469,934,632	214,155,809
Redemption fees	788,555	177,411
Total increase (decrease) in net assets	370,480,040	380,547,527
Net Assets
Beginning of period	1,677,646,141	1,297,098,614
End of period	$2,048,126,181	$1,677,646,141
Other Information
Accumulated net investment loss end of period	$(5,012,549)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.55	$17.99	$19.66	$15.87	$16.42
Income from Investment Operations
Net investment income (loss)A	(.10)	(.13)	(.12)	(.04)	(.07)B
Net realized and unrealized gain (loss)	(.51)	4.23	1.69	4.87	(.16)
Total from investment operations	(.61)	4.10	1.57	4.83	(.23)
Distributions from net realized gain	(.78)	(1.54)	(3.24)	(1.04)	(.32)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	–C
Net asset value, end of period	$19.17	$20.55	$17.99	$19.66	$15.87
Total ReturnD,E	(2.85)%	24.46%	8.58%	32.20%	(1.14)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.37%	1.21%	1.22%	1.24%	1.35%
Expenses net of fee waivers, if any	1.37%	1.21%	1.22%	1.24%	1.35%
Expenses net of all reductions	1.36%	1.20%	1.22%	1.22%	1.34%
Net investment income (loss)	(.58)%	(.67)%	(.62)%	(.26)%	(.49)%B
Supplemental Data
Net assets, end of period (000 omitted)	$176,988	$123,370	$88,822	$74,978	$59,684
Portfolio turnover rateH	143%	156%	148%I	142%	150%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.57) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.08	$17.66	$19.38	$15.68	$16.27
Income from Investment Operations
Net investment income (loss)A	(.15)	(.17)	(.16)	(.09)	(.11)B
Net realized and unrealized gain (loss)	(.50)	4.13	1.66	4.82	(.16)
Total from investment operations	(.65)	3.96	1.50	4.73	(.27)
Distributions from net realized gain	(.75)	(1.54)	(3.22)	(1.03)	(.32)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	–C
Net asset value, end of period	$18.69	$20.08	$17.66	$19.38	$15.68
Total ReturnD,E	(3.14)%	24.10%	8.30%	31.87%	(1.41)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.66%	1.49%	1.50%	1.49%	1.61%
Expenses net of fee waivers, if any	1.66%	1.48%	1.50%	1.49%	1.61%
Expenses net of all reductions	1.64%	1.47%	1.49%	1.48%	1.60%
Net investment income (loss)	(.87)%	(.95)%	(.90)%	(.52)%	(.74)%B
Supplemental Data
Net assets, end of period (000 omitted)	$53,447	$52,667	$42,586	$34,686	$27,658
Portfolio turnover rateH	143%	156%	148%I	142%	150%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.83) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.90	$16.78	$18.62	$15.16	$15.83
Income from Investment Operations
Net investment income (loss)A	(.22)	(.25)	(.25)	(.16)	(.18)B
Net realized and unrealized gain (loss)	(.48)	3.91	1.59	4.64	(.17)
Total from investment operations	(.70)	3.66	1.34	4.48	(.35)
Distributions from net realized gain	(.69)	(1.54)	(3.18)	(1.02)	(.32)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	–C
Net asset value, end of period	$17.52	$18.90	$16.78	$18.62	$15.16
Total ReturnD,E	(3.64)%	23.53%	7.70%	31.32%	(1.96)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.16%	2.00%	2.01%	1.99%	2.10%
Expenses net of fee waivers, if any	2.16%	2.00%	2.00%	1.99%	2.10%
Expenses net of all reductions	2.14%	1.99%	2.00%	1.97%	2.09%
Net investment income (loss)	(1.37)%	(1.46)%	(1.41)%	(1.01)%	(1.24)%B
Supplemental Data
Net assets, end of period (000 omitted)	$73,731	$55,671	$42,215	$32,756	$24,683
Portfolio turnover rateH	143%	156%	148%I	142%	150%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.32) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$21.20	$18.45	$20.07	$16.14	$16.65
Income from Investment Operations
Net investment income (loss)A	(.06)	(.07)	(.06)	.01	(.03)B
Net realized and unrealized gain (loss)	(.52)	4.36	1.71	4.98	(.16)
Total from investment operations	(.58)	4.29	1.65	4.99	(.19)
Distributions from net realized gain	(.81)	(1.54)	(3.27)	(1.06)	(.32)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	–C
Net asset value, end of period	$19.82	$21.20	$18.45	$20.07	$16.14
Total ReturnD	(2.63)%	24.91%	8.87%	32.74%	(.88)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.12%	.91%	.91%	.90%	1.03%
Expenses net of fee waivers, if any	1.12%	.91%	.90%	.90%	1.03%
Expenses net of all reductions	1.11%	.90%	.90%	.88%	1.02%
Net investment income (loss)	(.33)%	(.37)%	(.31)%	.08%	(.16)%B
Supplemental Data
Net assets, end of period (000 omitted)	$1,580,264	$1,345,684	$1,069,105	$1,315,659	$1,166,101
Portfolio turnover rateG	143%	156%	148%H	142%	150%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Growth Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$21.24	$18.49	$20.10	$16.17	$16.68
Income from Investment Operations
Net investment income (loss)A	(.05)	(.07)	(.06)	.01	(.03)B
Net realized and unrealized gain (loss)	(.53)	4.36	1.72	4.98	(.16)
Total from investment operations	(.58)	4.29	1.66	4.99	(.19)
Distributions from net realized gain	(.81)	(1.54)	(3.27)	(1.06)	(.32)
Redemption fees added to paid in capitalA	.01	–C	–C	–C	–C
Net asset value, end of period	$19.86	$21.24	$18.49	$20.10	$16.17
Total ReturnD	(2.62)%	24.85%	8.89%	32.65%	(.88)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.09%	.93%	.92%	.92%	1.06%
Expenses net of fee waivers, if any	1.09%	.93%	.92%	.92%	1.06%
Expenses net of all reductions	1.07%	.91%	.92%	.91%	1.05%
Net investment income (loss)	(.30)%	(.39)%	(.32)%	.06%	(.19)%B
Supplemental Data
Net assets, end of period (000 omitted)	$163,696	$97,897	$51,607	$51,158	$36,694
Portfolio turnover rateG	143%	156%	148%H	142%	150%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.28) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Growth and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period August 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$323,442,627
Gross unrealized depreciation	(64,359,779)
Net unrealized appreciation (depreciation) on securities	$259,082,848
Tax Cost	$1,928,487,996

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$259,082,721

The Fund intends to elect to defer to its next fiscal year $38,034,956 of capital losses recognized during the period November 1, 2015 to July 31, 2016.

The Fund intends to elect to defer to the next fiscal year $5,012,550 of ordinary losses recognized during the period January 1, 2016 to July 31, 2016.

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$18,282,031	$–
Long-term Capital Gains	53,112,879	103,188,484
Total	$71,394,910	$ 103,188,484

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,025,347,978 and $2,587,110,351, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$370,740	$1,666
Class T	.25%	.25%	251,412	–
Class B	.75%	.25%	14,315	10,736
Class C	.75%	.25%	636,211	208,802
			$1,272,678	$ 221,204

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$121,279
Class T	14,995
Class B(a)	196
Class C(a)	12,653
$149,123

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$359,572.24
Class T	139,267.28
Class B	4,108.29
Class C	175,377.28
Small Cap Growth	3,516,816.24
Class I	271,785.21
	$4,466,925

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $100,376 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$17,354,600.57%		$1,381

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,792 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,583,400. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $239,599 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $300,569 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $642.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13,898.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net realized gain
Class A	$5,181,395	$7,463,655
Class T	2,020,848	3,715,268
Class B	78,117	242,938
Class C	2,268,668	3,707,592
Small Cap Growth	57,632,579	83,762,458
Class I	4,213,303	4,296,573
Total	$71,394,910	$103,188,484

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Class A
Shares sold	6,059,144	2,167,593	$108,304,433	$41,925,439
Reinvestment of distributions	264,882	412,446	5,002,119	7,203,479
Shares redeemed	(3,093,782)	(1,515,208)	(54,332,348)	(27,623,856)
Net increase (decrease)	3,230,244	1,064,831	$58,974,204	$21,505,062
Class T
Shares sold	1,018,603	659,898	$17,852,650	$12,282,234
Reinvestment of distributions	107,630	211,200	1,987,314	3,613,802
Shares redeemed	(889,426)	(660,724)	(15,500,757)	(11,765,139)
Net increase (decrease)	236,807	210,374	$4,339,207	$4,130,897
Class B
Shares sold	7,282	11,802	$117,958	$209,809
Reinvestment of distributions	4,376	14,482	76,516	235,501
Shares redeemed	(135,765)	(66,110)	(2,219,722)	(1,127,352)
Net increase (decrease)	(124,107)	(39,826)	$(2,025,248)	$(682,042)
Class C
Shares sold	2,069,867	992,298	$34,466,250	$17,729,436
Reinvestment of distributions	125,336	216,825	2,178,654	3,508,500
Shares redeemed	(932,892)	(778,826)	(14,941,204)	(13,034,787)
Net increase (decrease)	1,262,311	430,297	$21,703,700	$8,203,149
Small Cap Growth
Shares sold	42,088,501	23,816,242	$782,706,842	$475,203,336
Reinvestment of distributions	2,848,706	4,527,816	55,506,569	81,276,349
Shares redeemed	(28,683,713)	(22,793,867)	(518,831,831)	(412,013,233)
Net increase (decrease)	16,253,494	5,550,191	$319,381,580	$144,466,452
Class I
Shares sold	7,438,237	2,387,318	$136,356,812	$47,676,724
Reinvestment of distributions	199,940	220,272	3,903,639	3,963,647
Shares redeemed	(4,006,778)	(789,017)	(72,699,262)	(15,108,080)
Net increase (decrease)	3,631,399	1,818,573	$67,561,189	$36,532,291

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Small Cap Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Class A	1.36%
Actual		$1,000.00	$1,171.80	$7.34
Hypothetical-C		$1,000.00	$1,018.10	$6.82
Class T	1.65%
Actual		$1,000.00	$1,169.60	$8.90
Hypothetical-C		$1,000.00	$1,016.66	$8.27
Class C	2.14%
Actual		$1,000.00	$1,167.20	$11.53
Hypothetical-C		$1,000.00	$1,014.22	$10.72
Small Cap Growth	1.11%
Actual		$1,000.00	$1,172.80	$6.00
Hypothetical-C		$1,000.00	$1,019.34	$5.57
Class I	1.08%
Actual		$1,000.00	$1,173.10	$5.84
Hypothetical-C		$1,000.00	$1,019.49	$5.42

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $2,803,642, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 32%, Class B designates 80%, Class C designates 67%, Class T designates 39%, Class I designates 28%, and Small Cap Growth Fund designates 29%, of the dividends distributed in September, 2015 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 34%, Class B designates 84%, Class C designates 70%, Class T designates 41%, Class I designates 30%, and Small Growth Cap Fund designates 30%, of the dividends distributed in September, 2015 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking. The Board noted that the comparisons for 2015 reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that FMR believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, and the retail class ranked below the competitive median for 2015 and the total expense ratio of Class T and Class C ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Growth & Income Portfolio Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income Portfolio	0.88%	12.57%	3.65%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio, a class of the fund, on July 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$14,309	Fidelity® Growth & Income Portfolio
$21,089	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rallied beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials and technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong period for real estate stocks couldn’t keep the financials sector (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Matthew Fruhan:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted modest gains, significantly trailing the 5.61% advance of the benchmark S&P 500® index. The fund’s disappointing result mostly was due to poor security selection, especially within financials and energy. In financials, which I continued to overweight, many companies from the banking industry struggled, including Citigroup, Bank of America, JPMorgan Chase and Morgan Stanley. In energy, several stocks detracted, especially natural gas transporters Golar LNG and MarkWest Energy Partners, the latter of which was acquired for stock by MPLX. The fund did have success with other names in the group, including pipeline operator Williams Partners and integrated energy producer Chevron. My picks in information technology also detracted. On the positive side, the fund was well positioned in the health care sector, as we benefited from good stock selection and a helpful underweight in this lagging category. Here, largely avoiding biotech firm Gilead Sciences (-31%) in favor of other firms that fit my criteria much better was a good call. The fund’s biggest individual contributor was industrial conglomerate General Electric, whose stock gained ground as the company continued to focus on its core industrial businesses – a move rewarded by investors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.(a)	3.5	4.0
Microsoft Corp.(a)	3.3	3.6
General Electric Co.(a)	3.0	3.5
Bank of America Corp.	2.7	2.8
Apple, Inc.	2.7	2.9
Chevron Corp.	2.3	2.3
Citigroup, Inc.	2.3	2.3
Qualcomm, Inc.	2.1	1.9
Johnson & Johnson(a)	2.0	2.3
GlaxoSmithKline PLC sponsored ADR	1.8	1.7
	25.7

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	21.0
Information Technology	20.7	21.2
Health Care	14.2	12.6
Industrials	12.5	12.8
Energy	12.0	10.1

Asset Allocation (% of fund's net assets)

As of July 31, 2016 *,**
Stocks	98.4%
Convertible Securities	1.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 11.7%

 ** Written Options - (0.1)%

As of January 31, 2016 *,**
Stocks	98.8%
Convertible Securities	1.2%

 * Foreign investments - 12.0%

 ** Written Options - (0.0)%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.5%
Auto Components - 0.3%
BorgWarner, Inc.	329,200	$10,923
Johnson Controls, Inc.	127,700	5,864
		16,787
Automobiles - 0.2%
General Motors Co.	320,000	10,093
Harley-Davidson, Inc. (a)	80,600	4,265
		14,358
Diversified Consumer Services - 0.0%
H&R Block, Inc.	104,200	2,479
Hotels, Restaurants & Leisure - 0.7%
Cedar Fair LP (depositary unit)	26,700	1,581
Dunkin' Brands Group, Inc.	160,300	7,263
Las Vegas Sands Corp.	208,800	10,576
Whitbread PLC	88,424	4,516
Wingstop, Inc. (a)	125,500	3,263
Yum! Brands, Inc.	163,244	14,597
		41,796
Leisure Products - 0.2%
NJOY, Inc. (b)(c)	671,364	27
Polaris Industries, Inc.	95,800	9,460
		9,487
Media - 4.3%
Comcast Corp. Class A (d)	1,641,400	110,384
Scripps Networks Interactive, Inc. Class A	511,789	33,809
Sinclair Broadcast Group, Inc. Class A	318,761	8,868
Time Warner, Inc.	1,038,417	79,595
Viacom, Inc. Class B (non-vtg.)	773,400	35,166
		267,822
Multiline Retail - 1.4%
Target Corp.	1,176,675	88,639
Specialty Retail - 1.3%
Foot Locker, Inc.	122,000	7,274
L Brands, Inc.	128,700	9,511
Lowe's Companies, Inc. (d)	801,979	65,987
		82,772
Textiles, Apparel & Luxury Goods - 0.1%
Ralph Lauren Corp.	84,800	8,318

TOTAL CONSUMER DISCRETIONARY		532,458

CONSUMER STAPLES - 6.0%
Beverages - 2.1%
Britvic PLC	169,500	1,402
Diageo PLC	913,839	26,188
PepsiCo, Inc.	177,414	19,324
The Coca-Cola Co.	1,888,303	82,387
		129,301
Food & Staples Retailing - 1.0%
CVS Health Corp.	518,104	48,039
Walgreens Boots Alliance, Inc.	213,684	16,934
		64,973
Food Products - 0.2%
Mead Johnson Nutrition Co. Class A	160,900	14,352
Household Products - 1.8%
Procter & Gamble Co.	1,304,815	111,679
Personal Products - 0.1%
Edgewell Personal Care Co. (b)	99,800	8,444
Tobacco - 0.8%
British American Tobacco PLC sponsored ADR	61,323	7,830
Imperial Tobacco Group PLC	113,852	6,002
Philip Morris International, Inc.	324,971	32,582
		46,414

TOTAL CONSUMER STAPLES		375,163

ENERGY - 11.9%
Energy Equipment & Services - 1.2%
Baker Hughes, Inc.	316,700	15,148
Helmerich & Payne, Inc. (a)	121,900	7,554
National Oilwell Varco, Inc.	584,500	18,909
Oceaneering International, Inc.	654,000	18,234
Schlumberger Ltd.	201,532	16,227
		76,072
Oil, Gas & Consumable Fuels - 10.7%
Amyris, Inc. (a)(b)	233,157	82
Anadarko Petroleum Corp.	126,700	6,909
Apache Corp.	778,668	40,880
Cabot Oil & Gas Corp.	216,900	5,351
Cenovus Energy, Inc.	2,608,300	37,337
Chevron Corp.	1,415,796	145,091
ConocoPhillips Co.	1,612,400	65,818
EQT Midstream Partners LP	50,502	4,031
Golar LNG Ltd. (a)	559,200	9,484
Imperial Oil Ltd.	1,431,500	44,042
Kinder Morgan, Inc.	2,858,200	58,107
Legacy Reserves LP	1,050,368	1,817
MPLX LP	142,847	4,635
PrairieSky Royalty Ltd. (a)	690,973	13,447
Suncor Energy, Inc.	3,342,150	89,950
Teekay LNG Partners LP	477,300	4,868
The Williams Companies, Inc.	3,121,972	74,834
Williams Partners LP	1,820,985	67,996
		674,679

TOTAL ENERGY		750,751

FINANCIALS - 21.2%
Banks - 13.8%
Bank of America Corp.	11,908,856	172,559
Citigroup, Inc.	3,302,130	144,666
Citizens Financial Group, Inc.	61,700	1,378
Comerica, Inc.	699,400	31,641
Cullen/Frost Bankers, Inc.	73,600	4,997
Fifth Third Bancorp	424,400	8,055
JPMorgan Chase & Co. (d)	3,427,392	219,248
Lloyds Banking Group PLC	1,623,900	1,142
M&T Bank Corp.	248,900	28,514
PNC Financial Services Group, Inc.	337,454	27,891
Regions Financial Corp.	4,361,000	39,990
Standard Chartered PLC (United Kingdom)	1,300,646	10,407
SunTrust Banks, Inc.	1,732,366	73,262
U.S. Bancorp	1,804,573	76,099
Wells Fargo & Co.	626,741	30,065
		869,914
Capital Markets - 5.4%
Apollo Global Management LLC Class A	618,000	10,599
Ashmore Group PLC	1,126,300	4,964
Charles Schwab Corp.	1,143,543	32,499
Franklin Resources, Inc.	87,400	3,163
Goldman Sachs Group, Inc.	21,600	3,430
Invesco Ltd.	444,643	12,975
KKR & Co. LP	2,308,743	33,338
Morgan Stanley	1,443,997	41,486
Northern Trust Corp.	917,864	62,038
Oaktree Capital Group LLC Class A	238,400	11,067
State Street Corp.	1,402,327	92,245
The Blackstone Group LP	1,269,300	34,068
		341,872
Diversified Financial Services - 0.4%
FactSet Research Systems, Inc.	18,400	3,164
McGraw Hill Financial, Inc.	180,100	22,008
		25,172
Insurance - 0.9%
Marsh & McLennan Companies, Inc.	368,407	24,223
MetLife, Inc.	392,340	16,769
Principal Financial Group, Inc.	249,400	11,630
		52,622
Real Estate Investment Trusts - 0.5%
American Tower Corp.	78,900	9,134
Crown Castle International Corp.	177,900	17,262
First Potomac Realty Trust	55,018	556
Sabra Health Care REIT, Inc.	183,900	4,397
		31,349
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	1,062,368	13,705

TOTAL FINANCIALS		1,334,634

HEALTH CARE - 13.3%
Biotechnology - 2.9%
AbbVie, Inc.	634,500	42,023
Amgen, Inc.	318,503	54,792
Biogen, Inc. (b)	147,800	42,852
Celgene Corp. (b)	15,800	1,773
Gilead Sciences, Inc.	175,400	13,939
Intercept Pharmaceuticals, Inc. (b)	39,826	6,891
Shire PLC sponsored ADR	113,000	21,936
		184,206
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	752,404	33,670
Ansell Ltd.	453,462	6,675
Becton, Dickinson & Co.	26,400	4,646
Medtronic PLC	848,830	74,383
Zimmer Biomet Holdings, Inc.	261,110	34,242
		153,616
Health Care Providers & Services - 1.5%
Anthem, Inc.	15,800	2,075
Cigna Corp.	134,600	17,358
McKesson Corp.	299,687	58,307
Patterson Companies, Inc.	308,670	15,236
		92,976
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	596,300	28,688
Pharmaceuticals - 6.0%
AstraZeneca PLC sponsored ADR (a)	399,700	13,646
Bristol-Myers Squibb Co.	205,100	15,344
GlaxoSmithKline PLC sponsored ADR	2,496,422	112,514
Innoviva, Inc.(a)	278,400	3,583
Johnson & Johnson (d)	1,018,969	127,605
Novartis AG sponsored ADR	27,544	2,293
Sanofi SA	250,497	21,336
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,478,520	79,101
		375,422

TOTAL HEALTH CARE		834,908

INDUSTRIALS - 12.3%
Aerospace & Defense - 2.4%
General Dynamics Corp.	83,100	12,207
Meggitt PLC	245,568	1,424
Rolls-Royce Group PLC	1,111,000	11,625
The Boeing Co.	516,589	69,047
United Technologies Corp.	507,682	54,652
		148,955
Air Freight & Logistics - 1.9%
C.H. Robinson Worldwide, Inc.	216,200	15,052
PostNL NV (b)	4,627,900	17,778
United Parcel Service, Inc. Class B (d)	810,204	87,583
		120,413
Airlines - 0.2%
Copa Holdings SA Class A	227,154	15,219
Building Products - 0.0%
Lennox International, Inc.	19,900	3,120
Commercial Services & Supplies - 0.1%
KAR Auction Services, Inc.	178,900	7,652
Electrical Equipment - 1.0%
AMETEK, Inc.	149,800	7,045
Eaton Corp. PLC	94,700	6,005
Emerson Electric Co.	559,700	31,287
Hubbell, Inc. Class B	197,039	21,247
		65,584
Industrial Conglomerates - 3.0%
General Electric Co. (d)	5,979,680	186,207
Machinery - 0.8%
Caterpillar, Inc.	20,600	1,705
CLARCOR, Inc.	24,600	1,532
Deere & Co.	216,900	16,855
Donaldson Co., Inc.	273,700	9,889
IMI PLC	78,200	1,109
Pentair PLC	32,700	2,087
Wabtec Corp.	119,000	8,152
Xylem, Inc.	129,400	6,187
		47,516
Professional Services - 0.1%
Nielsen Holdings PLC	97,300	5,241
Road & Rail - 2.3%
CSX Corp.	1,705,120	48,306
J.B. Hunt Transport Services, Inc.	527,340	43,838
Kansas City Southern	191,200	18,376
Norfolk Southern Corp.	183,999	16,519
Union Pacific Corp.	158,000	14,702
		141,741
Trading Companies & Distributors - 0.5%
MSC Industrial Direct Co., Inc. Class A (a)	66,200	4,755
W.W. Grainger, Inc. (a)	17,000	3,720
Watsco, Inc.	165,692	23,866
		32,341

TOTAL INDUSTRIALS		773,989

INFORMATION TECHNOLOGY - 20.6%
Communications Equipment - 1.7%
Cisco Systems, Inc.	3,486,852	106,454
Internet Software & Services - 3.1%
Alphabet, Inc.:
Class A	134,107	106,124
Class C (b)	115,346	88,677
		194,801
IT Services - 5.2%
First Data Corp. Class A (b)	1,927,110	23,896
IBM Corp.	400,604	64,345
MasterCard, Inc. Class A	653,500	62,239
Paychex, Inc. (d)	1,151,652	68,270
Sabre Corp.	165,400	4,821
Unisys Corp. (a)(b)	973,600	9,648
Visa, Inc. Class A	1,164,784	90,911
		324,130
Semiconductors & Semiconductor Equipment - 2.7%
Maxim Integrated Products, Inc.	538,400	21,956
Qualcomm, Inc.	2,139,946	133,918
Xilinx, Inc.	256,700	13,112
		168,986
Software - 3.7%
Microsoft Corp. (d)	3,626,199	205,533
Oracle Corp.	472,153	19,377
SS&C Technologies Holdings, Inc.	307,000	9,892
		234,802
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	1,626,594	169,507
EMC Corp.	2,376,900	67,219
Western Digital Corp.	623,600	29,627
		266,353

TOTAL INFORMATION TECHNOLOGY		1,295,526

MATERIALS - 2.9%
Chemicals - 2.4%
CF Industries Holdings, Inc.	392,400	9,684
E.I. du Pont de Nemours & Co.	342,346	23,680
Johnson Matthey PLC	16,600	720
LyondellBasell Industries NV Class A	193,000	14,525
Monsanto Co.	719,915	76,865
Potash Corp. of Saskatchewan, Inc.	1,556,400	24,258
W.R. Grace & Co.	40,900	3,062
		152,794
Containers & Packaging - 0.5%
Ball Corp.	65,300	4,615
Graphic Packaging Holding Co.	45,800	625
International Paper Co.	26,600	1,219
Packaging Corp. of America	67,200	5,019
WestRock Co.	471,800	20,245
		31,723

TOTAL MATERIALS		184,517

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
Verizon Communications, Inc.	1,007,674	55,835
UTILITIES - 0.8%
Electric Utilities - 0.8%
Exelon Corp.	1,433,900	53,456
PPL Corp.	7,900	298
		53,754
Multi-Utilities - 0.0%
Sempra Energy	400	45

TOTAL UTILITIES		53,799

TOTAL COMMON STOCKS
(Cost $5,578,182)		6,191,580

Preferred Stocks - 1.1%
Convertible Preferred Stocks - 1.1%
HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.9%
Alere, Inc. 3.00%	174,173	54,647
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Stericycle, Inc. 2.25%	133,700	9,973
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Dynegy, Inc. 7.00% (b)	32,800	3,200

TOTAL CONVERTIBLE PREFERRED STOCKS		67,820

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC	72,121,800	95
Rolls-Royce Group PLC (C Shares)	32,482,080	43
		138
TOTAL PREFERRED STOCKS
(Cost $59,373)		67,958
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Tesla Motors, Inc. 1.25% 3/1/21	5,570	4,891
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc.:
5% 10/15/18 pay-in-kind (c)(e)	3,173	2,799
9.5% 4/15/19 pay-in-kind (e)(f)	5,075	2,204
Peabody Energy Corp. 4.75% 12/15/41 (g)	7,660	48
		5,051
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
Twitter, Inc. 0.25% 9/15/19	9,490	8,760
TOTAL CONVERTIBLE BONDS
(Cost $27,748)		18,702
	Shares	Value (000s)

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 0.42% (h)	21,729,129	21,729
Fidelity Securities Lending Cash Central Fund, 0.45% (h)(i)	29,496,798	29,497
TOTAL MONEY MARKET FUNDS
(Cost $51,226)		51,226
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $5,716,529)		6,329,466
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(36,396)
NET ASSETS - 100%		$6,293,070

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium (000s)	Value (000s)
Call Options
Comcast Corp. Class A	10/21/16 - $67.50	2,500	$230	$(476)
General Electric Co.	10/21/16 - $34.00	6,282	157	(63)
Johnson & Johnson	10/21/16 - $125.00	1,053	217	(284)
JPMorgan Chase & Co.	10/21/16 - $67.50	5,134	474	(424)
Lowe's Companies, Inc.	10/21/16 - $87.50	1,185	85	(87)
Microsoft Corp.	11/18/16 - $60.00	3,626	327	(330)
Paychex, Inc.	9/16/16 - $57.50	3,893	288	(944)
Paychex, Inc.	9/16/16 - $62.50	2,417	70	(48)
United Parcel Service, Inc. Class B	10/21/16 - $105.00	1,294	551	(563)
TOTAL WRITTEN OPTIONS			$2,399	$(3,219)

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,826,000 or 0.0% of net assets.

 (d) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $164,100,000.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,204,000 or 0.0% of net assets.

 (g) Non-income producing - Security is in default.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 5% 10/15/18	10/16/13	$2,800
NJOY, Inc.	2/14/14	$1,164

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$21
Fidelity Securities Lending Cash Central Fund	681
Total	$702

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$532,458	$532,431	$--	$27
Consumer Staples	375,163	348,975	26,188	--
Energy	750,751	750,751	--	--
Financials	1,334,634	1,333,492	1,142	--
Health Care	889,555	813,572	75,983	--
Industrials	784,100	772,475	11,625	--
Information Technology	1,295,526	1,295,526	--	--
Materials	184,517	184,517	--	--
Telecommunication Services	55,835	55,835	--	--
Utilities	56,999	56,999	--	--
Corporate Bonds	18,702	--	18,702	--
Money Market Funds	51,226	51,226	--	--
Total Investments in Securities:	$6,329,466	$6,195,799	$133,640	$27
Derivative Instruments:
Liabilities
Written Options	$(3,219)	$(3,219)	$--	$--
Total Liabilities	$(3,219)	$(3,219)	$--	$--
Total Derivative Instruments:	$(3,219)	$(3,219)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$63,359
Level 2 to Level 1	$0

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000s)
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(3,219)
Total Equity Risk	0	(3,219)
Total Value of Derivatives	$0	$(3,219)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.3%
United Kingdom	3.5%
Canada	3.3%
Ireland	1.4%
Israel	1.3%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $28,993) — See accompanying schedule: Unaffiliated issuers (cost $5,665,303)	$6,278,240
Fidelity Central Funds (cost $51,226)	51,226
Total Investments (cost $5,716,529)		$6,329,466
Receivable for investments sold		20,760
Receivable for fund shares sold		778
Dividends receivable		8,758
Interest receivable		227
Distributions receivable from Fidelity Central Funds		47
Other receivables		714
Total assets		6,360,750
Liabilities
Payable for investments purchased	$26,792
Payable for fund shares redeemed	4,220
Accrued management fee	2,316
Written options, at value (premium received $2,399)	3,219
Other affiliated payables	893
Other payables and accrued expenses	743
Collateral on securities loaned, at value	29,497
Total liabilities		67,680
Net Assets		$6,293,070
Net Assets consist of:
Paid in capital		$7,948,801
Distributions in excess of net investment income		(6,075)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,261,738)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		612,082
Net Assets		$6,293,070
Growth and Income:
Net Asset Value, offering price and redemption price per share ($5,528,555 ÷ 181,356 shares)		$30.48
Class K:
Net Asset Value, offering price and redemption price per share ($764,515 ÷ 25,100 shares)		$30.46

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2016
Investment Income
Dividends		$167,951
Interest		1,177
Income from Fidelity Central Funds		702
Total income		169,830
Expenses
Management fee	$28,329
Transfer agent fees	9,791
Accounting and security lending fees	1,147
Custodian fees and expenses	152
Independent trustees' fees and expenses	29
Registration fees	58
Audit	95
Legal	30
Interest	10
Miscellaneous	53
Total expenses before reductions	39,694
Expense reductions	(204)	39,490
Net investment income (loss)		130,340
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	403,857
Foreign currency transactions	(102)
Written options	5,815
Total net realized gain (loss)		409,570
Change in net unrealized appreciation (depreciation) on: Investment securities	(566,115)
Assets and liabilities in foreign currencies	(5)
Written options	(820)
Total change in net unrealized appreciation (depreciation)		(566,940)
Net gain (loss)		(157,370)
Net increase (decrease) in net assets resulting from operations		$(27,030)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$130,340	$140,160
Net realized gain (loss)	409,570	743,260
Change in net unrealized appreciation (depreciation)	(566,940)	(281,519)
Net increase (decrease) in net assets resulting from operations	(27,030)	601,901
Distributions to shareholders from net investment income	(127,549)	(135,475)
Distributions to shareholders from net realized gain	(2,644)	–
Total distributions	(130,193)	(135,475)
Share transactions - net increase (decrease)	(973,902)	(551,906)
Total increase (decrease) in net assets	(1,131,125)	(85,480)
Net Assets
Beginning of period	7,424,195	7,509,675
End of period	$6,293,070	$7,424,195
Other Information
Distributions in excess of net investment income end of period	$(6,075)	$(722)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth & Income Portfolio

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$30.85	$29.02	$25.66	$20.13	$18.58
Income from Investment Operations
Net investment income (loss)A	.59	.55	.51	.46	.36
Net realized and unrealized gain (loss)	(.37)	1.82B	3.35	5.54	1.55
Total from investment operations	.22	2.37	3.86	6.00	1.91
Distributions from net investment income	(.58)	(.54)	(.50)	(.44)	(.35)
Distributions from net realized gain	(.01)	–	(.01)	(.03)	(.01)
Total distributions	(.59)	(.54)	(.50)C	(.47)	(.36)
Net asset value, end of period	$30.48	$30.85	$29.02	$25.66	$20.13
Total ReturnD	.88%	8.23%B	15.16%	30.15%	10.45%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.64%	.65%	.68%	.71%
Expenses net of fee waivers, if any	.64%	.63%	.65%	.68%	.71%
Expenses net of all reductions	.64%	.63%	.65%	.67%	.71%
Net investment income (loss)	2.05%	1.83%	1.86%	2.04%	1.95%
Supplemental Data
Net assets, end of period (in millions)	$5,529	$6,563	$6,550	$6,060	$4,863
Portfolio turnover rateG	29%	35%	41%H	49%	62%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.03%.

 C Total distributions of $.50 per share is comprised of distributions from net investment income of $.495 and distributions from net realized gain of $.006 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth & Income Portfolio Class K

	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$30.82	$29.00	$25.64	$20.12	$18.57
Income from Investment Operations
Net investment income (loss)A	.62	.59	.54	.50	.40
Net realized and unrealized gain (loss)	(.35)	1.81B	3.36	5.52	1.54
Total from investment operations	.27	2.40	3.90	6.02	1.94
Distributions from net investment income	(.62)	(.58)	(.53)	(.47)	(.38)
Distributions from net realized gain	(.01)	–	(.01)	(.03)	(.01)
Total distributions	(.63)	(.58)	(.54)	(.50)	(.39)
Net asset value, end of period	$30.46	$30.82	$29.00	$25.64	$20.12
Total ReturnC	1.04%	8.34%B	15.32%	30.28%	10.66%
Ratios to Average Net AssetsD,E
Expenses before reductions	.52%	.52%	.52%	.53%	.54%
Expenses net of fee waivers, if any	.52%	.52%	.52%	.53%	.54%
Expenses net of all reductions	.52%	.52%	.52%	.52%	.54%
Net investment income (loss)	2.17%	1.95%	1.99%	2.19%	2.13%
Supplemental Data
Net assets, end of period (in millions)	$765	$862	$960	$1,016	$752
Portfolio turnover rateF	29%	35%	41%G	49%	62%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.14%

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income, and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, partnerships, deferred trustees compensation, certain conversion ratio adjustments, capital loss carryforward and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,050,243
Gross unrealized depreciation	(431,497)
Net unrealized appreciation (depreciation) on securities	$618,746
Tax Cost	$5,710,720

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,714
Capital loss carryforward	$(2,267,080)
Net unrealized appreciation (depreciation) on securities and other investments	$617,876

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$(2,267,080)

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$ 130,193	$ 135,475

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

During the period, the Fund recognized net realized gain (loss) of $5,815 and a change in net unrealized appreciation (depreciation) of $(820) related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	-	$ -
Options Opened	153	10,381
Options Exercised	(20)	(1,392)
Options Closed	(64)	(3,063)
Options Expired	(42)	(3,527)
Outstanding at end of period	27	$2,399

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,858,687 and $2,835,428, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth and Income	$9,428.17
Class K	363.05
	$ 9,791

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $49 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,799.46%		$8

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $71.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $827. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $681, including an amount of less than five hundred dollars from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $4,931. The weighted average interest rate was .69%. The interest expense amounted to $2 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $158 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $46.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Growth and Income	$110,877	$117,218
Class K	16,672	18,257
Total	$127,549	$135,475
From net realized gain
Growth and Income	$2,314	$–
Class K	330	–
Total	$2,644	$–

12. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Growth and Income
Shares sold	4,968	12,118	$141,986	$365,420
Reinvestment of distributions	3,798	3,750	107,836	111,890
Shares redeemed	(40,154)	(28,824)	(1,140,777)	(872,624)
Net increase (decrease)	(31,388)	(12,956)	$(890,955)	$(395,314)
Class K
Shares sold	3,725	4,866	$105,617	$146,512
Reinvestment of distributions	599	612	17,002	18,257
Shares redeemed	(7,177)	(10,609)	(205,566)	(321,361)
Net increase (decrease)	(2,853)	(5,131)	$(82,947)	$(156,592)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Growth & Income Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Growth and Income	.64%
Actual		$1,000.00	$1,138.70	$3.40
Hypothetical-C		$1,000.00	$1,021.68	$3.22
Class K	.52%
Actual		$1,000.00	$1,139.50	$2.77
Hypothetical-C		$1,000.00	$1,022.28	$2.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Growth and Income designates 97%, 95%, 100%, and 100%, and Class K designates 91%, 90%, 100%, and 100%; of the dividends distributed in October 2015, December 2015, April 2016 and July 2016, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth and Income and Class K designate 100% of each dividend distributed in October 2015, December 2015, April 2016 and July 2016, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Growth & Income Portfolio

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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GAI-ANN-0916
1.536189.119

Fidelity® Small Cap Value Fund Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Value Fund	4.23%	12.61%	9.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Value Fund, a class of the fund, on July 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Period Ending Values
$24,335	Fidelity® Small Cap Value Fund
$17,661	Russell 2000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Derek Janssen:  For the year, most of the fund’s share classes (excluding sales charges, if applicable) trailed the 5.59% return of the benchmark Russell 2000® Value Index by between 1 and 2 percentage points. Stocks with bond-like characteristics, such as real estate investment trusts (REITs) and utilities, performed exceptionally well, even as many low-quality companies tied to volatile commodity markets gained ground. This created a headwind for the fund, which favors higher-quality, attractively valued firms with good long-term business models. Versus the index, stock picks in materials and industrials hurt results most. In the latter group, workplace products distributor Essendant detracted. Elsewhere, lease-to-own home furnishings provider Aaron’s was the fund's biggest relative detractor. The stock returned -35% amid weak earnings results. Waddell & Reed Financial, a struggling asset manager also hurt results. We eliminated it from the fund in March. Conversely, picks in technology and, to a lesser extent, energy, added value. Tech resellers Ingram Micro – which was not in the index and was sold from the fund early in 2016 – and Tech Data contributed. Elsewhere, Store Capital–benefited from strong business execution and the broad-based strength of REITs.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2016, Derek Janssen became sole Portfolio Manager of the fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Store Capital Corp.	3.4	3.5
Moog, Inc. Class A	3.0	1.9
Allied World Assurance Co. Holdings AG	2.8	2.4
Potlatch Corp.	2.7	0.2
Genesee & Wyoming, Inc. Class A	2.6	2.4
First American Financial Corp.	2.6	1.8
World Fuel Services Corp.	2.5	2.5
Universal Corp.	2.4	2.7
HSN, Inc.	2.4	0.0
ProAssurance Corp.	2.4	2.8
	26.8

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	40.3	40.4
Industrials	14.2	13.0
Consumer Discretionary	12.3	12.0
Information Technology	10.4	11.3
Health Care	5.6	6.6

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 12.5%

As of January 31, 2016*
Stocks	99.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 14.2%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 12.3%
Auto Components - 1.3%
Standard Motor Products, Inc.	1,000,000	$41,940,000
Household Durables - 2.1%
Meritage Homes Corp. (a)	1,870,962	68,084,307
Internet & Catalog Retail - 2.4%
HSN, Inc.	1,500,000	76,740,000
Multiline Retail - 1.9%
Dillard's, Inc. Class A	900,000	60,912,000
Specialty Retail - 4.6%
Aarons, Inc. Class A	2,045,100	48,980,145
Genesco, Inc. (a)	595,028	41,306,844
Hibbett Sports, Inc. (a)(b)(c)	1,625,600	56,765,952
		147,052,941

TOTAL CONSUMER DISCRETIONARY		394,729,248

CONSUMER STAPLES - 3.6%
Food & Staples Retailing - 1.2%
United Natural Foods, Inc. (a)	737,913	36,880,892
Tobacco - 2.4%
Universal Corp. (c)	1,300,000	77,103,000

TOTAL CONSUMER STAPLES		113,983,892

ENERGY - 4.9%
Energy Equipment & Services - 2.2%
Hornbeck Offshore Services, Inc. (a)(b)	1,600,000	12,768,000
ShawCor Ltd. Class A	2,500,000	57,021,407
		69,789,407
Oil, Gas & Consumable Fuels - 2.7%
Northern Oil & Gas, Inc. (a)(b)	1,958,249	7,754,666
World Fuel Services Corp.	1,700,000	80,920,000
		88,674,666

TOTAL ENERGY		158,464,073

FINANCIALS - 40.3%
Banks - 14.7%
Associated Banc-Corp.	2,836,935	52,766,991
BOK Financial Corp. (b)	1,000,000	65,230,000
Cullen/Frost Bankers, Inc. (b)	1,000,000	67,890,000
CVB Financial Corp.	4,500,010	74,025,165
First Citizen Bancshares, Inc.	140,370	36,465,319
First Citizen Bancshares, Inc. Class A (a)	180,954	47,008,230
First Niagara Financial Group, Inc.	6,000,000	61,080,000
UMB Financial Corp.	1,200,000	66,492,000
		470,957,705
Capital Markets - 3.3%
Federated Investors, Inc. Class B (non-vtg.)	2,000,000	63,140,000
OM Asset Management Ltd.	3,176,901	44,476,614
		107,616,614
Insurance - 10.9%
Allied World Assurance Co. Holdings AG	2,200,000	90,178,000
Aspen Insurance Holdings Ltd.	971,046	44,629,274
Endurance Specialty Holdings Ltd.	800,000	54,104,000
First American Financial Corp.	2,000,000	83,620,000
ProAssurance Corp.	1,468,200	75,847,212
		348,378,486
Real Estate Investment Trusts - 8.0%
Potlatch Corp. (c)	2,300,000	87,975,000
Sabra Health Care REIT, Inc.	2,500,000	59,775,000
Store Capital Corp.	3,500,000	109,164,999
		256,914,999
Real Estate Management & Development - 1.6%
Kennedy Wilson Europe Real Estate PLC	4,000,000	52,673,310
Thrifts & Mortgage Finance - 1.8%
Washington Federal, Inc.	2,274,500	56,862,500

TOTAL FINANCIALS		1,293,403,614

HEALTH CARE - 5.6%
Health Care Providers & Services - 3.9%
Civitas Solutions, Inc. (a)(c)	2,422,110	51,905,817
Team Health Holdings, Inc. (a)	1,800,000	73,512,000
		125,417,817
Health Care Technology - 0.6%
Cegedim SA (a)	670,247	19,587,647
Pharmaceuticals - 1.1%
Innoviva, Inc. (b)	2,726,753	35,093,311

TOTAL HEALTH CARE		180,098,775

INDUSTRIALS - 14.2%
Aerospace & Defense - 3.0%
Moog, Inc. Class A (a)	1,750,000	96,372,500
Commercial Services & Supplies - 0.8%
Essendant, Inc.	1,235,098	24,751,364
Electrical Equipment - 2.9%
AZZ, Inc.	500,000	31,040,000
Regal Beloit Corp.	1,000,000	61,010,000
		92,050,000
Machinery - 3.2%
Hillenbrand, Inc.	1,000,000	32,350,000
Mueller Industries, Inc.	2,100,000	71,484,000
		103,834,000
Road & Rail - 2.6%
Genesee & Wyoming, Inc. Class A (a)	1,300,000	84,175,000
Trading Companies & Distributors - 1.7%
WESCO International, Inc. (a)(b)	960,033	53,512,239

TOTAL INDUSTRIALS		454,695,103

INFORMATION TECHNOLOGY - 10.4%
Electronic Equipment & Components - 3.8%
Jabil Circuit, Inc.	266,445	5,422,156
SYNNEX Corp.	527,200	52,999,416
Tech Data Corp. (a)	800,000	62,344,000
		120,765,572
Internet Software & Services - 2.9%
Cimpress NV (a)(b)	400,000	37,920,000
j2 Global, Inc.	850,000	56,814,000
		94,734,000
IT Services - 3.0%
CACI International, Inc. Class A (a)	250,000	23,832,500
Science Applications International Corp.	1,200,000	72,912,000
		96,744,500
Technology Hardware, Storage & Peripherals - 0.7%
Super Micro Computer, Inc. (a)	1,000,000	21,550,000

TOTAL INFORMATION TECHNOLOGY		333,794,072

MATERIALS - 4.0%
Containers & Packaging - 2.1%
Silgan Holdings, Inc.	1,370,000	67,924,600
Metals & Mining - 1.9%
Compass Minerals International, Inc. (b)	850,000	59,151,500

TOTAL MATERIALS		127,076,100

UTILITIES - 4.2%
Electric Utilities - 4.2%
El Paso Electric Co.	1,500,000	71,520,000
IDACORP, Inc.	800,000	64,680,000
		136,200,000
TOTAL COMMON STOCKS
(Cost $2,790,578,698)		3,192,444,877

Money Market Funds - 5.4%
Fidelity Cash Central Fund, 0.42% (d)	18,841,170	18,841,170
Fidelity Securities Lending Cash Central Fund, 0.45% (d)(e)	156,054,539	156,054,539
TOTAL MONEY MARKET FUNDS
(Cost $174,895,709)		174,895,709
TOTAL INVESTMENT PORTFOLIO - 104.9%
(Cost $2,965,474,407)		3,367,340,586
NET OTHER ASSETS (LIABILITIES) - (4.9)%		(158,766,428)
NET ASSETS - 100%		$3,208,574,158

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$81,527
Fidelity Securities Lending Cash Central Fund	2,179,165
Total	$2,260,692

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Civitas Solutions, Inc.	$66,136,343	$--	$14,297,008	$--	$51,905,817
Hibbett Sports, Inc.	11,341,950	55,985,079	2,178,105	--	56,765,952
Potlatch Corp.	--	62,383,666	--	--	87,975,000
Rouse Properties, Inc.	76,560,000	--	78,563,904	438,063	--
Standard Motor Products, Inc.	43,273,318	--	6,525,703	724,502	--
Universal Corp.	68,930,035	4,859,141	457,179	2,756,018	77,103,000
Total	$266,241,646	$123,227,886	$102,021,899	$3,918,583	$273,749,769

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.5%
Bermuda	3.1%
Switzerland	2.8%
Canada	1.8%
Bailiwick of Jersey	1.6%
United Kingdom	1.4%
Netherlands	1.2%
Others (Individually Less Than 1%)	0.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $152,846,977) — See accompanying schedule: Unaffiliated issuers (cost $2,560,598,307)	$2,918,695,108
Fidelity Central Funds (cost $174,895,709)	174,895,709
Other affiliated issuers (cost $229,980,391)	273,749,769
Total Investments (cost $2,965,474,407)		$3,367,340,586
Receivable for investments sold		1,332,481
Receivable for fund shares sold		2,151,830
Dividends receivable		1,332,543
Distributions receivable from Fidelity Central Funds		89,294
Other receivables		72,618
Total assets		3,372,319,352
Liabilities
Payable for investments purchased	$2,068,800
Payable for fund shares redeemed	2,654,627
Accrued management fee	2,149,904
Distribution and service plan fees payable	126,751
Other affiliated payables	634,078
Other payables and accrued expenses	56,495
Collateral on securities loaned, at value	156,054,539
Total liabilities		163,745,194
Net Assets		$3,208,574,158
Net Assets consist of:
Paid in capital		$2,613,772,354
Undistributed net investment income		6,559,742
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		186,375,919
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		401,866,143
Net Assets		$3,208,574,158
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($218,363,690÷ 12,188,359 shares)		$17.92
Maximum offering price per share (100/94.25 of $17.92)		$19.01
Class T:
Net Asset Value and redemption price per share ($82,337,095 ÷ 4,694,264 shares)		$17.54
Maximum offering price per share (100/96.50 of $17.54)		$18.18
Class C:
Net Asset Value and offering price per share ($57,231,399 ÷ 3,463,446 shares)(a)		$16.52
Small Cap Value:
Net Asset Value, offering price and redemption price per share ($2,460,713,972 ÷ 135,021,784 shares)		$18.22
Class I:
Net Asset Value, offering price and redemption price per share ($389,928,002 ÷ 21,387,334 shares)		$18.23

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends (including $3,918,583 earned from other affiliated issuers)		$50,583,645
Income from Fidelity Central Funds		2,260,692
Total income		52,844,337
Expenses
Management fee
Basic fee	$20,088,076
Performance adjustment	6,058,594
Transfer agent fees	6,373,107
Distribution and service plan fees	1,565,263
Accounting and security lending fees	873,933
Custodian fees and expenses	37,866
Independent trustees' fees and expenses	12,545
Registration fees	119,338
Audit	66,034
Legal	7,615
Miscellaneous	20,661
Total expenses before reductions	35,223,032
Expense reductions	(165,667)	35,057,365
Net investment income (loss)		17,786,972
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	234,199,519
Other affiliated issuers	11,952,229
Foreign currency transactions	(14,975)
Total net realized gain (loss)		246,136,773
Change in net unrealized appreciation (depreciation) on: Investment securities	(119,544,677)
Assets and liabilities in foreign currencies	(37)
Total change in net unrealized appreciation (depreciation)		(119,544,714)
Net gain (loss)		126,592,059
Net increase (decrease) in net assets resulting from operations		$144,379,031

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,786,972	$20,225,902
Net realized gain (loss)	246,136,773	285,516,597
Change in net unrealized appreciation (depreciation)	(119,544,714)	14,012,997
Net increase (decrease) in net assets resulting from operations	144,379,031	319,755,496
Distributions to shareholders from net investment income	(21,953,514)	(9,146,893)
Distributions to shareholders from net realized gain	(264,173,272)	(322,480,172)
Total distributions	(286,126,786)	(331,627,065)
Share transactions - net increase (decrease)	541,183,028	(16,898,248)
Redemption fees	204,719	149,785
Total increase (decrease) in net assets	399,639,992	(28,620,032)
Net Assets
Beginning of period	2,808,934,166	2,837,554,198
End of period	$3,208,574,158	$2,808,934,166
Other Information
Undistributed net investment income end of period	$6,559,742	$15,098,491

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund Class A

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$19.14	$19.29	$19.96	$14.86	$15.48
Income from Investment Operations
Net investment income (loss)A	.07	.10B	.03	.07	.01
Net realized and unrealized gain (loss)	.56	2.01	1.24	5.57	.30
Total from investment operations	.63	2.11	1.27	5.64	.31
Distributions from net investment income	(.11)	(.02)	(.01)	(.07)	(.01)
Distributions from net realized gain	(1.75)	(2.25)	(1.93)	(.47)	(.93)
Total distributions	(1.85)C	(2.26)D	(1.94)	(.54)	(.93)E
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$17.92	$19.14	$19.29	$19.96	$14.86
Total ReturnG,H	4.07%	11.86%	6.83%	39.09%	3.24%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.41%	1.42%	1.36%	1.36%	1.44%
Expenses net of fee waivers, if any	1.41%	1.39%	1.35%	1.36%	1.44%
Expenses net of all reductions	1.41%	1.39%	1.34%	1.36%	1.44%
Net investment income (loss)	.43%	.52%B	.13%	.41%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$218,364	$235,844	$258,183	$275,265	$150,285
Portfolio turnover rateK	33%	34%	26%L	29%	27%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

 C Total distributions of $1.85 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $1.747 per share.

 D Total distributions of $2.26 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $2.248 per share.

 E Total distributions of $.93 per share is comprised of distributions from net investment income of $.006 and distributions from net realized gain of $.925 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund Class T

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.78	$18.98	$19.70	$14.70	$15.34
Income from Investment Operations
Net investment income (loss)A	.03	.05B	(.02)	.03	(.02)
Net realized and unrealized gain (loss)	.54	1.98	1.23	5.50	.31
Total from investment operations	.57	2.03	1.21	5.53	.29
Distributions from net investment income	(.06)	–	–	(.06)	–
Distributions from net realized gain	(1.75)	(2.23)	(1.93)	(.47)	(.93)
Total distributions	(1.81)	(2.23)	(1.93)	(.53)	(.93)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$17.54	$18.78	$18.98	$19.70	$14.70
Total ReturnD,E	3.76%	11.58%	6.58%	38.70%	3.08%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.66%	1.67%	1.61%	1.60%	1.67%
Expenses net of fee waivers, if any	1.66%	1.64%	1.59%	1.60%	1.67%
Expenses net of all reductions	1.65%	1.63%	1.59%	1.59%	1.67%
Net investment income (loss)	.19%	.27%B	(.11)%	.18%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$82,337	$91,716	$100,975	$107,444	$57,514
Portfolio turnover rateH	33%	34%	26%I	29%	27%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund Class C

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$17.82	$18.19	$19.06	$14.28	$15.01
Income from Investment Operations
Net investment income (loss)A	(.05)	(.04)B	(.12)	(.06)	(.09)
Net realized and unrealized gain (loss)	.50	1.90	1.18	5.34	.29
Total from investment operations	.45	1.86	1.06	5.28	.20
Distributions from net investment income	–	–	–	(.03)	–
Distributions from net realized gain	(1.75)	(2.23)	(1.93)	(.47)	(.93)
Total distributions	(1.75)	(2.23)	(1.93)	(.50)	(.93)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$16.52	$17.82	$18.19	$19.06	$14.28
Total ReturnD,E	3.20%	11.05%	5.97%	38.00%	2.52%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.18%	2.19%	2.12%	2.13%	2.19%
Expenses net of fee waivers, if any	2.17%	2.16%	2.11%	2.13%	2.19%
Expenses net of all reductions	2.17%	2.15%	2.10%	2.12%	2.19%
Net investment income (loss)	(.33)%	(.25)%B	(.63)%	(.35)%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$57,231	$64,928	$70,541	$76,018	$47,265
Portfolio turnover rateH	33%	34%	26%I	29%	27%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$19.45	$19.57	$20.22	$15.05	$15.62
Income from Investment Operations
Net investment income (loss)A	.12	.15B	.08	.12	.06
Net realized and unrealized gain (loss)	.55	2.05	1.26	5.63	.32
Total from investment operations	.67	2.20	1.34	5.75	.38
Distributions from net investment income	(.15)	(.07)	(.06)	(.11)	(.02)
Distributions from net realized gain	(1.75)	(2.25)	(1.93)	(.47)	(.93)
Total distributions	(1.90)	(2.32)	(1.99)	(.58)	(.95)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$18.22	$19.45	$19.57	$20.22	$15.05
Total ReturnD	4.23%	12.18%	7.12%	39.45%	3.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.18%	1.15%	1.08%	1.07%	1.13%
Expenses net of fee waivers, if any	1.18%	1.12%	1.06%	1.07%	1.13%
Expenses net of all reductions	1.17%	1.12%	1.06%	1.06%	1.13%
Net investment income (loss)	.67%	.78%B	.41%	.71%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$2,460,714	$2,036,157	$2,060,546	$2,672,854	$1,756,962
Portfolio turnover rateG	33%	34%	26%H	29%	27%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Small Cap Value Fund Class I

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$19.45	$19.57	$20.23	$15.05	$15.63
Income from Investment Operations
Net investment income (loss)A	.12	.15B	.08	.12	.06
Net realized and unrealized gain (loss)	.56	2.05	1.25	5.65	.31
Total from investment operations	.68	2.20	1.33	5.77	.37
Distributions from net investment income	(.16)	(.07)	(.06)	(.12)	(.02)
Distributions from net realized gain	(1.75)	(2.25)	(1.93)	(.47)	(.93)
Total distributions	(1.90)C	(2.32)	(1.99)	(.59)	(.95)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$18.23	$19.45	$19.57	$20.23	$15.05
Total ReturnE	4.31%	12.17%	7.08%	39.54%	3.59%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.14%	1.15%	1.09%	1.07%	1.14%
Expenses net of fee waivers, if any	1.14%	1.12%	1.07%	1.07%	1.14%
Expenses net of all reductions	1.14%	1.12%	1.07%	1.06%	1.14%
Net investment income (loss)	.70%	.79%B	.40%	.70%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$389,928	$376,817	$342,500	$359,582	$138,981
Portfolio turnover rateH	33%	34%	26%I	29%	27%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .53%.

 C Total distributions of $1.90 per share is comprised of distributions from net investment income of $.157 and distributions from net realized gain of $1.747 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Small Cap Value and Class I shares, each of which has equal rights as to assets and voting privileges. The Fund is closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period August 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$566,469,122
Gross unrealized depreciation	(164,828,845)
Net unrealized appreciation (depreciation) on securities	$401,640,277
Tax Cost	$2,965,700,309

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,559,742
Undistributed long-term capital gain	$186,601,784
Net unrealized appreciation (depreciation) on securities and other investments	$401,640,277

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$22,268,401	$ 12,432,052
Long-term Capital Gains	263,858,385	319,195,013
Total	$286,126,786	$ 331,627,065

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,246,194,550 and $960,674,812, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .91% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$538,756	$–
Class T	.25%	.25%	416,962	–
Class B	.75%	.25%	23,452	17,589
Class C	.75%	.25%	586,093	7,448
			$1,565,263	$25,037

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,500
Class T	3,040
Class B(a)	1,321
Class C(a)	528
$11,389

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$465,299.22
Class T	174,728.21
Class B	6,732.26
Class C	133,220.23
Small Cap Value	4,897,044.23
Class I	696,084.19
	$6,373,107

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $35,267 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,924 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $528,264. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,179,165, including $9,308 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $145,552 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $417.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $19,698.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Class A	$1,294,370	$207,059
Class T	298,011	–
Small Cap Value	17,252,892	7,655,420
Class I	3,108,241	1,284,414
Total	$21,953,514	$9,146,893
From net realized gain
Class A	$21,315,531	$29,002,450
Class T	8,511,334	11,758,984
Class B	317,311	573,044
Class C	6,297,703	8,461,258
Small Cap Value	193,459,994	233,242,234
Class I	34,271,399	39,442,202
Total	$264,173,272	$322,480,172

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Class A
Shares sold	2,145,353	1,619,679	$36,585,285	$30,035,137
Reinvestment of distributions	1,320,026	1,578,405	22,234,691	28,466,035
Shares redeemed	(3,598,901)	(4,261,712)	(60,922,417)	(79,564,907)
Net increase (decrease)	(133,522)	(1,063,628)	$(2,102,441)	$(21,063,735)
Class T
Shares sold	664,517	599,331	$11,103,956	$10,911,777
Reinvestment of distributions	527,842	655,613	8,714,816	11,618,861
Shares redeemed	(1,382,867)	(1,691,524)	(22,787,541)	(30,859,052)
Net increase (decrease)	(190,508)	(436,580)	$(2,968,769)	$(8,328,414)
Class B
Shares sold	4,363	5,056	$67,145	$89,676
Reinvestment of distributions	19,426	31,870	302,868	537,830
Shares redeemed	(219,046)	(106,178)	(3,435,330)	(1,834,363)
Net increase (decrease)	(195,257)	(69,252)	$(3,065,317)	$(1,206,857)
Class C
Shares sold	192,093	167,565	$2,998,393	$2,897,201
Reinvestment of distributions	367,680	447,025	5,744,375	7,553,140
Shares redeemed	(740,656)	(847,704)	(11,631,361)	(14,671,382)
Net increase (decrease)	(180,883)	(233,114)	$(2,888,593)	$(4,221,041)
Small Cap Value
Shares sold	41,988,674	13,163,441	$719,207,580	$248,872,334
Reinvestment of distributions	11,458,933	12,098,173	196,111,327	221,448,638
Shares redeemed	(23,136,423)	(25,848,809)	(398,026,994)	(487,056,437)
Net increase (decrease)	30,311,184	(587,195)	$517,291,913	$(16,735,465)
Class I
Shares sold	4,744,642	4,194,067	$82,352,801	$79,803,869
Reinvestment of distributions	1,907,860	1,996,970	32,653,194	36,554,847
Shares redeemed	(4,639,051)	(4,316,971)	(80,089,760)	(81,701,452)
Net increase (decrease)	2,013,451	1,874,066	$34,916,235	$34,657,264

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Small-Mid Cap Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Small Cap Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Class A	1.39%
Actual		$1,000.00	$1,134.90	$7.38
Hypothetical-C		$1,000.00	$1,017.95	$6.97
Class T	1.63%
Actual		$1,000.00	$1,133.10	$8.64
Hypothetical-C		$1,000.00	$1,016.76	$8.17
Class C	2.15%
Actual		$1,000.00	$1,130.00	$11.39
Hypothetical-C		$1,000.00	$1,014.17	$10.77
Small Cap Value	1.15%
Actual		$1,000.00	$1,135.20	$6.11
Hypothetical-C		$1,000.00	$1,019.14	$5.77
Class I	1.12%
Actual		$1,000.00	$1,135.80	$5.95
Hypothetical-C		$1,000.00	$1,019.29	$5.62

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Class A	09/12/16	09/09/16	$0.017	$1.070
Class T	09/12/16	09/09/16	$0.000	$1.070
Class C	09/12/16	09/09/16	$0.000	$1.070
Fidelity Small Cap Value	09/12/16	09/09/16	$0.043	$1.070
Class I	09/12/16	09/09/16	$0.046	$1.070

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $246,151,748, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Fidelity Small Cap Value Fund and Class I designate 100% of the dividends distributed in September and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, Fidelity Small Cap Value Fund and Class I designate 100% of the dividends distributed in September and December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in August 2013 and January 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking. The Board noted that the comparisons for 2015 reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that FMR believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class A, Class T, Class C, and Class I ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class T, Class C, and Class I was above the competitive median because of a positive performance fee adjustment in 2015. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Growth & Income Portfolio Class K Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	1.04%	12.72%	3.79%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Growth & Income Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio - Class K on July 31, 2006. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See above for additional information regarding the performance of Class K.

Period Ending Values
$14,506	Fidelity® Growth & Income Portfolio - Class K
$21,089	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rallied beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials and technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong period for real estate stocks couldn’t keep the financials sector (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Portfolio Manager Matthew Fruhan:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted modest gains, significantly trailing the 5.61% advance of the benchmark S&P 500® index. The fund’s disappointing result mostly was due to poor security selection, especially within financials and energy. In financials, which I continued to overweight, many companies from the banking industry struggled, including Citigroup, Bank of America, JPMorgan Chase and Morgan Stanley. In energy, several stocks detracted, especially natural gas transporters Golar LNG and MarkWest Energy Partners, the latter of which was acquired for stock by MPLX. The fund did have success with other names in the group, including pipeline operator Williams Partners and integrated energy producer Chevron. My picks in information technology also detracted. On the positive side, the fund was well positioned in the health care sector, as we benefited from good stock selection and a helpful underweight in this lagging category. Here, largely avoiding biotech firm Gilead Sciences (-31%) in favor of other firms that fit my criteria much better was a good call. The fund’s biggest individual contributor was industrial conglomerate General Electric, whose stock gained ground as the company continued to focus on its core industrial businesses – a move rewarded by investors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.(a)	3.5	4.0
Microsoft Corp.(a)	3.3	3.6
General Electric Co.(a)	3.0	3.5
Bank of America Corp.	2.7	2.8
Apple, Inc.	2.7	2.9
Chevron Corp.	2.3	2.3
Citigroup, Inc.	2.3	2.3
Qualcomm, Inc.	2.1	1.9
Johnson & Johnson(a)	2.0	2.3
GlaxoSmithKline PLC sponsored ADR	1.8	1.7
	25.7

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	21.0
Information Technology	20.7	21.2
Health Care	14.2	12.6
Industrials	12.5	12.8
Energy	12.0	10.1

Asset Allocation (% of fund's net assets)

As of July 31, 2016 *,**
Stocks	98.4%
Convertible Securities	1.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 11.7%

 ** Written Options - (0.1)%

As of January 31, 2016 *,**
Stocks	98.8%
Convertible Securities	1.2%

 * Foreign investments - 12.0%

 ** Written Options - (0.0)%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.5%
Auto Components - 0.3%
BorgWarner, Inc.	329,200	$10,923
Johnson Controls, Inc.	127,700	5,864
		16,787
Automobiles - 0.2%
General Motors Co.	320,000	10,093
Harley-Davidson, Inc. (a)	80,600	4,265
		14,358
Diversified Consumer Services - 0.0%
H&R Block, Inc.	104,200	2,479
Hotels, Restaurants & Leisure - 0.7%
Cedar Fair LP (depositary unit)	26,700	1,581
Dunkin' Brands Group, Inc.	160,300	7,263
Las Vegas Sands Corp.	208,800	10,576
Whitbread PLC	88,424	4,516
Wingstop, Inc. (a)	125,500	3,263
Yum! Brands, Inc.	163,244	14,597
		41,796
Leisure Products - 0.2%
NJOY, Inc. (b)(c)	671,364	27
Polaris Industries, Inc.	95,800	9,460
		9,487
Media - 4.3%
Comcast Corp. Class A (d)	1,641,400	110,384
Scripps Networks Interactive, Inc. Class A	511,789	33,809
Sinclair Broadcast Group, Inc. Class A	318,761	8,868
Time Warner, Inc.	1,038,417	79,595
Viacom, Inc. Class B (non-vtg.)	773,400	35,166
		267,822
Multiline Retail - 1.4%
Target Corp.	1,176,675	88,639
Specialty Retail - 1.3%
Foot Locker, Inc.	122,000	7,274
L Brands, Inc.	128,700	9,511
Lowe's Companies, Inc. (d)	801,979	65,987
		82,772
Textiles, Apparel & Luxury Goods - 0.1%
Ralph Lauren Corp.	84,800	8,318

TOTAL CONSUMER DISCRETIONARY		532,458

CONSUMER STAPLES - 6.0%
Beverages - 2.1%
Britvic PLC	169,500	1,402
Diageo PLC	913,839	26,188
PepsiCo, Inc.	177,414	19,324
The Coca-Cola Co.	1,888,303	82,387
		129,301
Food & Staples Retailing - 1.0%
CVS Health Corp.	518,104	48,039
Walgreens Boots Alliance, Inc.	213,684	16,934
		64,973
Food Products - 0.2%
Mead Johnson Nutrition Co. Class A	160,900	14,352
Household Products - 1.8%
Procter & Gamble Co.	1,304,815	111,679
Personal Products - 0.1%
Edgewell Personal Care Co. (b)	99,800	8,444
Tobacco - 0.8%
British American Tobacco PLC sponsored ADR	61,323	7,830
Imperial Tobacco Group PLC	113,852	6,002
Philip Morris International, Inc.	324,971	32,582
		46,414

TOTAL CONSUMER STAPLES		375,163

ENERGY - 11.9%
Energy Equipment & Services - 1.2%
Baker Hughes, Inc.	316,700	15,148
Helmerich & Payne, Inc. (a)	121,900	7,554
National Oilwell Varco, Inc.	584,500	18,909
Oceaneering International, Inc.	654,000	18,234
Schlumberger Ltd.	201,532	16,227
		76,072
Oil, Gas & Consumable Fuels - 10.7%
Amyris, Inc. (a)(b)	233,157	82
Anadarko Petroleum Corp.	126,700	6,909
Apache Corp.	778,668	40,880
Cabot Oil & Gas Corp.	216,900	5,351
Cenovus Energy, Inc.	2,608,300	37,337
Chevron Corp.	1,415,796	145,091
ConocoPhillips Co.	1,612,400	65,818
EQT Midstream Partners LP	50,502	4,031
Golar LNG Ltd. (a)	559,200	9,484
Imperial Oil Ltd.	1,431,500	44,042
Kinder Morgan, Inc.	2,858,200	58,107
Legacy Reserves LP	1,050,368	1,817
MPLX LP	142,847	4,635
PrairieSky Royalty Ltd. (a)	690,973	13,447
Suncor Energy, Inc.	3,342,150	89,950
Teekay LNG Partners LP	477,300	4,868
The Williams Companies, Inc.	3,121,972	74,834
Williams Partners LP	1,820,985	67,996
		674,679

TOTAL ENERGY		750,751

FINANCIALS - 21.2%
Banks - 13.8%
Bank of America Corp.	11,908,856	172,559
Citigroup, Inc.	3,302,130	144,666
Citizens Financial Group, Inc.	61,700	1,378
Comerica, Inc.	699,400	31,641
Cullen/Frost Bankers, Inc.	73,600	4,997
Fifth Third Bancorp	424,400	8,055
JPMorgan Chase & Co. (d)	3,427,392	219,248
Lloyds Banking Group PLC	1,623,900	1,142
M&T Bank Corp.	248,900	28,514
PNC Financial Services Group, Inc.	337,454	27,891
Regions Financial Corp.	4,361,000	39,990
Standard Chartered PLC (United Kingdom)	1,300,646	10,407
SunTrust Banks, Inc.	1,732,366	73,262
U.S. Bancorp	1,804,573	76,099
Wells Fargo & Co.	626,741	30,065
		869,914
Capital Markets - 5.4%
Apollo Global Management LLC Class A	618,000	10,599
Ashmore Group PLC	1,126,300	4,964
Charles Schwab Corp.	1,143,543	32,499
Franklin Resources, Inc.	87,400	3,163
Goldman Sachs Group, Inc.	21,600	3,430
Invesco Ltd.	444,643	12,975
KKR & Co. LP	2,308,743	33,338
Morgan Stanley	1,443,997	41,486
Northern Trust Corp.	917,864	62,038
Oaktree Capital Group LLC Class A	238,400	11,067
State Street Corp.	1,402,327	92,245
The Blackstone Group LP	1,269,300	34,068
		341,872
Diversified Financial Services - 0.4%
FactSet Research Systems, Inc.	18,400	3,164
McGraw Hill Financial, Inc.	180,100	22,008
		25,172
Insurance - 0.9%
Marsh & McLennan Companies, Inc.	368,407	24,223
MetLife, Inc.	392,340	16,769
Principal Financial Group, Inc.	249,400	11,630
		52,622
Real Estate Investment Trusts - 0.5%
American Tower Corp.	78,900	9,134
Crown Castle International Corp.	177,900	17,262
First Potomac Realty Trust	55,018	556
Sabra Health Care REIT, Inc.	183,900	4,397
		31,349
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	1,062,368	13,705

TOTAL FINANCIALS		1,334,634

HEALTH CARE - 13.3%
Biotechnology - 2.9%
AbbVie, Inc.	634,500	42,023
Amgen, Inc.	318,503	54,792
Biogen, Inc. (b)	147,800	42,852
Celgene Corp. (b)	15,800	1,773
Gilead Sciences, Inc.	175,400	13,939
Intercept Pharmaceuticals, Inc. (b)	39,826	6,891
Shire PLC sponsored ADR	113,000	21,936
		184,206
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	752,404	33,670
Ansell Ltd.	453,462	6,675
Becton, Dickinson & Co.	26,400	4,646
Medtronic PLC	848,830	74,383
Zimmer Biomet Holdings, Inc.	261,110	34,242
		153,616
Health Care Providers & Services - 1.5%
Anthem, Inc.	15,800	2,075
Cigna Corp.	134,600	17,358
McKesson Corp.	299,687	58,307
Patterson Companies, Inc.	308,670	15,236
		92,976
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	596,300	28,688
Pharmaceuticals - 6.0%
AstraZeneca PLC sponsored ADR (a)	399,700	13,646
Bristol-Myers Squibb Co.	205,100	15,344
GlaxoSmithKline PLC sponsored ADR	2,496,422	112,514
Innoviva, Inc.(a)	278,400	3,583
Johnson & Johnson (d)	1,018,969	127,605
Novartis AG sponsored ADR	27,544	2,293
Sanofi SA	250,497	21,336
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,478,520	79,101
		375,422

TOTAL HEALTH CARE		834,908

INDUSTRIALS - 12.3%
Aerospace & Defense - 2.4%
General Dynamics Corp.	83,100	12,207
Meggitt PLC	245,568	1,424
Rolls-Royce Group PLC	1,111,000	11,625
The Boeing Co.	516,589	69,047
United Technologies Corp.	507,682	54,652
		148,955
Air Freight & Logistics - 1.9%
C.H. Robinson Worldwide, Inc.	216,200	15,052
PostNL NV (b)	4,627,900	17,778
United Parcel Service, Inc. Class B (d)	810,204	87,583
		120,413
Airlines - 0.2%
Copa Holdings SA Class A	227,154	15,219
Building Products - 0.0%
Lennox International, Inc.	19,900	3,120
Commercial Services & Supplies - 0.1%
KAR Auction Services, Inc.	178,900	7,652
Electrical Equipment - 1.0%
AMETEK, Inc.	149,800	7,045
Eaton Corp. PLC	94,700	6,005
Emerson Electric Co.	559,700	31,287
Hubbell, Inc. Class B	197,039	21,247
		65,584
Industrial Conglomerates - 3.0%
General Electric Co. (d)	5,979,680	186,207
Machinery - 0.8%
Caterpillar, Inc.	20,600	1,705
CLARCOR, Inc.	24,600	1,532
Deere & Co.	216,900	16,855
Donaldson Co., Inc.	273,700	9,889
IMI PLC	78,200	1,109
Pentair PLC	32,700	2,087
Wabtec Corp.	119,000	8,152
Xylem, Inc.	129,400	6,187
		47,516
Professional Services - 0.1%
Nielsen Holdings PLC	97,300	5,241
Road & Rail - 2.3%
CSX Corp.	1,705,120	48,306
J.B. Hunt Transport Services, Inc.	527,340	43,838
Kansas City Southern	191,200	18,376
Norfolk Southern Corp.	183,999	16,519
Union Pacific Corp.	158,000	14,702
		141,741
Trading Companies & Distributors - 0.5%
MSC Industrial Direct Co., Inc. Class A (a)	66,200	4,755
W.W. Grainger, Inc. (a)	17,000	3,720
Watsco, Inc.	165,692	23,866
		32,341

TOTAL INDUSTRIALS		773,989

INFORMATION TECHNOLOGY - 20.6%
Communications Equipment - 1.7%
Cisco Systems, Inc.	3,486,852	106,454
Internet Software & Services - 3.1%
Alphabet, Inc.:
Class A	134,107	106,124
Class C (b)	115,346	88,677
		194,801
IT Services - 5.2%
First Data Corp. Class A (b)	1,927,110	23,896
IBM Corp.	400,604	64,345
MasterCard, Inc. Class A	653,500	62,239
Paychex, Inc. (d)	1,151,652	68,270
Sabre Corp.	165,400	4,821
Unisys Corp. (a)(b)	973,600	9,648
Visa, Inc. Class A	1,164,784	90,911
		324,130
Semiconductors & Semiconductor Equipment - 2.7%
Maxim Integrated Products, Inc.	538,400	21,956
Qualcomm, Inc.	2,139,946	133,918
Xilinx, Inc.	256,700	13,112
		168,986
Software - 3.7%
Microsoft Corp. (d)	3,626,199	205,533
Oracle Corp.	472,153	19,377
SS&C Technologies Holdings, Inc.	307,000	9,892
		234,802
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	1,626,594	169,507
EMC Corp.	2,376,900	67,219
Western Digital Corp.	623,600	29,627
		266,353

TOTAL INFORMATION TECHNOLOGY		1,295,526

MATERIALS - 2.9%
Chemicals - 2.4%
CF Industries Holdings, Inc.	392,400	9,684
E.I. du Pont de Nemours & Co.	342,346	23,680
Johnson Matthey PLC	16,600	720
LyondellBasell Industries NV Class A	193,000	14,525
Monsanto Co.	719,915	76,865
Potash Corp. of Saskatchewan, Inc.	1,556,400	24,258
W.R. Grace & Co.	40,900	3,062
		152,794
Containers & Packaging - 0.5%
Ball Corp.	65,300	4,615
Graphic Packaging Holding Co.	45,800	625
International Paper Co.	26,600	1,219
Packaging Corp. of America	67,200	5,019
WestRock Co.	471,800	20,245
		31,723

TOTAL MATERIALS		184,517

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
Verizon Communications, Inc.	1,007,674	55,835
UTILITIES - 0.8%
Electric Utilities - 0.8%
Exelon Corp.	1,433,900	53,456
PPL Corp.	7,900	298
		53,754
Multi-Utilities - 0.0%
Sempra Energy	400	45

TOTAL UTILITIES		53,799

TOTAL COMMON STOCKS
(Cost $5,578,182)		6,191,580

Preferred Stocks - 1.1%
Convertible Preferred Stocks - 1.1%
HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.9%
Alere, Inc. 3.00%	174,173	54,647
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Stericycle, Inc. 2.25%	133,700	9,973
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Dynegy, Inc. 7.00% (b)	32,800	3,200

TOTAL CONVERTIBLE PREFERRED STOCKS		67,820

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC	72,121,800	95
Rolls-Royce Group PLC (C Shares)	32,482,080	43
		138
TOTAL PREFERRED STOCKS
(Cost $59,373)		67,958
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Tesla Motors, Inc. 1.25% 3/1/21	5,570	4,891
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc.:
5% 10/15/18 pay-in-kind (c)(e)	3,173	2,799
9.5% 4/15/19 pay-in-kind (e)(f)	5,075	2,204
Peabody Energy Corp. 4.75% 12/15/41 (g)	7,660	48
		5,051
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
Twitter, Inc. 0.25% 9/15/19	9,490	8,760
TOTAL CONVERTIBLE BONDS
(Cost $27,748)		18,702
	Shares	Value (000s)

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 0.42% (h)	21,729,129	21,729
Fidelity Securities Lending Cash Central Fund, 0.45% (h)(i)	29,496,798	29,497
TOTAL MONEY MARKET FUNDS
(Cost $51,226)		51,226
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $5,716,529)		6,329,466
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(36,396)
NET ASSETS - 100%		$6,293,070

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium (000s)	Value (000s)
Call Options
Comcast Corp. Class A	10/21/16 - $67.50	2,500	$230	$(476)
General Electric Co.	10/21/16 - $34.00	6,282	157	(63)
Johnson & Johnson	10/21/16 - $125.00	1,053	217	(284)
JPMorgan Chase & Co.	10/21/16 - $67.50	5,134	474	(424)
Lowe's Companies, Inc.	10/21/16 - $87.50	1,185	85	(87)
Microsoft Corp.	11/18/16 - $60.00	3,626	327	(330)
Paychex, Inc.	9/16/16 - $57.50	3,893	288	(944)
Paychex, Inc.	9/16/16 - $62.50	2,417	70	(48)
United Parcel Service, Inc. Class B	10/21/16 - $105.00	1,294	551	(563)
TOTAL WRITTEN OPTIONS			$2,399	$(3,219)

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,826,000 or 0.0% of net assets.

 (d) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $164,100,000.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,204,000 or 0.0% of net assets.

 (g) Non-income producing - Security is in default.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc. 5% 10/15/18	10/16/13	$2,800
NJOY, Inc.	2/14/14	$1,164

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$21
Fidelity Securities Lending Cash Central Fund	681
Total	$702

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$532,458	$532,431	$--	$27
Consumer Staples	375,163	348,975	26,188	--
Energy	750,751	750,751	--	--
Financials	1,334,634	1,333,492	1,142	--
Health Care	889,555	813,572	75,983	--
Industrials	784,100	772,475	11,625	--
Information Technology	1,295,526	1,295,526	--	--
Materials	184,517	184,517	--	--
Telecommunication Services	55,835	55,835	--	--
Utilities	56,999	56,999	--	--
Corporate Bonds	18,702	--	18,702	--
Money Market Funds	51,226	51,226	--	--
Total Investments in Securities:	$6,329,466	$6,195,799	$133,640	$27
Derivative Instruments:
Liabilities
Written Options	$(3,219)	$(3,219)	$--	$--
Total Liabilities	$(3,219)	$(3,219)	$--	$--
Total Derivative Instruments:	$(3,219)	$(3,219)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$63,359
Level 2 to Level 1	$0

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000s)
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(3,219)
Total Equity Risk	0	(3,219)
Total Value of Derivatives	$0	$(3,219)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.3%
United Kingdom	3.5%
Canada	3.3%
Ireland	1.4%
Israel	1.3%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $28,993) — See accompanying schedule: Unaffiliated issuers (cost $5,665,303)	$6,278,240
Fidelity Central Funds (cost $51,226)	51,226
Total Investments (cost $5,716,529)		$6,329,466
Receivable for investments sold		20,760
Receivable for fund shares sold		778
Dividends receivable		8,758
Interest receivable		227
Distributions receivable from Fidelity Central Funds		47
Other receivables		714
Total assets		6,360,750
Liabilities
Payable for investments purchased	$26,792
Payable for fund shares redeemed	4,220
Accrued management fee	2,316
Written options, at value (premium received $2,399)	3,219
Other affiliated payables	893
Other payables and accrued expenses	743
Collateral on securities loaned, at value	29,497
Total liabilities		67,680
Net Assets		$6,293,070
Net Assets consist of:
Paid in capital		$7,948,801
Distributions in excess of net investment income		(6,075)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,261,738)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		612,082
Net Assets		$6,293,070
Growth and Income:
Net Asset Value, offering price and redemption price per share ($5,528,555 ÷ 181,356 shares)		$30.48
Class K:
Net Asset Value, offering price and redemption price per share ($764,515 ÷ 25,100 shares)		$30.46

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2016
Investment Income
Dividends		$167,951
Interest		1,177
Income from Fidelity Central Funds		702
Total income		169,830
Expenses
Management fee	$28,329
Transfer agent fees	9,791
Accounting and security lending fees	1,147
Custodian fees and expenses	152
Independent trustees' fees and expenses	29
Registration fees	58
Audit	95
Legal	30
Interest	10
Miscellaneous	53
Total expenses before reductions	39,694
Expense reductions	(204)	39,490
Net investment income (loss)		130,340
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	403,857
Foreign currency transactions	(102)
Written options	5,815
Total net realized gain (loss)		409,570
Change in net unrealized appreciation (depreciation) on: Investment securities	(566,115)
Assets and liabilities in foreign currencies	(5)
Written options	(820)
Total change in net unrealized appreciation (depreciation)		(566,940)
Net gain (loss)		(157,370)
Net increase (decrease) in net assets resulting from operations		$(27,030)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$130,340	$140,160
Net realized gain (loss)	409,570	743,260
Change in net unrealized appreciation (depreciation)	(566,940)	(281,519)
Net increase (decrease) in net assets resulting from operations	(27,030)	601,901
Distributions to shareholders from net investment income	(127,549)	(135,475)
Distributions to shareholders from net realized gain	(2,644)	–
Total distributions	(130,193)	(135,475)
Share transactions - net increase (decrease)	(973,902)	(551,906)
Total increase (decrease) in net assets	(1,131,125)	(85,480)
Net Assets
Beginning of period	7,424,195	7,509,675
End of period	$6,293,070	$7,424,195
Other Information
Distributions in excess of net investment income end of period	$(6,075)	$(722)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth & Income Portfolio

Years ended July 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$30.85	$29.02	$25.66	$20.13	$18.58
Income from Investment Operations
Net investment income (loss)A	.59	.55	.51	.46	.36
Net realized and unrealized gain (loss)	(.37)	1.82B	3.35	5.54	1.55
Total from investment operations	.22	2.37	3.86	6.00	1.91
Distributions from net investment income	(.58)	(.54)	(.50)	(.44)	(.35)
Distributions from net realized gain	(.01)	–	(.01)	(.03)	(.01)
Total distributions	(.59)	(.54)	(.50)C	(.47)	(.36)
Net asset value, end of period	$30.48	$30.85	$29.02	$25.66	$20.13
Total ReturnD	.88%	8.23%B	15.16%	30.15%	10.45%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.64%	.65%	.68%	.71%
Expenses net of fee waivers, if any	.64%	.63%	.65%	.68%	.71%
Expenses net of all reductions	.64%	.63%	.65%	.67%	.71%
Net investment income (loss)	2.05%	1.83%	1.86%	2.04%	1.95%
Supplemental Data
Net assets, end of period (in millions)	$5,529	$6,563	$6,550	$6,060	$4,863
Portfolio turnover rateG	29%	35%	41%H	49%	62%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.03%.

 C Total distributions of $.50 per share is comprised of distributions from net investment income of $.495 and distributions from net realized gain of $.006 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Growth & Income Portfolio Class K

	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$30.82	$29.00	$25.64	$20.12	$18.57
Income from Investment Operations
Net investment income (loss)A	.62	.59	.54	.50	.40
Net realized and unrealized gain (loss)	(.35)	1.81B	3.36	5.52	1.54
Total from investment operations	.27	2.40	3.90	6.02	1.94
Distributions from net investment income	(.62)	(.58)	(.53)	(.47)	(.38)
Distributions from net realized gain	(.01)	–	(.01)	(.03)	(.01)
Total distributions	(.63)	(.58)	(.54)	(.50)	(.39)
Net asset value, end of period	$30.46	$30.82	$29.00	$25.64	$20.12
Total ReturnC	1.04%	8.34%B	15.32%	30.28%	10.66%
Ratios to Average Net AssetsD,E
Expenses before reductions	.52%	.52%	.52%	.53%	.54%
Expenses net of fee waivers, if any	.52%	.52%	.52%	.53%	.54%
Expenses net of all reductions	.52%	.52%	.52%	.52%	.54%
Net investment income (loss)	2.17%	1.95%	1.99%	2.19%	2.13%
Supplemental Data
Net assets, end of period (in millions)	$765	$862	$960	$1,016	$752
Portfolio turnover rateF	29%	35%	41%G	49%	62%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 8.14%

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income, and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, partnerships, deferred trustees compensation, certain conversion ratio adjustments, capital loss carryforward and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,050,243
Gross unrealized depreciation	(431,497)
Net unrealized appreciation (depreciation) on securities	$618,746
Tax Cost	$5,710,720

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,714
Capital loss carryforward	$(2,267,080)
Net unrealized appreciation (depreciation) on securities and other investments	$617,876

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$(2,267,080)

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$ 130,193	$ 135,475

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

During the period, the Fund recognized net realized gain (loss) of $5,815 and a change in net unrealized appreciation (depreciation) of $(820) related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	-	$ -
Options Opened	153	10,381
Options Exercised	(20)	(1,392)
Options Closed	(64)	(3,063)
Options Expired	(42)	(3,527)
Outstanding at end of period	27	$2,399

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,858,687 and $2,835,428, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth and Income	$9,428.17
Class K	363.05
	$ 9,791

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $49 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,799.46%		$8

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $71.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $827. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $681, including an amount of less than five hundred dollars from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $4,931. The weighted average interest rate was .69%. The interest expense amounted to $2 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $158 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $46.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Growth and Income	$110,877	$117,218
Class K	16,672	18,257
Total	$127,549	$135,475
From net realized gain
Growth and Income	$2,314	$–
Class K	330	–
Total	$2,644	$–

12. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Growth and Income
Shares sold	4,968	12,118	$141,986	$365,420
Reinvestment of distributions	3,798	3,750	107,836	111,890
Shares redeemed	(40,154)	(28,824)	(1,140,777)	(872,624)
Net increase (decrease)	(31,388)	(12,956)	$(890,955)	$(395,314)
Class K
Shares sold	3,725	4,866	$105,617	$146,512
Reinvestment of distributions	599	612	17,002	18,257
Shares redeemed	(7,177)	(10,609)	(205,566)	(321,361)
Net increase (decrease)	(2,853)	(5,131)	$(82,947)	$(156,592)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Growth & Income Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Growth and Income	.64%
Actual		$1,000.00	$1,138.70	$3.40
Hypothetical-C		$1,000.00	$1,021.68	$3.22
Class K	.52%
Actual		$1,000.00	$1,139.50	$2.77
Hypothetical-C		$1,000.00	$1,022.28	$2.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Growth and Income designates 97%, 95%, 100%, and 100%, and Class K designates 91%, 90%, 100%, and 100%; of the dividends distributed in October 2015, December 2015, April 2016 and July 2016, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth and Income and Class K designate 100% of each dividend distributed in October 2015, December 2015, April 2016 and July 2016, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Growth & Income Portfolio

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

GAI-K-ANN-0916
1.863230.107

Item 2.

Code of Ethics

As of the end of the period, July 31, 2016, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Series Blue Chip Growth Fund, Fidelity Series Real Estate Equity Fund, Fidelity Series Real Estate Income Fund, and Fidelity Series Small Cap Opportunities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$154,000	$-	$5,200	$3,900
Fidelity OTC Portfolio	$74,000	$-	$6,200	$2,300
Fidelity Real Estate Income Fund	$173,000	$-	$7,000	$3,300
Fidelity Series Blue Chip Growth Fund	$70,000	$-	$5,900	$1,700
Fidelity Series Real Estate Equity Fund	$40,000	$-	$6,100	$1,100
Fidelity Series Real Estate Income Fund	$81,000	$-	$6,500	$1,600
Fidelity Series Small Cap Opportunities Fund	$50,000	$-	$5,500	$1,600

July 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$51,000	$-	$5,300	$4,700
Fidelity OTC Portfolio	$47,000	$-	$5,800	$3,300
Fidelity Real Estate Income Fund	$160,000	$-	$7,600	$1,600
Fidelity Series Blue Chip Growth Fund	$48,000	$-	$6,800	$2,400
Fidelity Series Real Estate Equity Fund	$39,000	$-	$5,800	$900
Fidelity Series Real Estate Income Fund	$76,000	$-	$6,300	$800
Fidelity Series Small Cap Opportunities Fund	$59,000	$-	$5,900	$1,800

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund (the “Funds”):

Services Billed by PwC

July 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$55,000	$-	$5,900	$2,300
Fidelity Dividend Growth Fund	$67,000	$-	$3,700	$3,600
Fidelity Growth & Income Portfolio	$77,000	$-	$6,200	$3,700
Fidelity Leveraged Company Stock Fund	$57,000	$-	$4,600	$2,900
Fidelity Small Cap Growth Fund	$55,000	$-	$3,700	$2,400
Fidelity Small Cap Value Fund	$56,000	$-	$5,300	$2,600

July 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$52,000	$-	$5,800	$1,800
Fidelity Dividend Growth Fund	$67,000	$-	$5,000	$4,700
Fidelity Growth & Income Portfolio	$74,000	$-	$11,100	$4,400
Fidelity Leveraged Company Stock Fund	$56,000	$-	$4,400	$3,500
Fidelity Small Cap Growth Fund	$52,000	$-	$6,000	$2,100
Fidelity Small Cap Value Fund	$54,000	$-	$6,400	$2,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2016A	July 31, 2015A
Audit-Related Fees	$35,000	$-
Tax Fees	$10,000	$-
All Other Fees	$-	$175,000

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2016A	July 31, 2015A
Audit-Related Fees	$6,005,000	$4,480,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2016 A	July 31, 2015 A
PwC	$6,810,000	$5,815,000
Deloitte Entities	$135,000	$595,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 27, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	September 27, 2016